As filed with the U.S. Securities and Exchange Commission on January 28, 2025
Securities Act File No. 333-220096
Investment Company Act File No. No. 811-23282

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

Registration Statement under the Securities Act of 1933	☒
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 11	☒

and/or

Registration Statement under the Investment Company Act of 1940	☒
Amendment No. 12	☒
(Check appropriate box or boxes)
PFM MULTI-MANAGER SERIES TRUST
(Exact Name of Registrant Specified in Charter)
213 Market Street
Harrisburg, Pennsylvania 17101-2141
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (883) 736-6678
The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
Telephone Number: (302) 658-7581
(Name and Address of Agent for Service)
Copies to:

Jonathan Kopcsik, Esq.	Valentine James Link, Jr.
Stradley Ronon Stevens & Young, LLP	U.S. Bancorp Asset Management, Inc.
2005 Market Street	1735 Market Street, 43rd Floor
Suite 2600	Philadelphia, PA 19103
Philadelphia, Pennsylvania 19103
It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)	☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)	☐	On (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2)	☐	On (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

First American Multi-Manager Domestic Equity Fund

Share Class	Ticker Symbol
Advisor	N/A
Institutional	FAEQX
R	N/A

First American Multi-Manager International Equity Fund

Share Class	Ticker Symbol
Advisor	N/A
Institutional	FAIEX
R	N/A

First American Multi-Manager Fixed-Income Fund

Share Class	Ticker Symbol
Advisor	N/A
Institutional	FAFIX
R	N/A

PROSPECTUS

January 28, 2025

As with all mutual funds, the Securities and Exchange Commission (nor any state securities commission) has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime. Shares of funds, and classes thereof, offered by means of this Prospectus are not available in all states. An investment in the funds is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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PFM MULTI-MANAGER SERIES TRUST
First American Multi-Manager Domestic Equity Fund
First American Multi-Manager International Equity Fund
First American Multi-Manager Fixed-Income Fund
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FUND SUMMARY
First American Multi-Manager Domestic Equity Fund
Investment Objective
The First American Multi-Manager Domestic Equity Fund (Domestic Equity Fund) seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Domestic Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Advisor	Institutional	R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%	0.29%	0.29%
Distribution and/or Service (12b-1) Fees(1)	None	None	None
Other Expenses(2)	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(3)	0.38%	0.38%	0.38%

(1)
The maximum annual rates at which the distribution and/or servicing fees may be paid under the Advisor Class and Class R 12b-1 Plans (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares) is 0.25% and 0.50%, respectively; however, the Board of Trustees has determined not to authorize payment of a Rule 12b-1 plan fee at this time.

(2)	As of the date of this prospectus, Advisor and R class shares of the Fund have not commenced operations and expenses are based on Institutional Class expenses for the fiscal year ended September 30, 2024.
(3)	The Total Annual Fund Operating Expenses do not correlate to the “Ratios of Average Net Assets of Expenses, Prior to Expenses Waived/Reimbursed/Recouped” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (including exchange traded funds).
Example. This Example is intended to help you compare the costs of investing in the Domestic Equity Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Domestic Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Domestic Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$39	$122	$213	$480
Institutional Shares	$39	$122	$213	$480
Class R Shares	$39	$122	$213	$480
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Portfolio Turnover
The Domestic Equity Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Domestic Equity Fund’s performance. During the most recent fiscal year, the Domestic Equity Fund’s portfolio turnover rate was 103% of the average value of its portfolio.
Principal Investment Strategies
In seeking long-term capital appreciation, the Domestic Equity Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of U.S. based companies, in derivatives and other instruments that have economic characteristics similar to such securities, and in ETFs and other registered investment companies investing in equity securities of U.S. based companies. Companies are considered to be U.S. based if they are organized under the laws of the United States, have a principal office in the United States, or have their principal securities market in the United States.
The Domestic Equity Fund’s investments in equity securities of U.S. based companies typically consist primarily of common stocks, including initial public offerings (IPOs), but may also include preferred stocks of such companies. The Domestic Equity Fund may also invest in foreign equity securities and depositary receipts.
The Domestic Equity Fund may invest in issuers with market capitalizations in all ranges, including small-, medium- and large-capitalization companies. At times, the Fund may have a significant portion of its assets invested in a passively managed ETF.
The Domestic Equity Fund utilizes a “multi-manager” approach whereby U.S. Bancorp Asset Management, Inc. (Adviser or USBAM) may allocate all or a portion of the Domestic Equity Fund’s assets to one or more sub-advisers. Each sub-adviser acts independently from the other sub-advisers and utilizes its own distinct investment style in selecting securities and managing the portion of the Domestic Equity Fund’s assets to which the sub-adviser has been allocated. Each sub-adviser manages its portion of the Domestic Equity Fund’s assets in a manner consistent with the Domestic Equity Fund’s investment objective, strategies and restrictions. The Adviser has overall responsibility for the Domestic Equity Fund’s investments, and for selecting and overseeing the Domestic Equity Fund’s sub-advisers. Not all of the sub-advisers listed for the Domestic Equity Fund may be actively managing assets for the Domestic Equity Fund at all times. The Adviser also has discretion to manage directly all or a portion of the Domestic Equity Fund. The principal investment strategies employed by the Domestic Equity Fund include the following:
•All-Capitalization. The all-capitalization strategies invest in common stocks of any capitalization size that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Certain all-capitalization strategies are expected to have a tilt toward large-capitalization companies, or a tilt toward mid-/small-capitalization companies. The Domestic Equity Fund expects to allocate up to 30% of its assets to all-capitalization strategies.
•Large-Capitalization. The large-capitalization strategies invest in common stocks of large-capitalization companies that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Under normal circumstances, the Domestic Equity Fund’s large-capitalization strategies define a large-capitalization company as a constituent of the Russell 1000 or S&P 500 Indices at the time of acquisition. The Domestic Equity Fund expects to allocate up to 50% of its assets to large-capitalization strategies.
•Mid-Capitalization. The mid-capitalization strategies invest in common stocks of mid-capitalization companies that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Under normal circumstances, the Domestic Equity Fund's mid-capitalization strategies define a mid-capitalization company as a constituent of the Russell Mid Cap or S&P 400 Indices at the time of acquisition. The Domestic Equity Fund expects to allocate up to 20% of its assets to mid-capitalization strategies.
•Small-Capitalization. The small-capitalization strategies invest in common stocks of small-capitalization companies that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation
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potential and attractive valuations. Under normal circumstances, the Domestic Equity Fund's small-capitalization strategies define a small-capitalization company as a constituent of the Russell 2000 or S&P 600 Indices at the time of acquisition. The Domestic Equity Fund expects to allocate up to 30% of its assets to small-capitalization strategies.
•Passive Allocation. The Domestic Equity Fund expects to strategically allocate up to 80% of its assets to passively managed strategies tracking the U.S. equity market. Generally, the Adviser expects to use ETFs or mutual funds, such as those tracking the Russell 3000 Index, the Dow Jones U.S. Large-Cap Total Stock Market Index or other broad U.S. equity indices, to implement these strategies. At times, the Domestic Equity Fund may invest a significant portion of its assets in one ETF or mutual fund. From time to time, the Adviser may also make tactical allocations to over-weight or under-weight certain segments of the U.S. equity market in an attempt to outperform it. The Adviser may use ETFs, mutual funds, securities, derivatives, or a combination in seeking to implement such a strategy. The Adviser may over-weight or under-weight certain segments of the market based on the Adviser’s analysis on the economy, capital markets, valuation, and trends related to the foregoing.
Each of the all-capitalization, large-capitalization, mid-capitalization, and small-capitalization strategies are constructed using either: (1) a fundamental bottom-up investment process, which includes consideration of a company’s intrinsic or fair value, or (2) quantitative strategies where the sub-adviser(s) select stocks based on certain factors. These factors may include, but are not limited to, measures quantifying historical and forecasted valuations as compared to earnings, sales, and book value; quality measures such as cash on the balance sheet, earnings momentum, and debt to equity; and measures of market sentiment such as share price momentum or short interest.
When determining the allocations and reallocations to a sub-adviser or to a passively managed strategy, the Adviser employs a strategic and tactical management approach, and considers a variety of factors, including but not limited to its own views on the economy and markets, the sub-adviser’s investment approach and outlook, relative value and risk, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Adviser seeks, through its selection of sub- advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Domestic Equity Fund.
The Domestic Equity Fund seeks to implement its investment strategies, in part, through investments in ETFs and other registered investment companies instead of direct investments.
The Fund may invest up to 20% of its assets in derivatives.
The Domestic Equity Fund’s investment sub-advisers may engage in active trading and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
Principal Investment Risks
As with any investment, you could lose all or part of your investment in the Domestic Equity Fund, and the Fund’s performance could lag that of other investments. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Domestic Equity Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. The Domestic Equity Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to meet its investment objective.
Market Risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of the Domestic Equity Fund’s NAV to decline, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset
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classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Large-Capitalization Stock Risk is the risk that large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly, the value of large-capitalization stocks may not rise to the same extent as the value of small or mid-cap companies under certain market conditions or during certain periods.
Mid- and Small-Capitalization Stock Risk is the risk that stocks of mid- and small-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid- and small-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
Investment Company/ETF Risk is the risk that shareholders in the Domestic Equity Fund could indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Domestic Equity Fund’s direct fees and expenses, which may involve duplication of management fees and certain other expenses. Investments in other funds also may increase the amount of taxes payable by investors in the Domestic Equity Fund. In addition, investments in other investment companies are subject to the risks associated with the underlying assets held by the investment companies, and investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities.
Management Risk is the risk that a strategy used by the Adviser and the Domestic Equity Fund’s sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the Adviser and the sub-advisers may cause unintended results.
Multi-Manager Risk is the risk that the sub-advisers’ investment styles may not always be complementary and the sub-advisers may make decisions that conflict with each other, which could affect the performance of the Domestic Equity Fund. The Domestic Equity Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating the Domestic Equity Fund’s assets to the sub-advisers and to direct investments. The Domestic Equity Fund’s value could decline as a result of less than optimal or poor asset allocation decisions. Moreover, the Domestic Equity Fund’s multi-manager approach may result in the Domestic Equity Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Domestic Equity Fund’s performance depending on the performance of those securities and the overall market environment. The sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the Domestic Equity Fund.
Focus Risk is the risk that to the extent the Domestic Equity Fund’s investment strategy leads to sizable allocations to a particular market, sector, industry or issuer, the Domestic Equity Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector, industry or issuer. As a result, there may be more fluctuation in the price of the Domestic Equity Fund’s shares.
Preferred Securities Risk includes issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
Quantitative Strategies and Trading Risk is the risk that the Adviser/sub-adviser(s) use quantitative models that rely on patterns inferred from historical prices and other financial and economic data in evaluating prospective investments, making predictions, and in implementing their strategies. Changes in underlying market conditions and unanticipated events can significantly impact the performance of those models. The Adviser/sub-adviser(s) apply judgment in the implementation of their models, which may improve or detract from results. It is also possible that
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errors in incorporating and processing the historical prices and other financial and economic data could occur. As market dynamics shift over time, quantitative models may become outdated. Mispricing, even if correctly identified, may not be corrected by the market within a time frame over which it is feasible for any given portfolio to maintain a position. Any of the foregoing factors could give rise to material losses or result in the failure to achieve the Fund’s investment objective.
Foreign Investments Risk is the risk that investing in foreign (non-U.S.) securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), may result in the Domestic Equity Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial reporting standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments also may suspend or impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Domestic Equity Fund’s investments to decline.
Depositary Receipts Risk involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Domestic Equity Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
IPO Risk is the risk that the prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may lack publicly available information and may have less experienced management or limited operating histories.
Cybersecurity Risk is the risk that the Fund may be subject to operational and informational security risks resulting from breaches in cybersecurity of the Fund, the Fund’s affiliates or service providers. A cybersecurity breach at an issuer of securities in which the Fund invests may cause such securities to lose value.
Derivative Investment Risk is the risk that the use of derivative investments may result in the Domestic Equity Fund sustaining a loss. The value of a derivative instrument depends largely on the value of the underlying reference asset. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that a counterparty to a derivative contract may be unable or unwilling to meet its financial obligations. Derivatives involve costs and can create leverage in the Domestic Equity Fund’s portfolio, which may result in significant volatility and cause the Domestic Equity Fund to lose more than the amount it invested or the anticipated value of the underlying asset. A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Domestic Equity Fund, potentially resulting in losses to Domestic Equity Fund shareholders. Derivatives may be less liquid than more traditional investments and the Domestic Equity Fund may be unable to sell or close out its derivative positions at a desirable time or price. Derivatives also may be harder to value, less tax efficient and subject to changing government regulation that could impact the Domestic Equity Fund’s ability to use certain derivatives or increase their cost. Derivative strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure may not provide the expected benefits, particularly during adverse market conditions. When the Domestic Equity Fund uses certain derivatives, it will be required to provide margin and/or pledge collateral in a manner that satisfies contractual undertakings, which could limit the Domestic Equity Fund’s ability to pursue other opportunities as they arise or require the Domestic Equity Fund to liquidate portfolio securities in order to satisfy margin requirements.
Liquidity Risk is the risk that the Domestic Equity Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk may be caused by unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing the Fund’s
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ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Domestic Equity Fund would like, and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on the Domestic Equity Fund’s performance.
Performance
The following performance information provides some indication of the risks of investing in the Domestic Equity Fund. The bar chart below shows the annual total returns of the Domestic Equity Fund’s Institutional Class shares for the period indicated. The table below shows the average annual total returns, both before and after taxes, and how the Domestic Equity Fund’s Institutional Class performance compares to that of a broad-based securities market index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. Past performance, before and after taxes, is not necessarily an indication of how the Domestic Equity Fund will perform in the future. Updated performance information for the Domestic Equity Fund is available toll free by calling 1-800-527-5412 or by visiting our website at www.firstamericanfunds.com.
Advisor Class and Class R shares have not commenced operations as of the date of this prospectus and therefore the returns shown below are for Institutional Class shares. Advisor Class and Class R shares would have substantially similar annual returns to Institutional Class shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
Domestic Equity Fund - Institutional Class
Annual Total Returns as of December 31, 2024

29.70%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
26.28%
20.05%
22.05%
21.53%
-7.07%
-18.97%
2018
2019
2020
2021
2022
2023
2024

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	21.08%	2Q/2020
Lowest Return	(19.97)%	1Q/2020
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After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. They are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and redemptions may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Domestic Equity Fund shares at the end of the measurement period.
Average Annual Total Returns for the periods ended December 31, 2024

Domestic Equity Fund	1 Year	5 Years	Since Inception December 29, 2017
Institutional Class
Return Before Taxes Based on NAV	21.53%	12.75%	11.89%
Return After Taxes on Distributions	15.24%	9.48%	9.40%
Return After Taxes on Distributions and Sale of Fund Shares	16.87%	9.49%	9.08%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	13.15%
Management

Investment Adviser	Portfolio Managers	Managed the Domestic Equity Fund Since:

U.S. Bancorp Asset Management, Inc.	John Spagnola is a Managing Director of the Adviser and a member of USBAM’s Outsourced Chief Investment Officer (OCIO) Investment Committee.	2017
	Surya Pisapati, CFA is a Portfolio Strategist for the Adviser and a member of USBAM’s OCIO Investment Committee.	2017
	Kenneth Schiebel, CFA is a Managing Director of the Adviser, USBAM’s Chief Investment Officer, Public Sector Management and OCIO Strategies and serves as current Chairman of USBAM's OCIO Investment Committee.	2017
	Patrick Mahoney is a Managing Director of the Adviser, Head of OCIO Investments and a member of USBAM’s OCIO Investment Committee.	2023
	James Palmer, CFA is a Managing Director of the Adviser, USBAM’s Chief Investment Officer, Money Market Fund Management and Corporate Fixed Income Strategies and a member of USBAM’s OCIO Investment Committee.	2024

Sub-Adviser	Portfolio Managers	Managed the Domestic Equity Fund Since:

Aristotle Atlantic Partners, LLC	Owen Fitzpatrick, CFA, Principal, Managing Director and Lead Portfolio Manager.	2021
	Thomas Hynes, CFA, Principal, Managing Director and Portfolio Manager.	2021
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Sub-Adviser	Portfolio Managers	Managed the Domestic Equity Fund Since:
	Brendan O’Neill, CFA, Principal, Director and Portfolio Manager.	2021

Jacobs Levy Equity Management, Inc.	Bruce I. Jacobs, Ph.D., Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research.	2019
	Kenneth N. Levy, CFA, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research.	2019

Putnam Investment Management, LLC	Gerard P. Sullivan, Portfolio Manager	2024
	Arthur Yeager, Portfolio Manager	2024

Vaughan Nelson Investment Management, L.P.	Scott J. Weber, CFA, Senior Portfolio Manager.	2018
	Chris D. Wallis, CFA, CPA Senior Portfolio Manager.	2018

Not all of these sub-advisers may manage assets of the Domestic Equity Fund at all times.
Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about buying and selling Domestic Equity Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries” on page 33 of the Prospectus.
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FUND SUMMARY
First American Multi-Manager International Equity Fund
Investment Objective
The First American Multi-Manager International Equity Fund (International Equity Fund) seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the International Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Advisor	Institutional	R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees(1)	None	None	None
Other Expenses(2)	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses(3)	0.67%	0.67%	0.67%

(1)
The maximum annual rates at which the distribution and/or servicing fees may be paid under the Advisor Class and Class R 12b-1 Plans (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares) is 0.25% and 0.50%, respectively; however, the Board of Trustees has determined not to authorize payment of a Rule 12b-1 plan fee at this time.

(2)	As of the date of this prospectus, Advisor and R class shares of the Fund have not commenced operations and expenses are based on Institutional Class expenses for the fiscal year ended September 30, 2024.
(3)	The Total Annual Fund Operating Expenses do not correlate to the “Ratios of Average Net Assets of Expenses, Prior to Expenses Waived/Reimbursed/Recouped” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (including exchange traded funds).
Example. This Example is intended to help you compare the costs of investing in the International Equity Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$68	$214	$373	$835
Institutional Shares	$68	$214	$373	$835
Class R Shares	$68	$214	$373	$835
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Portfolio Turnover
The International Equity Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the International Equity Fund’s performance. During the most recent fiscal year, the International Equity Fund’s portfolio turnover rate was 105% of the average value of its portfolio.
Principal Investment Strategies
In seeking long-term capital appreciation, the International Equity Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, in derivatives and other instruments that have economic characteristics similar to such securities, and in ETFs and other registered investment companies investing in equity securities. Under normal circumstances, the International Equity Fund provides exposure to investments that are economically tied to at least three different countries outside of the United States. The International Equity Fund considers various factors when determining whether a company is in a particular country or region/continent, including whether: (i) the issuer is organized under the laws of the country or a country within the geographic region; (ii) the issuer maintains its principal place of business in that country or region; (iii) the securities are traded principally in the country or region; or (iv) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region, or has at least 50% of its assets in that country or region.
The International Equity Fund invests primarily in equity securities and Depositary Receipts (DRs) of foreign issuers, as well as ETFs investing in U.S. and international equity markets, and may invest up to 45% of its net assets in securities of issuers located in emerging markets countries. U.S. Bancorp Asset Management, Inc. (Adviser) defines developed markets countries and emerging markets countries based on the MSCI Market Classification Framework. The MSCI Market Classification Framework considers economic development, size, liquidity, and market accessibility in classifying developed markets countries and emerging markets countries.
The International Equity Fund’s investments in equity securities are primarily in common stocks, but may also include preferred stocks. The International Equity Fund’s investments in equity securities may also include securities in their initial public offerings (IPOs) and/or DRs. At times, the International Equity Fund may have a significant portion of its assets invested in a passively managed ETF.
The International Equity Fund may invest in issuers with market capitalizations in all ranges, including small-, medium- and large-capitalization companies.
The International Equity Fund utilizes a “multi-manager” approach whereby the Adviser may allocate all or a portion of the International Equity Fund’s assets to one or more unaffiliated sub-advisers. Each sub-adviser acts independently from the other sub-advisers and utilizes its own distinct investment style in selecting securities and managing the portion of the International Equity Fund’s assets to which the sub-adviser has been allocated. Each sub-adviser manages its portion of the International Equity Fund’s assets in a manner consistent with the International Equity Fund’s investment objective, strategies and restrictions. The Adviser has overall responsibility for the International Equity Fund’s investments, and for selecting and overseeing the International Equity Fund’s sub-advisers. Not all of the sub-advisers listed for the International Equity Fund may be actively managing assets for the International Equity Fund at all times. The Adviser also has discretion to manage directly all or a portion of the International Equity Fund. The principal investment strategies employed by the International Equity Fund include the following:
•Total International Markets. The total international markets strategies invest in companies of any capitalization size that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. The total international markets strategies may invest in issuers located in both developed and emerging markets. The International Equity Fund expects to allocate up to 70% of its assets to international all-capitalization strategies.
•International Developed Markets. The international developed markets strategies invest in companies of any capitalization size located in non-U.S. developed economies that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. The sub-
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adviser(s) may from time to time allocate a portion of the assets allocated to them to stocks in emerging markets. The International Equity Fund expects to allocate up to 50% of its assets to international developed market strategies.
•Emerging Markets. The emerging markets strategies invest in companies of any capitalization size located in emerging markets that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. The International Equity Fund expects to allocate up to 40% of its assets to emerging markets strategies.
•International Small Capitalization. The international small capitalization strategies invest in small-capitalization stocks located in both developed and emerging markets that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Under normal circumstances, the International Equity Fund’s small capitalization strategies invest in companies that, at the time of initial purchase, have market capitalizations that generally are within the range of companies included in the MSCI All Country World ex U.S. SMID Cap Index. As of December 31, 2024, the market capitalization range of companies included in the MSCI All Country World ex U.S. SMID Cap Index ranged from $84.6 million to $33.4 billion. Because international small capitalization equities are not the International Equity Fund benchmark, the International Equity Fund expects to allocate tactically up to 20% of its assets to international small capitalization strategies.
•Passive Allocation. The International Equity Fund expects to strategically allocate up to 80% of its assets to passively managed strategies tracking the global equity markets. Generally, the Adviser expects to use ETFs or mutual funds, such as those tracking the MSCI ACWI ex USA Index or other international, emerging market and country indices, to implement these strategies. At times, the International Equity Fund may invest a significant portion of its assets in one ETF or mutual fund. From time to time, the Adviser may also make tactical allocations to over-weight or under-weight certain segments of the global equity markets in an attempt to outperform them. The Adviser may use ETFs, mutual funds, securities, derivatives, or a combination in seeking to implement such a strategy. The Adviser may over-weight or under-weight certain segments of those markets based on the Adviser’s analysis on the economy, capital markets, valuation, and trends related to the foregoing.
Each of the international markets, international developed markets, international emerging markets, and international small capitalization strategies are constructed using either: (1) a fundamental top-down and bottom-up, or fundamental bottom up only investment process, which includes consideration of a company’s intrinsic or fair value, or (2) quantitative strategies where the sub-adviser(s) rank stocks based on certain factors. These factors may include, but are not limited to, measures quantifying historical and forecasted valuations as compared to earnings, sales, and book value; quality measures such as cash on the balance sheet, earnings momentum, and debt to equity; and measures of market sentiment such as share price momentum or short interest.
When determining the allocations and reallocations to a sub-adviser or to a passively managed strategy, the Adviser employs a strategic and tactical management approach, and considers a variety of factors, including but not limited to its own views of the economy and markets, the sub-adviser’s investment approach and outlook, relative value and risk, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Adviser seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the International Equity Fund.
The International Equity Fund seeks to implement its investment strategies, in part, through investments in ETFs and other registered investment companies instead of direct investments.
The Fund may invest up to 20% of its assets in derivatives.
The International Equity Fund’s investment sub-advisers may engage in active trading and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
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Principal Investment Risks
As with any investment, you could lose all or part of your investment in the International Equity Fund, and the International Equity Fund’s performance could trail that of other investments. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The International Equity Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. The International Equity Fund is subject to the principal risks noted below, any of which may adversely affect the International Equity Fund’s net asset value (NAV), yield, total return and ability to meet its investment objective.
Market Risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of the International Equity Fund’s NAV to decline, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Foreign Investments Risk is the risk that investing in foreign (non-U.S.) securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDR), and European Depositary Receipts (EDRs), may result in the International Equity Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial reporting standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments also may suspend or impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the International Equity Fund’s investments to decline.
Depositary Receipts Risk involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The International Equity Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Emerging Markets Risk is the risk that in addition to the risks of investing in foreign investments generally, emerging markets investments may be subject to greater risks arising from political or economic instability, market disruption, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Because of the foregoing factors, the Fund's investments in emerging market countries may be subject to greater price volatility and illiquidity than investments in developed markets.
Asia Pacific Region Risk (ex-Japan). The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. In addition, the risks of expropriation and/or nationalization of assets, confiscatory taxation, and armed conflict as a result of religious, ethnic, socio-economic and/or political unrest may adversely affect the value of the Fund’s Asia Pacific investments.
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Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; lack of publicly available information and difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts and the risk of war, either internal or with other countries; public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. For example, changes to their political and economic relationships with mainland China could adversely impact the Fund’s investments in Taiwan and Hong Kong. Additionally, any difficulties of the Public Company Accounting Oversight Board (PCAOB) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.
Investments in Chinese companies may be made through a special structure known as a variable interest entity (VIE) that is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. VIEs allow foreign shareholders to exert a degree of control and obtain economic benefits arising from the operating company without formal legal ownership. However, the contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s rights may be limited by, for example, actions of the Chinese government which could determine that the underlying contractual arrangements on which control of the VIE is based are invalid. The contractual arrangement on which the VIE structure is based would likely be subject to Chinese law and jurisdiction, which could raise questions about how recourse is sought. Investments through VIEs may be affected by conflicts of interest and duties between the legal owners of the VIE and the stockholders of the listed holding company, which could adversely impact the value of investments. Historically, VIEs have not been formally recognized under Chinese law; however, the China Securities Regulatory Commission (CSRC) released new rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement either. There is a risk that the Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value. The future of the VIE structure generally and with respect to certain industries remains uncertain.
Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs, sanctions, capital controls, embargoes, trade wars, or other trade barriers (or the threat thereof), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The ongoing
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trade dispute and imposition of tariffs between China and the United States continues to introduce uncertainty into the Chinese economy and may result in reductions in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund. Further, from time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance.
Additionally, developing countries, such as those in Greater China, may subject the Fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to the Fund’s investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.
Geographic Focus Risk is the risk that the performance of a fund that is less diversified across countries or geographic regions may be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the country or region in which the fund invests and may be more volatile than the performance of a more geographically-diversified fund.
Foreign Currency Risk is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies may fluctuate in value relative to the U.S. dollar, adversely affecting the value of the International Equity Fund’s investments and its returns. Because the International Equity Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the International Equity Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the International Equity Fund invests, potentially causing an adverse impact on the Fund’s investments in the affected region.
Large-Capitalization Stock Risk is the risk that large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly, the value of large-capitalization stocks may not rise to the same extent as the value of small or mid-cap companies under certain market conditions or during certain periods.
Mid- and Small-Capitalization Stock Risk is the risk that stocks of mid- and small-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid- and small-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
Investment Company/ETF Risk is the risk that shareholders in the International Equity Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the International Equity Fund’s direct fees and expenses, which may involve duplication of management fees and certain other expenses. Investments in other funds also may increase the amount of taxes payable by investors in the International Equity Fund. In addition, investments in other investment companies are subject to the risks associated with the underlying assets held by the investment companies, and investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for
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the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities.
Management Risk is the risk that a strategy used by the Adviser and the International Equity Fund’s sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the Adviser and the sub-advisers may cause unintended results.
Multi-Manager Risk is the risk that the sub-advisers’ investment styles may not always be complementary and the sub-advisers may make decisions that conflict with each other, which could affect the performance of the International Equity Fund. The International Equity Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating the International Equity Fund’s assets to the sub-advisers and to direct investments. The International Equity Fund’s value could decline as a result of less than optimal or poor asset allocation decisions. Moreover, the International Equity Fund’s multi-manager approach may result in the International Equity Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the International Equity Fund’s performance depending on the performance of those securities and the overall market environment. The sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the International Equity Fund.
Focus Risk is the risk that to the extent the International Equity Fund’s investment strategy leads to sizable allocations to a particular market, sector, industry or issuer, the International Equity Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector, industry or issuer. As a result, there may be more fluctuation in the price of the International Equity Fund’s shares.
Valuation Risk is the risk that the sale price the International Equity Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the International Equity Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the International Equity Fund’s shares.
Liquidity Risk is the risk that the International Equity Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk may be caused by unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing the Fund’s ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the International Equity Fund would like, and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on the International Equity Fund’s performance.
Preferred Securities Risk includes issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
Quantitative Strategies and Trading Risk is the risk that the Adviser/sub-adviser(s) use quantitative models that rely on patterns inferred from historical prices and other financial and economic data in evaluating prospective investments, making predictions, and in implementing their strategies. Changes in underlying market conditions and unanticipated events can significantly impact the performance of those models. The Adviser/sub-adviser(s) apply judgment in the implementation of their models, which may improve or detract from results. It is also possible that errors in incorporating and processing the historical prices and other financial and economic data could occur. As market dynamics shift over time, quantitative models may become outdated. Mispricing, even if correctly identified, may not be corrected by the market within a time frame over which it is feasible for any given portfolio to maintain a position. Any of the foregoing factors could give rise to material losses or result in the failure to achieve the Fund’s investment objective.
IPO Risk is the risk that the prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In
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addition, companies offering securities in IPOs may lack publicly available information and may have less experienced management or limited operating histories.
Cybersecurity Risk is the risk that the Fund may be subject to operational and informational security risks resulting from breaches in cybersecurity of the Fund, the Fund’s affiliates or service providers. A cybersecurity breach at an issuer of securities in which the Fund invests may cause such securities to lose value.
Derivative Investment Risk is the risk that the use of derivative investments may result in the International Equity Fund sustaining a loss. The value of a derivative instrument depends largely on the value of the underlying reference asset. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that a counterparty to a derivative contract may be unable or unwilling to meet its financial obligations. Derivatives involve costs and can create leverage in the International Equity Fund’s portfolio, which may result in significant volatility and cause the International Equity Fund to lose more than the amount it invested or the anticipated value of the underlying asset. A small investment in a derivative could have a relatively large positive or negative impact on the performance of the International Equity Fund, potentially resulting in losses to International Equity Fund shareholders. Derivatives may be less liquid than more traditional investments and the International Equity Fund may be unable to sell or close out its derivative positions at a desirable time or price. Derivatives also may be harder to value, less tax efficient and subject to changing government regulation that could impact the International Equity Fund’s ability to use certain derivatives or increase their cost. Derivative strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure may not provide the expected benefits, particularly during adverse market conditions. When the International Equity Fund uses certain derivatives, it will be required to provide margin and/or pledge collateral in a manner that satisfies contractual undertakings, which could limit the International Equity Fund’s ability to pursue other opportunities as they arise or require the International Equity Fund to liquidate portfolio securities in order to satisfy margin requirements.
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Performance
The following performance information provides some indication of the risks of investing in the International Equity Fund. The bar chart below shows the annual total returns of the International Equity Fund’s Institutional Class shares for the period indicated. The table below shows the average annual total returns, both before and after taxes, and how the International Equity Fund’s Institutional Class performance compares to that of a broad-based securities market index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. Past performance, before and after taxes, is not necessarily an indication of how the International Equity Fund will perform in the future. Updated performance information for the International Equity Fund is available toll free by calling 1-800-527-5412 or by visiting our website at www.firstamericanfunds.com.
Advisor Class and Class R shares have not commenced operations as of the date of this prospectus and therefore the returns shown below are for Institutional Class shares. Advisor Class and Class R shares would have substantially similar annual returns to Institutional Class shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
International Equity Fund - Institutional Class
Annual Total Returns as of December 31, 2024

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
21.23%
13.74%
9.38%
-15.01%
-20.79%
14.63%
5.42%
2018
2019
2020
2021
2022
2023
2024

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	17.96%	2Q/2020
Lowest Return	(23.70)%	1Q/2020
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. They are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of International Equity Fund shares at the end of the measurement period.
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Average Annual Total Returns for the periods ended December 31, 2024

International Equity Fund	1 Year	5 Years	Since Inception December 29, 2017
Institutional Class
Return Before Taxes Based on NAV	5.42%	3.55%	2.96%
Return After Taxes on Distributions	4.44%	2.93%	2.44%
Return After Taxes on Distributions and Sale of Fund Shares	3.77%	2.75%	2.31%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	5.53%	4.10%	3.53%
Management

Investment Adviser	Portfolio Managers	Managed the International Equity Fund Since:

U.S. Bancorp Asset Management, Inc.	John Spagnola is a Managing Director of the Adviser and a member of USBAM’s Outsourced Chief Investment Officer (OCIO) Investment Committee.	2017
	Surya Pisapati, CFA is a Portfolio Strategist for the Adviser and a member of USBAM’s OCIO Investment Committee.	2017
	Kenneth Schiebel, CFA is a Managing Director of the Adviser, USBAM’s Chief Investment Officer, Public Sector Management and OCIO Strategies and serves as current Chairman of USBAM's OCIO Investment Committee.	2017
	Patrick Mahoney is a Managing Director of the Adviser, Head of OCIO Investments and a member of USBAM’s OCIO Investment Committee.	2023
	James Palmer, CFA is a Managing Director of the Adviser, USBAM’s Chief Investment Officer, Money Market Fund Management and Corporate Fixed Income Strategies and a member of USBAM’s OCIO Investment Committee.	2024
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Sub-Adviser	Portfolio Managers	Managed the International Equity Fund Since:

Acadian Asset Management LLC	Brendan O. Bradley, Ph.D., Executive Vice President is the Chief Investment Officer of Acadian.	2019
	Fanesca Young, Ph.D., CFA - Senior Vice President, Director, Equity Portfolio Management.	2023

Aristotle Capital Management, LLC	Howard Gleicher, CFA, is Chief Executive Officer and Chief Investment Officer.	2017
	Geoffrey S. Stewart, CFA, is a Principal, Portfolio Manager - International and a Senior Global Research Analyst.	2017
	Sean M. Thorpe is a Principal, Portfolio Manager - International and a Senior Global Research Analyst.	2017

Ninety One North America, Inc.	Adam Child, Co-Portfolio Manager	2023
	Ben Lambert, Co-Portfolio Manager	2024

Schroder Investment Management North America Inc. (together with Schroders plc and its affiliates “Schroders”)	Tom Wilson, CFA, Portfolio Manager and Head of Emerging Markets Equities of Schroders	2019
	Robert Davy, Portfolio Manager	2019
	James Gotto, Portfolio Manager	2019
	Waj Hashmi, CFA, Portfolio Manager	2019
	Nicholas Field, Portfolio Manager	2019
	Rollo Roscow, CFA, Portfolio Manager	2022

WCM Investment Management, LLC	Sanjay Ayer, Portfolio Manager and Business Analyst and a member of the ISG.	2020
	Paul R. Black, Portfolio Manager and CEO, and a member of WCM’s Investment Strategy Group (ISG).	2019
	Michael B. Trigg, Portfolio Manager and President and a member of the ISG.	2019
	Jon Tringale, Portfolio Manager and a member of the ISG.	2019
Not all of these sub-advisers may manage assets of the International Equity Fund at all times.
Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about buying and selling International Equity Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries” on page 33 of the Prospectus.
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FUND SUMMARY
First American Multi-Manager Fixed-Income Fund
Investment Objective
The First American Multi-Manager Fixed-Income Fund (Fixed-Income Fund) seeks to maximize total return (capital appreciation and income) consistent with reasonable risk.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fixed-Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Advisor	Institutional	R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees(1)	None	None	None
Other Expenses(2)	0.09%	0.09%	0.09%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses(3)	0.53%	0.53%	0.53%

(1)
The maximum annual rates at which the distribution and/or servicing fees may be paid under the Advisor Class and Class R 12b-1 Plans (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares) is 0.25% and 0.50%, respectively; however, the Board of Trustees has determined not to authorize payment of a Rule 12b-1 plan fee at this time.

(2)	As of the date of this prospectus, Advisor and R class shares of the Fund have not commenced operations and expenses are based on Institutional Class expenses for the fiscal year ended September 30, 2024.
(3)	The Total Annual Fund Operating Expenses do not correlate to the “Ratios of Average Net Assets of Expenses, Prior to Expenses Waived/Reimbursed/Recouped” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (including exchange traded funds).
Example. This Example is intended to help you compare the costs of investing in the Fixed-Income Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fixed-Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fixed-Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$54	$170	$296	$665
Institutional Shares	$54	$170	$296	$665
Class R Shares	$54	$170	$296	$665
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Portfolio Turnover
The Fixed-Income Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fixed-Income Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fixed-Income Fund’s performance. During the most recent fiscal year, the Fixed Income Fund’s portfolio turnover rate was 103% of the average value of its portfolio.
Principal Investment Strategies
The Fixed-Income Fund seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Fixed-Income Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in bonds and other fixed-income securities, and in derivatives and other instruments that have economic characteristics similar to such securities, and in ETFs and other registered investment companies investing in fixed income securities. These may include:
•Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;
•Obligations of state, local and foreign governments;
•Obligations of domestic and foreign banks, corporations and other institutions;
•Mortgage- and other asset-backed securities, including collateralized loan obligations (CLOs); and
•Stripped securities evidencing ownership of future interest or principal payments on debt obligations.
•Bank loans, loan participations, assignments and notes.
The Fixed-Income Fund primarily invests in investment grade debt obligations or those of comparable quality as determined by the Adviser or the Fixed-Income Fund’s investment sub-advisers but may invest up to 40% of its net assets in obligations that are rated below-investment grade (which may include, among other investments, securities commonly referred to as “junk bonds”). A security is considered investment grade if, at the time of purchase, it is rated BBB- or higher by Standard & Poor's Financial Services LLC or Fitch Ratings, Baa3 or higher by Moody's Investors Service, or BBB (low) or higher by DBRS Morningstar. A security is considered non-investment grade if it does not meet the criteria listed above. Securities of non-investment-grade quality are speculative in nature.
The Fixed-Income Fund expects to maintain an average duration, under normal circumstances, of not more than eight years. Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer duration means an increased likelihood of interest rate sensitivity. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%.
The Fixed-Income Fund may invest in securities of issuers located in foreign markets; including emerging markets.
The Fixed-Income Fund utilizes a “multi-manager” approach whereby U.S. Bancorp Asset Management, Inc. (Adviser) may allocate all or a portion of the Fixed-Income Fund’s assets to one or more unaffiliated sub-advisers. Each sub-adviser acts independently from the other sub-advisers and utilizes its own distinct investment style in selecting securities and managing the portion of the Fixed-Income Fund’s assets to which the sub-adviser has been allocated. Each sub-adviser manages its portion of the Fixed-Income Fund’s assets in a manner consistent with the Fixed-Income Fund’s investment objective, strategies and restrictions. The Adviser has overall responsibility for the Fixed-Income Fund’s investments, and for selecting and overseeing the Fixed-Income Fund’s sub-advisers. Not all of the sub-advisers listed for the Fixed-Income Fund may be actively managing assets for the Fixed-Income Fund at all times. The Adviser also has discretion to manage directly all or a portion of the Fixed-Income Fund. The principal investment strategies employed by the Fixed-Income Fund include the following:
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•Core Fixed-Income. The core fixed-income strategies invest in a broad range of investment-grade bonds and fixed-income securities, including U.S. government securities, corporate bonds, taxable municipal securities, and mortgage-backed or other asset-backed securities. The strategy may also invest in a limited amount of non-investment grade securities and distressed securities. The core fixed-income strategy seeks to invest primarily in securities the sub-adviser(s) considers undervalued. The core fixed-income strategies are constructed through using fundamental research to analyze economic trends and other market events. The Fixed-Income Fund expects to allocate between 30% and 75% of its assets in core fixed-income strategies.
•Investment Grade Credit. The investment grade credit strategies invest in U.S. and, to a limited extent, non-U.S. investment grade bonds and securities of U.S. and non-U.S. corporations and other institutions. The investment grade credit strategies are constructed using a bottom-up investment approach. The sub-adviser(s) may from time to time invest up to 5% of the assets allocated to the strategy in high yield securities. The investment grade credit strategies are constructed using fundamental research to analyze economic trends and other market events. The Fixed-Income Fund expects to allocate up to 30% of its assets to investment grade credit strategies.
•High Yield. The high yield strategies invest in U.S. and non-U.S. fixed income instruments rated below investment grade. The Fixed-Income Fund expects to allocate up to 30% of its assets to high yield strategies.
•Structured Fixed-Income. The structured fixed-income strategies invest in high quality structured fixed-income securities, with a particular focus on asset-backed securities backed by assets other than real estate (also known as non-traditional asset-backed securities). The structured fixed-income strategy may also invest a limited amount in commercial mortgage-backed securities, agency-backed securities, and corporate and municipal debt instruments that are secured by tangible asset collateral or revenue streams. The structured fixed-income strategies are constructed using either a bottom-up investment approach or a quantitative framework to assess valuation and long-term return potential. The Fixed-Income Fund expects to allocate up to 30% of its assets to structured fixed-income strategies.
•Passive Allocation. The Fixed Income Fund may strategically allocate up to 80% of its assets to passively managed strategies tracking the U.S. bond markets or to actively managed mutual funds that provide exposure to U.S. and global fixed income securities, including high yield securities. Generally, the Adviser expects to use ETFs, such as those tracking the Bloomberg US Aggregate Bond Index, or mutual funds to implement these strategies. At times, the Fixed Income Fund may invest a significant portion of its assets in one ETF or mutual fund. From time to time, the Adviser may also make tactical allocations to over-weight or under-weight certain segments of the fixed income market in an attempt to outperform it. The Adviser may use ETFs, mutual funds, securities, derivatives, or a combination in seeking to implement such a strategy. The Adviser may over-weight or under-weight certain segments of the market based on the Adviser’s analysis on the economy, capital markets, valuation, and trends related to the foregoing.
When determining the allocations and reallocations to a sub-adviser or to a passively managed strategy, the Adviser employs a strategic and tactical management approach, and considers a variety of factors, including but not limited to its own views of the economy and markets, the sub-adviser’s investment approach and outlook, relative value and risk, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Adviser seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fixed-Income Fund.
In managing the Fund’s assets, certain of the Fixed-Income Fund’s sub-advisers use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the sub-adviser develops views on economic policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the sub-adviser’s bottom-up research which informs security selection. In its bottom-up research, the sub-adviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
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The sub-adviser may also consider factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The sub-adviser may also invest in a security based upon the expected total return rather than the yield of such security.
The Fixed-Income Fund can invest in derivative instruments, including futures contracts and forward foreign currency contracts. The Fixed-Income Fund can use uninvested cash to purchase futures contracts to gain exposure to equity markets. The Fixed-Income Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fixed-Income Fund may sell futures contracts to facilitate implementation of the overall investment approach, such as to help manage duration positioning and yield curve exposure. The Fixed-Income Fund may also purchase or sell securities on a forward commitment basis. Forward commitments also include “to be announced” (TBA) securities.
The Fixed-Income Fund may seek to implement its investment strategy through investments in ETFs and other registered investment companies instead of direct investments.
The Fund may invest up to 20% of its assets in derivatives.
The Fixed-Income Fund’s investment sub-advisers may engage in active trading and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
Principal Investment Risks
As with any investment, you could lose all or part of your investment in the Fixed-Income Fund, and the Fixed-Income Fund’s performance could trail that of other investments. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fixed-Income Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. The Fixed-Income Fund is subject to the principal risks noted below, any of which may adversely affect the Fixed-Income Fund’s net asset value (NAV), yield, total return and ability to meet its investment objective.
Market Risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of the Fixed-Income Fund’s NAV to decline, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Fixed-Income Securities Risk is the risk that the values of debt securities may increase or decrease, and includes counterparty risk, interest rate, debt extension, prepayment, liquidity, and credit (or default) risks. Counterparty risk is that the issuer or guarantor of a fixed-income security may be unwilling or unable to make timely payments of interest or principal or otherwise honor its obligations. Interest rate risk is that during periods of rising interest rates, the Fixed-Income Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fixed-Income Fund’s yield (and the market value of its securities) will tend to be higher. During periods of falling interest rates, the income received by the Fixed-Income Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Debt extension risk is that to the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply, and the Fixed-Income Fund will suffer from the inability to invest in higher yielding securities. Prepayment risk is that if the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Liquidity risk is that an economic downturn or period of rising interest rates could adversely affect the markets for fixed-income securities and reduce the Fixed-Income Fund’s ability to sell them. Credit (or default) risk is the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fixed-Income Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fixed-Income Fund could have a similar effect.
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Management Risk is the risk that a strategy used by the Adviser and the Fixed-Income Fund’s sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the Advisor and the sub-advisers may cause unintended results.
Multi-Manager Risk is the risk that the sub-advisers’ investment styles may not always be complementary and the sub-advisers may make decisions that conflict with each other, which could affect the performance of the Fixed-Income Fund. The Fixed-Income Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating the Fixed-Income Fund’s assets to the sub-advisers and to direct investments. The Fixed-Income Fund’s value could decline as a result of less than optimal or poor asset allocation decisions. Moreover, the Fixed-Income Fund’s multi-manager approach may result in the Fixed-Income Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fixed-Income Fund’s performance depending on the performance of those securities and the overall market environment. The sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the Fixed-Income Fund.
Mortgage- and Asset-Backed Securities Risk includes various risks, including prepayment or call risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fixed-Income Fund reinvesting these early payments at lower interest rates, thereby reducing the Fixed-Income Fund's income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fixed-Income Fund.
CLO Risk is the risk that collateralized loan obligations (CLOs) are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fixed-Income Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
High-Yield Risk is the risk that the Fixed-Income Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fixed-Income Fund’s return and net asset value. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.
Cybersecurity Risk is the risk that the Fund may be subject to operational and informational security risks resulting from breaches in cybersecurity of the Fund, the Fund’s affiliates or service providers. A cybersecurity breach at an issuer of securities in which the Fund invests may cause such securities to lose value.
Derivative Investment Risk is the risk that the use of derivative investments may result in the Fixed-Income Fund sustaining a loss. The value of a derivative instrument depends largely on the value of the underlying reference asset. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that a counterparty to a derivative contract may be unable or unwilling to meet its financial obligations. Derivatives involve costs and can create leverage in the Fixed-Income Fund’s portfolio, which may result in significant volatility and cause the Fixed-Income Fund to lose more than the amount it invested or the anticipated value of the underlying asset. A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fixed-Income Fund, potentially resulting in losses to Fixed-Income Fund shareholders. Derivatives may be less liquid than more traditional investments and the Fixed-Income Fund may be unable to sell or close out its derivative positions at a desirable time or price. Derivatives also may be harder to value, less tax efficient and subject to changing government regulation that could impact the Fixed-Income Fund’s ability to use certain derivatives or increase their cost. Derivative strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure may not provide the expected benefits, particularly during adverse market conditions. When the Fixed-Income Fund uses certain derivatives, it will be required to provide margin and/or pledge collateral in a
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manner that satisfies contractual undertakings, which could limit the Fixed-Income Fund’s ability to pursue other opportunities as they arise or require the Fixed-Income Fund to liquidate portfolio securities in order to satisfy margin requirements. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk.
Defaulted/Distressed Securities Risk is the risk that distressed securities may not produce income while they are outstanding and may require the Fixed-Income Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Municipal Securities Risk generally depends on the financial and credit status of a municipal issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fixed-Income Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Forward Commitment, When-Issued, and Delayed Delivery Risk is the risk that such transactions subject the Fixed-Income Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fixed-Income Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fixed-Income Fund because the Fixed-Income Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fixed-Income Fund’s overall investment exposure and, as a result, its volatility.
TBA Transactions Risk is the risk of loss if the securities received are less favorable than what was anticipated by the Fixed-Income Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities.
Rule 144A Securities Risk is the risk that the Fund may purchase securities that are not registered under the 1933 Act, but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (Rule 144A Securities). A Rule 144A Security may be less liquid than their registered counterparts. Therefore, such investments may be required to be held for a lengthy period of time or, if the Fund were forced to liquidate its positions in Rule 144A Securities, such liquidation may be taken at a substantial discount to the underlying value or result in the entire loss of the value of such investment.
Illiquid Investments Risk is the risk that because illiquid investments may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund. Investments acquired by the Fixed-Income Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.
Sovereign Debt Risk refers to the risk that investments in sovereign debt securities (or foreign government debt securities) involves certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
Liquidity Risk is the risk that the Fixed-Income Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk may be caused by unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing the Fund’s ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, and the Fixed-Income Fund may have to lower the price, sell other securities instead
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or forgo an investment opportunity. Any of these events could have a negative effect on the Fixed-Income Fund’s performance.
Quantitative Strategies and Trading Risk is the risk that the Adviser/sub-adviser(s) use quantitative models that rely on patterns inferred from historical prices and other financial and economic data in evaluating prospective investments, making predictions, and in implementing their strategies. Changes in underlying market conditions and unanticipated events can significantly impact the performance of those models. The Adviser/sub-adviser(s) apply judgment in the implementation of their models, which may improve or detract from results. It is also possible that errors in incorporating and processing the historical prices and other financial and economic data could occur. As market dynamics shift over time, quantitative models may become outdated. Mispricing, even if correctly identified, may not be corrected by the market within a time frame over which it is feasible for any given portfolio to maintain a position. Any of the foregoing factors could give rise to material losses or result in the failure to achieve the Fund’s investment objective.
Foreign Investments Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fixed Income Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial reporting standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments also may suspend or impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fixed-Income Fund’s investments to decline.
Emerging Markets Risk is the risk that in addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, market disruption, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Because of the foregoing factors, the Fund's investments in emerging market countries may be subject to greater price volatility and illiquidity than investments in developed markets.
Foreign Currency Risk is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fixed-Income Fund’s investments and its returns. Because the Fixed-Income Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fixed-Income Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fixed-Income Fund invests, causing an adverse impact on the Fund’s investments in the affected region.
Valuation Risk is the risk that the sale price the Fixed-Income Fund could receive for a portfolio security may differ from the Fixed-Income Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fixed-Income Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fixed-Income Fund’s shares.
Investment Company/ETF Risk is the risk that shareholders in the Fixed-Income Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fixed-Income Fund’s direct fees and expenses, which may involve duplication of management fees and certain other expenses. Investments in other funds also may increase the amount of taxes payable by investors in the Fixed-Income Fund. In addition, investments in other investment companies are subject to the risks associated with the underlying assets held by the investment companies, and investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s
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shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities.
Corporate Debt Securities Risk. The possibility that the issuer of a debt security held by the Fixed-Income Fund is unable to meet its principal and interest payment obligations. The further possibility that corporate debt securities held by the Fixed-Income Fund may experience increased price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
Portfolio Turnover Risk is the risk that high portfolio turnover may lead to increased Fixed-Income Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders at ordinary income tax rates.
U.S. Government Securities Risk is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored entities if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fixed-Income Fund may not be backed by the full faith and credit of the U.S. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
Performance
The following performance information provides some indication of the risks of investing in the Fixed-Income Fund. The bar chart below shows the annual total returns of the Fixed-Income Fund’s Institutional Class shares for the period indicated. The table below shows the average annual total returns, both before and after taxes, and how the Fixed Income Fund’s Institutional Class performance compares to that of a broad-based securities market index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. Past performance, before and after taxes, is not necessarily an indication of how the Fixed-Income Fund will perform in the future. Updated performance information for the Fixed-Income Fund is available toll free by calling 1-800-527-5412 or by visiting our website at www.firstamericanfunds.com.
Advisor Class and Class R shares have not commenced operations as of the date of this prospectus and therefore the returns shown below are for Institutional Class shares. Advisor Class and Class R shares would have substantially similar annual returns to Institutional Class shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
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Fixed-Income Fund - Institutional Class
Annual Total Returns as of December 31, 2024

10%
5%
0%
-5%
-10%
-15%
1.31%
9.56%
7.86%
-0.85%
-13.06%
6.70%
2.57%
2018
2019
2020
2021
2022
2023
2024

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	6.56%	4Q/2023
Lowest Return	(5.81)%	2Q/2022
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average Annual Total Returns for the periods ended December 31, 2024

Fixed Income Fund	1 Year	5 Years	Since Inception December 29, 2017
Institutional Class
Return Before Taxes Based on NAV	2.57%	0.35%	1.75%
Return After Taxes on Distributions	0.77%	(1.17)%	0.28%
Return After Taxes on Distributions and Sale of Fund Shares	1.51%	(0.33)%	0.75%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	0.97%
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Management

Investment Adviser	Portfolio Managers	Managed the Fixed-Income Fund Since:

U.S. Bancorp Asset Management, Inc.	John Spagnola is a Managing Director of the Adviser and a member of USBAM’s Outsourced Chief Investment Officer (OCIO) Investment Committee.	2017
	Surya Pisapati, CFA is a Portfolio Strategist for the Adviser and a member of USBAM’s OCIO Investment Committee.	2017
	Kenneth Schiebel, CFA is a Managing Director of the Adviser, USBAM’s Chief Investment Officer, Public Sector Management and OCIO Strategies and serves as current Chairman of USBAM's OCIO Investment Committee.	2017
	Patrick Mahoney is a Managing Director of the Adviser, Head of OCIO Investments and a member of USBAM’s OCIO Investment Committee.	2023
	James Palmer, CFA is a Managing Director of the Adviser, USBAM’s Chief Investment Officer, Money Market Fund Management and Corporate Fixed Income Strategies and a member of USBAM’s OCIO Investment Committee.	2024

Sub-Adviser	Portfolio Managers	Managed the Fixed-Income Fund Since:

Brown Brothers Harriman & Co.	Neil Hohmann, PhD is a Principal and Head of Structured Products.	2017
	Andrew Hofer is a Principal and the Head of Taxable Portfolio Management. Chris Ling is a Managing Director and the Head Structured Trader.	2017 2020

Penn Mutual Asset Management, LLC	Mark Heppenstall, CFA is President and Chief Investment Officer.	2024
	Zhiwei Ren, CFA is a Managing Director and Portfolio Manager.	2024
	Greg Zappin, CFA is a Managing Director and Portfolio Manager.	2024

PineBridge Investments LLC	Robert A. Vanden Assem, CFA is a Managing Director and Head of Developed Markets Investment Grade Fixed Income.	2017
	Dana G. Burns is a Managing Director and Senior Portfolio Manager.	2017

PGIM, Inc.	Richard Piccirillo is a Managing Director and Senior Portfolio Manager.	2017
	Gregory Peters is a Managing Director, Co- Chief Investment Officer of PGIM Fixed Income and Senior Portfolio Manager.	2017
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Sub-Adviser	Portfolio Managers	Managed the Fixed-Income Fund Since:
	Matthew Angelucci, CFA is a Principal and Portfolio Manager	2024
	Tyler Thorn is a Principal and Portfolio Manager.	2024

Teachers Advisors, LLC	Stephen M. Liberatore, CFA is a Managing Director and Fixed-Income Portfolio Manager.	2017
Not all of these sub-advisers may manage assets of the Fixed-Income Fund at all times.
Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about buying and selling Fixed-Income Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries” on page 33 of the Prospectus.
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BUYING AND SELLING FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Buying and Selling Fund Shares
You may purchase or sell (redeem) shares by making a request of the Domestic Equity Fund, International Equity Fund and Fixed-Income Fund (each, a Fund and collectively, the Funds) in writing to PFM Multi-Manager Series Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53202-0701, or by telephone at 1-800-527-5412. You may also purchase or redeem shares by contacting your broker-dealer or other financial intermediary.
Each Fund’s initial and subsequent investment minimums generally are as follows, although the Funds may reduce or waive the minimums in some cases:

	Advisor Class	Institutional Class	Class R
Minimum Initial Investment	$25,000	$1,000,000	$1,000

Minimum Additional Investment	$0	$0	$0
Tax Information
Each Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
MORE INFORMATION ABOUT THE FUNDS
Each Fund is a series of PFM Multi-Manager Series Trust, a Delaware statutory trust (Trust). A statement of the investment objective and principal investment policies, strategies and risks of each Fund is set forth above in the respective “Fund Summary.” This section provides additional information about the principal investment strategies the Funds’ management team may use, as well as the principal risks that may affect a Fund’s portfolio.
To the extent required by U.S. Securities and Exchange Commission (SEC) regulations, shareholders of each Fund will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before any change in a Fund’s policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name.
In seeking to achieve the Funds’ investment objectives, the Funds’ management team also may invest in various types of securities and engage in various investment practices that are not the principal focus of the Funds and therefore are not described in this Prospectus. Each Fund’s investment objective may be changed by the Board of Trustees (Board) without shareholder approval upon sixty (60) days’ prior written notice. Additional information about these other investments and portfolio management techniques and their associated risks is more extensively discussed in the Funds’ Statement of Additional Information (SAI), which is available without charge upon request as described on the back cover of this Prospectus.
The Domestic Equity Fund can invest in derivative instruments, including futures contracts. The Domestic Equity Fund can use uninvested cash to purchase futures contracts to gain exposure to equity markets. The Fund does not seek to use derivatives extensively.
The International Equity Fund can invest in derivative instruments, including futures contracts and forward foreign currency contracts. The International Equity Fund can use uninvested cash to purchase futures contracts to gain exposure to equity markets. The International Equity Fund can use forward foreign currency contracts to hedge
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against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fund does not seek to use derivatives extensively.
A Fund’s Adviser or sub-advisers, as applicable, may sell an investment held by the Fund for a variety of reasons, including, but not limited to, changing market conditions, the value of the investment, and whether the investment remains consistent with the Fund’s investment objective and strategies.
When deemed appropriate by the Funds’ Adviser or investment sub-advisers for short term investment or defensive purposes, a Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s typical principal investment strategies. To the extent that a Fund employs a temporary defensive measure due to adverse market, economic, political or other conditions, the Fund may not achieve its investment objective.
From time to time, a Fund may hold a substantial position in cash or money market instruments to take advantage of future investment opportunities, meet redemption requests, or make other anticipated cash payments without selling portfolio securities. During periods of rising securities prices, a substantial cash position may result in “cash drag,” i.e., the opportunity cost of not being fully invested.
A Further Discussion of Risks
The Funds are subject to the principal risks noted below, listed in alphabetical order, any of which that apply may adversely affect a Fund’s NAV, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in a Fund, and a Fund could underperform other investments.
Agency Mortgage-Backed Securities (Fixed Income Fund). The Fund may invest in agency-backed MBS, which include securities issued or guaranteed by U.S. government agencies, GSEs or instrumentalities. These include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), including funding notes, subordinated benchmark notes, CMOs and REMICs. These obligations may or may not be backed by the “full faith and credit” of the U.S. In the case of securities not backed by the full faith and credit of the U.S., the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments.
Asia Pacific Region Risk (ex-Japan) (International Equity Fund). The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. In addition, the risks of expropriation and/or nationalization of assets, confiscatory taxation, and armed conflict as a result of religious, ethnic, socio-economic and/or political unrest may adversely affect the value of the Fund’s Asia Pacific investments.
Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; lack of publicly available information and difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts and the risk of war, either internal or with other countries; public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. For example, changes to their political and economic relationships with mainland China could adversely impact the Fund’s investments in Taiwan and Hong Kong. Additionally, any difficulties of the PCAOB to inspect audit work papers
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and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.
Investments in Chinese companies may be made through a special structure known as a variable interest entity (VIE) that is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s (such as the Fund’s) rights may be limited, including by actions of the Chinese government which could determine that the underlying contractual arrangements are invalid. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law. However, the China Securities Regulatory Commission (CSRC) released new rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement either. There is a risk that the Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value. The future of the VIE structure generally and with respect to certain industries remains uncertain.
Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Additionally, developing countries, such as those in Greater China, may subject the Fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.
CLO Risk (Fixed-Income Fund). CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
Collateral Risk (Fixed Income Fund). If the Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated including, for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non-affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.
Corporate Debt Securities Risk (Fixed Income Fund). The possibility that the issuer of a debt security held by the Fixed-Income Fund is unable to meet its principal and interest payment obligations. The further possibility that corporate debt securities held by the Fixed-Income Fund may experience increased price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
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Cybersecurity Risk (All Funds). With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, a Fund may be subject to operational and informational security risks resulting from breaches in cybersecurity (cyber-attacks). A cyber-attack refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Funds’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption
Cybersecurity failures or breaches of the Funds’ affiliates or service providers, may cause disruptions and impact the business operations, potentially resulting in financial losses to both a Fund and its shareholders, the inability of Fund shareholders to transact business, inability to calculate a Fund’s net asset value, impediments to trading, violations of applicable privacy and other laws (including the release of private shareholder information), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such controls, systems and protocols, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. These cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value and may result in financial loss for Fund shareholders.
Depositary Receipt Risk (Domestic Equity Fund and International Equity Fund). Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. The Funds may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Derivatives (All Funds). A derivative is a financial instrument whose value is derived from, or based upon, the performance of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, which are described below.
Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between a Fund and a counterparty. When a Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, a Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, a Fund generally is dependent upon the solvency of the relevant exchange clearing house (which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.
Leverage Risk. Many derivatives do not require a payment up front equal to the economic exposure created by holding a position in the derivative, which creates a form of leverage. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset. Leverage may therefore make the Fund’s returns more volatile and increase the risk of loss. In certain market conditions, losses on derivative instruments can grow larger while the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
Liquidity Risk. There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and the Fund may be unable to
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sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. To the extent that a Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets must be used as margin or cover. Another consequence of illiquidity is that a Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Adviser or sub-adviser would otherwise have attempted to avoid.
Other Risks. Compared to other types of investments, derivatives may be harder to value and less tax efficient. In addition, derivatives strategies may not always be successful. For example, to the extent that a Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. Changes in government regulation of derivatives may make derivatives more costly, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives. In addition, such regulations could affect the character, timing and amount of a Fund’s taxable income or gains.
Defaulted/Distressed Securities Risk (Fixed-Income Fund). Distressed securities are speculative and involve a substantial risk in addition to the risks of investing in high yield bonds discussed below under “High-Yield Risk.” It may be difficult to obtain reliable information as to the true financial condition of the issuer of a distressed security. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. A Fund will generally not receive interest payments on defaulted securities and may incur additional expenses if it is required to seek recovery upon default in the payment of principal or interest. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale. The Fund may lose its entire investment or be required to accept cash or securities with a value less than its original investment.
Emerging Markets Risk (International Equity Fund and Fixed-Income Fund). Securities listed and traded in emerging markets are subject to additional risks associated with emerging market economies. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, accounting, auditing, financial reporting and recordkeeping standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets generally are less liquid and less efficient than developed securities markets. Certain emerging markets are also subject to the possibility of nationalization, expropriation or confiscatory taxation. Trading in emerging market countries can be expensive, and investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. To the extent a Fund invests in emerging markets, the value of Fund shares may be particularly sensitive to changes in the economics of such countries. Because of the foregoing factors, the Fund's investments in emerging market countries may be subject to greater price volatility and illiquidity than investments in developed markets.
Fixed-Income Securities Risk (Fixed-Income Fund). Fixed-income securities are subject to counterparty, interest rate, debt extension, prepayment, and credit (or default) risks, which are described below. Below investment grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities.
Counterparty Risk. Counterparty risk is the risk that the issuer or the guarantor of a fixed-income security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations.
Interest rate Risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A
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wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.
Debt extension Risk. The issuer of a security held by the Fixed-Income Fund (such as a mortgage-related or other asset-backed security) may under certain circumstances make principal payments on such security later than expected. This may occur, for example, when interest rates rise. Such later than expected principal payments decrease the value of the security held by the Fund. In addition, as payments are received later than expected, the Fund may miss the opportunity to reinvest in higher yielding securities.
Prepayment Risk. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fixed-Income Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by the Fund are prepaid. In any such case, the Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund’s income.
Credit (or default) Risk. Credit (or default) risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Financial strength, solvency of an issuer, and lack of or inadequacy of collateral or credit enhancements for a fixed-income security, may affect credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade. Ratings are only opinions of the agencies issuing them and are not absolute guarantees as to quality.
Liquidity Risk. An economic downturn or period of rising interest rates could adversely affect the markets for fixed-income securities and reduce the Fixed-Income Fund’s ability to sell them.
Focus Risk (Domestic Equity Fund and International Equity Fund). Focus risk is the risk that to the extent a Fund’s investment strategy leads to sizable allocations to a particular market, sector, industry or issuer, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector, industry or issuer. As a result, there may be more fluctuation in the price of a Fund’s shares.
Foreign Currency Risk (All Funds). Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of a Fund’s assets denominated in foreign currencies. Because a Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar and a Fund’s attempt to hedge currency exposure is unsuccessful. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency when measured in U.S. dollars, thereby decreasing the Fund’s overall NAV. Despite a Fund’s currency hedging strategy, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.
Foreign Investments Risk (All Funds). Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the U.S. and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as ADRS, GDRs, and EDRs.
Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting, auditing, and disclosure standards. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens, or its markets decline. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the
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imposition of additional taxes foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates (see “Foreign Currency Risk” above), less complete financial information about the issuers, less market liquidity, more market volatility and political instability.
The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom (UK) from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally, which may adversely affect the value of the Fund's investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
The risks of investing in foreign securities are greater for investments in emerging market issuers (see “Emerging Markets Risk” above).
Forward Commitments, When-Issued Securities, Delayed Delivery Transactions (Fixed-Income Fund). A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. Therefore, these transactions may have a leveraging effect on a Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.
Geographic Focus Risk (International Equity Fund). The performance of a Fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the country or region in which the Fund invests and may be more volatile than the performance of a more geographically-diversified Fund.
High-Yield Risk (Fixed-Income Fund). Below investment grade fixed-income securities, also known as “junk bonds,” are rated below investment grade quality and may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Junk bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. They may also be issued by highly leveraged companies, which may be less able to meet their contractual obligations than a less leveraged company. These bonds are rated “below investment grade.” These bonds have a higher degree of default risk and may be less liquid than higher-rated bonds. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of junk bonds generally and less secondary market liquidity. This potential lack of liquidity may make it more difficult to accurately value certain portfolio securities.
Illiquid Investments (Fixed-Income Fund). An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Illiquid investments may include a wide variety of investments, such as, for example: repurchase agreements and time deposits with notice/termination dates of more than seven (7) days, certain variable amount master demand notes that cannot be called within seven (7) days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the United States but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended, below investment grade non-agency mortgage-backed securities, and both foreign and domestic securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments will all be subject to the Fund's 15% limit on illiquid investments.
Because illiquid investments may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund. Investing in Rule 144A securities could increase the level of the Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.
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Investments acquired by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.
Interest Rate Risk (Fixed Income Fund). The value of fixed-income securities in which the Fund invests will change in response to fluctuations in interest rates. In general, bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities, (i.e., when interest rates increase, bond prices fall). As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of an investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) to fall which could result in a decrease of the NAV of the Fund. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.
A rise in interest rates may also result in periods of volatility and increased redemptions. As a result of increased redemptions, the Fund may have to liquidate portfolio securities at disadvantageous prices and times, which could reduce the returns of the Fund. While the Fund uses treasury futures to manage interest rate risk, there can be no guarantee that the Fund will be able to successfully hedge interest rate exposures.
Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Rising interest rates may also cause investors to pay off mortgage-backed securities (MBS) and asset-backed securities (ABS) later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off MBS and ABS earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.
Investment Companies/ETFs (All Funds). Investments in other investment companies such as mutual funds and ETFs subject a Fund to the same risks as any other investor in such investment company. A Fund also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the management and other fees paid directly by a Fund. A Fund’s investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF.
Investment in Commercial Mortgage-Backed Securities (Fixed Income Fund). The Fund may invest in CMBS, which are securities backed by obligations (including certificates of participation in obligations) that are principally secured by interests in real property having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are issued in public and private transactions by a variety of public and private issuers using a variety of structures, including senior and subordinated classes. CMBS may provide for the repayment of all or substantially all of the principal only at maturity. Commercial mortgage lenders typically look to the debt service coverage ratio of a mortgage secured by income-producing property as an important measure of the risk of default on a mortgage. Commercial property values and net operating income are subject to volatility, and net operating income may be sufficient or insufficient to cover debt service on the related mortgage at any given time. The repayment of mortgages secured by income-producing properties is typically dependent upon the successful operation of the related real estate project as well as upon the value of the underlying real estate. The value of commercial real estate is also influenced by a number of laws and regulations, such as regulations and laws regarding environmental clean-up and limitations on remedies imposed by bankruptcy laws and state laws regarding foreclosures and rights of redemption.
Most CMBS are effectively non-recourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgages, payments on the subordinated
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classes of the related CMBS are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes of CMBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed-in-lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks, and governmental disclosure requirements with respect to the condition of the property may make a third party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related loan. Revenues from the assets underlying such CMBS may be retained by the borrower and the return on investment may be used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. A CMBS may pay fixed or floating rates of interest. A fixed-rate CMBS, like all fixed income securities, generally declines in value as rates rise. Moreover, although generally the value of fixed income securities increases during periods of falling interest rates, the inverse relationship may not be as marked in the case of CMBS due to the increased likelihood of prepayments during periods of falling interest rates. This effect is mitigated to some degree for CMBS providing for a period during which no prepayments may be made. Certain CMBS loans lack regular amortization of principal, resulting in a single “balloon” payment due at maturity. If the underlying mortgage borrower experiences business problems, or other factors limit refinancing alternatives, such balloon payment mortgages are likely to experience payment delays or even default.
IPO Risk (Domestic Equity Fund and International Equity Fund). An IPO is a company’s first offering of stock to the public. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to Market Risk and Liquidity Risk, and sometimes experience significant price drops shortly after their initial issuance. The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and may have less experienced management, and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. There can be no assurance that the Fund will have favorable IPO investment opportunities.
Large-Capitalization Stock Risk (Domestic Equity Fund and International Equity Fund). Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly, the value of large-capitalization stocks may not rise to the same extent as the value of small or mid-cap companies under certain market conditions or during certain periods. For purposes of a Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time. A Fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the Fund.
Liquidity Risk (All Funds). This is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk may be caused by unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing the Fund’s ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that a Fund would like or difficult to value. A Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on portfolio management or performance. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed-income mutual funds may be higher than normal, potentially causing increased
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supply in the market due to selling activity. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities derivatives or securities with potential market and/or credit risk tend to have the greatest exposure to liquidity risk.
Loan Participations and Assignments and Other Direct Indebtedness (Fixed Income Fund). The Fund may invest in loan participations, assignments or other direct indebtedness. Loan participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases loan participations, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.
Loan participation interests generally represent interests in bank loans made to corporations and may be secured or unsecured. Investing in loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation. In the event of the insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Even with secured loans, there is no assurance that the collateral securing the loan would be sufficient to protect the Fund against losses in value or a decline in income in the event of a borrower’s non-payment of principal or interest, and in the event of a bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Further, in the event of the bankruptcy or insolvency of the borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank.
The secondary market, if any, for these loan participations is limited, which may have an adverse impact on the value of such instruments and the Fund’s ability to dispose of loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the sub-adviser believes to be a fair price.
In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily NAV. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. Investments in loans through direct assignments and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s NAV could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.
Further, if a directly assigned loaned or another form of direct indebtedness is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
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Management Risk (All Funds). This is the risk that a Fund’s investment strategy, the implementation of which is subject to a number of internal and external constraints, may not produce the desired results, including the risk that the Funds’ portfolio managers’ judgments about asset allocations may not be correct and could adversely affect a Fund’s performance.
Market Risk (All Funds).  This is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers, real or perceived general economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, political or social developments, or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect a Fund.  These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide and therefore could adversely affect the value of a Fund’s investments. Recent examples include pandemic risks related to the global outbreak caused by a novel coronavirus known as COVID-19 which has resulted in substantial market volatility and global business disruption, as well as market disruptions connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The foregoing may result in a negative impact on Fund performance and the value of an investment in a Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Securities markets may experience great short-term volatility and may fall sharply at times. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. The value of a Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Price changes may be temporary or last for extended periods. The value of your investment could decline over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.
Mortgage-Backed and Asset-Backed Securities (Fixed-Income Fund). In addition to credit and market risk, mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price.
The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Like other fixed-income securities, when interest rates rise, the value of a mortgage- or asset-backed security generally will decline. Credit supports generally apply only to a fraction of a security’s value. However, when interest rates decline, the value of a mortgage- or asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. If the issuer of the security has no security interest in the related collateral, there is the risk that a Fund could lose money if the issuer defaults. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to the Fund. Investments in mortgage-backed securities comprised of investments in asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
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Multi-Manager Risk (All Funds). The risk that the sub-advisers’ investment styles may not always be complementary and the sub-advisers may make decisions that conflict with each other, which could affect the performance of the Fund. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating the Fund’s assets to the sub-advisers and to direct investments. The Fund’s value could decline as a result of less than optimal or poor asset allocation decisions. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those securities and the overall market environment. The sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. If a Fund replaces a sub-adviser, the new sub-adviser may restructure the investment portfolio, which may increase the Fund’s portfolio turnover rate.
Municipal Securities Risk (Fixed-Income Fund). The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Municipal securities structured as revenue bonds are generally not backed by the taxing power of the issuing municipality but rather the revenue from the particular project or entity for which the bonds were issued. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Portfolio Turnover Risk (Fixed-Income Fund). A high portfolio turnover rate (100% or more) is likely to involve higher transaction costs, which could reduce the Fund’s return. It also may result in higher short-term capital gains that are taxable to shareholders at ordinary income tax rates.
Preferred Stock (Domestic Equity and International Equity Fund). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stock is sensitive to changes in an issuer’s creditworthiness and changes to interest rates, and may decline in value as interest rates rise.
Rule 144A Securities Risks (Fixed Income Fund). The Fund may purchase securities that are not registered under the 1933 Act, but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (Rule 144A Securities). A Rule 144A Security may be less liquid than their registered counterparts. Therefore, such investments may be required to be held for a lengthy period of time or, if the Fund were forced to liquidate its positions in Rule 144A Securities, such liquidation may be taken at a substantial discount to the underlying value or result in the entire loss of the value of such investment.
Small- and Mid-Capitalization Investments Risk (Domestic Equity Fund and International Equity Fund). Investments in small and mid-capitalization companies involve greater risk and may be more volatile and less liquid than investments in larger capitalization stocks. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers and may not have an established financial history or track record of success; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management or upon a small or inexperienced management group; and may be more susceptible to changing market conditions, losses and risks of bankruptcy. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Transaction costs for small and mid-capitalization investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.
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Sovereign Debt Risk (Fixed-Income Fund). Investments in sovereign debt securities (or foreign government debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. A foreign government debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt burden, the foreign government debtor’s policy toward its principal international lenders and local political constraints. Certain issuers of foreign government debt may be dependent on disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
Stripped Securities Risk (Fixed-Income Fund). These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.
The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by a Fund and adversely affect the Fund’s total return.
TBA Transactions Risk (Fixed-Income Fund). TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that the counterparty will fail to deliver the securities, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Technology Risk (All Funds). The Adviser and each sub-adviser use various technologies in managing each Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for a Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively impact the Funds.
Temporary Investments Risk (All Funds). The Funds may temporarily hold cash and/or invest in short-term obligations including U.S. Government Obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.
A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Fund also may miss investment opportunities and have a lower total return during these periods.
U.S. Government Obligations Risk (Fixed-Income Fund). Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In
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addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.
An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
Valuation Risk (All Funds). The sale price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities of certain Funds may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Variable and Floating Rate Securities (Fixed Income Fund). The Fund may invest in variable and floating rate securities, which are securities whose interest rates are reset at a periodic date. These securities have additional risks not associated with a conventional fixed-rate debt security. These risks include fluctuation of the interest rates and the possibility that the Fund will receive an amount of interest that is lower than expected. The sub-adviser has no control over a number of matters, including economic, financial and political events, that are important in determining the existence, magnitude and longevity of market volatility and other risks and their impact on the value of, or payments made on, variable and floating rate securities. In recent years, interest rates have been volatile, and that volatility may be expected in the future.
Exclusion of Adviser from Commodity Pool Operator Definition
With respect to the Funds, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC with respect to the Fund. The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. The Fund is permitted to invest in these instruments as further described in the Fund’s SAI. However, the Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.
INFORMATION ABOUT PORTFOLIO HOLDINGS
A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the SAI. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year (September 30) and its second fiscal quarter (March 31) in its reports to shareholders. The report to shareholders for each Fund will be posted on the Trust’s website at www.firstamericanfunds.com. Each Fund files its monthly portfolio holdings with the SEC on Form N-PORT with every third month made available by the SEC no later than 60 days after the relevant period. You can find the SEC filings on the SEC’s website, www.sec.gov.
MANAGEMENT
Board of Trustees
The Board is responsible for oversight of the Funds’ management and operations. See “Management of the Trust” in the SAI for the names of and other information about the Trustees and officers of the Funds. The Board oversees the Adviser and each sub-adviser and adopts policies that the Adviser and sub-advisers must follow in their fund-related management activities. The day-to-day operations of the Funds are the responsibilities of the officers and various service organizations retained by the Funds.
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Investment Adviser
U.S. Bancorp Asset Management, Inc. is the investment adviser of the Funds. The Adviser is a subsidiary of U.S. Bank National Association. Its primary place of business is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402-0213. The Adviser’s primary business is to provide a variety of investment management services to registered investment companies, such as the Funds, pooled investment funds, public entities, foundations, endowments, state and local governments and their agencies, local government investment pools, pension and OPEB funds, banks, hospitals, insurance companies, self-insurance pools, non-profit organizations (such as foundations, endowments) and other entities. As of September 30, 2024, the Adviser’s discretionary assets under management were in excess of $378 billion, which represents the combined assets of PFM Asset Management LLC and U.S. Bancorp Asset Management, Inc., formerly separately registered investment advisers. As of October 1, 2024, the entities consolidated into one legal entity and one registered investment adviser with the SEC, with U.S. Bancorp Asset Management, Inc. as the continuing legal entity and registered investment adviser.
The Adviser has delegated responsibility for the day-to-day investment management of separate portions of the Funds’ assets to the sub-advisers, subject to the oversight and supervision of the Adviser. The Adviser also has discretion to manage directly all or a portion of a Fund’s assets. The Adviser maintains overall responsibility for the management and investment of the assets of the Funds and responsibility for all advisory services furnished by any sub-adviser, and supervises each sub-adviser in its performance of its duties for the applicable Fund. The Adviser evaluates and selects the sub-advisers and makes recommendations to the Board about the hiring, termination and replacement of a sub-adviser and oversees, monitors and reviews the sub-advisers and their performance and their compliance with the applicable Fund’s investment policies and restrictions.
The Adviser’s investment decision making process with respect to holdings in the Funds considers only pecuniary factors and does not subordinate such factors to other objectives, including sacrificing investment return or undertaking additional investment risk to promote any nonpecuniary factor. The weight given to any pecuniary factor during the investment decision making process regarding the holdings in the Funds appropriately reflects a prudent assessment of its impact on risk or returns. For the purpose of this disclosure, “pecuniary” means a factor that is expected to have a material effect on the risk or returns of an investment based on appropriate investment horizons consistent with applicable investment objectives. The term does not include the consideration of the furtherance of any social, political, or ideological interests. For more information on the Adviser’s investment analysis and strategy, please see Item 8 in the Adviser’s Form ADV, Part 2A.
The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Shares of the Funds are offered to participants in an investment advisory program developed by the Adviser that provides asset allocation recommendations to investors based on an evaluation of each investor’s objectives and risk tolerance (an OCIO), as well as to shareholders who may purchase Fund shares directly from the Funds, through certain broker-dealers or financial intermediaries, or as part of tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Manager-of-Managers Structure
The SEC has granted the Adviser and the Trust an exemptive order that allows each Fund to operate in a “manager of managers” structure whereby the Adviser, as the Fund’s investment adviser, can appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Funds will, however, inform shareholders of the hiring of any new sub-adviser within ninety (90) days after the hiring. The SEC exemptive order provides the Funds with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.
The use of the Manager of Managers Structure with respect to the Funds is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. The Adviser also, subject to the oversight and, as required, approval of the Board: sets each Fund’s overall investment strategy; evaluates, selects and recommends sub-advisers to manage all or a portion
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of the Fund’s assets; and implements procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment objective, policies and restrictions. Subject to the oversight of the Board, the Adviser allocates and, when appropriate, reallocates a Fund’s assets among sub-advisers and monitors and evaluates the sub-advisers’ performance.
Sub-Advisers
The Sub-Advisers are responsible for the day-to-day investment management of the Funds. The names and addresses of the Sub-Advisers are set forth below.

Fund	Sub-Adviser	Strategy	Sub-Adviser Since
First American Multi-Manager Domestic Equity Fund	Aristotle Atlantic Partners, LLC 50 Central Ave, Suite 750 Sarasota, FL 34236	Large-Capitalization	2021

	Jacobs Levy Equity Management, Inc. 100 Campus Drive, 4th Floor East Florham Park, New Jersey 07932	Small-Capitalization	2019

	Putnam Investment Management, LLC 100 Federal Street Boston, Massachusetts 02110	Core Equity	2024

	Vaughan Nelson Investment Management, L.P. 600 Travis, Suite 3800 Houston, Texas 77002	Large-Capitalization	Inception

First American Multi-Manager International Equity Fund	Acadian Asset Management LLC 260 Franklin St Boston, MA, 02110	International Developed Markets	2019

	Aristotle Capital Management, LLC 11100 Santa Monica Boulevard, Suite 1700 Los Angeles, California 90025	International Developed Markets	Inception

	Ninety One North America, Inc. 65 East 55th Street, 30th Floor New York, New York 10022	4Factor International Equity	2021

	Schroder Investment Management North America Inc. 7 Bryant Park New York, New York 10018	Schroder Global Emerging Markets Core Equity	2019

	WCM Investment Management, LLC 281 Brooks Street Laguna Beach, CA 92651	Total International Markets	2019

First American Multi-Manager Fixed-Income Fund	Brown Brothers Harriman & Co. 140 Broadway New York, New York 10005	Structured Fixed-Income	Inception

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Penn Mutual Asset Management, LLC 161 Washington Street, Suite 111 Conshohocken, Pennsylvania 19428	Core Fixed-Income	May 2024

PGIM, Inc. 655 Broad Street Newark, New Jersey 07102	Core Fixed-Income	Inception

PineBridge Investments LLC 65 E 55th Street, 6th Floor New York, New York 10022	Investment Grade Credit	Inception

Teachers Advisors, LLC 730 Third Avenue, 5th Floor, New York, New York 10017	Core Fixed-Income	Inception
Portfolio Managers
First American Multi-Manager Domestic Equity Fund Portfolio Managers
Aristotle Atlantic Partners, LLC (Aristotle Atlantic)
Owen Fitzpatrick, CFA, Principal, Managing Director, Lead Portfolio Manager and a Senior Research Analyst at Aristotle Atlantic. He joined Aristotle Atlantic in 2016. Owen earned his Bachelor of Science degree in Finance and his MBA from Fordham University. He is a CFA® charterholder.
Thomas M. Hynes, Jr., CFA, Principal, Managing Director, Portfolio Manager and a Senior Research Analyst at Aristotle Atlantic. He joined Aristotle Atlantic in 2016. Thomas earned his Bachelor of Science degree in Finance and Economics from Fordham University. He is a CFA® charterholder.
Brendan O’Neill, CFA, Principal, Director, Portfolio Manager and a Senior Research Analyst at Aristotle Atlantic. He joined Aristotle Atlantic in 2016. Brendan earned his Bachelor of Arts degree in Economics from Queens College, CUNY and his Master of Science degree in Finance from Zicklin School of Business, Baruch College. He is a CFA® charterholder.
Jacobs Levy Equity Management, Inc. (Jacobs Levy)
Bruce I. Jacobs, Principal, co-founded Jacobs Levy Equity Management in 1986. He is co-chief investment officer, portfolio manager, and co-director of research. Dr. Jacobs has a B.A. from Columbia College, an M.S. in Operations Research and Computer Science from Columbia University’s School of Engineering and Applied Science, an M.S.I.A. from Carnegie Mellon University’s Graduate School of Industrial Administration, and an M.A. in Applied Economics and a Ph.D. in Finance from the Wharton School.
Kenneth N. Levy, Principal, co-founded Jacobs Levy Equity Management in 1986. He is co-chief investment officer, portfolio manager, and co-director of research. Ken has a B.A. in Economics from Cornell University, an M.B.A. and an M.A. in Business Economics from the University of Pennsylvania’s Wharton School, and completed all requirements short of the dissertation for a Ph.D. at Wharton. He is a CFA® charterholder.
Putnam Investment Management, LLC (Putnam)
Gerard P. Sullivan, serves as a Portfolio Manager of Putnam’s U.S. Core Equity strategy. He joined Putnam in 2008 and has been in the investment industry since 1982. Prior to joining Putnam, Mr. Sullivan was a Vice President, Portfolio Manager, at American Century from 2000 to 2008; a Senior Vice President, Portfolio Manager, at Franklin Templeton from 1998 to 1999; and a Senior Vice President, Portfolio Manager, at SunAmerica Asset Management from 1995 to 1998. Mr. Sullivan earned an M.B.A. from Columbia School of Management and a B.A. in Political Science from Columbia College.
Arthur Yeager is a Portfolio Manager of Putnam's U.S. Core Equity strategy. He joined Putnam in 2017 and has been in the investment industry since 1984. Prior to joining Putnam, Mr. Yeager was a Senior Vice President at Raymond James from 2003 to 2017 and a First Vice President, Institutional Equity Sales, at Merrill Lynch from
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1993 to 2003. Previously, he served as a Vice President, Institutional Equity Sales, at Bear Stearns from 1992 to 1993 and at C.J. Lawrence from 1990 to 1992. Earlier, Mr. Yeager served in Institutional Sales at Merrill Lynch from 1986 to 1990 and as a Research Associate at J.P. Morgan Investment Management from 1984 to 1986. Mr. Yeager earned a B.B.A. in Accounting from the University of Texas at Austin.
Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)
Scott J. Weber, CFA serves as portfolio manager at Vaughan Nelson where he has been serving in investment capacity since 2003. Scott studied Natural Resources at The University of the South and received his M.B.A. from Tulane University.
Chris D. Wallis, CFA, CPA, has been with Vaughan Nelson since 1999. Chris is currently the CEO, CIO, and portfolio manager. Chris got his B.A. at Baylor University and his M.B.A. at Harvard Business School.
First American Multi-Manager International Equity Fund Portfolio Managers
Acadian Asset Management LLC (Acadian)
Brendan O. Bradley and Fanesca Young have been designated as the lead portfolio managers for Acadian’s sleeve of the First American Multi-Manager International Equity Fund. Acadian’s entire core equity investment team participates in the sleeve’s management as all of Acadian’s core equity strategies are team-managed.
Brendan O. Bradley, Ph.D. — Executive Vice President, Chief Investment Officer. Brendan joined Acadian in 2004 and is the firm’s Chief Investment Officer. Brendan earned a Ph.D. in applied mathematics from Boston University and a B.A. in physics from Boston College.
Fanesca Young, Ph.D., CFA – Senior Vice President, Director, Equity Portfolio Management. Fanesca joined Acadian in 2023 and serves as Director, Equity Portfolio Management. Prior to joining Acadian, she was head of global systematic equities at GIC Private Ltd. Prior to that, she was managing director and director of quantitative research at Los Angeles Capital Management. Fanesca earned a Ph.D. in statistics from Columbia University and an M.Phil. and an M.A. in statistics from Columbia University. She also holds a B.A. in mathematics from the University of Virginia. Fanesca is a CFA® charterholder.
Aristotle Capital Management, LLC (Aristotle Capital)
The portfolio management team is comprised of Howard Gleicher, CFA, Chief Executive Officer and Chief Investment Officer, Geoffrey S. Stewart, CFA, Principal and Portfolio Manager – International, and Sean M. Thorpe, Principal and Portfolio Manager – International. Messrs. Gleicher, Stewart and Thorpe are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.
Howard Gleicher, CFA, has been working in the investment field since 1984. He is the founder, Chief Executive Officer, Chief Investment Officer and Principal of Aristotle Capital in 2006. Mr. Gleicher holds Bachelor of Science and Master of Science degrees in Electrical Engineering from Stanford University, and an MBA from Harvard Business School.
Geoffrey S. Stewart, CFA, has been working in the investment field since 1998. Mr. Stewart is a Principal, Portfolio Manager - International and a member of Aristotle Capital’s research team. Mr. Stewart joined Aristotle Capital in 2012 when his former employer, Reed, Conner & Birdwell, LLC combined its business with Aristotle Capital. Mr. Stewart holds a Bachelor of Arts degree in History from Duke University.
Sean M. Thorpe has been working in the investment field since 1988. Mr. Thorpe is a Principal, Portfolio Manager - International, and a member of Aristotle Capital’s research team. Mr. Thorpe joined Aristotle Capital in 2012 when his former employer, Reed, Conner & Birdwell, LLC combined its business with Aristotle Capital. Mr. Thorpe holds a Bachelor of Arts degree in Economics and Finance from the University of California, Los Angeles.
Ninety One North America, Inc. (Ninety One)
Adam Child, Co-Portfolio Manager, is the co-portfolio manager for the International Equity strategy and co-portfolio manager for the European Equity strategy within the 4Factor team at Ninety One. He joined Ninety One in 2012. Adam graduated from St Catharine’s College, Cambridge, with a Master’s degree in History, and is a CFA® Charterholder.
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Ben Lambert, Co-Portfolio Manager, is the co-portfolio manager for the International Equity strategy and co-portfolio manager for the European Equity strategy within the 4Factor team at Ninety One. He graduated from Bristol University with a Bachelor’s degree in Politics and French.
Schroder Investment Management North America Inc. /Schroder Investment Management North America Limited (Schroders)
Tom Wilson, CFA, Portfolio Manager and Head of Emerging Markets Equities of Schroders, has served as portfolio manager of the Fund since 2019. Mr. Wilson has spent his entire investment career at Schroders, joining the firm in 2001 and becoming Head of Emerging Market Equities in 2016. He is a graduate in History from Newcastle University and a CFA Charterholder.
Robert Davy, Portfolio Manager, has served as portfolio manager of the Fund since 2019. Mr. Davy joined Schroders in 1986. He is a graduate in History from Cambridge University and a qualified chartered accountant (ACA).
James Gotto, Portfolio Manager, has served as portfolio manager of the Fund since 2019. Mr. Gotto has been the BIC portfolio manager since January 2024, based in London. From February 2014 to January 2024, Mr. Gotto was an EM Smaller Companies co-portfolio manager. Mr. Gotto has spent his entire investment career at Schroders, joining the firm in 1991. He is a graduate in Classics from Oxford University.
Waj Hashmi, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2019. Mr. Hashmi joined Schroders as an Emerging Markets Fund Manager in 2005. From October 2005 to January 2024, Mr. Hashmi managed the Brazil, India and China (BIC) strategy. He is a graduate in Physics from Oxford University, a qualified chartered accountant (ACA) and CFA® Charterholder.
Nicholas Field, Portfolio Manager, has served as portfolio manager of the Fund since 2019. Mr. Field joined Schroders as an Emerging Markets Strategist in 2006 He is a graduate in Mathematics from Cambridge University and holds a Masters in Finance from London Business School.
Rollo Roscow, CFA, Portfolio Manager, has served as a portfolio manager of the fund since November 2022. Mr. Roscow joined Schroders in August 2008, initially as an Emerging Markets Equity Analyst, before becoming the Head of EMEA in 2016. He is a graduate in Economics and Accountancy from the University of Edinburgh, a qualified chartered accountant (ACA) and CFA® Charterholder.
WCM Investment Management, LLC (WCM)
The portfolio management team is comprised of Sanjay Ayer, Paul R. Black, Michael B. Trigg, and Jon Tringale, who have been jointly and primarily responsible for the day-to-day management of the Fund.
Sanjay Ayer has over 20 years of investment experience. He has served as a Portfolio Manager and Business Analyst for WCM since 2007. He is a member of the firm’s Investment Strategy Group (ISG) and his primary responsibilities include portfolio management and equity research.
Paul R. Black has over 39 years of investment experience. He joined WCM in 1989, and has served as WCM’s CEO since December 2004. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.
Michael B. Trigg has over 22 years of investment experience. He has served as a Portfolio Manager and Business Analyst for WCM since 2006. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.
Jon Tringale has over 14 years of investment experience. He has served as a Portfolio Manager for WCM since 2022 and prior to that worked at WCM in an investment research capacity. He is a member of the firm’s ISG and his primary responsibilities include portfolio management.
First American Multi-Manager Fixed-Income Fund Portfolio Managers
Brown Brothers Harriman & Co. (BBH)
Neil Hohmann is Head of Structured Products and a portfolio manager for Investment Management. In this role, he supervises security selection in asset-backed securities, commercial and agency mortgage-backed securities, and
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financial institution credit. He joined BBH in 2006. Neil received a Bachelor of Economics with Distinction from Yale University where he graduated magna cum laude. He also earned a PhD in Economics from the University of Chicago.
Andrew Hofer is Head of Taxable Fixed Income for Investment Management. Since joining BBH in 1988, Andrew has held a variety of roles within Investment Management, including the Head of Insurance Asset Management, Chief Operating Officer, and Head of Risk Management. Andrew holds a B.A. degree in East Asian studies from Yale, and an MIA (Master of International Affairs) from Columbia University.
Chris Ling is a portfolio manager and lead structured products trader in the Fixed Income Investment Management group. He joined BBH in 2011. Chris holds an undergraduate degree in business management from Binghamton University and an MBA in Finance from the New York University Stern School of Business.
Penn Mutual Asset Management, LLC (PMAM)
Mark Heppenstall, CFA, serves as President and Chief Investment Officer of PMAM. He has been with the Firm for 10 years and has over 37 years of industry experience managing fixed income assets for institutional investors. Mr. Heppenstall graduated from Vanderbilt University with a Bachelor of Arts degree in U.S. History. He also earned a Master of Science degree in Industrial Administration from the Tepper School of Business at Carnegie Mellon University. Mr. Heppenstall has been a CFA Charterholder since 1991.
Zhiwei Ren, CFA, serves as a Managing Director and portfolio manager of PMAM. He leads quantitative research and derivative hedging. Mr. Ren has been with the firm for 15 years and has 19 years of industry experience. Mr. Ren graduated from Wuhan University with a Bachelor of Science degree in Computational Mathematics. He also earned a Master of Science degree in Applied Mathematics from Florida State University and a Master of Science degree in Financial Mathematics from Worcester Polytechnic Institute. Mr. Ren has been a CFA Charterholder since 2009.
Greg Zappin, CFA, serves as a Managing Director and portfolio manager of PMAM. He is responsible for the management of corporate fixed income investing. Mr. Zappin has been with the firm for 12 years and has 29 years of industry experience. Mr. Zappin graduated with a Bachelor of Science degree in Business Administration from the University of Massachusetts. He also earned a Master of Business Administration degree from Columbia Business School. Mr. Zappin has been a CFA Charterholder since 1997.
PGIM, Inc. (PGIM)
Richard Piccirillo is a Managing Director and senior portfolio manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in 1993. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.
Gregory Peters is a Managing Director and Co-Chief Investment Officer of PGIM Fixed Income. Mr. Peters is also a senior portfolio manager for U.S. and Global Multi-Sector Fixed Income strategies. He joined the firm in 2014. He received a BA in Finance from The College of New Jersey and an MBA from Fordham University. Mr. Peters is a member of the Fixed Income Analyst Society and the Bond Market Association.
Matthew Angelucci, CFA, is a Principal and portfolio manager of PGIM Fixed Income. Mr. Angelucci is also responsible for PGIM Global Bond Strategies. Mr. Angelucci specializes in country and sector allocation, global rates positioning, and issue selection within sovereign securities and derivatives. Mr. Angelucci joined the Firm in 2005. He received a BS in Corporate Finance and Accounting from Bentley University. Mr. Angelucci holds the CFA designation.
Tyler Thorn is a Principal and a portfolio manager on the Multi-Sector Team at PGIM Fixed Income. Mr. Thorn joined the Firm in 2015 and previously was an analyst in PGIM’s Portfolio Analysis Group. He has also worked on the PGIM Quantitative Modeling and Strategies team. Mr. Thorn received a BS in business administration with concentrations in finance, economics, and computer science from Boston College.

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PineBridge Investments LLC (PineBridge)
Robert A. Vanden Assem, CFA is a Managing Director and Head of Developed Markets Investment Grade Fixed Income. Mr. Vanden Assem joined the firm in 2001 and is a Managing Director and Head of Developed Markets Investment Grade Fixed Income. He received a BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from New York University. He is a CFA® charterholder.
Dana G. Burns is a Managing Director and Senior Portfolio Manager of investment grade fixed income. Mr. Burns joined the firm in 2007 and is a Managing Director and Senior Portfolio Manager of PineBridge Investments’ Investment Grade Credit Team. Mr. Burns received a BS in Business Administration from the University of Richmond and an MBA from New York University.
Teachers Advisors, LLC (TAL)
Stephen M. Liberatore is a portfolio manager for certain TAL’s fixed income strategies, including strategies that incorporate impact investing and holds responsibility for investment strategy and securities selection. He joined TAL in 2004. Stephen holds a BS from the State University of New York at Buffalo and an MBA in finance and operations from Wake Forest University’s Babcock Graduate School of Management. He holds the Chartered Financial Analyst® designation and is a member of the CFA Society North Carolina and the CFA® Institute.
The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.
Management Fees and Other Expenses
As compensation for its services and its assumption of certain expenses, the Adviser is entitled to a fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of each respective Fund’s average daily net assets). The Adviser compensates each sub-adviser for providing investment advice and analysis and for managing its respective portion of the Fund’s assets allocated to it from time to time by the Adviser. The fees payable to each sub-adviser and the Adviser are computed daily and paid monthly.

Fund Name	Advisory Fee as a Percentage of Average Daily Net Assets
Domestic Equity Fund	0.29%
International Equity Fund	0.50%
Fixed-Income Fund	0.40%
For the fiscal year ended September 30, 2024, the Adviser received an aggregate investment advisory fee of 0.29%, 0.50% and 0.40% of the average net assets of the Domestic Equity Fund, International Equity Fund and Fixed-Income Fund, respectively. A discussion regarding the basis of the Board’s approval of the investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser and the sub-advisory agreements between the Adviser, on behalf of the Funds, and each sub-adviser is available in the Funds’ most recent Form N-CSR filed with the SEC for the fiscal year ended September 30, 2024.
SHAREHOLDER INFORMATION
How Fund Shares Are Priced
The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund’s Advisor Class, Institutional Class and Class R shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Each Fund’s shares are valued as of a particular time (Valuation Time) on each day that the New York Stock Exchange (NYSE) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Valuation Time may be changed in case of an emergency or if the NYSE closes other than at a time of 4:00 p.m. Eastern time. Please see “Valuation and Determination of Net Asset Value” in the SAI for more information.
Market or fair values of the Funds’ portfolio securities are determined as follows:
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•Domestic equity securities listed on a national securities exchange or stock market for which market quotations are readily available: at the official closing price, if any, or the last reported sale price of the day (on the exchange or stock market where the security is principally traded). In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices, or if such prices are not available, the security will be fair valued as further described below.
•Domestic equity securities traded on the over-the-counter (OTC) markets: at the official closing price, if any, or the last reported sale price of the day. In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices. Other than with respect to OTC bulletin board securities, if the most recent quoted bid and asked prices are not available, the official closing price, if any, or the last reported sale price for the prior day will be used, or the security may be fair valued. With respect to OTC bulletin board securities, if only the most recent quoted bid price is available, at such bid price or if only the most recent quoted asked price is available, the security will be fair valued as further described below.
•Foreign equity securities: at the official closing price, if any, or the last reported sale price at the close (or if the foreign market is not closed at the time of valuation, the last reported sale price at the time of valuation) of the exchange on which the securities are principally traded. In the absence of such reported prices: at the most recent quoted bid price, or if such price is not available, the security will be fair valued as further described below.
•Bond and other fixed-income securities: based on prices provided by independent pricing services or other reasonably reliable sources, including brokers who make markets in such securities.
•Short-term investments purchased with an original or remaining maturity of 60 days or less: at amortized cost, which approximates market value.
•Shares of an open-end investment company: at the open-end investment company’s NAV (the prospectuses for such investment companies contain information on those investment companies’ fair valuation procedures and the effects of fair valuation).
•Forward currency contracts: based on prices provided by an independent pricing service. U.S. Bank Global Fund Services, the Funds’ administrator and custodian, will interpolate prices when the life of the contract is not the same as a life for which quotations are offered.
The Funds value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with methodologies and procedures adopted by the Board. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures.
As permitted under Rule 2a-5, the Board designated U.S. Bancorp Asset Management, Inc., the Adviser of the Funds, to serve as the Funds’ valuation designee. The Adviser, as valuation designee, carries out its day-to-day fair value responsibilities required under Rule 2a-5 through its Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policy and the Adviser’s valuation procedures (together, the “Valuation Policy and Procedures”), which have been approved by the Board. Among other things, the Valuation Policy and Procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Portfolio securities that are primarily traded on a foreign securities exchange are generally valued at the U.S. dollar equivalent of the preceding closing values for the securities on their exchanges. If an investment is valued in a currency other than U.S. dollars, its value shall be converted into U.S. dollars at the mean of the last available bid and offer prices of such currencies against U.S. dollars quoted on a valuation date by any recognized dealer. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, after-market trading, or news events may have occurred in the interim. To account for this, the Fund will value foreign securities using fair
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value prices based on third-party vendor modeling tools. Although the Valuation Policy and Procedures are designed to fair value a security in accordance with Rule 2a-5, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by a Fund. The Funds’ use of fair value pricing may help deter “stale price arbitrage” as discussed below under “Frequent Purchases and Sales of Fund Shares.”
Trading of foreign securities in many foreign markets may be completed at times that vary from the closing of the NYSE. The Funds value foreign securities at the latest market price in the foreign market immediately prior of the close of regular trading on the NYSE. If there is no such reported price, or if there is no trading volume, the most recent quoted bid price will be used. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars using the prevailing exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares. Therefore, the value of the portfolio of a Fund holding foreign securities may change on days when shareholders will not be able to buy or redeem shares.
For securities that do not trade during NYSE hours, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities. Fair value pricing may require subjective determinations about the value of an asset or liability.
For purposes of calculating the NAV, foreign securities are priced using fair value calculation on a daily basis. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier that day. For securities that trade on weekends or other days when the Fund does not price its shares, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.
Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed1, and the value of a Fund’s portfolio may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.
Please see the SAI for additional information on how NAV is calculated.
How to Purchase Shares
Shares of the Funds can be purchased either directly from the Funds, or through certain broker-dealers or financial intermediaries, so long as they have an agreement with U.S. Bancorp Investments, Inc., the Funds’ distributor (Distributor). All purchases are subject to acceptance by the Funds, and the price of the shares will be the NAV that is next computed after receipt by the transfer agent, U.S. Bank Global Fund Services (Transfer Agent), or other authorized agent of sub-agent, of the purchase in “good order”. Payments may be made by wire in U.S. dollars and by checks drawn on U.S. banks. No cash or cash equivalents (such as travelers’ checks, cashiers’ checks, official bank checks, credit card checks or money orders) will be accepted. The Funds do not accept third-party checks (except for properly endorsed third party checks in connection with an IRA rollover). If your payment is not received or you pay with a check or Automated Clearing House (ACH) transfer that does not clear, your purchase
1 The NYSE typically is open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.
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will be cancelled and you will be responsible for any losses or fees a Fund or the Transfer Agent may incur as a result. In limited circumstances, completed purchases may be cancelled when the Trust or the Transfer Agent receives satisfactory instructions that a trade order was placed in error.
Shares of the Funds have not been registered for sale outside of the United States. PFM Multi-Manager Series Trust Fund(s) generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Purchases are subject to certain additional fees as described below.
Good order means that the request includes:
•Fund name and account number;
•Amount of the transaction (in dollars or shares);
•Signatures of all owners exactly as registered on the account (for written requests);
•Medallion signature guarantee, if required;
•Corporate/Institutional accounts only: A certified corporate resolution dated within the last six months (or a certified corporate resolution and letter of indemnity) must be on file with the Transfer Agent; and
•Any supporting legal documentation that may be required.
Payment of share purchase price is not considered part of good order. If your request is received after 4:00 p.m. Eastern time it will be priced at the next business day’s NAV.
The Adviser may pay all or a portion of the charges of various financial service firms and specified benefit plans that make shares available to their customers. Subject to tax limitations and approval by the Board, a Fund may also pay a portion of these charges representing the expenses the Fund would otherwise incur in maintaining these separate shareholder accounts directly.
To purchase Advisor Class shares directly from the Funds, you need to complete and sign an account application and send it, together with your payment for the shares, to the Transfer Agent at the address set forth below. After your initial purchase, you may purchase additional shares by telephone by electing this service on your new account application. You may thereafter purchase shares on any business day by contacting the Adviser or the Transfer Agent at 1-800-527-5412.
You also may purchase Advisor Class shares through selected securities dealers, and their designees, with whom the Distributor has sales agreements. Authorized dealers and financial services firms may charge you a transaction fee. Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to the Transfer Agent. You may or may not need to complete and sign an account application when purchasing through a dealer or financial intermediary, depending on its arrangements with the Funds. The dealer or financial intermediary may or may not accept telephone purchase orders, depending on its arrangement with the Funds. The Funds will be deemed to have received a purchase or redemption order when these authorized dealers and financial service firms, or, if applicable, their authorized designee, determine that it is in good order and accept a purchase or redemption order. Orders received by the Funds in good order will be priced at the Fund’s NAV next computed after they are accepted by the authorized dealers or financial services firms or their authorized designee.
To purchase additional shares via Automated Clearing House (ACH), contact the Adviser or the Transfer Agent at 1-800-527-5412, to initiate an electronic transfer from your bank account. You may establish electronic transfer capabilities on your account application or by sending written instructions to the Transfer Agent.
Assuming the Transfer Agent or the Funds properly act on telephone instructions and follow reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor a Fund will be responsible for any losses due to telephone transactions. You may be responsible for any fraudulent telephone order as long as the Transfer Agent or the Funds takes reasonable measures to verify the order.
The Transfer Agent or Adviser, in their sole discretion, may accept or reject any order for purchase of Fund shares if it involves unsuitable business practices such as market timing, late trading, or unsuitable investments. In the interest of economy and convenience to investors, the Funds do not issue certificates representing Fund shares.
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An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser or sub-adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Frequent Purchases and Sales of Fund Shares” below for more information.
The Funds do not accept new accounts held in the name of persons or entities that do not have both a valid social security number (or tax identification number) and a permanent U.S. street address.
Paying for Shares
Sending application or documents by mail:
If you are sending documents via U.S. mail, express delivery, registered mail or certified mail, your account application should be sent to:
PFM Multi-Manager Series Trust
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53202-0701
Purchase orders, redemption requests or correspondence mailed by overnight courier should be sent to the fund at:
PFM Multi-Manager Series Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Paying for shares by wire:
If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied.
Prior to sending a wire, please notify U.S. Bank Global Fund Services at 1-800-527-5412 to insure proper credit to your account.
Direct your bank to wire funds as follows:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
For further credit to: PFM Multi-Manager Series Trust (specify share class, shareholder’s name, exact account title, Fund number and account number).
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Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Minimum Account Size
The minimum initial investment for the Advisor Class of the Funds is $25,000, the minimum initial investment for Institutional Class of the Funds is $1,000,000, and the minimum initial investment for Class R of the Funds is $1,000. Investments made pursuant to the OCIO’s allocations and reallocations for participants in the Adviser’s investment advisory program will not be subject to a minimum initial investment. The Trust reserves the right at any time to vary the initial investment minimums.
Transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or financial intermediary, who may also impose higher initial or additional amounts for investment than those established by the Funds.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds’ Distributor and Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth, social security number and other information and documentation that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Distributor or Transfer Agent are unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at NAV at the time of redemption.
If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1-800-527-5412 if you need additional assistance when completing your account application.
It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-800-527-5412 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.
Investment Options
Each Fund consists of three classes: Advisor Class, Institutional Class and Class R shares. The classes differ to the extent they bear certain class specific minimums and expenses. When choosing a share class (once available), it is important to consider your method of investing, directly with the Funds or through certain dealers or other financial intermediaries; eligibility requirements that may apply to purchases of a particular class; the amount you plan to invest; and the expenses of each class.
There are no initial sales charges or deferred sales charges for any share class of a Fund. There is a separate 12b-1 Plan for each Fund’s Advisor Class and Class R shares. There is no 12b-1 Plan for the Funds’ Institutional Class shares. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Advisor Class and Class R 12b-1 Plans (calculated as a percentage of each Fund’s average daily net assets attributable to the
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particular class of shares) is 0.25% for Advisor Class shares and 0.50% for Class R shares. Further information regarding the Funds’ Rule 12b-1 Plans can be found under “Distribution and Servicing (12b-1) Plans” in this Prospectus.
IN ADDITION TO THE INFORMATION IN THIS PROSPECTUS, YOU MAY OBTAIN MORE INFORMATION ABOUT SHARE CLASSES AT WWW.FIRSTAMERICANFUNDS.COM, FROM THE SAI OR BY CALLING YOUR FINANCIAL CONSULTANT.
How to Redeem or Exchange Shares
General Information
You may withdraw any part of your account by selling shares either directly from the Transfer Agent, if you hold your shares directly, or through dealers or financial intermediaries through which you hold your shares. The sale price of your shares will be the Fund’s next-determined NAV after the Transfer Agent or an authorized agent or sub-agent receives all required documents in good order (as term is defined above). If the Transfer Agent, an authorized agent or sub-agent receives a redemption request in good order before the close of trading on the NYSE (generally 4:00 p.m. Eastern time) that transaction will be priced at that day’s NAV. If the request is received after close of trading on the NYSE, it will be priced at the next business day’s NAV. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored. You can redeem less than all of your shares, but if you retain shares with a value below a minimum amount (as determined by the Fund and described in this Prospectus), your account may be closed at the discretion of the Fund. See “Redemption by a Fund” below. Please call the Transfer Agent prior to attempting to redeem or exchange a large dollar amount of shares, as further described below.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.
By Mail
Purchase orders, redemption requests or correspondence mailed by overnight courier should be sent to the fund at:
PFM Multi-Manager Series Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Written redemption requests must be submitted and signed exactly as the account is registered. Such requests may require a signature guarantee and additional documents. See “Signature Guarantees/Other Documents” below.
By Telephone
You may redeem shares by telephone by electing this service on the new account application. You may thereafter redeem shares on any business day by calling the Funds at 1-800-527-5412, until the close of the NYSE, normally 4:00 p.m., Eastern time.
Telephone trades must be received by or prior to close of the Funds. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction.
Once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.
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Redemption proceeds will be mailed to your address of record, or if previously established, sent to your bank account via wire or ACH using instructions on file with the Transfer Agent.
The Fund and the Transfer Agent will not be liable for following telephone instructions reasonably believed to be genuine. You may be responsible for any fraudulent telephone order as long as the Transfer Agent or the Fund takes reasonable measures to verify the order. In this regard, the Transfer Agent will require personal identification information before accepting a telephone redemption order.
Exchanging Your Shares - Additional Information
You may exchange shares of one Fund into shares of another Fund of the same class by contacting the Transfer Agent. An exchange is a taxable transaction.
You may exchange some or all of your shares in any Fund for shares in the same share class of any other Fund in the Trust in an identically registered account .
Shares will be exchanged at their respective NAV, computed as of the close of trading on the NYSE on the day you request the exchange. There is no charge for the exchange privilege. Any exchange must meet the applicable minimum investment amount for the Fund and share class into which the exchange is being made. You should carefully review the description of the Fund into which you plan to exchange because the new Fund may have different fees, expenses and investment risks. Please call the Transfer Agent before attempting to exchange a large dollar amount. By calling the Transfer Agent before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions. Please note that the Fund reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.
Redeeming Your Shares - Additional Information
Redemptions through Dealers
Shares held in a dealer’s “street name” must be redeemed through the dealer and cannot be made by shareholders directly. You must submit a redemption request to your dealer. Dealers may charge for this service, and they may have particular requirements that you may be subject to. Contact your authorized dealers for more information.
Redemption by a Fund
The Funds have the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse a Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for. A Fund reserves the right to redeem a shareholder account (after 30 days’ prior written notice and the opportunity to reestablish the account balance), when the value of the Fund’s shares in the account falls below $25,000 with respect to Advisor Class shares of the Fund, falls below $1,000,000 with respect to Institutional Class shares of the Fund, or falls below $1,000 with respect to Class R shares of the Fund, due to redemptions. Whether the Funds will exercise the right to redeem shareholder accounts will be determined by the Adviser on a case-by-case basis.
Large Redemptions
At times, a Fund may experience adverse effects when certain large shareholders redeem large amounts of shares of a Fund. Large redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so. In addition, these transactions may also accelerate the realization of taxable income to shareholders (if applicable) if such sales of investments resulted in gains and may also increase transaction costs and/or increase in a Fund’s expense ratio. When experiencing a redemption by a large shareholder, a Fund may delay payment of the redemption request up to seven days to provide the investment manager with time to determine if a Fund can redeem the request-in-kind or to consider other alternatives to lessen the harm to remaining shareholders. Please call the Transfer Agent prior to initiating a redemption for a large dollar amount. By calling the Transfer Agent before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.
Redemption Payments
Under normal circumstances, the Funds expect to meet redemption requests through the sale of investments held in cash or cash equivalents. Funds may also choose to sell portfolio assets for the purpose of meeting such requests. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests or
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during stressed market conditions, a Fund will typically borrow money through a bank line-of-credit. Each Fund further reserves the right to distribute “in kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.
In all cases, your redemption price is the NAV per share next determined after your request is received in good order. Redemption proceeds normally will be sent within three business day, but not later than seven calendar days, after receipt of a redemption request. The Funds may suspend the right of redemption or postpone the payment of redemption proceeds at times when the NYSE is closed or under other circumstances in accordance with interpretations or orders of the SEC.
The Funds will not, however, mail redemption proceeds for any shares until checks or ACH transfers received in payment for those shares have cleared, which may take up to 15 days. There is no such delay when shares being redeemed were purchased by wiring Federal Funds. Your redemption proceeds can be sent by check, made payable to you, to your address of record or by wire transfer on days that commercial banks are open to the bank account designated on your application or an account previously authorized. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent by check to an address other than the address of record or if the address of record has been changed within 30 days of the redemption request or by wire to a destination other than your bank account of record must be in writing and must include a Medallion signature guarantee. Domestic wire transfers are subject to a fee of $15.00, which will be deducted from the redemption proceeds. Neither the Funds, nor the Transfer Agent, will be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.
Redemptions In-Kind
The Funds reserve the right to make payment in securities or other portfolio investments rather than cash under unusual circumstances or in order to protect the interests of remaining shareholders. Redemptions in-kind may occur at any time and are not limited to times of market stress, specific types of shareholders, or redemptions of a specific size. Events that are more likely to result in redemption in-kind include shareholder requests (provided that the redemption will not have an unfair impact on the remaining shareholders), large redemptions that could raise potential adverse consequences to remaining shareholders, as a means of discouraging or preventing disruptive shareholder misconduct, or during periods of heavy redemptions or market stress. Securities used to redeem Fund shares will be valued as described in “How Fund Share Prices are Calculated” above. Redemptions in-kind may only be made with liquid investments. To the extent a Fund makes a redemption-in-kind, such redemption would typically be a pro-rata portion of Fund assets. A shareholder will bear market risk for the securities received as a result of a redemption-in kind and a shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption-in kind.
Signature Guarantees/Other Documents
For documents requiring a signature guarantee, such guarantee must be obtained from an “eligible guarantor institution,” which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations participating in a signature guarantee program recognized by the Securities Transfer Association (a “Medallion Guarantee”). A notary public is not an acceptable guarantor. Signature guarantees are required in certain situations, including on any:
•redemption proceeds payable to and/or mailed to anyone other than the registered shareholder, or
•requests to transfer shares, or
•when a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days.
The Fund(s) and/or the transfer agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
The Funds reserve the right to waive any signature requirement at their discretion.
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The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and NYSE, Inc. Medallion Signature Program (NYSE MSP).
Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. Additional tax documents may also be required in the case of redemptions from IRA accounts maintained at the Transfer Agent. For further information, call the Adviser or the Transfer Agent toll free at 1-800-527-5412.
Dividends and Distributions
The Fixed-Income Fund declares and distributes all of its net investment income, if any, to shareholders as dividends monthly. The Domestic Equity Fund and International Equity Fund each declare and distribute net investment income to shareholders as dividends at least annually. Each Fund makes distributions of its net realized capital gains, if any, at least annually. Unless you elect to receive your dividends and distributions in cash, your dividends and distributions will be reinvested in additional shares of the same share class of the Fund at NAV calculated as of the payment date.
Participants in 401(k) plans or other retirement plans will receive dividends and distributions in the form of additional Fund shares if the participant owns shares of a Fund on the date the dividend or distribution is allocated. Therefore, a participant will not receive a dividend or distribution if the participant does not own shares of the applicable Fund on the date the dividend or distribution is allocated.
The Funds pay distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the NAVs of the Funds’ shares will be reduced by the amount of the payment.
If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the applicable Fund’s current net asset value, and to reinvest all subsequent distributions.
Annual Statements
Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid “buying a dividend”
At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Dividend Reinvestment Program
Dividends and capital gains distributions are automatically reinvested into any share class of any Fund in which you have an existing account, unless otherwise noted. You may notify the Transfer Agent in writing to:
•Choose to receive dividends or distributions (or both) in cash; or
•Change the way you currently receive distributions.
You may change your election by writing or calling the Transfer Agent at least five days prior to the record date of the next distribution.
Your taxable income is the same regardless of which option you choose. For further information about dividend reinvestment, call the Adviser or the Transfer Agent toll free at 1-800-527-5412.
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Householding
Householding is a method of delivery in which a single copy of certain shareholder documents are delivered to investors who share the same address and are members of the same family, even if their accounts are registered under different names. Each Fund currently households. If you are no longer interested in householding and would like to have each investor, at the same address, receive individual copies of prospectuses and other shareholder documents, please contact your dealer or call 1-800-527-5412. We will begin sending your individual copies with the next scheduled mailing.
Taxes
Each Fund intends to elect and qualify each year as a regulated investment company under the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. A Fund’s failure to qualify as a regulated investment company, however, would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
Fund distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the Fixed-Income Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fixed-Income Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.
The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.
Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The Funds are required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem (covered shares). Cost basis will be calculated using the Funds’ default method, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
Non-U.S. investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.
After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
This discussion of “Dividends and distributions” and “Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.
Frequent Purchases and Sales of Fund Shares
The Funds do not permit market timing or other abusive trading practices. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to suspend their offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading. The maximum amount of time the Funds will take to reject or cancel a transaction is 48 hours. Shareholders will be notified of the Funds’ intention to restrict exchanges of shares at least 60 days in advance of such action.
Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. These risks may be relatively higher for the International Equity Fund because it invests significantly in foreign securities and an investor may seek to take advantage of a delay between the change in value of the Fund’s foreign portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and foreign markets by buying or selling Fund shares at a price that does not reflect their true value. Your Funds’ management team has established procedures to mitigate these risks. Please see “How Fund Share Prices Are Calculated” for more information.
The Funds do not accommodate frequent purchases and redemptions of the Funds’ shares by the Funds’ shareholders. The Board has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize the negative effect of frequent purchases and redemptions on the Funds and their shareholders, the Funds’ management team reserves the right to reject, in their sole discretion, any purchase order (including an exchange from another Fund) from any investor they believe has a history of abusive trading or whose trading, in their judgment, has been or may be disruptive to the Funds. If the Funds detect that an investor has made two “material round trips” in any period (as determined by the Adviser), it will generally reject the investor’s future buy orders, including exchange buy orders, involving a Fund. For these purposes, a “round trip” is a purchase or exchange into a Fund followed by a sale or exchange out of a Fund. A “material” round trip is one that is deemed by the Funds to be material in terms of its amount or its potential detrimental impact on the Funds. Independent of this limit, the Funds may, in their discretion, reject future buy orders by any person, group or account that appears to
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have engaged in any type of excessive trading activity. These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Funds using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. In making this judgment, accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Funds retain the right to modify these restrictions at any time without prior notice to shareholders.
On a periodic basis, the Adviser will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Funds, or in multiple accounts that are known to be under common control. Redemptions meeting these criteria will be investigated for possible inappropriate trading.
Certain accounts, and omnibus accounts in particular, include multiple investors and typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Funds. Therefore, it becomes more difficult for the Funds’ management team to identify market timing or other abusive trading activities in these accounts, and the Funds’ management team may be unable to eliminate abusive traders in these accounts from a Fund. Identification of abusive traders may further be impaired by limitations of the operational systems and other technical issues. Whenever abusive or disruptive trading is identified, the Funds’ management team will encourage omnibus account intermediaries to address such trading activity directly.
Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may place the Funds at a disadvantage.
DISTRIBUTION ARRANGEMENTS
Distribution and Servicing (12b-1) Plans
The Funds pay fees to the Distributor, on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Advisor Class and Class R shares of each Fund (distribution fees). These payments are made pursuant to Distribution and Servicing Plans (12b-1 Plans) adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.
There is a separate 12b-1 Plan for each Fund’s Advisor Class and Class R shares. There is no 12b-1 Plan for the Funds’ Institutional Class shares. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Advisor Class and Class R 12b-1 Plans (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares) is 0.25% and 0.50%, respectively; however, the Board of Trustees has determined not to authorize payment of a Rule 12b-1 plan fee at this time.
No 12b-1 fees are currently paid by the Funds. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of each Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges. More extensive information about the Trust’s multi-class arrangements is included in the SAI.
Payments to Financial Firms
Additional information regarding payments to financial firms can be found in the SAI under the heading “Revenue Sharing.”
65

FINANCIAL HIGHLIGHTS

The financial highlight tables on the following pages are intended to help you understand the financial performance of each Fund since inception. Certain information reflects the performance results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented in the table has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with the Funds' financial highlights and financial statements, is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request. The returns shown are those of the Institutional Class shares. Advisor Class and Class R shares had not commenced operations prior to the Funds’ most recent fiscal year end.
First American Multi-Manager Domestic Equity Fund
Selected data for a share of beneficial interest outstanding throughout the year is presented below:

	For the Year Ended September 30, 2024		For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net Asset Value, Beginning of Year	$11.03		$9.87	$13.99	$12.15	$11.00
Investment Operations:
Net Investment Income(1)	0.13		0.14	0.12	0.12	0.14
Net Realized and Unrealized Gain (Loss)(2)	3.45		1.52	(2.10)	3.58	1.32
Total from Investment Operations	3.58		1.66	(1.98)	3.70	1.46
Distributions from:
Net Investment Income	(0.13)		(0.11)	(0.12)	(0.15)	(0.16)
Capital gains	—		(0.39)	(2.02)	(1.71)	(0.15)
Total Distributions to Shareholders	(0.13)		(0.50)	(2.14)	(1.86)	(0.31)
Net Asset Value, End of Year	$14.48		$11.03	$9.87	$13.99	$12.15
Total Return(3)	32.70%		17.30%	(17.97)%	33.08%	13.43%
Ratios/Supplemental Data:
Net Assets, End of Year (000’s omitted)	$1,183,623		$972,585	$774,829	$847,016	$722,499
Ratios to average net assets of:
Expenses, Net of Expenses Waived/Reimbursed/Recouped(4)	0.36%		0.37%	0.37%	0.38%	0.39%
Expenses, Prior to Expenses Waived/Reimbursed/Recouped(4)	0.36%		0.37%	0.36%	0.37%	0.39%
Net Investment Income	1.01%		1.25%	0.97%	0.91%	1.25%
Portfolio Turnover Rate	103%	(5)	52%	45%	60%	141%	(6)
(1)    Based on average daily shares outstanding.
(2)    Amount shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)    Through September 30, 2023, the total return may reflect a waiver, or recovery of prior waiver, by the Adviser. Performance would be different prior to the impact of waivers or recovery of prior waivers.
(4)    Through January 28, 2020, the Adviser agreed to waive its fee in the amount of 0.05% of the average daily net assets of the Fund and to pay or otherwise bear certain operating and other expenses of the Fund to the extent necessary to limit the total annualized expenses of the Fund to 0.38% of average daily net assets for the Institutional Class of the Fund.
(5)    Portfolio turnover rate for the year ended September 30, 2024 increased primarily due to changes in the exchange-traded funds in which a significant portion of the Fund was invested.
(6)    Portfolio turnover rate for the year ended September 30, 2020 increased primarily due to a change in strategy from the use of a sub-advised sleeve of investments to instead using exchange-traded funds to achieve passive index exposure.

66

First American Multi-Manager International Equity Fund
Selected data for a share of beneficial interest outstanding throughout the year is presented below:

	For the Year Ended September 30, 2024		For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net Asset Value, Beginning of Year	$9.44		$8.16	$12.00	$9.70	$9.41
Investment Operations:
Net Investment Income(1)	0.20		0.18	0.22	0.15	0.08
Net Realized and Unrealized Gain (Loss)(2)	2.14		1.29	(3.47)	2.25	0.41
Total from Investment Operations	2.34		1.47	(3.25)	2.40	0.49
Distributions from:
Net Investment Income	(0.16)		(0.19)	(0.17)	(0.10)	(0.20)
Capital gains	—		—	(0.42)	—	—
Total Distributions to Shareholders	(0.16)		(0.19)	(0.59)	(0.10)	(0.20)
Net Asset Value, End of Year	$11.62		$9.44	$8.16	$12.00	$9.70
Total Return(3)	25.04%		18.09%	(28.60)%	24.86%	5.09%
Ratios/Supplemental Data:
Net Assets, End of Year (000’s omitted)	$922,362		$716,728	$507,129	$680,792	$388,182
Ratios to Average Net Assets of:
Expenses, Net of Expenses Waived/Reimbursed/Recouped(4)	0.62%		0.64%	0.65%	0.66%	0.74%
Expenses, Prior to Expenses Waived/Reimbursed/Recouped(4)	0.62%		0.64%	0.64%	0.65%	0.76%
Net Investment Income	1.94%		1.87%	2.06%	1.31%	0.87%
Portfolio Turnover Rate	105%	(5)	68%	88%	52%	157%	(6)
(1)    Based on average daily shares outstanding.
(2)    Amount shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)    Through September 30, 2023, the total return may reflect a waiver, or recovery of prior waiver, by the Adviser. Performance would be different prior to the impact of waivers or recovery of prior waivers.
(4)    Through January 28, 2020, the Adviser agreed to waive its fee in the amount of 0.10% of the average daily net assets of the Fund and to pay or otherwise bear certain operating and other expenses of the Fund to the extent necessary to limit the total annualized expenses of the Fund to 0.63% of average daily net assets for the Institutional Class of the Fund.
(5)    Portfolio turnover rate for the year ended September 30, 2024 increased primarily due to changes in the exchange-traded funds in which a significant portion of the Fund was invested.
(6)    Portfolio turnover rate for the year ended September 30, 2020 increased primarily due to a change in strategy from the use of a sub-advised sleeve of investments to instead using exchange-traded funds to achieve passive index exposure.

67

First American Multi-Manager Fixed-Income Fund
Selected data for a share of beneficial interest outstanding throughout the year is presented below:

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net Asset Value, Beginning of Year	$8.44	$8.62	$10.39	$10.81	$10.55
Investment Operations:
Net Investment Income(1)	0.38	0.34	0.23	0.21	0.27
Net Realized and Unrealized Gain (Loss)(2)	0.63	(0.19)	(1.71)	(0.08)	0.37
Total from Investment Operations	1.01	0.15	(1.48)	0.13	0.64
Distributions from:
Net Investment Income	(0.39)	(0.33)	(0.24)	(0.22)	(0.29)
Capital gains	—	—	(0.05)	(0.33)	(0.09)
Total Distributions to Shareholders	(0.39)	(0.33)	(0.29)	(0.55)	(0.38)
Net Asset Value, End of Year	$9.06	$8.44	$8.62	$10.39	$10.81
Total Return(3)	12.23%	1.71%	(14.52)%	1.23%	6.21%
Ratios/Supplemental Data:
Net Assets, End of Year (000’s omitted)	$1,499,004	$1,096,053	$903,782	$823,323	$684,218
Ratios to Average Net Assets of:
Expenses, Net of Expenses Waived/Reimbursed/Recouped(4)	0.49%	0.51%	0.51%	0.55%	0.55%
Expenses, Prior to Expenses Waived/Reimbursed/Recouped(4)	0.49%	0.51%	0.51%	0.52%	0.54%
Net Investment Income	4.32%	3.88%	2.41%	2.00%	2.60%
Portfolio Turnover Rate	103%	100%	124%	107%	174%	(5)
(1)Based on average daily shares outstanding.
(2)Amount shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)Through September 30, 2021, the total return may reflect a waiver, or recovery of prior waiver, by the Adviser. Performance would be different prior to the impact of waivers or recovery of prior waivers.
(4)Through January 28, 2020, the Adviser agreed to pay or otherwise bear certain operating and other expenses of the Fund to the extent necessary to limit the total annualized expenses of the Fund to 0.55% of average daily net assets for the Institutional Class of the Fund.
(5)Portfolio turnover rate for the year ended September 30, 2020 increased primarily due to a change in strategy as the assets formerly managed by a terminated sub-adviser were largely invested in mutual funds and exchange-traded funds.

68

USEFUL SHAREHOLDER INFORMATION
You will find more information about the Funds in the following documents:
Shareholder Reports. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds' annual and semi-annual financial statements. The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year as an exhibit to its reports on Form N-PORT.
Statement of Additional Information (SAI). The SAI provides more detailed information about each Fund. It is incorporated by reference into (and is legally a part of) this Prospectus.
How to Obtain Additional Information.
You can a free copy of the Fund’s current SAI, annual or semi-annual reports, financial statements or Form N-PORT, make inquiries or request other information about the Funds by contacting the Adviser or the Transfer Agent at 1-800-527-5412, writing the Funds at 213 Market Street, Harrisburg, Pennsylvania 17101-2141, or visiting the Funds’ website at www.firstamericanfunds.com or calling your financial consultant.
Reports and other information about the Funds are available on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the Distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell their shares.
How to Reach PFM Multi-Manager Series Trust
Please send all requests for information or transactions to:
PFM Multi-Manager Series Trust
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53202-0701
You may contact us by telephone at 1-800-527-5412.
You can also visit our website at:
www.firstamericanfunds.com

Investment Company Act File Number: 811-23282

69

PFM MULTI-MANAGER SERIES TRUST (TRUST)

STATEMENT OF ADDITIONAL INFORMATION
January 28, 2025

	Advisor Class	Institutional Class	Class R
	Ticker Symbol	Ticker Symbol	Ticker Symbol
First American Multi-Manager Domestic Equity Fund	N/A	FAEQX	N/A
First American Multi-Manager International Equity Fund	N/A	FAIEX	N/A
First American Multi-Manager Fixed-Income Fund	N/A	FAFIX	N/A

This Statement of Additional Information (SAI) dated January 28, 2025, is not a prospectus. This SAI should be read in conjunction with the prospectus dated January 28, 2025, as amended or supplemented from time to time, for First American Multi-Manager Domestic Equity Fund (Domestic Equity Fund), First American Multi-Manager International Equity Fund (International Equity Fund) and First American Multi-Manager Fixed-Income Fund (Fixed-Income Fund) (each, a Fund and collectively, the Funds or Multi-Manager Funds) of the Trust (Prospectus). The audited financial statements, including the financial highlights, for the fiscal year ended September 30, 2024 for the Funds as included in the Funds' most recent Form N-CSR and filed electronically with the SEC on December 6, 2024, are incorporated herein by reference and made part of this SAI. Copies of the Prospectus, shareholders' annual and semi-annual reports, and/or financial statements may be obtained without charge by writing to U.S. Bancorp Investments, Inc., the Trust’s principal underwriter (referred to herein as Distributor or Principal Underwriter), 60 Livingston Avenue, Saint Paul, Minnesota 55107, by visiting the Trust’s website at www.firstamericanfunds.com or by calling 1-800-527-5412. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

ORGANIZATION OF TRUST
The Trust is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act). Each Fund is a series of the Trust that was formed as a Delaware statutory trust on December 21, 2016 under an Agreement and Declaration of Trust (Trust Agreement).
On October 1, 2024, PFM Asset Management LLC (PFMAM), the investment adviser to the Funds, consolidated into its parent company, U.S. Bancorp Asset Management, Inc. (USBAM) and PFM Fund Distributors, Inc. (PFMFD), the distributor to the Funds, consolidated into its affiliate, U.S. Bancorp Investments, Inc. (USBI). The consolidations were effected in connection with a corporate restructuring at U.S. Bank N.A., the ultimate parent company of each of PFMAM and USBAM. PFMFD and USBI are subsidiaries of U.S. Bank N.A.’s parent company, U.S. Bancorp.
In connection with the above, effective October 1, 2024, PFM Multi-Manager Domestic Equity Fund was renamed First American Multi-Manager Domestic Equity Fund, PFM Multi-Manager International Equity Fund was renamed First American Multi-Manager International Equity Fund and PFM Multi-Manager Fixed-Income Fund was renamed First American Multi-Manager Fixed-Income Fund.
MULTI-MANAGER STRUCTURE
The Funds are managed by U.S. Bancorp Asset Management, Inc. (USBAM, Adviser or Investment Adviser) and one or more asset managers who are unaffiliated with the Investment Adviser (each a Sub-Adviser and together, the Sub-Advisers). Subject to the oversight of the Board of Trustees of the Trust (Board), the Investment Adviser is responsible for, among other overall management services, selecting the Funds’ investment strategies and for allocating and reallocating assets among the Sub-Advisers consistent with each Fund’s investment objective and strategies. The Investment Adviser is also responsible for recommending to the Board whether an agreement with a Sub-Adviser should be approved, renewed, modified or terminated and for monitoring and evaluating the Sub-Advisers. The Investment Adviser is also responsible for implementing procedures to ensure that each Sub-Adviser complies with the Fund’s investment objective, strategies and restrictions. USBAM uses a variety of quantitative and qualitative tools to carry out its investment management services.
The Investment Adviser and the Trust were granted an exemptive order from the U.S. Securities and Exchange Commission (SEC) that allows the Funds to operate in a “manager of managers” structure whereby the Investment Adviser, as each Fund’s investment adviser, can appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Funds will, however, inform shareholders of the hiring of any new sub-adviser within ninety (90) days after the hiring. The SEC exemptive order provides the Funds with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.
The use of the Manager of Managers Structure with respect to the Funds is subject to certain conditions set forth in the SEC exemptive order. Under the Manager of Managers Structure, the Investment Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. The Investment Adviser will also, subject to the oversight and, as required, approval of the Board: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment objective, policies and restrictions. Subject to the oversight of the Board, the Investment Adviser will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.
INVESTMENT OBJECTIVES AND STRATEGIES
The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each Fund may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by USBAM or any of the Sub-Advisers, to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies.
To the extent required by SEC regulations, shareholders of each Fund will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before any change in a Fund’s policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase.
First American Multi-Manager Domestic Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
First American Multi-Manager International Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
First American Multi-Manager Fixed-Income Fund seeks to maximize total return (capital appreciation and income) consistent with reasonable risk.
ADDITIONAL INVESTMENTS AND RISKS
To the extent consistent with its investment objective and restrictions, each Fund may invest in the following instruments and use the following techniques. Unless otherwise indicated, a Fund may invest in all of the following types of investments. Not all of the Funds invest in all of the types of securities or use all of the investment techniques described below, and a Fund might not invest in all of these types of securities or use all of these techniques at any one time. The Investment Adviser and/or the Sub-Advisers may invest in other types of securities and may use other investment techniques in managing the Funds, including those described below for Funds not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund's investment objective, policies and restrictions described in the Fund's Prospectus and/or this SAI, as well as the federal securities laws.
Any percentage limitations relating to the composition of a Fund’s portfolio identified in the Fund’s prospectus or this SAI apply at the time the Fund acquires an investment. Subsequent changes that result from market fluctuations generally will not require a Fund to sell any portfolio security. However, a Fund may be required to sell its illiquid investments holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings.
The Funds’ investment objectives, policies, strategies and practices described below are nonfundamental and may be changed without approval of the holders of the Fund’s voting securities unless otherwise indicated.
AMERICAN DEPOSITARY RECEIPTS (ADRS), GLOBAL DEPOSITARY RECEIPTS (GDRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS). The Funds may invest in ADRs, GDRs and EDRs under certain circumstances as an alternative to directly investing in foreign securities. ADRs are receipts issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADRs are denominated in U.S. dollars and trade on U.S. securities exchanges, but are treated as “foreign securities” for purposes of the limitations on a Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.
In addition to ADRs, the Funds may invest in sponsored or unsponsored GDRs and EDRs to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the depositary receipt’s holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.
ADRs, GDRs and EDRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs, GDRs, and EDRs rather than directly in a foreign issuer’s stock, a Fund can minimize currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the U.S. for many ADRs and GDRs. The information available for ADRs and GDRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

ARTIFICIAL INTELLIGENCE RISK. The rapid development and increasingly widespread use of certain artificial intelligence technologies, including machine learning models and generative artificial intelligence (collectively “AI Technologies”), may adversely impact markets, the overall performance of a Fund’s investments, or the services provided to a Fund by its service providers. For example, issuers in which a Fund invests and/or service providers to the Funds (including, without limitation, a Fund’s investment adviser, sub-adviser, fund accountant, custodian, or transfer agent) may use and/or expand the use of AI Technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations. AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI Technologies could be insufficient, incomplete, inaccurate or biased leading to adverse effects for a Fund, including, potentially, operational errors and investment losses. Additionally, the use of AI Technologies could impact the market as a whole, including by way of use by malicious actors for market manipulation, fraud and cyberattacks, and may face regulatory scrutiny in the future, which could limit the development of this technology and impede the growth of companies that develop and use AI.
To the extent a Fund invests in companies that are involved in various aspects of AI Technologies, it is particularly sensitive to the risks of those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Such companies may have limited product lines, markets, financial resources, or personnel. Securities of such companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Companies that are extensively involved in AI Technologies also may rely heavily on a combination of patents, copyrights, trademarks, and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Such companies may engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.
Actual usage of AI Technologies by a Fund’s service providers and issuers in which a Fund invests will vary. AI Technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to a Fund.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. The Funds may purchase asset-backed securities, which are securities backed by stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases). Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. The investment characteristics of asset-backed and mortgage-backed securities differ from those of traditional fixed-income securities. Asset- backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.
If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.
Mortgage-backed securities acquired by the Funds may include collateralized mortgage obligations (CMOs). CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (REMICs). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. Monthly principal payments and any prepayments from the collateral pool are generally paid first to the holders of the most senior class. Thereafter, payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Any or all classes of obligations of a CMO may be paid off sooner than expected because of an increase in the payoff speed of the pool. Changes in prepayment rates may have significant effects on the values and the volatility of the various classes and series of a CMO. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. In some cases CMOs may be highly leveraged and very speculative. The Funds will not purchase “residual” CMO interests, which normally exhibit greater price volatility.
Each class of obligations receives periodic interest payments according to its terms. However, there are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage- related securities guaranteed by the Government National Mortgage Association (Ginnie Mae) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.
Mortgage-backed securities issued by the Federal National Mortgage Association (FNMA or Fannie Mae) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) include Freddie Mac Mortgage Participation Certificates. [See also U.S. GOVERNMENT OBLIGATIONS]
Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.
On June 3, 2019, under the FHFA's “Single Security Initiative,” Fannie Mae and Freddie Mac started issuing uniform mortgage-backed securities (UMBS) in place of their separate offerings of “to be announced” (TBA)-eligible mortgage-backed securities. The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain and the issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund’s liquidity and value.
There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (Treasury) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.
The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Fund.
As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Fund may suffer greater levels of default than was historically experienced.
Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.
Privately Issued Mortgage-Related Securities. The Fixed-Income Fund may invest in privately issued mortgage-related securities. Mortgage- related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-related bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by FHLMC, FNMA or GNMA or by pools of mortgages. This category includes commercial mortgage-backed securities (CMBS) that are securities backed by commercial real estate properties. Mortgage-related securities created by nongovernmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. The market for private pools is smaller and less liquid than the market for the government and government-related mortgage pools.
Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. The Fund’s investment in such pools may be constrained by federal statute, which restricts investments in the shares of other investment companies.
In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.
Collateralized Debt Obligations (CDOs). Asset-backed securities acquired by the Funds may also include CDOs. A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs include collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) and other similarly structured securities.
A CBO is a trust or other special purpose entity (SPE) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior- subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Funds against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.
For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933, as amended (1933 Act) for re-sales of certain securities to qualified institutional buyers, and such CDOs may be characterized by the Fund as liquid investments. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.
PUBLIC BANK LOANS. The Fixed-Income Fund may invest in public bank loans. Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public loans are made by banks or other financial institutions, and may be rated investment grade or below investment grade. Public bank loans, however, are not registered under the 1933 Act and are not publicly traded, and purchasers, such as the Fund, may not be entitled to rely on protections of federal securities laws, including anti-fraud provisions. Bank loans usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company’s capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans.
Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Fund becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid investments are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on illiquid investments. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s net asset value (NAV). The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.
BORROWINGS. The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments in an effort to increase the Funds’ investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.
When the Funds invest borrowing proceeds in other securities, the Funds will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Funds more volatile and increases the Funds’ overall investment exposure. In addition, if the Funds’ return on its investment of the borrowing proceeds does not equal or exceed the interest that the Funds are obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Funds’ return.
The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect a Fund’s strategy and result in lower returns. Interest on any borrowings will be a Fund expense and will reduce the value of the Fund’s shares. The Funds may borrow on a secured or on an unsecured basis. If a Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the Fund’s strategy and result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.
BONDS. The Funds may invest a portion of their assets in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date; provided, however, a zero coupon bond pays no interest to its holder during its life. The value of a zero coupon bond to a Fund consists of the difference between such bond’s face value at the time of maturity and the price for which it was acquired, which may be an amount significantly less than its face value (sometimes referred to as a “deep discount” price).
An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the “real” value of the assets of a Fund holding fixed rate bonds can decline, as can the value of the Fund’s distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).
The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.
BRADY BONDS. The Funds may invest in certain debt obligations, customarily referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with a debt restructuring. Brady Bonds have been issued since 1989 and are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds and thus are subject to the risk of default by the issuer. Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.
U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in-full as to principal due at maturity by U.S. Treasury zero coupon obligations, which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.
Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (Restructured Investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which the Funds may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.
Based upon current market conditions, the Funds would not intend to purchase Brady Bonds that, at the time of investment, are in default as to payment. However, in light of the residual risk of Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Funds invests are likely to be acquired at a discount, which involves certain additional considerations.
Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.
These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Funds’ holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
The Funds are permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although the Funds’ purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Funds’ assets that may be used for borrowing.
Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, the International Equity and Fixed-Income Funds’ investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.
COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with their respective investment objectives and strategies, each Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.
Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.
Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (ECDs), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (ETDs), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (CTDs), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (Yankee CDs), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (Yankee BAs), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.
Commercial paper purchased by certain Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.
Because the Funds may hold investments in non-U.S. bank obligations, an investment in the Funds involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the Funds, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or fixed time deposits that might affect adversely such payment on such obligations held by the Funds. Additionally, there may be less public information available about non-U.S. entities. Non-U.S. issuers may be subject to less governmental regulation and supervision than U.S. issuers. Non-U.S. issuers also generally are not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. [See “FOREIGN INVESTMENTS” below.]
CONVERTIBLE SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.
In selecting convertible securities, the Investment Adviser and Sub-Advisers may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.
The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock).

The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.
In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund that invests in convertible securities generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.
Contingent convertible securities (CoCos) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
•Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
•Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
•Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
•In certain circumstances, CoCos may be automatically written down to zero, thereby cancelling the securities, and investors (including a Fund) could lose the entire value of their investment even as the issuer remains in business. If such an event occurs, an investor may not have any rights to repayment of the principal amount of the securities that has not become due. Additionally, an investor may not be able to collect interest payments or dividends on such securities.
CORPORATE DEBT SECURITIES. The Funds may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments). The Funds may also invest in hybrid corporate debt, including Tier I and Tier II bank capital securities and bank trust preferred securities.
Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.
CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may acquire U.S. government obligations and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, such as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners.
Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.
CUSTODIAL RISK. There are risks involved in dealing with the custodians or brokers who hold a Fund’s investments or settle a Fund’s trades. It is possible that, in the event of the insolvency or bankruptcy of a custodian or broker, a Fund would be delayed or prevented from recovering its assets from the custodian or broker, or its estate, and may have only a general unsecured claim against the custodian or broker for those assets. In recent insolvencies of brokers or other financial institutions, the ability of certain customers to recover their assets from the insolvent’s estate has been delayed, limited, or prevented, often unpredictably, and there is no assurance that any assets held by a Fund with a custodian or broker will be readily recoverable by the Fund. In addition, there may be limited recourse against non-U.S. sub-custodians in those situations in which a Fund invests in markets where custodial and/or settlement systems and regulations are not fully developed, including emerging markets, and the assets of the Fund have been entrusted to such sub-custodians.
CYBERSECURITY RISK. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Funds to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.
Cybersecurity incidents affecting the Investment Adviser, a Sub-Adviser, other service providers (including, but not limited to, the distributor, administrator, custodian, sub-custodians, transfer agent and financial intermediaries) or the Funds’ shareholders have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Funds and their shareholders, interference with the Funds’ ability to calculate their NAVs, impediments to trading, the inability of Fund shareholders to transact business and the Funds to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs.
Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Investment Adviser has established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats.
Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Funds or their shareholders. The Funds and their shareholders could be negatively impacted as a result.
DERIVATIVES. Each Fund may invest in derivatives for hedging and non-hedging purposes. A Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as a part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. When a Fund invests in a derivative for non-hedging purposes, the Fund may be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative may not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There may also be a risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, swap, a futures contract or a related option. The value of derivatives is determined from an underlying contract, index security, currency, commodity, interest rate or other asset, or any combination thereof, including futures, options (e.g., put and calls), options on futures, and swaps.
The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment objective. The Investment Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Funds’ ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund’s investments and cost of doing business.
Commodity Exchange Act Exclusions:
With respect to the Funds, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the CEA and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC with respect to the Funds. The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on their investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards, as further described below. Because the Adviser and the Funds intend to comply with the terms of the CPO exclusion, the Funds may, in the future, need to adjust their investment strategies, consistent with their investment objectives, to limit their investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies, their prospectuses or this SAI.

Generally, the exclusion from CPO regulation on which the Adviser relies requires the Funds to meet one of the following tests for their commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of each Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with the CFTC rules that allow for substituted compliance with CFTC disclosure and shareholder reporting requirements based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, a Fund may incur additional compliance and other expenses.
Types of Derivatives:
Swaps. The Funds may engage in certain strategies involving swaps to attempt to manage the risk of their investments or, in certain circumstances, for investment purposes (e.g., as a substitute for investing in securities).
Generally, swap agreements are contracts between a Fund and another party (the counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in returns) and/or cash flows earned or realized on a particular asset such as an equity or debt security, commodity, currency, interest rate or index, calculated with respect to a "notional amount." The notional amount is the set amount selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular foreign currency, or a "basket" of securities representing a particular index. Swap agreements can also be based on credit and other events. In some cases, such as cross currency swaps, the swap agreement may require delivery (exchange) of the entire notional value of one designated currency for another designated currency.
Comprehensive swaps regulation. The Dodd-Frank Act and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements in swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Commonly used swap agreements include:
Credit Default Swaps and Total Return Swaps. The Funds may enter into a credit default swap or a total return swap for hedging purposes or to seek to increase total return of the Fund; however, it is expected that the Funds will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Credit default swaps and total return swaps are typically governed by the standard terms and conditions of an ISDA Master Agreement.
A credit default swap involves a protection buyer and a protection seller. The Funds may be either a protection buyer or seller. The protection buyer in a credit default swap makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring. A total return swap involves a total return receiver and a total return payor. The Funds may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., the London Interbank Offered Rate (LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.
In both credit default swaps and total return swaps, the same general risks inherent to derivative transactions are present; however, the use of credit default swaps and total return swaps can involve greater risks than if the Funds had invested in the reference obligation directly since, in addition to general market risks, credit default swaps and total return swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds will enter into credit default swap or a total return swap only with counterparties that the Investment Adviser or Sub-Advisers determine meet certain standards of creditworthiness. In a credit default swap, a buyer generally also will lose its premium and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Funds’ obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). Additionally, the Fund that is a party to a credit default swap or total return swap is subject to the risk of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap agreement requires an understanding not only of the referenced obligation, reference rate, or index, but also of the swap agreement itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.
The Funds’ exposure under a credit default swap may be considered leverage and as such be subject to the restrictions on leveraged derivatives.
Currency Swaps. To the extent consistent with their respective investment objectives and strategies, the Funds may enter into currency swap transactions for hedging purposes. The Funds may also enter into currency swap transactions to gain exposure to certain countries or currencies. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies. [See also INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS AND INTEREST RATE FLOORS, CAPS AND COLLARS]
Currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
The Funds will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by Standard & Poor’s® Ratings Services (Standard & Poor’s or S&P) or Fitch Ratings (Fitch), or A or Prime-1 or better by Moody’s Investor Services, Inc. (Moody’s) or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (NRSRO) or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser or Sub-Advisers. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or Sub-Advisers are incorrect in their forecasts of currency exchange rates the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.
Equity Swaps (Domestic Equity Fund and International Equity Fund). The Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes, in anticipation of the purchase of securities or for liquidity management purposes. The Funds may also enter into equity swap contracts for hedging purposes and to gain exposure to certain countries or currencies. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Funds may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Funds on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Funds on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.
The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P, or Fitch; or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as an NRSRO. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.
The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or a Sub-Adviser is incorrect in its forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.
Options. To the extent consistent with its investment objective and strategies, each Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (yield curve options) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.
Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.
All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.
With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.
A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.
When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. A Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (exercise price) on a certain date in the future (expiration date) or, (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, a Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option. Each Fund can also repurchase a call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by a Fund. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or the Fund will use the other methods described below. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.
A put option written by a Fund obligates it to purchase specified securities from the option holder at a specified price if the option is exercised on or before the expiration date. All put options written by a Fund would be covered, which means that a Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for a Fund. However, in return for the option premium, a Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided a Fund segregates liquid assets in the amount of the difference. A put option is covered if a Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided a Fund segregates liquid assets in the amount of the difference. Each Fund may also cover call options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option. Segregated cash or liquid assets may be quoted or denominated in any currency.
Each Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Each Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
Each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. Each Fund may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.
The writing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser or Sub-Advisers are incorrect in their expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes or to gain exposure to certain countries or currencies also depends in part on the ability of the Investment Adviser and Sub-Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser or Sub-Advisers are incorrect in their expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. In addition, a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (protective puts), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that it does not own. Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.
Each Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
Writing and Purchasing Currency Call and Put Options. Each Fund may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Each Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, it could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. In addition, each Fund may purchase call options on currency to seek to increase total return.
A currency call option written by a Fund obligates it to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A currency put option written by the Fund obligates it to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that the fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Options on Securities and Securities Indices—Writing Covered Options”.
Each Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” Each Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.
Each Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. Each Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.
Each Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (protective puts). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.
In addition to using options for the hedging purposes described above, each Fund may use options on currency to gain exposure to certain countries or currencies. Each Fund may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Fund accepts in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.
Each Fund may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Each Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise a Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of currencies which they do not own. Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the put option.
Special Risks Associated with Options on Currency. An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.
There is no assurance that higher than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
The Funds may purchase and write over-the-counter options to the extent consistent with its limitation on illiquid investments. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the Fund.
The amount of the premiums that a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
Yield Curve Options. The Funds may enter into options on the yield “spread” or differential between two securities. These transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments.
Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
The Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Funds may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser or Sub-Advisers, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
Yield curve options written by the Funds will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.
Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.
The Funds may purchase and sell both options that are traded on U.S. and foreign exchanges and options that are traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.
Transactions by the Funds in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options that the Funds may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser or Sub-Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser or Sub-Advisers are incorrect in their expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser and Sub-Advisers to manage further price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser or Sub-Advisers are incorrect in their expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
Warrants. The Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The Funds will generally only purchase these securities if they are acquired along with investments in debt or convertible securities. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
Futures Contracts and Related Options. The Funds may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, in anticipation of the purchase of securities, for liquidity management purposes, or to gain exposure to certain countries and currencies. A futures contract is a standard binding agreement to buy or sell a specified amount of a specified security, currency or commodity (or delivery of a cash settlement price, in the case of certain futures such as an index future, Eurodollar Future or volatility future) for a specified price at a designated date, time and place (collectively, futures contracts). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument or asset called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument or asset called for by the contract at a specified price on a specified date.
When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A

Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.
Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
Forward Foreign Currency Contracts. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Funds are authorized to enter into forward foreign currency contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward foreign currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.
When entering into a contract for the purchase or sale of a security, the Funds may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.
When the Investment Adviser or Sub-Advisers anticipate that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the securities held by the Funds create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The Funds also may incur costs in connection with forward foreign currency contracts and conversions of foreign currencies and U.S. dollars.
In addition, to the extent consistent with its investment objective and strategies, the Funds may purchase or sell forward foreign currency contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies. The Funds may also purchase or sell forward foreign currency contracts to gain exposure to certain countries or currencies.
Liquid assets equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.
Interest Rate Swaps, Currency Swaps, Total Rate of Return Swaps, Credit Swaps and Interest Rate Floors, Caps and Collars. To the extent consistent with its investment objective and strategies, the Funds may enter into interest rate, currency swaps, total rate of return and credit swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes and to seek total return purposes. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.
Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Fund’s limitations on illiquid investments.
When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.
When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.
In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
The use of interest rate, total rate of return and credit swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser and Sub-Advisers are incorrect in their forecasts of market values and interest rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risk, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven (7) days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser and Sub-Advisers, under the supervision of the Board, are responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps, caps, floors and collars.
EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS). The Funds may purchase ECDs, ETDs, and YCDs. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar denominated deposits in foreign banks or foreign branches of U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.
Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.
EXCHANGE-TRADED NOTES. The Funds may invest in exchange-traded notes (ETNs). ETNs are senior, unsecured, unsubordinated debt securities that trade on exchanges and promise a return linked to a market index or other benchmark. ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution. They differ from traditional bonds in certain ways. For example, unlike traditional bonds, ETNs typically do not pay any interest payments to investors or provide principal protection. Instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases even 40 years from issuance), minus any specified fees. The performance of an ETN over long periods can differ significantly from the performance of the underlying index or benchmark. Some ETNs are callable at the issuer’s discretion. In addition, unlike traditional bonds, ETNs trade on exchanges throughout the day at prices determined by the market, similar to stocks or exchange-traded funds. But unlike exchange-traded funds (ETFs), ETNs do not buy or hold assets to replicate or approximate the performance of the underlying index. The secondary market price of an ETN may differ significantly from its indicative value as calculated by the issuer. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.

The issuer of an ETN may engage in trading activity that is at odds with the interests of investors who hold the ETNs.
ETNs carry various risks, including credit risk, market risk and liquidity risk. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. The absence of an active secondary market for ETNs could make it difficult to dispose of the ETNs. Although ETNs are traded on an exchange, an active trading market may not develop. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN. A Fund could suffer a loss if the issuer defaults on an ETN.
The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and the Internal Revenue Service (IRS) and may also be affected by future legislation.
EXCHANGE-TRADED FUNDS. Subject to the limitations on investments in investment company securities and their own investment objectives, the Funds may invest in securities of ETFs. Generally, ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the performance of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. Furthermore, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. The Funds may invest in ETFs that are currently operational and that may be developed in the future. ETFs usually trade on stock exchanges and generally bear certain operational expenses. To the extent a Fund invests in securities of ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.
Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indexes typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs.
Unless permitted by the 1940 Act or an order or rule issued by the SEC, a Fund’s investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to the percentage limitations of the Act regarding investments in other investment companies. See “INVESTMENT COMPANY” below for a description rule 12d1-4 promulgated by the SEC that allows a fund or ETF to acquire the securities of another fund in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC subject to certain limitations and conditions.
FIXED INCOME SECURITIES. The Funds may invest in debt securities. The Funds may invest in debt securities with broad credit ratings that may or may not be investment grade. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as “junk bonds.” Investment grade bonds are rated at least Baa3 by Moody’s or BBB- by S&P or Fitch, the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Adviser and Sub-Advisers. Fixed-income securities rated below Baa3 by Moody’s or BBB- by S&P or Fitch are considered lower quality and are regarded as having significant speculative characteristics. If the security is rated by all the above NRSROs, the middle rating shall apply. If only two ratings exist, the lower rating shall be used. The Adviser may rely to some extent on credit ratings by NRSROs in evaluating the credit risk of securities selected for the Funds' portfolios. Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Rating organizations might not change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. The Funds' Adviser internally assigns ratings to unrated securities, after assessing their credit quality and other factors, in investment-grade or below-investment-grade categories similar to those of NRSROs. There can be no assurance, nor is it intended, that the Funds' Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a NRSRO. Please see “Description of Securities Ratings” in Appendix A. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations.
High Yield Risk. The Fixed-Income Fund will invest in high risk, high yield bonds. The Investment Adviser and Sub-Advisers consider non- investment grade debt securities (commonly referred to as “junk bonds”) to be those rated below BBB by S&P or Fitch, or Baa by Moody’s. Analysis of the creditworthiness of issuers of non-investment grade securities may be more complex than for issuers of other investment grade securities, and the ability of the Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities. The Investment Adviser and Sub-Advisers may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. Please see “Description of Securities Ratings” in Appendix A.
Non-investment grade securities involve greater risks, including credit and liquidity risk, than securities in higher rating categories. The capacity of junk bonds to pay interest and repay principal is considered speculative. While junk bonds may provide an opportunity for greater income and gains, they are subject to greater risks than higher-rated debt securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities. Issuers of non-investment grade debt generally have higher financial leverage and are smaller, as measured by total revenues and total market value, than issuers of investment grade debt. This higher leverage and smaller issuer size makes non-investment grade securities more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of non-investment grade securities may be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of non-investment grade securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund’s NAV per share.
If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek financial recovery. A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as the Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.
In addition, the markets in which non-investment grade securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Fund’s shares.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non- investment grade securities, especially in a thinly traded market. In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, the Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.
FOREIGN INVESTMENTS—GENERAL. To the extent consistent with its respective investment objective and strategies, the Funds may invest in foreign securities, including bonds and other fixed-income securities of foreign issuers.
The International Equity Fund intends to invest a substantial portion of its assets in foreign issuers. The Funds consider various factors when determining whether a company is in a particular country or region/continent, including whether:
(i)The issuer is organized under the laws of the country or a country within the geographic region;
(ii)The issuer maintains its principal place of business in that country or region;
(ii)The securities are traded principally in the country or region; or
(iii)The issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region, or has at least 50% of its assets in that country or region.
Foreign fixed-income securities may include Eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer.
Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. The holdings of the Funds, to the extent that they invest in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.
There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the United States. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.
Many European Union (EU) member states have experienced, and may continue to experience, severe economic and financial difficulties, including recessions, large public debt, government debt restructuring and credit rating downgrades, causing some member states to depend on assistance from the European Central Bank and other governments or institutions. Economic recovery has been challenged by high unemployment, budget deficits, and weaknesses in sovereign debt issued by certain EU member states, causing dependence on governmental and institutional assistance. The uncertain effects of these difficulties could affect the value and liquidity of certain of the Fund’s investments.
To address budget deficits and public debt concerns, some European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. Continued assistance for EU member states could depend on a country’s implementation of reforms or attainment of a level of economic performance. Failure by one or more EU member states to reach those objectives, or a resulting loss of assistance, could result in a deeper or prolonged economic downturn, which could have a significant adverse effect on the value and liquidity of investments in European countries. In addition, by adopting the euro, an EU member state relinquishes control of its own monetary policy and is subject to the fiscal and monetary controls of the European Monetary Union, and a member state may be limited from implementing its own economic policies. Adjusting to a unified monetary system has resulted in the loss of exchange rate flexibility and, to some degree, the loss of economic sovereignty. A member state also could voluntarily abandon or be forced out of the euro. The effects of such events are difficult to predict but would likely have a negative impact on the rest of the Eurozone and global markets, including adversely impacted market values of Eurozone and other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets.
Furthermore, the United Kingdom’s (UK) departure from the EU, known as “Brexit,” has affected the value and exchange rate of the euro and may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the UK. Brexit may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation of UK banks. Any market disruption in the EU and globally as a result of Brexit may have a negative effect on the value of the Fund’s investments. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.
Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund’s total assets, adjusted to reflect a Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. The Funds’ income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxation of the Funds” later in this SAI.
A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency contracts with other instruments, the respective net currency positions of the International and Fixed-Income Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International and Fixed-Income Funds will not exceed their respective total asset values, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.
Investors should understand that the expense ratios of the International Equity and Fixed-Income Funds can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.
The International Equity Fund’s and Fixed-Income Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (foreign sub-custodians). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Funds. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Funds may be required to make payment for securities before the Funds have actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Funds will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Funds to deliver payment at a future date, but there is a risk that the security will not be delivered to the Funds or that payment will not be received, although the Funds and their foreign sub-custodians take reasonable precautions to mitigate this risk.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub- custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the International Equity Fund and Fixed-Income Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.
FOREIGN INVESTMENTS—EMERGING AND FRONTIER MARKETS. The Funds may invest their assets in countries with emerging economies or securities markets. Emerging and frontier market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.
In general, the securities markets of emerging and frontier countries are less liquid, subject to greater price volatility and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the United States. In particular, the assets and profits appearing on the financial statements of emerging and frontier country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging and frontier country issuers than is available about issuers in the United States.
Emerging and frontier country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging and frontier countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging and frontier countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging and frontier country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Certain emerging and frontier market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging and frontier market countries. Similarly, the rights of investors in emerging and frontier market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging and frontier countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in Russia.
The United States and the EU, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada (collectively, “Sanctioning Bodies”), have imposed economic sanctions, which consist of asset freezes and sectorial sanctions on certain Russian individuals and Russian corporate entities. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Sanctions could also impair the ability of the International Equity and Fixed-Income Funds to buy, sell, receive or deliver securities affected by the sanctions. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities and could negatively affect the Funds.
Transaction costs, including brokerage commissions or dealer mark-ups, in emerging and frontier countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging and frontier countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
Certain emerging and frontier countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging and frontier countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging and frontier countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the International Equity Fund and Fixed-Income Fund. Custodial and/or settlement systems in emerging and frontier countries may not be fully developed. To the extent the Funds invest in emerging countries, Fund assets that are traded in such markets and which have been entrusted to sub-custodians in these markets may be exposed to risks for which the sub-custodian will have no liability.
Emerging and frontier countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the International Equity Fund and Fixed-Income Fund may invest and adversely affect the value of the Funds’ assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
The economies of emerging and frontier countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging and frontier countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

Other emerging and frontier countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging and frontier countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging and frontier countries are vulnerable to weakness in world prices for their commodity exports.
Risks related to currencies and corporate actions are also greater in emerging and frontier countries than in developed countries. For example, some emerging and frontier countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging and frontier countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging and frontier countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for the International Equity Fund and Fixed-Income Fund to engage in foreign currency transactions designed to protect the value of the Funds’ investments denominated in such currencies. Some emerging and frontier countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging and frontier countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.
Many emerging and frontier countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.
Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.
Chinese companies. Investments in companies located or operating in China, including Hong Kong, Macau and Taiwan, involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of China; and China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within China may impact the other countries in the region. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers (or the threat thereof), including as a result of trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund. Further, health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, any difficulties of the Public Company Accounting Oversight Board (PCAOB) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.
Many Chinese companies have created a special structure, which is based in China, known as a variable interest entity (VIE) as a means to circumvent limits on direct foreign ownership of equity in Chinese operating companies in certain sectors, such as internet, media, education and telecommunications, imposed by the Chinese government. Typically in such an arrangement, a China-based operating company establishes an offshore “holding” company in another jurisdiction that likely does not have the same disclosure, reporting, and governance requirements as the United States. The holding company issues shares, i.e., is “listed”, on a foreign exchange such as the New York Stock Exchange or the Hong Kong Stock Exchange. The listed holding company enters into service and other contracts with the China-based operating company, typically through the China-based VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE’s founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited sector in China. The operations and financial position of the VIE are included in consolidated financial statements of the listed holding company. Foreign investors, including mutual funds and ETFs (such as the Fund), hold stock in the listed holding company rather than directly in the China-based operating company.
The VIE structure allows foreign shareholders to exert a degree of control and obtain economic benefits arising from the operating company but without formal legal ownership because the listed holding company’s control over the operating company is predicated entirely on contracts with the VIE. The listed holding company is distinct from the underlying operating company, and an investment in the listed holding company represents exposure to a company that maintains service contracts with the operating company, not equity ownership.
Investments in companies that use VIEs may pose additional risks because the investment is made through the listed holding company’s service and other contractual arrangements with the underlying Chinese operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. The contractual arrangements between the VIE and the operating company may not be as effective in providing operational control as direct equity ownership. The Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law. While VIEs are a longstanding industry practice, well known to Chinese officials and regulators, VIEs historically have not been formally recognized under Chinese law. Effective March 31, 2023, the China Securities Regulatory Commission (CSRC) released new rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement either. There is a risk that the Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value. The future of the VIE structure generally and with respect to certain industries remains uncertain.
The Chinese government previously placed restrictions on China-based companies raising capital offshore in certain sectors, including through VIEs, and investors face uncertainty about future actions by the Chinese government that could significantly affect the operating company’s financial performance and the enforceability of the contractual arrangements underlying the VIE structure. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure, generally, or with respect to certain industries, or whether any new laws, rules or regulations relating to VIE structures will be adopted and what impact such laws may have on foreign investors. There is a risk that China might prohibit the existence of VIEs or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of any associated portfolio holdings would likely suffer substantial, detrimental, and possibly permanent loss.
Chinese companies, including those listed on U.S. exchanges, are generally not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about VIEs may be less reliable or complete. Foreign companies with securities listed on U.S. exchanges, including those that utilize VIEs, may be delisted if they do not meet the requirements of the listing exchange, the Public Company Accounting Oversight Board (PCAOB), CSRC, and the U.S. government, which could significantly decrease the liquidity and value of such securities. Actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the liquidity and value of such securities.
FOREIGN INVESTMENTS—LIQUIDITY AND TRADING VOLUME RISKS. The Funds’ investments in foreign securities may be subject to the liquidity and trading volume risks associated with international investing. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for a Fund to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. A Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets.

The Investment Adviser and Sub-Advisers will fair value in good faith any securities it deems to be illiquid under consistently applied procedures established by the Trust’s Board. Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes may pose challenges to a Fund. This is particularly so for funds that focus on small- and mid-cap companies, which usually have lower trading volumes and take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell the securities of such companies, which can exacerbate a Fund’s exposure to volatile markets. A Fund may also be limited in its ability to execute favorable trades in foreign portfolio securities in response to changes in company prices and fundamentals. If a Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As a Fund grows in size, these considerations take on increasing significance and may adversely impact performance.
FOREIGN INVESTMENTS—SOVEREIGN DEBT. To the extent consistent with their investment objectives and strategies, the Funds may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.
The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.
As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.
High Yield Foreign Debt Securities. The Funds may purchase high yield foreign sovereign debt securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

FOREIGN INVESTMENTS— RISKS RELATED TO ARMED CONFLICT. As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, has the potential to adversely impact Fund investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts, resulting sanctions, related events and other implications cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, the North Atlantic Treaty Organization (NATO), and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas.
Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, among others, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions freeze certain Russian assets and prohibit trading by individuals and entities in certain Russian securities, engaging in certain private transactions, and doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions include a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations have since withdrawn from Russia or suspended or curtailed their Russia-based operations.
The imposition of these current sanctions (and the potential for further sanctions in response to Russia’s continued military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including, but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions also may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund’s investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions.
In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia also prevented the export of certain goods and payments to foreign shareholders of Russian securities. Russia may take additional countermeasures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, the seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of Funds that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is unpredictable and has the potential to result in broader military actions. The duration of the ongoing conflict and corresponding sanctions and related events cannot be predicted and may result in a negative impact on Fund performance and the value of Fund investments, particularly as it relates to Russian exposure.
FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. To the extent consistent with its respective objective and strategies, the Funds may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. Forward commitments also include TBA synthetic securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade.
When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.
A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.
Securities purchased on a when-issued or delayed delivery basis and held by a Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates – i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” or “delayed delivery” basis, there will be a greater possibility of fluctuation in the Fund’s NAV. When a Fund engages in a when-issued or delayed delivery transaction, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price. When payment for when-issued or delayed delivery securities is due, a Fund will meet its obligations from then- available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations may result in more significant distributions of short-term capital gains to investors, which are taxed to individuals as ordinary income.
When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments until three (3) days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.
ILLIQUID OR RESTRICTED INVESTMENTS. The Funds may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Funds may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Commercial paper issued pursuant to Section 4(a)(2) of the 1944 Act and Rule 144A securities will not be considered illiquid so long as the Fund reasonably expects such investment can be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, using information obtained after reasonable inquiry and taking into account relevant market, trading, and investment-specific considerations. There can be no assurance that a liquid trading market will exist at any time for any particular Rule 144A security.
INFLATION-INDEXED SECURITIES. The Funds may invest in inflation-indexed securities, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common: the U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the security; most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semiannual coupon.
Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the CPI for All Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non- tax-advantaged accounts will pay taxes on this amount currently.
Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Fixed-Income Fund, however, distributes income on a monthly basis; and the Domestic Equity Fund and International Equity Fund each distribute income on an annual basis. Fund investors will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Fund.
INITIAL PUBLIC OFFERINGS (IPOS). The Funds may at times have the opportunity to invest in securities offered in initial public offerings (IPOs). IPOs may not be available to the Funds at all times, and the Funds may not always invest in IPOs offered to them. Investments in IPOs may have a substantial beneficial effect on the Funds’ investment performance. The Funds’ investment returns earned during a period of substantial investment in IPOs may not be sustained during other periods when the Funds make more-limited, or no, investments in IPOs. The Funds may lose money on an investment in securities offered in an IPO. There can be no assurance that the Funds will have the opportunity to invest in IPOs that are made available to other clients of the Investment Adviser or a Sub-Adviser.
The Funds may participate in IPO holding. IPO holding is the practice of participating in an IPO with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when a Fund requests to participate in an IPO, there is no guarantee that the Funds will receive an allotment of shares in an IPO sufficient to satisfy the Funds’ desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.
The Funds may participate in IPO trading. IPO trading is the practice of participating in an IPO with the intent of immediately selling the security in the secondary market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase a Fund’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.
INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other affiliated and unaffiliated investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company, not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (ii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limits will not apply to the investment of securities lending collateral by the Funds in certain investment portfolios advised by USBAM. In addition, these limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.
When a Fund purchases shares of another investment company, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.
Investments by the Funds in other investment companies, including ETFs, are subject to the limitations of the 1940 Act, including rule 12d1-4 under the 1940 Act (Rule 12d1-4) which became effective January 19, 2021. Rule 12d1-4 allows a fund or ETF to acquire the securities of another fund in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC subject to certain limitations and conditions. Prior to a fund acquiring securities of another fund that exceed the limits of Section 12(d)(1) of the 1940 Act, the acquiring fund must enter into a Fund of Funds Agreement with the acquired fund. Rule 12d1-4 outlines the requirements of the Fund of Funds Agreements and specifies the responsibilities of the Board related to “fund of funds” arrangements. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions in a Fund of Funds Agreement which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies.
Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than thirty (30) days. Therefore, such securities that exceed this amount may be illiquid.
If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.
A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.
LIQUIDITY RISK. Liquidity risk means the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk may be caused by unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing a Fund’s ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Funds would like or difficult to value. The Funds may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on portfolio management or performance. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with potential market and/or credit risk tend to have the greatest exposure to liquidity risk.
LITIGATION RISK. From time to time, a Fund may pursue or be involved as a named party in litigation arising in connection with its role or status as a shareholder, bondholder, lender or holder of portfolio investments, its own activities, or other circumstances. Litigation that affects a Fund’s portfolio investments may result in the reduced value of such investments or higher portfolio turnover if the Fund determines to sell such investments. Litigation could result in significant expenses, reputational damage, increased insurance premiums, adverse judgment liabilities, settlement liabilities, injunctions, diversions of Fund resources, disruptions to Fund operations and/or other similar adverse consequences, any of which may increase the expenses incurred by a Fund or adversely affect the value of the Fund’s shares.
LOAN PARTICIPATIONS. The Funds may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. These investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
MARGIN TRANSACTIONS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.
MARKET RISK.  This is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers, real or perceived general economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, political or social developments, or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect a Fund.  These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide and therefore could adversely affect the value of a Fund’s investments.
Recent examples include pandemic risks related to the novel coronavirus (COVID-19) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff, as well as market disruptions connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East.
Securities markets may experience great short-term volatility and may fall sharply at times. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. The value of a Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Price changes may be temporary or last for extended periods. The value of your investment could decline over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

MASTER LIMITED PARTNERSHIPS (MLPs). The Funds may invest in MLPs to the extent consistent with their respective investment objectives and strategies. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a large portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (LLCs) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level, subject to the application of certain partnership audit rules, and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or their satisfaction of certain financial tests. These units do not trade on a national exchange or over-the- counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon the purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.
MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Shareholders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.
MORTGAGE DOLLAR ROLLS. To the extent consistent with its investment objective and strategies, the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. The Funds give up the right to receive principal and interest paid on the securities sold. However, the Funds would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds. The Funds will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s or a Sub-Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.
For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into mortgage dollar rolls that are accounted for as a financing.
Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom the Funds sell the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that the Funds are required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s or a Sub-Adviser’s ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.
MORTGAGE-RELATED SECURITIES. The Funds may invest in mortgage-related securities. Mortgage-related securities represent an interest in a pool of, or are secured by, mortgage loans. The Funds may invest in mortgage-related securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (GNMA or Ginnie Mae), FNMA and the FHLMC or (ii) other issuers, including private companies.
Many mortgage-related securities provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on many mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.
Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will typically result in early payment of the applicable mortgage-related securities. The occurrence of mortgage prepayments is affected by a variety of factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities.
During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.

Because of the possibility of prepayments (and due to scheduled repayments of principal), mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. Prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.
Stripped mortgage-related securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only (IO) class of stripped mortgage-related securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities (POs) tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
The secondary market for stripped mortgage-related securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.
Non-prime mortgage loans, which include mid-prime and subprime mortgages, typically are made to less creditworthy borrowers and have a higher risk of default than conventional mortgage loans. Therefore, mortgage-related securities backed by non-prime mortgage loans may suffer significantly greater declines in value due to defaults.
MUNICIPAL SECURITIES. Municipal securities are typically debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal securities generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state. Generally, for all municipal securities, the issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (principal) at maturity. Municipal securities generally are classified as general or revenue obligations.
The value of the municipal securities may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of a Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers.
There could be a limited market for certain municipal securities, and a Fund could face illiquidity risks. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations for their publicly-traded securities. The absence or inaccuracy of such information may impact the investment manager’s evaluation of credit and valuation risk.
From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time, proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.
Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund. As a result, an investment in revenue obligations is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of a Fund. Conversely, if revenue accrues more quickly than anticipated, the Fund may receive payment before expected and have difficulty re-investing the proceeds on equally favorable terms.
OPERATIONAL RISK. The Investment Adviser, Sub-Advisers and other Fund service providers may experience disruptions or operating errors that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Funds in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of the Sub-Advisers and other service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser, Sub-Advisers or other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
PARTICIPATION CERTIFICATES. The Funds may purchase participation certificates, also known as participation notes. Participation certificates are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. Participation certificates offer a return linked to a particular underlying equity, debt, index or currency; however, the performance results of participation certificates will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction costs and other expenses. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participation certificates are subject to counterparty risk, which is the risk that the broker- dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Funds. Participation certificates constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Funds rely on the creditworthiness of such counterparty and have no rights under a participation certificate against the issuer of the underlying security. The holder of a participation certificate generally will be entitled to receive from the issuing bank or broker-dealer any dividends paid in connection with the underlying security; however, the holder of the participation certificate does not have voting rights, as the holder would if it owned the underlying security directly.
Participation certificates may be traded OTC or may be listed on an exchange. Participation certificates that are not listed on an exchange may be illiquid and therefore subject to the Fund’s percentage limitation applicable to illiquid investments. Due to liquidity and transfer restrictions, the secondary markets on which unlisted participation certificates are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. Consequently, it may nevertheless be more difficult for the Fund to accurately assign a daily value to such securities.
PREFERRED STOCKS. The Funds may invest in preferred stocks. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation’s earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation’s debt securities.

PRIVATIZATIONS. Privatizations are foreign government programs for selling all or part of the interests in government-owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law or the terms on which the International Equity Fund and Fixed-Income Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.
REAL ESTATE INVESTMENT TRUSTS (REITs). Each Fund may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types.
Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.
Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects such as location, these risks may be heightened.
In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage- related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage (ARM) loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
The REIT investments of a Fund often may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income.
REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (repurchase agreements). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or sub-custodian (if any), or in the Federal Reserve/Treasury Book-Entry System.
The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If the Funds enter into a repurchase agreement involving securities the Funds could not purchase directly, and the counterparty defaults, the Funds may become the holder of securities that they could not purchase. Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. If the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), generally, the seller of the securities will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. If a Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments—General” above).
REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (reverse repurchase agreements). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement.
RISKS RELATED TO SMALL AND MID-CAP COMPANY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in small and mid-cap company securities. The Sub-Advisers may believe that smaller and mid-cap companies may provide greater growth potential than larger, more mature firms. Investing in the securities of such companies involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable the Funds to effect sales at an advantageous time or without a substantial drop in price. Small and mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller and mid-cap companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of the Funds’ portfolios. Generally, the smaller the company size, the greater these risks.
The values of small and mid-cap company stocks will frequently fluctuate independently of the values of larger company stocks. Small and mid-cap company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of the Funds’ shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor’s 500® Index (S&P 500 Index).
The additional costs associated with the acquisition of small and mid-cap company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small and mid-cap company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.
SHORT SALES. The Funds may engage in short sales, which are transactions in which a Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that a Fund does not own declines in value. The Funds will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of their total assets. However, the Funds may make short sales “against the box” without being subject to this limitation. In this type of short sale, a Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short.

SHORT SALES AGAINST-THE-BOX. The Funds engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.
SPECIAL PURPOSE ACQUISITION COMPANIES. A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering (IPO) for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC's IPO. SPACs are often used as a vehicle to transition a company from private to publicly traded. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC's shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities' prices. In addition to purchasing publicly traded SPAC securities, a Fund may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.
An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC security's value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time. In addition, recent regulations promulgated by the SEC impose additional disclosure obligations and other requirements on SPACs and may impact the ability of a SPAC to conduct its operations.
SPECIAL SITUATIONS. The Funds may invest in special situations. Carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) could enhance a Fund’s capital appreciation potential. These investments are generally illiquid and subject to the same risks and limitations associated with illiquid investments, as described above. Due to foreign ownership restrictions, the Funds may invest periodically in illiquid investments which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Such investments may be more difficult to price and trade.
SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors’ funds for investment primarily in income- producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which a Fund may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for the Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.
STANDBY COMMITMENTS. The Funds may enter into standby commitments with respect to municipal instruments held by it. Under a standby commitment, a dealer agrees to purchase at a Fund’s option a specified municipal instrument. Standby commitments may be exercisable by the Fund at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.
The Funds expect that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by a Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each standby commitment is acquired.
The Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser’s and Sub- Advisers’ opinions, present minimal credit risks. A Fund will acquire standby commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining NAV. Accordingly, where the Fund pays directly or indirectly for a standby commitment, the Fund’s costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.
STRIPPED SECURITIES. To the extent consistent with its respective investment objective and strategies, each Fund may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” (STRIPS). A Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
Other types of stripped securities may be purchased by a Fund, including stripped mortgage-backed securities (SMBS). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under the Funds’ guidelines if the Fund reasonably expects such SMBS can be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

STRUCTURED SECURITIES. A Fund may purchase structured securities both for hedging purposes and to gain exposure to certain countries and currencies. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class.
Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.
A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. For investments in structured securities that do not have a credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.
SUPRANATIONAL ENTITY OBLIGATIONS. The Funds may purchase obligations of supranational entities, including supranational banks. Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (or “World Bank”), the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.
TEMPORARY DEFENSIVE POSITIONS. From time to time, a Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies for temporary defensive purposes in anticipation of, or in response to, adverse market, economic, political or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if a Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to:
(1)obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities;
(2)commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits;
(3)repurchase agreements; or
(4)uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at a Fund’s affiliated custodian. The Investment Adviser and Sub-Advisers have discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.
When taking a temporary defensive position, a Fund may not achieve its investment objective.
TRADING RISK. In order to engage in certain transactions on behalf of a Fund, the Investment Adviser and/or a Sub-Adviser will be subject to (or cause a Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser, a Sub-Adviser and/or a Fund may be required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearinghouses and other venues, or may be required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue may result in the Investment Adviser, a Sub-Adviser and/or a Fund being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.
TREASURY INFLATION PROTECTED SECURITIES. The Funds may purchase Treasury Inflation Protected Securities (TIPS), a type of inflation-indexed Treasury security. TIPS provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the CPI-U.
Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.
TIPS also provide for an additional payment (a “minimum guarantee payment”) at maturity if the security’s inflation-adjusted principal amount for the maturity date is less than the security’s principal amount at issuance. The amount of the additional payment will equal the excess of the security’s principal amount at issuance over the security’s inflation-adjusted principal amount for the maturity date.
U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.
Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.
To the extent consistent with their respective investment objectives and strategies, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.
From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of the entity will be adversely impacted.
U.S. REGISTERED SECURITIES OF NON-U.S. ISSUERS. The Funds may purchase publicly traded common stocks of non-U.S. corporations.
Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S.

companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (inverse floaters).
Movements in the relevant index or benchmark on which adjustments are based will affect the interest paid on these securities and, therefore, the current income earned by a Fund and the securities' market value. The degree of volatility in the market value of the variable rate securities held by the Fund will generally increase along with the length of time between adjustments, the degree of volatility in the applicable index, benchmark or base lending rate and whether the index, benchmark or base lending rate to which it resets or floats approximates short-term or other prevailing interest rates. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the security. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively.
During periods when short-term interest rates move within the caps and floors of the security held by a Fund, the interest rate of such security will reset to prevailing rates within a short period. As a result, the fluctuation in market value of the variable rate security held by the Fund is generally expected to be limited.
In periods of substantial short-term volatility in interest rates, the market value of such debt securities may fluctuate more substantially if the caps and/or floors prevent the interest rates from adjusting to the full extent of the movements in the market rates during any one adjustment period or over the term of the security. In the event of dramatic increases in interest rates, any lifetime caps on these securities may prevent the securities from adjusting to prevailing rates over the term of the security. In either the case of caps or floors, the market value of the securities may be reduced which could negatively impact the Fund’s performance.
The income earned by a Fund and distributed to shareholders will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus the Fund's income will be more unpredictable than the income earned on similar investments with a fixed rate of interest.
With respect to the variable and floating rate instruments that may be acquired by the Funds, the Investment Adviser or Sub-Advisers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Funds’ quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.
Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The price of inverse floaters is expected to decline when interest rates rise and increase when interest rates decline, in either case generally more so than the price of a bond with a similar maturity, because of the effect of leverage. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser or Sub-Advisers to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.
Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven (7) days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.
YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.
Subject to the limitations stated in the Prospectus, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Sub-Advisers determine such retention is warranted.
ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (PIK) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.
INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions. The investment objective of each Fund is not a fundamental policy and may be changed without a shareholder vote, provided that shareholders will be given written notice of such change. Each Fund has adopted certain fundamental investment restrictions that cannot be changed without the vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding securities means the vote, at a meeting of shareholders, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities, whichever is less. If a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets or resulting from corporate actions such as a reorganization, merger, liquidation or otherwise, unless otherwise stated in the Prospectus, will not constitute a deviation from the restriction or policy, and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns or such corporate actions.
Under the Funds’ fundamental investment restrictions, each Fund (unless otherwise stated) may not:

(1)issue senior securities, borrow money or pledge its assets, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued;
(2)underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the 1933 Act);
(3)purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities or other instruments (except that the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest, deal or otherwise engage in real estate or interests therein, including REITs);
(4)make personal loans or loans of its assets to persons who control or are under common control with the Fund, other than to the extent permitted by 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued (except for the lending of the Fund’s portfolio securities, repurchase agreements and purchases of debt securities, loans or loan participations consistent with the investment policies of the Fund);
(5)invest 25% or more of the Fund’s total assets in any particular industry or group of industries. The foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements thereon, or tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security; or
(6)purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust’s Board of Trustees (Board) has adopted Policies on Disclosure of Portfolio Holdings for each Fund (Disclosure Policies) with respect to disclosure of information about the portfolio holdings of a Fund and other funds managed by the Investment Adviser. The Disclosure Policies are intended to ensure compliance by the Investment Adviser and the Fund with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Investment Adviser and the Fund to prevent the selective disclosure of non-public information concerning each Fund.
The Board and the Investment Adviser considered each of the circumstances under which a Fund’s portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Investment Adviser and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of a Fund’s shareholders, on the one hand, and those of the Investment Adviser and its affiliates, on the other hand. After giving due consideration to such matters and after the exercise of their fiduciary duties, the Investment Adviser and the Board determined that each Fund has a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Investment Adviser and the Board reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.
No compensation or other consideration is received by the Funds, the Investment Adviser or any affiliated party in regard to this disclosure. “Consideration” includes any agreement to maintain assets in a Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser.
General Policy. Portfolio holdings may be disclosed by each Fund on a selective or complete basis only by an officer of the Fund or an employee of a service provider who has received authorization from a member of the Investment Adviser’s compliance department (Authorizing Officer) where it is determined that (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. Prior to authorizing the disclosure of portfolio holdings information, an Authorizing Officer shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the entity seeking to disclose such information on the other. For example, an Authorizing Officer may inquire as to whether a portfolio manager of the Fund has entered into any special arrangements to share confidential portfolio holdings information in exchange for a substantial investment in the Fund or other products managed by the portfolio manager. The Authorizing Officer shall resolve any real or potential conflicts between shareholders and affiliated persons of each Fund that arise as a result of a request for portfolio holdings information in the best interests of shareholders.
Recipients of Information. Portfolio holdings information for each Fund may be made available more frequently and prior to its public availability in accordance with the provisions of the Disclosure Policies to:
(1)Unaffiliated Service Providers. Various firms, such as pricing services, proxy voting services, financial printers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other unaffiliated third parties that provide services and may require portfolio holdings information to provide services to a Fund (collectively, “Unaffiliated Service Providers”). The Funds have determined that selective and complete disclosure of holdings information to such Unaffiliated Service Providers fulfills a legitimate business purpose and is in the best interest of shareholders, as it allows the Unaffiliated Service Providers to facilitate the day-to-day operations of the Funds. The frequency with which portfolio holdings may be disclosed to an Unaffiliated Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Unaffiliated Service Provider, shall be determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a Fund and its shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an Unaffiliated Service Provider may be as frequent as daily, with no lag.
(2)Ratings and Rankings Agencies. Organizations that publish ratings and/or rankings of the Funds (collectively, “Ratings and Rankings Agencies”). The Funds have determined that selective and complete disclosure of holdings information to Ratings and Rankings Agencies fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds.
(3)Fund Affiliates and Fiduciaries. Various firms, such as (1) service providers and their affiliates (in their capacities as service providers) and the distributor to the Fund; and (2) an accounting firm, an auditing firm, or outside legal counsel retained by the service providers, their affiliates, or the Funds (collectively, “Fund Affiliates and Fiduciaries”). The Funds have determined that selective and complete disclosure of holdings information to such Fund Affiliates and Fiduciaries fulfills a legitimate business purpose and is in the best interest of shareholders, as it allows the Fund Affiliates and Fiduciaries to facilitate the day-to-day operations of the Funds and/or provide other valuable services within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, by agreement, or under applicable laws, rules, and regulations. The frequency with which portfolio holdings may be disclosed to Fund Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Fund Affiliates and Fiduciaries, shall be determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a Fund and its shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to Fund Affiliates and Fiduciaries may be as frequent as daily, with no lag.
(4)As Required by Law. Any party as required by applicable laws, rules, and regulations. Examples of such required disclosures include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) upon the request of the SEC or another regulatory body, (3) in connection with a lawsuit, or (4) as required by court order.
(5)Waiver. Any other party, for a legitimate business purpose, upon waiver or exception, with the consent of the Funds’ officers, which will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.

MANAGEMENT OF THE TRUST
Leadership Structure and Trustees and Officers
The Board is responsible for the oversight of the Funds’ management and operations. The Chair of the Board is not considered an “interested person” of the Trust (an “Independent Trustee”), as that term is defined in the 1940 Act. The Board believes that the current leadership structure, with independent trustees filling all but one position on the Board, with an independent trustee serving as Board chair, and with the Board committees comprised only of independent trustees is appropriate and allows for independent oversight of the Funds. The Trustees are experienced individuals who meet periodically throughout the year to oversee the Funds’ activities.
Any vacancy on the Board may be filled by the remaining Trustees of the Board, except to the extent the 1940 Act requires the election of Trustees by the shareholders. There are four Trustees on the Board, a majority of whom are Independent Trustees. To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to any person, including without limitation, the officers of the Funds, the Investment Adviser or any committee of the Board. Trustees will not contribute to the capital of a Fund in their capacity as Trustees, but may purchase Fund shares, subject to the eligibility requirements described in the Prospectus.
The Board appoints officers who are responsible for the Trust’s day-to-day business decisions.
The following table provides information with respect to each Trustee, including the Independent Trustees.

Name, Address, and Year of Birth	Position(s) held with Trust	Term of Office* and Length of Time Served	Principal Occupation and Relevant Experience During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Bruce Aronow 213 Market Street Harrisburg, PA 17101 Year of birth: 1965	Trustee, Chair of the Board and Chair of the Audit Committee	Since November 2017	Chief Executive Officer, eLocalUSA LLC (advertising) (2008 – Present).	3	Trustee, Copeland Trust (2010 - Present).
Robert Bernstein 4275 San Amaro Drive Coral Gables, FL, 33146 Year of birth: 1954	Trustee	Since November 2017	Founder, Managing Member, PRISM Global Advisors, LLC, family office / financial advisory firm (2004 - Present); ERISA Fiduciary Expert Witness, Nichols, Kaster, Attorneys at Law, Minneapolis, MN (2020 - Present); Chairman, Avatar Buddy, Inc, GenAI tech platform (2024 - Present); Co-founder, Senior Managing Director, Chief Investment Strategist, Envestnet Retirement Solutions (retired, 2009 - 2020)	3
Co-founder, Board Chairman, Treasurer, Guitars Over Guns Organization, (2010 - Present) Board Member, Fay Financial, Inc. (mortgage servicer) (2012 – Present); Advisory Board, Stanford Global Project Center (2020 - Present); Advisory Board, Stanford Global Projects Center, Family Office (2020 - Present); Advisory Board Chair, Audiience, Inc. (2020 - Present); Trustee, FON Advisors (defense industry private equity and consulting firm) (2024-Present)

Name, Address, and Year of Birth	Position(s) held with Trust	Term of Office* and Length of Time Served	Principal Occupation and Relevant Experience During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Carmen A. Heredia- Lopez 213 Market Street Harrisburg, PA 17101 Year of birth: 1970	Trustee and Chair of the Nominating and Governance Committee	Since November 2017	Chief Investment Officer of Illinois Student Assistance Commission (2018 – Present).	3	Trustee, Catholic United Investment Trust (2015 – Present); Board Member, Julia Center (2021 - present); and Board Member, LEAP Together (2021-present).
Interested Trustee
John Spagnola[1] 1735 Market Street, 43rd Floor Philadelphia, PA 19103 Year of birth: 1957	Trustee	Since November 2017	Managing Director, U.S. Bancorp Asset Management, Inc. (2003 – Present).	3	Advisory Board, St. Rose of Lima Parish (2008 – Present); Director, Magee Rehabilitation Hospital (2008 – Present); Investment Committee, Thomas Jefferson Health System (2018 – present).
* Each Trustee shall hold office until such Trustee’s death, resignation, removal, retirement or inability otherwise to serve. The Board has adopted a retirement policy for each Independent Trustee which requires each Independent Trustee to retire at the age of 75, however, the policy provides for limited term extensions.
1 Mr. Spagnola is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because Mr. Spagnola is a Managing Director of U.S. Bancorp Asset Management, Inc., the Investment Adviser.
The following lists the principal officers of the Trust, as well as their mailing addresses and year of birth, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation During Past Five Years
Valentine James Link, Jr. U.S. Bancorp Asset Management, Inc. 1735 Market Street, 43rd Floor Philadelphia, PA 19103 Year of birth: 1962	President	President since November 2023; Vice President, May 2019 - November 2023	Managing Director, U.S. Bancorp Asset Management, Inc.[2] (2006 - present).
Daniel Hess U.S. Bancorp Asset Management, Inc. 213 Market Street Harrisburg, PA, 17101-2141 Year of birth: 1974	Treasurer	Since January 2019	Managing Director, U.S. Bancorp Asset Management, Inc.[2] (2001 - present).

Name, Address, and Year of Birth	Position(s) held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation During Past Five Years
Patrick Carmody U.S. Bancorp Asset Management, Inc. 213 Market Street Harrisburg, PA 17101 Year of birth: 1989	Assistant Treasurer	Since November 2023	Senior Mutual Fund Administrator, U.S. Bancorp Asset Management, Inc.[2] (2018 - present).
Kathryn Narla U.S. Bancorp Asset Management, Inc. 1735 Market Street, 43rd Floor Philadelphia, PA 19103 Year of birth: 1992	Secretary	Since November 2023	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc.[2] (2022 – present); Litigation Associate, Morgan, Lewis & Bockius LLP (2017 - 2022).
Loretta Best U.S. Bancorp Asset Management, Inc. 1735 Market Street, 43rd Floor Philadelphia, PA 19103 Year of birth: 1969	Assistant Secretary	Since September 2024	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc.[2] (2023 - present); General Counsel & Chief Compliance Officer, Radcliffe Capital Management, L.P. (2014 - 2023). .
Leo Karwejna U.S. Bancorp Asset Management, Inc. 213 Market Street Harrisburg, PA, 17101-2141 Year of birth: 1976	Chief Compliance Officer	Since November 2017	Managing Director, U.S. Bancorp Asset Management, Inc.[2] (2011 - present).
1 The officers of the Trust each serve at the pleasure of the Board.
2 Includes periods of employment with PFMAM prior to PFMAM’s consolidation with USBAM in October 2024 and USBAM’s acquisition of PFMAM in December 2021.
Trustee Experience:
Mr. Bruce M. Aronow has more than 21 years of experience in the financial services industry, including serving as a partner at one of the largest accounting firms in the U.S. and as Managing Partner of an investment management firm with approximately $20 billion in assets under management. Mr. Aronow also served as the Chief Financial Officer of The Managers Funds. Mr. Aronow currently holds an inactive Certified Public Accountant designation. Mr. Aronow's background in investment management and accounting, his leadership skills as a chief financial officer, and his experience with other mutual funds bring context and insight to Board discussions and decision-making regarding the Trust's operations and dialogue with the Funds’ auditors. Mr. Aronow has been a member and Chair of the Board of Trustees of the Trust since November 2017 and Chair of the Audit Committee since November 2017.
Mr. Robert J. Bernstein has more than 36 years of experience in the investment management industry, including serving as CEO/CIO within two institutional financial service firms. Mr. Bernstein is a co-founder and was Chief Investment Strategist of Envestnet Retirement Solutions. Mr. Bernstein was responsible for all investment related strategies, including the oversight of all Managed Accounts, Collective Trusts and unitized model portfolios within the advisor-sold DC retirement division of Envestnet, Inc. Mr. Bernstein retired in January 2020 from Envestnet Retirement Solutions. Mr. Bernstein is also Chairman of the Advisory Board of Audiience, Inc., Board member, Fay Financial, Inc. and Fay Services, Inc.; Advisory Board member, Stanford Digital Cities Disruptive Technology Center and Stanford Global Family Office; Chairman and Treasurer, Guitars Over Guns Organization, Inc. Mr. Bernstein’s background with the investment management industry and his leadership skills as a CEO and financial executive contribute to the Board's oversight responsibilities regarding the Adviser and other service providers, as well as general discussion regarding Trust operations and growth. Mr. Bernstein has been a member of the Board of Trustees of the Trust since November 2017.
Ms. Carmen A. Heredia-Lopez has more than 21 years of experience in the investment management industry, including serving as a Chief Investment Officer of a large U.S. city pension fund and Director of Investments for a large philanthropic foundation. Ms. Heredia-Lopez currently holds a Chartered Financial Analyst designation, served on the Board of Directors for Prospanica (fka National Society of Hispanic MBAs) and currently serves on the Board of Trustees of the Catholic United Investment Trust, the Julia Center and LEAP Together. Ms. Heredia-Lopez's background with the investment management industry, her leadership skills as a financial executive, and her experience overseeing multi-asset class investment portfolios bring practical knowledge to Board discussions regarding the operations of the Funds and the Trust. Ms. Heredia-Lopez has been a member of the Board of Trustees of the Trust since November 2017 and Chair of the Nominating and Governance Committee since November 2017.
Mr. John Spagnola has more than 31 years of experience in the financial services industry, including serving as a partner and Managing Director of USBAM’s Multi-Asset Class Management practice (also known as outsourced chief investment officer (OCIO)). Mr. Spagnola is also a member of USBAM’s Multi-Asset Class Investment Committee. He currently serves on the Board of Directors of Magee Rehabilitation in Philadelphia and the William Buckley Foundation at Yale University. Mr. Spagnola’s background with the investment management industry and the Investment Adviser is helpful to the Board in understanding the Funds’ operations and in carrying out its oversight responsibilities with respect to the Adviser. Mr. Spagnola has been a member of the Board of Trustees of the Trust since November 2017.
Risk oversight is a part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to- day risk management functions are subsumed within the responsibilities of the Investment Adviser, Sub-Advisers and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. The Investment Adviser, Sub-Advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. The Investment Adviser, Sub-Advisers and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models.
The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board’s risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee seeks to ensure that the Funds’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Funds’ financial position and operations.
The Board also oversees the Funds’ performance metrics, and regularly confers with the Investment Adviser on performance-related issues.
The Trust’s Chief Compliance Officer (CCO) reports to the Board at least quarterly regarding compliance risk issues. In addition to providing quarterly reports, the CCO provides an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance risk issues affecting the Funds during meetings with the Independent Trustees and counsel. The CCO updates the Board on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board immediately regarding any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to significant risk. The CCO’s quarterly and annual reports include reports on the Sub-Advisers’ compliance and risk issues.
Standing Board Committees
The Board has established two standing committees in connection with its governance of the Trust: Audit and Nominating and Governance.
The Audit Committee consists of each Independent Trustee, with Mr. Aronow serving as the Chair. The Audit Committee oversees the Trust’s accounting and financial reporting processes, including its internal controls over financial reporting. The Audit Committee also oversees or assists Board oversight of the Trust’s compliance and legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, and internal control over financial reporting and independent audits. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board an independent registered public accounting firm to audit and provide its opinion on the Trust’s financial statements for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee meets on a regular basis, including at least twice annually with the Trust’s independent auditors. During the most recent fiscal year, the Audit Committee met two times.
The Nominating and Governance Committee consists of each Independent Trustee, with Ms. Heredia-Lopez serving as the Chair. The functions performed by the Nominating and Governance Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation, and reviewing and making recommendations regarding Board governance practices and procedures. During the most recent fiscal year, the Nominating and Governance Committee met two times.
As stated above, each Trustee holds office until the occurrence of certain events. The Nominating and Governance Committee will consider nominee proposals properly submitted by a shareholder. In order to submit properly a nominee recommendation for the Nominating and Governance Committee’s consideration: (i) the shareholder must submit any such recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust; (ii) the recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election; (iii) the recommendation must include: (1) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder, and the names and addresses of at least three professional references; (B) the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (Exchange Act) (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the SEC or any successor agency with jurisdiction related to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Committee, for the Board to make such determination; (2) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (3) the recommending shareholder’s name as it appears on the Trust’s books; (4) the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (5) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder, and (6) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert. The Nominating and Governance Committee may require the recommending shareholder to furnish other information as the Committee may reasonably require or deem necessary to verify any information furnished or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law.
Trustee Compensation
Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.
Each Independent Trustee receives for his or her services to the Trust, a $61,750 annual base retainer, $5,500 for each quarterly board meeting, $5,500 for each special board meeting held in-person, and $2,000 for each special board meeting not held in person (includes the Pre-15(c) meeting and other meetings that are one hour or less). The Chair of the Board also receives an additional $16,000 annual retainer. Prior to January 1, 2023, each Independent Trustee received for his or her services to the Trust, a $55,000 annual base retainer, $5,500 for each quarterly board meeting, $5,500 for each special board meeting held in-person, and $2,000 for each special board meeting not held in-person (included the Pre-15(c) meeting and other meetings that were one hour or less) and the Chair of the Board received an additional $15,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. The Trust’s officers are not compensated by the Trust.
The table below shows the compensation paid to each Trustee for the fiscal year ended September 30, 2024.

Name of Independent Trustee	Aggregate Compensation From The Trust	Pension or Retirements Benefits Accrued As Part Of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust & Fund Complex Paid To Trustees
Bruce Aronow	$101,750	$0	$0	$101,750
Robert Bernstein	$85,750	$0	$0	$85,750
Carmen Heredia-Lopez	$85,750	$0	$0	$85,750
Trustee Ownership of Fund Shares
The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Funds and of all funds in the Fund Complex overseen by each Trustee as of December 31, 2024.

Name of Trustee	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies
Independent Trustees
Bruce Aronow	Domestic Equity Fund	None	None
	International Equity Fund	None
	Fixed-Income Fund	None
Robert Bernstein	Domestic Equity Fund	None	None
	International Equity Fund	None
	Fixed-Income Fund	None
Carmen Heredia-Lopez	Domestic Equity Fund	None	None
	International Equity Fund	None
	Fixed-Income Fund	None
Interested Trustee
John Spagnola	Domestic Equity Fund	None	None
	International Equity Fund	None
	Fixed-Income Fund	None
PROXY VOTING POLICY
The Trust has adopted proxy voting policies and procedures pursuant to which the Board may delegate the voting of proxies for each Fund's portfolio securities to the Investment Adviser/Sub-Advisers pursuant to the Trust's proxy voting guidelines. Under these guidelines, the Investment Adviser/Sub-Advisers will vote proxies related to each Fund’s portfolio securities in the best interests of the Fund and its shareholders. A copy of the Investment Adviser’s and each Sub-Adviser’s proxy voting policy, or summaries of such policy, are attached as Appendix B to this SAI. Information about how each Fund voted proxies relating to securities held in a Fund’s portfolio will be available after August 31 of each year upon request (1) by calling 1-800-527-5412 and (2) on the SEC’s website at www.sec.gov.

CODES OF ETHICS
The Investment Adviser, each Sub-Adviser, the Distributor, and the Trust have each adopted a code of ethics (the Trust’s code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ Investment Adviser, Sub-Advisers, Distributor and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Investment Adviser or the Trust. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Investment Adviser, Sub-Advisers or Distributor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Trust’s service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of any of the Funds. A control person is one who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of January 2, 2025, the shareholders indicated below were considered to be either a control person or principal shareholder of the Funds.
First American Multi-Manager Domestic Equity Fund

Name and Address	Shares	% Ownership	Type of Ownership
US Bank NA FBO City of Sunnyvale OPEB Trust 650 W. Olive Ave Sunnyvale, CA 94086	61,000,372.117	59.84%	Record
C/O Principal Financial FBO University of Idaho Strategic Initiative Fund One Freedom Valley Drive Oaks, PA 19456	32,866,222.895	32.24%	Record
First American Multi-Manager International Equity Fund

Name and Address	Shares	% Ownership	Type of Ownership
US Bank NA FBO City of Sunnyvale OPEB Trust 650 W. Olive Ave Sunnyvale, CA 94086	94,903,377.605	55.65%	Record
SEI Private Trust Co. C/O M&T Bank FBO Dauphin County 1 Freedom Valley Drive Oaks, PA 19456	48,343,851.086	28.35%	Record
MAC & CO FBO Northampton County 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	20,868,025.512	12.24%	Record

First American Multi-Manager Fixed-Income Fund

Name and Address	Shares	% Ownership	Type of Ownership
US Bank NA FBO City of Sunnyvale OPEB Trust 650 W. Olive Ave Sunnyvale, CA 94086	34,059,936.149	47.11%	Record
SEI Private Trust Co. C/O M&T Bank FBO Dauphin County 1 Freedom Valley Drive Oaks, PA 19456	23,837,759.471	32.97%	Record
MAC & CO FBO Northampton County 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	11,307,041.231	15.64%	Record
As of December 31, 2024, the Trust’s Trustees and officers do not beneficially own any of the outstanding shares of each Fund.
INVESTMENT ADVISER
U.S. Bancorp Asset Management, Inc. (USBAM) serves as the Funds’ investment adviser pursuant to an Advisory Agreement dated December 7, 2021, which was assumed from PFMAM by USBAM on October 1, 2024 (Advisory Agreement). The Investment Adviser is a subsidiary of U.S. Bank National Association. The Investment Adviser is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402-0213.
The Investment Adviser is responsible for managing the investment and reinvestment of the Funds’ assets and administering its affairs, consistent with the provisions of the Trust Agreement, as amended and restated from time to time, and the investment policies adopted by the Board. The Investment Adviser is also responsible for overseeing, monitoring and reviewing the Sub-Advisers and their performance and their compliance with the applicable Fund’s investment policies and restrictions. The Investment Adviser has overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any Sub-Adviser and supervises each Sub-Adviser in its performance of its duties for the applicable Fund.
INVESTMENT SUB-ADVISERS
Subject to the oversight of the Trust’s Board and the supervision of the Investment Adviser, the Sub-Advisers manage the investment and reinvestment of assets of the applicable Fund in accordance with such investment strategies and within such guidelines and limitations as the Investment Adviser and Sub-Adviser agree from time to time. The Sub-Advisers formulate and implement a continuous investment program for the portion of the applicable Fund’s assets allocated to the Sub-Adviser by the Investment Manager from time to time (Sub-Advised Portion), which may consist of all, a portion, or none of the Fund’s assets. The Sub-Advisers also determine the securities, cash and other financial instruments to be purchased, retained or sold for the Sub-Advised Portion in a manner consistent with (i) the Fund’s investment strategy, (ii) the investment policies and restrictions of the Fund as set forth in the Fund’s prospectus and statement of additional information, (iii) the Trust Agreement as may be amended or supplemented from time to time and (iv) any written instructions or policies which the Board or the Investment Adviser may deliver to the Sub-Adviser. The Investment Adviser oversees, monitors and reviews the Sub-Advisers and their performance and their compliance with the applicable Fund’s investment policies and restrictions.
Because each Sub-Adviser manages its portion of a Fund independently from the others, the same security may be held in two or more different portions of a Fund or may be acquired for one portion at a time when a Sub-Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser or Sub-Advisers believe continued exposure to the broader securities market is appropriate. Because each Sub-Adviser directs the trading for its allocated portion of Fund assets and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or Sub-Adviser were managing the Fund.

The current Sub-Advisers to the Funds are set forth below.

Fund	Sub-Advisers
First American Multi-Manager Domestic Equity Fund	Aristotle Atlantic Partners, LLC
Jacobs Levy Equity Management, Inc.
Putnam Investment Management, LLC
Vaughan Nelson Investment Management, L.P.
First American Multi-Manager International Equity Fund	Acadian Asset Management LLC
Aristotle Capital Management, LLC
Ninety One North America, Inc.
Schroder Investment Management North America Inc./ Schroder Investment Management North America Limited
WCM Investment Management, LLC
First American Multi-Manager Fixed-Income Fund	Brown Brothers Harriman & Co.
Penn Mutual Asset Management, LLC
PGIM, Inc.
PineBridge Investments LLC
Teachers Advisors, LLC
The ownership and control information for each Sub-Adviser, if applicable, is set forth below.
Acadian Asset Management LLC (Acadian), 260 Franklin Street, Boston, MA 02110, serves as a Sub-Adviser to a portion of the First American Multi-Manager International Equity Fund. As of September 30, 2024 Acadian had approximately $120 billion in assets under management.
Aristotle Atlantic Partners, LLC (Aristotle Atlantic), 50 Central Avenue, Suite 750, Sarasota, Florida 34236 serves as a Sub-Adviser to portion of the First American Multi-Manager Domestic Equity Fund. Aristotle Atlantic is independently owned. As of September 30, 2024, Aristotle Atlantic had $2.8 billion in assets under management.
Aristotle Capital Management, LLC (Aristotle Capital), 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, California 90025, serves as a Sub-Adviser to a portion of the First American Multi-Manager International Equity Fund and is primarily owned by Richard Hollander, Chairman of the Board and Howard Gleicher, Chief Executive Officer and Chief Investment Officer. As of September 30, 2024, Aristotle Capital had approximately $56.5 billion in assets under management.
Brown Brothers Harriman & Co. (BBH&Co.), through a separately identifiable department, known as the BBH Mutual Fund Advisory Department, (BBH Sub-adviser), 140 Broadway, New York, New York 10005, serves as a Sub-Adviser to a portion of the First American Multi-Manager Fixed-Income Fund. BBH&Co. is owned by 33 general partners, none of whom own more than 10% of BBH&Co. As of September 30, 2024 BBH&Co. had approximately $94.32 billion in assets under management.
Jacobs Levy Equity Management, Inc. (Jacobs Levy), 100 Campus Drive, 4th Floor East, Florham Park, New Jersey 07932, serves as a Sub-Adviser to a portion of the First American Multi-Manager Domestic Equity Fund. Jacobs Levy is owned by Bruce I. Jacobs and Kenneth N. Levy. As of September 30, 2024, Jacobs Levy had approximately $25.6 billion in assets under management.
Ninety One North America, Inc. (Ninety One NA), with a principal office located at 65 East 55th Street, 30th floor, New York, NY 10022 serves as a Subadvisor to the First American Multi-Manager International Equity Fund. Ninety One NA is registered as an investment adviser under the Advisors Act. Ninety One NA is a wholly-owned indirect subsidiary of Ninety One plc. Ninety One is a publicly listed company operating as a dual-listed company (DLC) under a DLC structure. The DLC structure comprises Ninety One plc, a public limited company incorporated in the United Kingdom and listed on the London Stock Exchange (LSE), with a secondary listing on the Johannesburg Stock Exchanges (JSE) and Ninety One Limited, a public company incorporated in South Africa, listed on the JSE. Ninety One had approximately $170.9 billion in assets under management as of September 30, 2024.

Penn Mutual Asset Management, LLC (PMAM), 161 Washington Street, Suite 1111, Conshohocken, Pennsylvania 19428, serves as a Sub-Adviser to a portion of the First American Multi-Manager Fixed-Income Fund. PMAM is a wholly owned subsidiary of The Penn Mutual Life Insurance Company (Penn Mutual), a life insurance company that has been in the insurance and investment business since 1847. PMAM had approximately $38 billion in assets under management as of September 30, 2024.
PGIM, Inc. (PGIM), 655 Broad Street, Newark, New Jersey 07102, serves as a Sub-Adviser to a portion of the First American Multi-Manager Fixed-Income Fund. PGIM is an indirect wholly-owned subsidiary of Prudential Financial, Inc., a publicly held company. Prudential Financial, Inc. is not affiliated in any manner with Prudential plc, a company headquartered in the United Kingdom. PGIM had approximately $1.4 trillion in assets under management as of September 30, 2024.
PineBridge Investments LLC (PineBridge), 65 E 55th Street, New York, New York 10022, serves as a Sub-Adviser to a portion of the First American Multi-Manager Fixed-Income Fund. PineBridge is a wholly-owned subsidiary of PineBridge Investments Holdings US LLC, which is a wholly-owned subsidiary of PineBridge Investments, L.P., a company owned by Pacific Century Group, an Asia-based private investment group. Pacific Century Group is majority owned by Mr. Richard Li Tzar Kai. PineBridge had approximately $203.1 billion in assets under management as of September 30, 2024.
Putnam Investment Management, LLC, 100 Federal Street, Boston, MA 02110, serves as a Sub-Adviser to a portion of First American Multi-Manager Domestic Equity Fund. Putnam Investment Management, LLC is an indirect wholly-owned subsidiary of Franklin Resources, Inc., a publicly held company. Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of September 30, 2024, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.8 trillion.
Schroder Investment Management North America Inc. (SIMNA Inc.), which is located at 7 Bryant Park, New York, New York 10018, serves as sub-adviser to the Fund. Schroder Investment Management North America Limited (SIMNA Ltd and, together with SIMNA Inc., Schroders), which is located at 1 London Wall Place, London EC2Y 5AU and is an affiliate of SIMNA Inc., serves as sub-sub-adviser to the Fund. SIMNA Inc. and SIMNA Ltd are both indirect, wholly-owned subsidiaries of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc, through certain affiliates currently engaged in the asset management business had under management assets of approximately $1,042.7 billion as of September 30, 2024.
Teachers Advisors, LLC (TAL), 730 Third Avenue, 5th Floor, New York, New York 10017, serves as a Sub-Adviser to a portion of the First American Multi-Manager Fixed-Income Fund. TAL is also known as “Nuveen” for marketing purposes, and is an indirect wholly-owned subsidiary of Nuveen, the asset management division of Teachers Insurance and Annuity Association of America. TAL had approximately $407.7 million in assets under management as of September 30, 2024.
Vaughan Nelson Investment Management, L.P. (Vaughan), 600 Travis, Suite 3800, Houston, Texas 77002, serves as a Sub-Adviser to a portion of the First American Multi-Manager Domestic Equity Fund. Vaughan is wholly-owned by Natixis Investment Managers, LLC, which, through intermediate subsidiaries, is part of Natixis Investment Managers, an international asset management group based in Paris, France, that, in turn, is owned, through intermediate subsidiaries, by Natixis, a French investment banking and financial services firm. Natixis is 100% owned by BPCE, France’s second largest banking group. Vaughan Nelson had approximately $18.3 billion in assets under management as of September 30, 2024.
WCM Investment Management, LLC (WCM), 281 Brooks Street, Laguna Beach, California, 92651 serves as a Sub-Adviser to a portion of the First American Multi-Manager International Equity Fund. WCM had approximately $95.6 billion in assets under management as of September 30, 2024.
INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS
The Advisory Agreement and each Sub-Advisory Agreement has an initial term of two (2) years and following the initial term they will continue from year to year provided that such continuance is approved by a vote of a majority of the Trust’s Board of Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940

Act, or (b) a majority of the Board as a whole. The Advisory Agreement may be terminated by the Investment Adviser or a Fund without penalty upon sixty (60) days’ notice, provided that termination by the Trust is approved by vote of a majority of the Board in office at the time or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), and will terminate automatically upon its assignment (as defined in the 1940 Act). Under the Advisory Agreement, the Investment Adviser is responsible for overseeing, monitoring and reviewing the Sub-Advisers and their performance and their compliance with the applicable Fund’s investment policies and restrictions; and makes recommendations to the Board of Trustees about the hiring, termination and replacement of the Sub-Advisers.
The Advisory Agreement and each Sub-Advisory Agreement provide that generally in selecting brokers or dealers to place orders for transactions, the Investment Adviser or Sub-Adviser shall seek to obtain best execution in accordance with applicable regulatory requirements. A Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or Sub- Adviser’s overall responsibilities to Sub-Adviser’s discretionary accounts.
Under the Advisory Agreement, the Funds pay a monthly fee calculated at the following annual rates:

Fund	Advisory Fee
First American Multi-Manager Domestic Equity Fund	29 basis points of the Fund’s average daily net assets
First American Multi-Manager International Equity Fund	50 basis points of the Fund’s average daily net assets
First American Multi-Manager Fixed-Income Fund	40 basis points of the Fund’s average daily net assets
Each Fund is responsible for paying all of its own expenses.
For the fiscal years indicated below, the amount of advisory fees paid by each of the Funds and the amount of advisory fees waived, expenses reimbursed and/or expenses recouped by the Investment Adviser were as follows:

	2022
Fund	Gross Advisory Fee	Expenses Recouped	Net Advisory Fees After Recoupment
First American Multi-Manager Domestic Equity Fund	$2,437,881	$91,498	$2,529,379
First American Multi-Manager International Equity Fund	$3,194,094	$58,441	$3,252,535
First American Multi-Manager Fixed-Income Fund	$3,396,056	$0	$3,396,056

	2023
Fund	Gross Advisory Fee	Expenses Recouped	Net Advisory Fees After Recoupment
First American Multi-Manager Domestic Equity Fund	$2,686,235	$26,259	$2,712, 494
First American Multi-Manager International Equity Fund	$3,512,026	$1,210	$3,513,236
First American Multi-Manager Fixed-Income Fund	$4,210,706	$0	$4,210,706

	2024
Fund	Gross Advisory Fee	Expenses Recouped	Net Advisory Fees After Recoupment
First American Multi-Manager Domestic Equity Fund	$3,088,566	$0	$3,088,566
First American Multi-Manager International Equity Fund	$4,090,693	$0	$4,090,693
First American Multi-Manager Fixed-Income Fund	$5,231,911	$0	$5,231,911
The Investment Adviser pays the Sub-Advisers out of its management fees. For the fiscal years indicated below, the aggregate amount of sub-advisory fees paid by the Investment Adviser for each Fund was as follows:

	2022
Fund	Gross Sub-Advisory Fees	Sub-Advisory Fees as a Percentage of the Fund’s Net Assets
First American Multi-Manager Domestic Equity Fund	$1,521,541	0.18%
First American Multi-Manager International Equity Fund	$2,263,017	0.35%
First American Multi-Manager Fixed-Income Fund	$1,712,022	0.20%

	2023
Fund	Gross Sub-Advisory Fees	Sub-Advisory Fees as a Percentage of the Fund’s Net Assets
First American Multi-Manager Domestic Equity Fund	$1,405,479	0.15%
First American Multi-Manager International Equity Fund	$2,171,935	0.31%
First American Multi-Manager Fixed-Income Fund	$2,013,867	0.19%

	2024
Fund	Gross Sub-Advisory Fees	Sub-Advisory Fees as a Percentage of the Fund’s Net Assets
First American Multi-Manager Domestic Equity Fund	$931,373	0.09%
First American Multi-Manager International Equity Fund	$2,465,640	0.30%
First American Multi-Manager Fixed-Income Fund	$2,397,380	0.18%

ADDITIONAL PORTFOLIO MANAGER INFORMATION
The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Funds for which they sub-advise. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.
Other Accounts Managed by the Portfolio Managers
In addition to the Funds, the table below identifies, for the portfolio managers, as of September 30, 2024 unless otherwise noted, the number of accounts for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Asset amounts are approximate and have been rounded.
U.S. Bancorp Asset Management, Inc. (All Funds)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
John Spagnola	0	$0	0	$0	1,110	$34,751
Surya Pisapati	0	$0	0	$0	1,110	$34,751
Kenneth Schiebel	0	$0	0	$0	2,311	$230,193
Patrick Mahoney	0	$0	0	$0	1,110	$34,751
James Palmer	6	$148,695	0	$0	1	$6,186

Acadian Asset Management LLC (International Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Brendan O. Bradley	15	$9,612.0	83	$32,843.0	198	$76,601.0
Fanesca Young	15	$9,612.0	83	$32,843.0	198	$76,601.0
Aristotle Atlantic Partners, LLC (Domestic Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Owen Fitzpatrick	2	$752.0	3	$1,689.0	323	$290.0
Thomas Hynes	2	$752.0	3	$1,689.0	293	$290.0
Brendan O’Neill	2	$752.0	3	$1,689.0	293	$290.0

Aristotle Capital Management, LLC (International Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Howard Gleicher	8	$5,900.8	20	$10,526.0	1,286	$25,101.0
Sean Thorpe	1	$698.0	3	$741.0	124	$4,237.0
Geoffrey Stewart	1	$698.0	3	$741.0	124	$4,237.0
Brown Brothers Harriman & Co. (Fixed-Income Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Andrew Hofer	4	$15,829.0	6	$2,509.0	148	$28,456.0
Neil Hohmann	3	$8,879.0	7	$2,577.0	148	$28,456.0
Chris Ling	0	$0	3	$511.0	45	$4,696.0
Jacobs Levy Equity Management, Inc. (Domestic Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Bruce I. Jacobs	14	$4,005.0	13	$3,448.0	112	$18,122.0
Kenneth N. Levy	14	$4,005.0	13	$3,448.0	112	$18,122.0
Ninety One North America, Inc. (International Equity Fund)

	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ben Lambert	0	$0	2	$930.0	3	$315.5
Adam Child	0	$0	2	$930.0	3	$315.5
*    Data as of November 30, 2023.
Penn Mutual Asset Management, LLC (Fixed-Income Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mark Heppenstall	5	$888.0	0	$0	6	$28,180.0
Zhiwei Ren	9	$1,305.0	0	$0	6	$28,180.0
Greg Zappin	5	$822.0	1	$73.0	6	$28,180.0
PGIM, Inc. (Fixed-Income Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Richard Piccirillo*	51	$104,675.0	25	$41,308.0	136	$106,817.0
Gregory Peters*	51	$104,675.0	25	$41,308.0	136	$106,817.0
Matthew Angelucci	0	$0	0	$0	0	$0
Tyler Thorn**	42	$97,046.0	17	$29,875.0	100	$88,289.0
*    Does not reflect performance-based fee accounts of 7 other accounts with assets of $4,006 million and 1 other pooled account with assets of $73 million.
**    Does not reflect performance-based fee accounts of 2 other accounts with assets of $626 million and 1 other pooled account with assets of $73 million.
PineBridge Investments LLC (Fixed-Income Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert Vanden Assem	6	$1,718.5	15	$4,379.9	18	$5,812.2
Dana Burns	3	$1,275.0	5	$377.3	14	$4,698.3
Putnam Investment Management, LLC (Domestic Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Gerard Sullivan	2	$5,116.0	2	$1,122.0	0	$0
Arthur Yeager	2	$5,116.0	2	$1,122.0	0	$0
Schroder Investment Management North America Inc. / Schroder Investment Management North America Limited (International Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Tom Wilson	3	$8,643.6	21	$14,201.9	27	$18,753.5
Waj Hashmi	3	$8,643.6	10	$9,512.5	24	$17,979.6
James Gotto	2	$8,107.8	10	$9,250.8	23	$17,595.6
Robert Davy	3	$8,643.6	10	$9,512.5	24	$17,979.6
Nicholas Field	2	$8,107.8	8	$10,622.2	24	$17,635.3
Rollo Roscow	2	$8,107.8	8	$9,259.8	24	$18,127.7
Teachers Advisors, LLC (Fixed-Income Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Stephen Liberatore	11	$31,076.8	5	$596.6	21	$3,314.8
Vaughan Nelson Investment Management, L.P. (Domestic Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Chris Wallis	12	$5,056.0	7	$528.0	263	$7,839.0
Scott Weber	54	$1,252.0	3	$334.0	140	$4,648.0
WCM Investment Management, LLC (International Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Sanjay Ayer	26	$31,028.7	32	$12,954.2	496	$48,057.3
Paul R. Black	20	$29,039.2	22	$11,139.7	487	$47,745.7
Michael B. Trigg	23	$30,397.2	27	$11,933.0	487	$47,745.7
Jon Tringale	20	$29,039.2	22	$11,139.7	487	$47,745.7
Material Conflicts of Interest
Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of each of the following Sub-Advisers who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.

U.S. BANCORP ASSET MANAGEMENT, INC.
(Adviser to the Funds)
USBAM’s portfolio managers are often responsible for managing other accounts, including separate accounts and other pooled investment vehicles. A Fund’s portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with USBAM than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and, for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. USBAM has a responsibility to manage all client accounts in a fair and equitable manner. To address any concern that USBAM may have an incentive to favor certain investment opportunities for a performance-based account, USBAM follows written procedures designed to allocate trades on an equitable basis considering the investment objectives of the account and without regard to whether an account has a performance-based fee. The policies and procedures are designed to ensure that accounts with the same objectives and permitted investments receive a fair allocation of trades over time. In addition, as a means of limiting conflicts of interest, USBAM and the Trust have adopted policies consistent with the 1940 Act under which cross-trades may be effected between the Funds and another client account. USBAM conducts periodic reviews of trades for consistency with these policies.
USBAM will give advice to and make investment decisions for the Trust as it believes is in the best interest of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for USBAM or its affiliates or other funds or accounts managed by USBAM or its affiliates. For example, other funds or accounts managed by USBAM may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit USBAM or its affiliates or another account or fund managed by USBAM or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or fund managed by USBAM or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by USBAM or its affiliates. Actions taken with respect to USBAM and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may benefit USBAM or its affiliates or its other funds or accounts.
To the extent permitted by applicable law, USBAM may make payments to authorized dealers and other financial intermediaries (Intermediaries) from time to time to promote the Funds. These payments may be made out of USBAM’s assets, or amounts payable to USBAM rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for sub-accounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.
ACADIAN ASSET MANGEMENT LLC
Sub-Adviser to the International Equity Fund
A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the subject Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the subject Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the subject Fund the Other Accounts. The Other Accounts may have similar investment objectives or strategies as the subject Fund, may track the same benchmarks or indexes as the subject Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the subject Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the subject Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the subject Fund.
To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.
ARISTOTLE ATLANTIC PARTNERS, LLC
Sub-Adviser to the Domestic Equity Fund
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Additionally, differing fee arrangements increase the risk that higher fee-paying accounts may receive priority over other accounts during the allocation process.
Aristotle Atlantic mitigates these risks by implementing procedures, such as establishing a trade rotation process, blocking trades, maintaining proper written records with respect to allocations, and allocating at average price. These procedures are designed and implemented to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.
Aristotle Atlantic acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle Atlantic is aware of the facts necessary to identify conflicts, senior management of Aristotle Atlantic must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle Atlantic or any affiliate of Aristotle Atlantic will be considered only to the extent that Aristotle Atlantic has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the CIO, Aristotle Atlantic may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle Atlantic clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.
Differing fee arrangements increase the risk that higher fee-paying accounts may receive priority over other accounts during the allocation process. Aristotle Atlantic mitigates these risks by implementing procedures, such as blocking trades, maintaining proper written records with respect to allocations, and allocating at average price. These procedures are designed and implemented to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.
ARISTOTLE CAPITAL MANAGEMENT, LLC
Sub-Adviser to the International Equity Fund
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Additionally, differing fee arrangements increase the risk that higher fee-paying accounts may receive priority over other accounts during the allocation process. Aristotle Capital mitigates these risks by implementing procedures, such as establishing a trade rotation process, blocking trades, maintaining proper written records with respect to allocations, and allocating at average price. These procedures are designed and implemented to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.
Aristotle Capital acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle Capital is aware of the facts necessary to identify conflicts, senior management of Aristotle Capital must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle Capital or any affiliate of Aristotle Capital will be considered only to the extent that Aristotle Capital has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the CIO, Aristotle Capital may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle Capital clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.
Differing fee arrangements increase the risk that higher fee-paying accounts may receive priority over other accounts during the allocation process. Aristotle Capital mitigates these risks by implementing procedures, such as blocking trades, maintaining proper written records with respect to allocations, and allocating at average price. These procedures are designed and implemented to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.
BROWN BROTHERS HARRIMAN & CO.
Sub-Adviser to the Fixed-Income Fund
BBH&Co. provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. The BBH Sub-adviser, is a separately identifiable department, which is registered with the SEC as an investment adviser, acts as a sub-adviser to the Fund and provides discretionary investment management services to the Fund as well as other registered fund products (for the purposes of this section, BBH&Co. and the BBH Sub-adviser collectively referred to as “BBH”). As a result, in the ordinary course of its businesses, BBH may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund.
BBH seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with BBH’s Code of Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
Other Clients and Allocation of Investment Opportunities. BBH manages funds and accounts of clients other than the Fund (Other Clients). In general, BBH faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provides dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and BBH’s Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients managed by BBH. Accordingly, such Other Clients managed by BBH may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, the investment methods and strategies that BBH utilizes in managing the Fund are utilized by BBH in managing investments for Other Clients. From time to time, BBH establishes, sponsors and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because BBH may have an incentive to allocate investment opportunities to certain accounts or funds. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.
Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, raise a potential conflict of interest because BBH has an incentive to allocate trades to certain accounts or funds.
This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. BBH and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Sub-Adviser is set forth in the Sub-Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Sub-Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.
JACOBS LEVY EQUITY MANAGEMENT, INC.
Sub-Adviser to the Domestic Equity Fund
Jacobs Levy and its investment personnel provide investment management services to multiple accounts, including the fund’s account. The Portfolio Managers, Bruce Jacobs and Ken Levy, jointly manage all Jacobs Levy-managed accounts with the support of the firm’s other investment professionals. Providing investment management services to multiple accounts simultaneously may give rise to certain potential conflicts of interest because accounts may have investment objectives and/or strategies that are similar to or different from those of the fund. Jacobs Levy may make investment decisions for certain accounts that are not necessarily consistent with the decisions made for other accounts. As such, performance among accounts (including the fund’s account) may differ. Conflicts may also arise in the allocation of transactions among client accounts with different fee arrangements and accounts in which the firm or the Portfolio Managers may have an ownership or financial interest.
Jacobs Levy is entitled to be paid performance-based compensation by certain accounts it manages. Jacobs Levy’s revenue may be increased by its receipt of performance-based fees. In addition, certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. Jacobs Levy and the Portfolio Managers, whose compensation is derived primarily through their equity share in Jacobs Levy, may have an incentive to favor client accounts that pay the firm performance-based compensation or higher fees.
Jacobs Levy manages a number of proprietary accounts alongside client accounts. These proprietary accounts often invest in the same securities that Jacobs Levy recommends to or buys or sells for client accounts (including the fund’s account). Jacobs Levy typically aggregates trades for proprietary and client accounts. These proprietary accounts may have investment objectives and/or strategies which are similar to or different from those of the fund. Jacobs Levy may make investment decisions for proprietary accounts that are not necessarily consistent with the decisions made regarding client investments (including investments for the fund). As such, the performance of these proprietary accounts may differ from the performance of client accounts (including the fund’s account).
Jacobs Levy has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts. Jacobs Levy reviews statistical allocation reports periodically to determine whether accounts are treated, in its view, fairly. The performance of similarly managed accounts is also compared periodically to determine whether there are any unexplained significant discrepancies. In addition, Jacobs Levy has adopted procedures, which, in its view, are reasonably designed to create a fair and equitable allocation of investment opportunities over time among accounts.
Jacobs Levy provides model portfolios to one or more of its clients for which Jacobs Levy does not have investment discretion. Jacobs Levy executes trades for other clients whose accounts utilize the same investment strategy as the model(s). Since Jacobs Levy does not have discretion to execute trades for its model portfolio client(s), it is possible that trading based on the model portfolio will occur at the same or different times for Jacobs Levy’s discretionary clients and for its model portfolio client(s), and therefore that trading conducted for one client will impact the value at which the relevant securities trade for another client.
NINETY ONE NORTH AMERICA, INC.
Sub-Adviser to the International Equity Fund
Ninety One performs investment management and investment advisory services for various clients, including the Fund, many of whom may have differing investment objectives, guidelines, and restrictions. As a result, Ninety One may give advice and take action in the performance of its duties for the Fund that may differ from the advice given, or the timing or nature of action taken, with respect to other clients.
It is also possible that in the course of business, investments for the Fund will overlap with investments for other clients of Ninety One and create a possible conflict of interest in connection with an investment opportunity that may be suitable for multiple accounts, but not available in sufficient quantities for the Fund to participate fully. Because Ninety One provides services to a number of different clients, potential conflicts of interest may also arise related to the amount of time an individual devotes to managing the Fund. Ninety One may also have an incentive to favor some accounts in the allocation of investment opportunities or otherwise treat preferentially those accounts that pay Ninety One a performance-related fee, or a higher fee level or greater fees overall.
To address such conflicts, Ninety One has established a variety of policies and procedures whose goals are to facilitate the fair allocation of investment opportunities. At all times, Ninety One seeks to treat all of its clients in a fair and equitable manner and will act in a manner that Ninety One believes to be in the best interests of clients. Ninety One seeks to ensure that potential or actual conflicts of interest are appropriately resolved, taking into consideration the overriding best interests of its clients. Mr. Lambert and Mr. Child manage multiple accounts for Ninety One, including the Fund. In addition, Mr. Lambert and Mr. Child serve as portfolio managers of certain private investment funds and client accounts that are managed by affiliates of Ninety One. As such, Mr. Lambert and Mr. Child will not devote their full business time to the Fund, but will devote such time as he, in his sole discretion, deems necessary to carry out his role effectively. Mr. Lambert and Mr. Child will make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that he believes is applicable to such accounts.
Mr. Lambert and Mr. Child may on occasion give advice or take action with respect to certain accounts that differs from the advice given or action taken with respect to the Fund (especially where the investment policies differ). Thus, it is possible that the transactions and portfolio strategies Mr. Lambert and Mr. Child may use for various accounts may conflict and affect the prices and availability of the securities and other financial instruments in which the Fund invests. In circumstances where conflicts occur, Ninety One seeks to implement policies to minimize such conflicts and ensure that decisions are made that are fair and equitable to all the accounts involved, in light of the circumstances prevailing at the time and its applicable fiduciary duties.
Potential conflicts of interest may also arise in connection with the knowledge by an employee of either Ninety One and/or an affiliate of Ninety One about the timing of transactions, investment opportunities, broker selection, portfolio holdings and investments. Such employees who have access to the size and timing of transactions may have information concerning the market impact of transactions. Such employees may be in a position to use this information to their possible advantage or to the possible detriment of a client. Ninety One manages these potential conflicts involving employee personal trades by requiring that any personal trade be made in compliance with the Ninety One’s code of ethics.
PENN MUTUAL ASSET MANAGEMENT, LLC
Sub-Adviser to the Fixed-Income Fund

Potential Conflicts of Interest. The Portfolio Managers perform investment management and investment advisory services for multiple accounts, including the Fund. The Portfolio Managers make decisions for each portfolio taking into account the investment objectives, policies, guidelines and other relevant considerations that are applicable to that portfolio. PMAM believes that its written policies and procedures are reasonably designed to minimize potential conflicts of interest and to prevent material conflicts of interest that may arise when managing portfolios for multiple accounts with similar investment objectives. Certain PMAM portfolio managers may also manage the assets of the general account of Penn Mutual and its affiliate insurance companies. PMAM’s policies and procedures provide that the trading of insurance accounts will be performed in a manner that does not give an improper advantage to those accounts to the detriment of any other account managed by PMAM.
PGIM, INC.
Sub-Adviser to the Fixed-Income Fund
Potential Conflicts of Interest. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:
-elimination of the conflict;
-disclosure of the conflict; or
-management of the conflict through the adoption of appropriate policies, procedures or other mitigants.
PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.
•Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
•Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income has an incentive to favor accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product and possibly earn a higher return for our affiliate. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.
•Larger accounts/higher fee strategies - larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).

•Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. Consequently, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.
•Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades in securities of the same kind or class in one direction for an account and in the opposite direction for another account, or it determines not to trade securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.
•Investment at different levels of an issuer’s capital structure— There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when PGIM Fixed Income invest client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities or other investments (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.
When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing (or similar) conflicts of interest will be resolved or managed on a case-by-case basis (including, where determined to be required, by escalating matters to, and seeking direction and guidance from, senior management). Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

•Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchanged-traded funds (ETFs), mutual funds and (through a retirement plan) collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.
•Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa. Furthermore, a non-discretionary/limited discretion client may not be able to participate in trades if there is a delay in receiving such client’s direction or consent. In some cases, when such a client requests additional information prior to giving its direction or consent, PGIM Fixed Income is prohibited from sharing information because, for example, the information is non-public.
How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.
•Each quarter, one or both of PGIM Fixed Income’s co-chief investment officers hold a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. During these meetings, they review and discuss the investment performance and performance attribution for client accounts managed in the strategy. These meetings generally are also attended by the CEO of PGIM Fixed Income, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.
•In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade allocation policy. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: number of new issues allocated in the strategy; size of new issue allocations to each portfolio in the strategy; profitability of new issue transactions; portfolio turnover; and metrics related to large trade activity, which includes block trades. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.
•PGIM Fixed Income has procedures that specifically address conflicts related to its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.
Conflicts Related to PGIM Fixed Income’s Affiliations. As a business unit of PGIM, Inc., an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

•Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or sub-advises for one or more affiliates. In choosing to invest client assets in such affiliated funds, PGIM Fixed Income could be considered to have a financial incentive to prefer investing client assets in such funds instead of in funds, investments or products managed or sponsored by parties that are not affiliated with PGIM Fixed Income. Investments in affiliated funds may, for example, benefit PGIM Fixed Income and/or its affiliates through increasing assets under management and/or fees. Under certain conditions, PGIM Fixed Income may offset, rebate or otherwise reduce its fees or other compensation with respect to investments in affiliated funds; however, this offset, reduction or rebate, if available, will not necessarily eliminate conflicts, as PGIM Fixed Income could nevertheless be considered to have a financial incentive to favor investing client assets in affiliated funds (because, for example, the fee applicable to the affiliated fund is higher than the amount of any fee waiver, investing in such funds would increase assets under management of such funds or could be viewed as being undertaken solely for the purposes of supporting the commercial growth of PGIM Fixed Income or its affiliates’ funds, products or lines of business). Further, if PGIM Fixed Income’s affiliates provide initial funding to or otherwise invest in affiliated funds, PGIM Fixed Income is incentivized to invest client assets in such funds in order to facilitate the redemption of all or part of its affiliates’ interest in such affiliated fund. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit PGIM Fixed Income and/or its affiliate through increasing assets under management and/or fees.
•Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income also has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.
•Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.
▪The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.
▪In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.
▪PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.
•Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (Insurance Affiliates), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.
PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.
Conflicts Related to Financial Interests and the Financial Interests of Affiliates.

Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:
•PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.
•PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.
•PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.
•PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts. For example:
◦Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.
◦To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.
◦Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.
◦In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.
In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.
Conflicts Arising Out of Legal and Regulatory Restrictions.
•At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.
◦In certain instances, PGIM Fixed Income’s ability to buy or sell or transact for one or more client accounts will be constrained as a result of its voluntary or involuntary receipt of material, non-public information (MNPI), various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to invest in, divest securities of or share investment analyses regarding companies for which it possesses MNPI, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.
◦PGIM Fixed Income faces conflicts of interest in determining whether to accept MNPI. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving MNPI about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive MNPI about certain borrowers for its clients that invest in bank loans or private debt instruments, which has restricted its ability to trade in other securities of the borrowers/issuers for its clients that invest in corporate bonds or other public securities.
◦PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.
Conflicts Related to Investment Consultants. Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.
PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.
Other interactions PGIM Fixed Income has with investment consultants include the following:
•it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
◦it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
◦it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
•it sometimes pays for the opportunity to participate in conferences organized by investment consultants.
PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.
A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.
Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain or maintain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.
Conflicts Related to Valuation and Fees. When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when it makes recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income has valuation policies and procedures that it believes mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. This conflict generally does not exist and is further mitigated or eliminated in circumstances where fees are calculated from custodian and/or administrator pricing and not PGIM Fixed Income’s internal valuations.
Conflicts Related to Securities Lending and Reverse Repurchase Fees. In certain cases, when PGIM Fixed Income manages a client account and also serves as securities lending agent and/or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. In cases where PGIM Fixed Income is compensated in this manner, it could be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as securities lending agent and providing reverse repurchase services for the same client, PGIM Fixed Income may be incented to select the option that generates higher proceeds for itself.
Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. Further, for certain PGIM Fixed Income investment professionals, participation interests in the targeted long-term incentive plan constitute a significant percentage of their total long-term compensation. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, one or both of PGIM Fixed Income's co-chief investment officers reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended by the CEO of PGIM Fixed Income, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.
Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.
Conflicts Related to Employee/Investment Professional Trading. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.
Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

PINEBRIDGE INVESTMENTS LLC
Sub-Adviser to the Fixed-Income Fund
PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge's policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge's economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer's capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations. For a more detailed discussion of conflicts of interest, please refer to PineBridge Investment LLC's Form ADV Part 2.
PUTNAM
Sub-Adviser to the Domestic Equity Fund
Potential Conflicts of Interest. Like other investment professionals with multiple clients, the Portfolio Managers, Gerard Sullivan and Arthur Yeager, may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•The trading of other accounts could be used to benefit higher-fee accounts (front-running).
•The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:
•Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
•All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).
•All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•Front running is strictly prohibited.
•The Portfolio Managers may not be guaranteed or specifically allocated any portion of a performance fee.
•As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.
Potential conflicts of interest may also arise when the Portfolio Managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the Portfolio Managers, may also invest in certain pilot accounts. Putnam, and to the extent applicable, the Portfolio Managers will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).
A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Managers consider the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the Fund) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub-advised by Putnam Investment Limited (PIL) will only place trades at an execution-only commission rate, whereas other Putnam accounts may pay an additional amount for research and other products and services (a “bundled” or “full service” rate). Putnam may aggregate trades in PIL accounts with other Putnam accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non-PIL accounts pay a bundled rate, the PIL and other Putnam accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.
“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between the Fund and another Putnam-advised account are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise based on the different goals and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Managers may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.
Under federal securities laws, a short sale of a security by another client of Putnam or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the Fund from participating in the public offering, which could cause the Fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.
The Portfolio Managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts.
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC./
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED
Sub-Adviser to the International Equity Fund
Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.
Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.
Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
TEACHERS ADVISORS, LLC
Sub-Adviser to the Fixed-Income Fund
Portfolio managers of Teachers Advisors, LLC (TAL) may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for the parent company of TAL, Teachers Insurance and Annuity Association of America (TIAA), its affiliated investment advisers, or other client or proprietary accounts (collectively, TAL Accounts), which may raise potential conflicts of interest. TAL has put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates may be involved in certain investment opportunities that have the effect of restricting or limiting Fund participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:
TIAA. TIAA or its affiliates sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the Fixed-Income Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to a TAL Account’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when TAL will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.
The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the Fixed-Income Fund. For example, in certain circumstances where the Fixed-Income Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates for the Fixed-Income Fund and TAL Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of TAL, on behalf of the Fixed-Income Fund or TAL Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, TAL, on behalf of the Fixed-Income Fund or TAL Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when TAL, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
Conflicting Positions. Investment decisions made for the Fixed-Income Fund may differ from, and may conflict with, investment decisions made by TAL or any of its affiliated investment advisers, for TAL Accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if a TAL Account were to sell a significant position in a security while the Fixed-Income Fund maintained its position in that security, the market price of such security could decrease and adversely impact the Fixed-Income Fund’s performance. In the case of a short sale, the selling TAL Account would benefit from any decrease in price. Conflicts may also arise in cases where the Fixed-Income Fund or TAL Accounts are invested in different parts of an issuer’s capital structure. In negotiating the terms and conditions of any such investments, TAL (or, in the case of a TAL Account, an affiliated investment adviser) may find that the interests of the debt-holding Fund (or TAL Account) and the equity-holding TAL Account (or the Fixed-Income Fund ) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt-holding Funds (or TAL Accounts) may be better served by a liquidation of an issuer in which they could be paid in full, while equity-holding TAL Accounts (or the Fixed-Income Fund ) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be the Fixed-Income Fund (or a TAL Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. TAL may seek to avoid such conflicts, and, as a result, TAL may choose not to make such investments on behalf of the Fixed-Income Fund, which may adversely affect the Fixed-Income Fund’s performance if similarly attractive opportunities are not available or identified.
Allocation of Investment Opportunities. Even where TAL Accounts have similar investment mandates as the Fixed-Income Fund, TAL may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more TAL Accounts, but not for the Fixed-Income Fund, or are appropriate for the Fixed-Income Fund but in different amounts, terms or timing than is appropriate for a TAL Account. As a result, the amount, terms or timing of an investment by the Fixed-Income Fund may differ from, and performance may be lower than, investments and performance of a TAL Account.
Aggregation and Allocation of Orders. TAL may aggregate orders of the Fixed-Income Fund and TAL Accounts, in each case consistent with TAL’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating TAL Accounts and the Fixed-Income Fund, TAL may be perceived as causing the Fixed-Income Fund or TAL Account to participate in an aggregated transaction in order to increase TAL’s overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for TAL to disproportionately allocate securities expected to increase in value to certain TAL Accounts at the expense of the Fixed-Income Fund. In addition, the Fixed-Income Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

TAL has adopted procedures designed to mitigate the foregoing conflicts of interest by treating the Fixed-Income Fund and TAL Account it sub- advises or advises fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, TAL’s trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that the Fixed-Income Fund and TAL Accounts are being treated fairly and equitably over time.
VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.
Sub-Adviser to the Domestic Equity Fund
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Vaughan Nelson has adopted policies and procedures to mitigate the effects of each of these conflicts.
WCM INVESTMENT MANAGEMENT, LLC
Sub-Adviser to the International Equity Fund
The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The firm seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The firm seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While WCM has adopted a code of ethics which we believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
In addition, WCM has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Conflicts Associated with Sub-Advisers
The Sub-Advisers have interests and relationships that may create conflicts of interest related to their management of the assets of the Funds allocated to such Sub-Advisers. Such conflicts of interest may be similar to, different from or supplement those conflicts described herein relating to USBAM. For example, because USBAM primarily acts as a manager of advisers with respect to the Funds while the Sub-Advisers engage in direct trading strategies for the assets allocated to them, the Sub-Advisers may have potential conflicts of interest related to the investment of client assets in securities and other instruments that may not apply to USBAM unless USBAM is directly managing a portion of the assets of a Fund, or may apply to USBAM in a different or more limited manner. Such conflicts may relate to the Sub-Advisers’ trading and investment practices, including their selection of broker-dealers, soft-dollar arrangements, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which they have an interest.

A Sub-Adviser may manage or advise multiple accounts (Sub-Adviser’s Accounts) that have investment objectives that are similar to those of the Funds and that may make investments or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization securities, investments in MLPs in the oil and gas industry and initial public offerings/new issues), where the liquidity of such investment opportunities is limited or where a Sub-Adviser limits the number of clients whose assets it manages. The Sub-Advisers have established policies with respect to the Sub-Adviser’s Accounts to mitigate these conflicts.
The Sub-Advisers do not receive performance-based compensation for their investment management activities on behalf of the Funds. However, a Sub-Adviser may simultaneously manage Sub-Adviser’s Accounts for which the Sub-Adviser receives a higher rate of fees or other compensation (including performance-based fees or allocations) than it receives from a Fund. The simultaneous management of Sub-Adviser’s Accounts that pay higher fees or other compensation and the Funds creates a conflict of interest as a Sub-Adviser may have an incentive to favor Sub-Adviser’s Accounts with the potential to receive higher fees to the detriment of a Fund. For instance, a Sub-Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. Certain of the Sub- Advisers may engage in transactions with affiliated brokers as governed by Rule 17e-1 under the 1940 Act. Sub-Advisers may also utilize soft dollars as described under “Investment Advisory Agreement and Sub-Advisory Agreements” above. The Sub-Advisers have adopted policies and procedures that they believe will mitigate the conflicts that may arise from their respective brokerage practices.
To address these potential conflicts, each Sub-Adviser has developed policies and procedures that provide that personnel making portfolio decisions for the Sub-Adviser’s Accounts will make purchase and sale decisions for, and allocate investment opportunities among, the Sub-Adviser’s Accounts (including the Funds) consistent with the Sub-Adviser’s fiduciary obligations.
Additional information about potential conflicts of interest regarding the Sub-Advisers is set forth in each Sub-Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2A of Each Sub-Adviser and USBAM’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Portfolio Manager Compensation Structure and Methods
Investment Adviser (All Funds): The Investment Adviser compensates the Funds’ portfolio managers through a base salary and an annual bonus. The bonus is determined based on the profitability of the Investment Adviser; each business unit’s contribution to the overall profitability of the Investment Adviser; and each individual’s contribution to the business unit’s success, which includes an assessment of qualitative and quantitative performance of client accounts. Portfolio managers that serve as managing directors are expected to purchase additional stock in the Investment Adviser as part of the bonus process.
Acadian Asset Management, LLC (International Equity Fund): Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership. Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in our equity strategies is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability. This helps to ensure an “even playing field” as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.
Aristotle Atlantic Partners, LLC (Domestic Equity Fund): All investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle Atlantic is an equity partner of the firm and receives a portion of the overall profits of Aristotle Atlantic as part of his ownership interest. Aristotle Atlantic’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.
Aristotle Capital Management, LLC (International Equity Fund): All investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle Capital is an equity partner of the firm and receives a portion of the overall profits of Aristotle Capital as part of his ownership interest. Aristotle Capital’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.
Brown Brothers Harriman & Co. (Fixed-Income Fund): Mr. Hohmann is a Partner of BBH&Co. As a Partner, most of his compensation is linked directly to the profits of BBH&Co. through a working interest in BBH&Co.’s profits and a return on capital invested in BBH&Co. Mr. Hohmann’s working interest is set at the beginning of each calendar year by BBH&Co.’s Executive Committee based on his overall contribution to BBH&Co., including the investment performance and profitability of the Funds and other funds and accounts that he manages and co-manage. Mr. Hohmann has also invested capital in BBH&Co. and receives an annual return on his invested capital that fluctuates each year based on the overall profits of BBH&Co. Mr. Hohmann is also paid a salary.
Mr. Hofer is a Principal of BBH&Co. He receives a fixed base salary that is based on his individual experience and performance and which is consistent with the salaries paid to other Principals of BBH&Co. In addition, he receives incentive compensation (Incentive Compensation) which includes an annual bonus (Annual Bonus), a share in BBH&Co. profits that is allocated to all Principals of BBH&Co., and participation in a profit-sharing plan that applies to all BBH&Co. employees. The Annual Bonus is based on their performance, the investment performance of their respective Funds and other portfolios co-managed by Mr. Hofer, and his leadership, collaboration, and communication skills, A portion of the Incentive Compensation is awarded through participation in a long term incentive plan that vests over time, and the remainder is paid in cash.
Jacobs Levy Equity Management, Inc. (Domestic Equity Fund): Each portfolio manager receives a fixed salary and a percentage of the profits of Jacobs Levy, which is based upon the portfolio manager’s ownership interest in the firm. Jacobs Levy’s profits are derived from the fees the firm receives from managing client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (basic fee). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. In some cases, the basic fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the basic fee and a percentage of the profits in excess of a benchmark.
Ninety One North America, Inc. (International Equity Fund): The allocated portion of the Fund’s portfolio managed by Ninety One is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Ninety One’s allocated portion of the Fund’s portfolio are Mr. Ben Lambert and Mr. Adam Child.
Compensation. The structure for investment professionals typically includes fixed pay, pension contributions (where relevant), employee benefits and may also include annual discretionary variable compensation, which can include both cash and deferred elements.
Fixed pay, pension contributions, and employee benefits
Fixed remuneration (including salaries) is reviewed annually and designed to reflect the relative skills and experience of, and contribution made, by each employee.
Employee benefits include:
•Life and permanent health insurances and medical cover, which vary according to local market norms.
•Employer pension contributions (where relevant) are based on annual salary only and not on other fixed remuneration, bonuses or the value of other benefits. No discretionary pension benefits are paid.
Discretionary annual variable compensation

Ninety One operates an annual discretionary cash bonus scheme and an annual discretionary deferred bonus scheme. The primary determinant of the variable compensation pool available for distribution is Ninety One’s own annual profit. Given our business is oriented towards meeting the long-term objectives of our clients, there are no significant fluctuations in profit levels (and therefore bonus pools) year on year. The pool is divided between the business divisions based on considerations of both financial and non-financial performance.
Currently, all Ninety One employees are eligible to be considered for a cash bonus payment under the scheme. Any payments made under the scheme are at the discretion of Ninety One and based on a number of qualitative and quantitative factors including multi-year performance and non-financial metrics such as compliance and risk awareness.
Where Ninety One’s financial performance is subdued or negative, total variable remuneration would be contracted in line with weaker financial results, taking into account both current remuneration and potential reductions in payouts of amounts previously earned. Ninety One’s total variable remuneration should therefore not limit its ability to strengthen its capital base as it is paid out of profits. This structure has been a key contributor to the long-term success of Ninety One and encourages our employees to behave like owners. Ninety One believes in aligning the long-term interests of clients, shareholders, and employees.
Deferred bonus scheme
Participation in the deferred bonus scheme is determined on an annual basis at the discretion of Ninety One Remuneration Committee based on the roles of individual employees. The purpose of the deferred bonus scheme is to retain key employees and to provide better alignment of the interests with both clients and Ninety One.
The conditions for participation in the deferred bonus scheme are determined annually based on the remuneration requirements. This will take into consideration local market remuneration practices and compliance with relevant regulations.
The deferred bonus awards are made in the form of a combination of investments into:
•Investment funds managed by Ninety One, with specific allocations (normally 50%) for portfolio managers and analysts into the funds for which they are responsible; and
•Listed shares in Ninety One (normally allocations of at least 25%).
The deferral period is just over three years and awards are only paid out under specific listed conditions. The awards do not accrue to the employee until the end of the deferral period. For deferrals into investment funds, these awards remain both assets and liabilities on the balance sheet of Ninety One until that time.
Employees forfeit their allocations if they resign or their employment terminates prior to the vesting date unless discretion is otherwise exercised by Ninety One. Any sums deferred would be subject to forfeiture in the event of serious compliance or risk breach, or termination for gross misconduct prior to the end of the deferral period.
Ninety One Equity Participation Programme
In August 2013, key employees of Ninety One acquired a 15% stake in the business, ultimately through a trust structure in which each participant owns a portion of the underlying trust assets. This structure locks in key talent and aligns employees' interests with the interests of the firm as a whole, our shareholders, and our clients. As of 31 March 2024, the stake has increased to approximately 31%.
Penn Mutual Asset Management, LLC (Fixed Income Fund): PMAM portfolio managers’ compensation consists of a base salary, which is reviewed and adjusted annually, in addition to an annual bonus program.
Incentive compensation for the Firm’s investment professionals is based entirely on team-oriented goals and performance. The compensation structure encourages team members to think broadly and identify best relative value across all fixed income sectors/securities and structure promotes short- and long-term decision making that is in the best interest of our clients and the Firm.
Additionally, the corporate governance of Penn Mutual has designed a framework to oversee the compensation of leadership across the Penn Mutual affiliates. This includes a Compensation Management Committee comprised of employees of Penn Mutual to provide assurance that compensation is reasonable and incentivizes our values, as referred to as Our Shared Commitment.

PGIM, Inc. (Fixed-Income Fund): Compensation. The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM Fixed Income is allocated an overall incentive pool based on the investment and financial performance of the business. Incentive compensation for investment professionals, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.
The PGIM Fixed Income unit within PGIM Limited (PGIM Fixed Income (U.K.)) has adopted a remuneration policy in relation to activities conducted through the entities authorized and regulated by the FCA in the United Kingdom. The remuneration policy is intended to be compliant with the United Kingdom’s Investment Firms Prudential Regime (IFPR) and governs the remuneration of PGIM Fixed Income (U.K.) staff and “material risk takers” of PGIM Fixed Income (U.K.) including those that are based outside the United Kingdom.
An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:
•business initiatives;
•the number of investment professionals receiving a bonus and related peer group compensation;
•financial metrics of the business relative to those of appropriate peer groups; and
•investment performance of portfolios: relative to appropriate peer groups; and/or as measured against relevant investment indices.
Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of the particular alternative investment strategies or commingled investment vehicles they manage. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based (as applicable) on the performance of either a composite of particular alternative investment strategies or a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The CEO of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc. Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.
PineBridge Investments LLC (Fixed-Income Fund): Compensation for all PineBridge Portfolio Managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a Portfolio Manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a Portfolio Manager’s individual performance and the overall performance of PineBridge. In assessing individual performance of Portfolio Managers, both qualitative performance measures and also quantitative performance measures assessing the management of a Portfolio Manager’s funds are considered. A Portfolio Manager may be offered a long-term incentive/performance unit plan (LTI) to share in the long-term growth of the company. The LTI Plan allows for the granting of incentive units representing equity interests in the company with the main objective of attracting and retaining talent, incentivizing employee long-term performance and ensuring employee alignment of interests with the firm’s long-term vision and goals.

Putnam (Domestic Equity Fund): Portfolio Managers are evaluated and compensated across specified products they manage, in part, based on their performance relative to the applicable benchmark, based on a blend of 3-year and 5-year performance, or, if shorter, the period of time that the portfolio manager has managed the product. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component. Each Portfolio Manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance.
Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience. For this Fund, Putnam evaluates performance based on the Fund’s pre-tax return relative to its benchmark, Russell 3000®Index.
Schroder Investment Management North America Inc./Schroder Investment Management North America Limited (International Equity Fund): Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders’ employees. A limited number of fund managers may also receive awards under a long-term incentive program, aimed at recognizing key talent and sustained performance and potential. In addition, certain employees, typically those in the private markets division of Schroders, may also be eligible to participate in carried-interest sharing arrangements, which further enhance long-term retention and alignment to investment performance.
Base salary of Schroders’ employees is determined by reference to the level of responsibility inherent in the role and the skills and experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at lower earners, for whom fixed compensation comprises a more significant portion of total compensation, as well as employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.
Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their Funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of Funds under management and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Non-financial performance metrics, including adherence to effective risk management, also form a significant part of the performance assessment process which is considered in determining the individual’s bonus award. Schroders assesses each employee’s performance across three key areas: Business Excellence, Behavioral Excellence and Conduct, taking into account factors such as leadership, contribution to other parts of the business, and identifying those whose behavior exemplifies our corporate values of excellence, integrity, teamwork, passion, and innovation. For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds.
These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.
Teachers Advisers, LLC (Fixed-Income Fund): Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in TAL and its affiliate Nuveen Asset Management, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution.
Vaughan Nelson Investment Management, L.P. (Domestic Equity Fund): The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success. Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan. All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to:
•Performance of the strategy managed (both absolute and relative to peers)
•Amount of revenue derived from the strategy managed
•Contribution to the development and execution of the firm’s investment philosophy and process
•Participation and effectiveness in performing client service activities and marketing initiatives
The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements. The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the IRS limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer. There is no distinction for purposes of compensation between the Fund and any other accounts managed.
WCM Investment Management, LLC (International Equity Fund): Compensation for all WCM portfolio management personnel consists of both a salary and a bonus component. Salary levels are based on the individual’s degree of industry tenure, experience, and responsibilities at WCM. The bonus component is discretionary based on the portfolio manager’s individual performance and the overall performance of WCM, taking into account both qualitative and quantitative performance measures in the management of their funds and other responsibilities. Bonuses are calculated based on a combination of factors, including, assets under management and company profitability. Portfolio managers may also receive long-term incentive bonus in the form of shares of WCM. Employees are also eligible to participate in a 401(k) program which has a company match that includes a contribution based on the profitability of WCM.

Disclosure of Securities Ownership
As of September 30, 2024, unless provided otherwise, the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of a portfolio manager’s holdings in each Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or each $1,000,000).

Portfolio Manager	Name of Fund	Dollar Range Of Equity Securities In the Funds Managed by the Portfolio Manager
John Spagnola (USBAM)	First American Multi-Manager Domestic Equity Fund	None
	First American Multi-Manager International Equity Fund	None
	First American Multi-Manager Fixed-Income Fund	None
Surya Pisapati (USBAM)	First American Multi-Manager Domestic Equity Fund	None
	First American Multi-Manager International Equity Fund	None
	First American Multi-Manager Fixed-Income Fund	None
Kenneth Schiebel (USBAM)	First American Multi-Manager Domestic Equity Fund	None
	First American Multi-Manager International Equity Fund	None
	First American Multi-Manager Fixed-Income Fund	None
Patrick Mahoney (USBAM)	First American Multi-Manager Domestic Equity Fund	None
	First American Multi-Manager International Equity Fund	None
	First American Multi-Manager Fixed-Income Fund	None
James Palmer (USBAM)	First American Multi-Manager Fixed-Income Fund	None
	First American Multi-Manager Fixed-Income Fund	None
	First American Multi-Manager Fixed-Income Fund	None
Gerard Sullivan (Putnam)	First American Multi-Manager Domestic Equity Fund	None
Arthur Yeager (Putnam)	First American Multi-Manager Domestic Equity Fund	None
Geoffrey S. Stewart (Aristotle)	First American Multi-Manager International Equity Fund	None
Sean M. Thorpe (Aristotle)	First American Multi-Manager International Equity Fund	None
Ben Lambert (Ninety One)	First American Multi-Manager International Equity Fund	None
Adam Child (Ninety One)	First American Multi-Manager International Equity Fund	None
Tom Wilson (Schroders)	First American Multi-Manager International Equity Fund	None
Waj Hashmi (Schroders)	First American Multi-Manager International Equity Fund	None

Robert Davy (Schroders)	First American Multi-Manager International Equity Fund	None
James Gotto (Schroders)	First American Multi-Manager International Equity Fund	None
Nicholas Fields (Schroders)	First American Multi-Manager International Equity Fund	None
Rollo Roscow (Schroders)	First American Multi-Manager International Equity Fund	None
Sanjay Ayer (WCM)	First American Multi-Manager International Equity Fund	None
Paul R. Black (WCM)	First American Multi-Manager International Equity Fund	None
Michael B. Trigg (WCM)	First American Multi-Manager International Equity Fund	None
Jon Tringale (WCM)	First American Multi-Manager International Equity Fund	None
Chris D. Wallis (Vaughan Nelson)	First American Multi-Manager Domestic Equity Fund	None
Scott J. Weber (Vaughan Nelson)	First American Multi-Manager Domestic Equity Fund	None
Neil Hohmann (BBH)	First American Multi-Manager Fixed-Income Fund	None
Andrew Hofer (BBH)	First American Multi-Manager Fixed-Income Fund	None
Chris Ling (BBH)	First American Multi-Manager Fixed-Income Fund	None
Robert A. Vanden Assem (PineBridge)	First American Multi-Manager Fixed-Income Fund	None
Dana G. Burns (PineBridge)	First American Multi-Manager Fixed-Income Fund	None
Mark Heppenstall (PMAM)	First American Multi-Manager Fixed-Income Fund	None
Zhiwei Ren (PMAM)	First American Multi-Manager Fixed-Income Fund	None
Greg Zappin (PMAM)	First American Multi-Manager Fixed-Income Fund	None
Richard Piccirillo (PGIM)	First American Multi-Manager Fixed-Income Fund	None
Gregory Peters (PGIM)	First American Multi-Manager Fixed-Income Fund	None
Lindsay Rosner (PGIM)	First American Multi-Manager Fixed-Income Fund	None
Richard Piccirillo (PGIM)	First American Multi-Manager Fixed-Income Fund	None
Gregory Peters (PGIM)	First American Multi-Manager Fixed-Income Fund	None
Matthew Angelucci (PGIM)	First American Multi-Manager Fixed-Income Fund	None
Tyler Thorn (PGIM)	First American Multi-Manager Fixed-Income Fund	None
Stephen M. Liberatore (Teachers)	First American Multi-Manager Fixed-Income Fund	None

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN
Administrator
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (Fund Services or Transfer Agent), serves as administrator, transfer agent, and index receipt agent for the Funds. Fund Services’ principal address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. Pursuant to Fund Servicing Agreements, Fund Services provides the Trust with administrative and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund Shares. As compensation for the administration and accounting services, the Funds pay Fund Services a fee based on each Fund’s average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
Prior to October 10, 2023, State Street Bank and Trust Company (State Street), whose principal business address is One Lincoln Street, Boston, Massachusetts 02111, served as the administrator, fund accountant, transfer agent and custodian to the Funds.

The table below shows the fees paid to State Street, the Funds' previous administrator and fund accountant, and Fund Services for fund accounting services and fund administration services, for the last three fiscal years ended September 30.

Name of Fund	2022[1]	2023[1]	2024[2,3]
First American Multi-Manager Domestic Equity Fund	$165,339	$198,053	$202,381
First American Multi-Manager International Equity Fund	$146,904	$172,032	$231,644
First American Multi-Manager Fixed-Income Fund	$378,146	$433,804	$526,294
1 Fees paid to State Street.
2 Fees paid to State Street for the period October 1, 2023 through October 9, 2023.
3 Fees paid to Fund Services for the period October 10, 2023 through September 30, 2024.
Transfer Agent
Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund's transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement between Fund Services and the Funds dated October 10, 2023. Pursuant to the Transfer Agency and Shareholder Servicing Agreement, the Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum per share class fee. These fees are charged to each Fund based on the number of accounts within the Fund. The Fund reimburses Fund Services for out-of-pocket expenses incurred in providing transfer agent services.
Prior to October 10, 2023, State Street, whose principal business address is One Lincoln Street, Boston Massachusetts 02111, served as the transfer agent to the Funds.
Custodian
U.S. Bank, National Association (Custodian), whose principal business address is 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, provides custody services to the Funds pursuant to a custody agreement.
The Custodian may maintain custody of such assets with U.S. and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board. Assets of the Funds are not held by the Investment Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, sub-custodian or foreign custodians in a securities depository, clearing agency or omnibus customer account. The Board has appointed U.S Bank National Association as the Funds’ foreign custody manager. U.S Bank National Association is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of the Funds, subject to the oversight of the Board. The Board has also delegated the responsibility of selecting, contracting with and monitoring foreign sub-custodians to the Investment Adviser.

DISTRIBUTOR
The Trust, on behalf of the Funds, has entered into a Distribution Agreement with the Distributor, with principal offices at 60 Livingston Avenue, EP-MN-WN3C, Saint Paul, MN 55107. The Distributor, an affiliate of USBAM, offers shares of each Fund on a continuous basis.
The Distributor furnishes the services of its personnel to carry out its obligations under the Distribution Agreement at its own expense and without additional cost to the Funds. Under the Distribution Agreement, the Distributor is responsible for using its best efforts to promote the sale of shares, but is not obligated to sell any certain number of shares.
The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two (2) years initially and thereafter shall continue from year to year, subject to annual approval (i) by a vote of (a) a majority of the outstanding voting securities of each Fund, or (b) the Board, and (ii) by a vote of a majority of the members of the Board who are not parties to the Distribution Agreement or interested persons of any parties to the Distribution Agreement (other than as members of the Board), cast in person at a meeting called for the purpose of voting on the Agreement.
The Distribution Agreement may be terminated by any Fund at any time, without the payment of any penalty, (i) by a vote of the Board or by vote of a majority of the outstanding shares of the Trust or a Fund on 90 days’ written notice to the Distributor; or (ii) by the Distributor on ninety (90) days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.
The Distributor or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including retirement plan sponsors, administrators, and service providers (including affiliates of the Distributor). A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, the Distributor or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of the Distributor, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations, the Distributor or an affiliate may pay or allow other incentives or payments to intermediaries.
An affiliate of a Fund may also make payments and reimbursements from its own resources to certain intermediaries for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. The Distributor or an affiliate may also make payments to banks, broker-dealers and other service providers (who may be affiliated with the Distributor) for distribution-related activities and/or shareholder services. If you have purchased shares of the Fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from the Investment Adviser, the Distributor and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.
Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.
The Funds may enter into distribution agreements, shareholder servicing agreements or administrative agreements (Agreements) with certain financial institutions (Service Organizations) to perform certain distribution, shareholder servicing, administrative and accounting services for their customers (Customers) who are beneficial owners of shares of the Funds. A Service Organization (for example, a mutual fund supermarket) includes any broker-dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Funds and/or the Investment Adviser. A Service Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Service Organization and the Customer, with respect to the cash management or other services provided by the Service Organization: (1) account fees (a fixed amount per month or per year); (2)

transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A Customer of a Service Organization should read the Prospectus and SAI in conjunction with the service agreements and other literature describing the services and related fees that will be provided by the Service Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the services of Service Organizations.
DISTRIBUTION AND SHAREHOLDER SERVICE PLANS
Each Fund has adopted a Distribution and Shareholder Services Plan (collectively, the “Plans”), pursuant to Rule 12b--1 under the 1940 Act, with respect to its Advisor Class and Class R. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by FINRA. However, no Rule 12b-1 plan fee is currently charged to the Funds, and there are no current plans in place to impose a Rule 12b-1 plan fee.
In the event Rule 12b-1 plan fees are charged in the future, under the Plans, each Fund may pay an aggregate amount on an annual basis not to exceed 0.25% and 0.50% of the value of the Fund’s average daily net assets attributable to the Advisor Class and Class R, respectively, for services provided under the Plans. The fee may be paid to Service Organizations and/or others for providing services primarily intended to result in the sale of Advisor Class and Class R shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Advisor Class and Class R.
Services under the Plans include the distribution of shares, the processing of shareholder transactions, other shareholder services not covered by each Fund’s transfer agent, advertisement, printing costs and website costs.
The Plans are compensation plans, which provide for the payment of a specified fee without regard to the actual expense incurred by the Distributor. If the Plans were terminated by the Board and successor plans were adopted, each Fund would cease to make payments under the Plans and the Distributor would be unable to recover any unreimbursed expenses. The Plans are intended to benefit each Fund, among other things, by increasing their respective assets through sales and marketing and retaining existing assets by providing shareholder services both of which will help maintain and potentially reduce a Fund’s expense ratio.
The Plans will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of such Plans. The Plans may be terminated at any time, without penalty, by vote of a majority of the Trustees or by a vote of a majority of the outstanding voting shares of the Fund that have invested pursuant to such Plans. No Plans may be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund. Material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.
No interested person of the Funds or any Independent Board member has any direct or indirect financial interest in the operation of the Plans except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans.
As stated in the Prospectus, the Investment Adviser may, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries that distribute shares of the Funds. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase a Fund’s shares or the amount the Fund receives as proceeds from such sales. However, these payments, which are in addition to Rule 12b-1 fees, may create an incentive for your financial intermediary to sell and recommend certain investment products, including the Funds, over other products for which it may receive less compensation. You may contact your financial intermediary if you want information regarding the payments it receives.
The Investment Adviser or the Distributor may compensate certain dealers that satisfy certain criteria established from time to time by the Investment Adviser or the Distributor relating to the level or type of services provided by the dealer, the sale or expected sale of significant amounts of Fund shares, or other factors.
Distribution Fees Paid Under the 12b-1 Distribution Plan

No distribution and service fees and expenses were paid to the Distributor for the last three fiscal years ended September 30 with respect to the Advisor Class and Class R of any Fund.
BROKERAGE TRANSACTIONS
The Advisory Agreement and each Sub-Advisory Agreement authorizes the Investment Adviser and each Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. A Fund may incur expenses in connection with its transactions. When selecting brokers and dealers to effect these transactions on behalf of the Funds, the Investment Adviser and each Sub-Adviser will seek best execution, taking into account factors such as, but not limited to, price, size of order, difficulty of execution and the operational facilities of the broker or dealer.
Transactions on stock exchanges typically involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser and Sub-Advisers are to consider all factors they deem relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser and Sub-Advisers may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or Sub-Advisers, or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities.
The Sub-Advisers also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Sub-Advisers use soft dollars, they will not have to pay for those products or services themselves. The Adviser and Sub-Advisers may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and the research will not be paid for by the Sub-Advisers.
The Sub-Advisers and their affiliates may also receive products and services that provide both research and non-research benefits to them “mixed-use items). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Sub-Advisers must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Sub-Advisers, as the case may be, will pay for the non-research portion of the mixed-use items with hard dollars.
Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Sub-Advisers and does not reduce the advisory fees payable to the Investment Adviser by the Funds or the Sub-Advisory fees paid by the Investment Adviser to the Sub-Advisers. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.
Transactions on U.S. stock exchanges, and increasingly equity securities traded OTC, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. OTC transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many OTC issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser and Sub-Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.
Transactions between the Funds and their Sub-Advisers and certain of the Sub-Advisers’ affiliates are exempted from Section 17(a) of the 1940 Act if the following conditions are met: (1) a Sub-Adviser or its affiliate is not, and is not an affiliated person of, an Investment Adviser responsible for providing advice with respect to the portion of a Fund for which the transaction is entered into, or of any promoter, underwriter, officer, director, member of an advisory board, or employee of the Fund and (2) the advisory contracts of the Sub-Adviser that is (or whose affiliated person is) entering into the transaction, and any Sub-Adviser that is advising the Fund (or portion of the Fund) entering into the transaction: (i) prohibit them from consulting with each other concerning transactions for the Fund in securities or other assets; and (ii) if both such Sub-Advisers are responsible for providing investment advice to the Fund, limit the Sub-Advisers’ responsibility in providing advice with respect to a discrete portion of the Fund’s portfolio. The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser or Sub-Advisers, as the case may be, believe such practice to be in a Fund’s interests.
On occasions when the Investment Adviser or Sub-Advisers deem the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by the Investment Adviser or Sub-Adviser, the Advisory Agreement and each Sub-Advisory Agreement provide that the Investment Adviser and Sub-Advisers, respectively, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser and Sub-Advisers in the manner they consider to be most equitable and consistent with their obligations to the Fund and its respective other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreement and each Sub-Advisory Agreement permit the Investment Adviser and Sub-Advisers, respectively, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s or Sub- Adviser’s opinion of the reliability and quality of the broker or dealer.
Other accounts managed by the Investment Adviser or a Sub-Adviser may own, from time to time, some of the same investments as a Fund. Investment decisions for a Fund are made independently from those of other accounts managed by the Investment Adviser and Sub-Advisers; however, from time to time, the same investment decision may be made for multiple Investment Adviser or Sub-Adviser accounts.
Each Fund’s specific portfolio composition will be influenced by a number of factors, including, but not limited to, a Fund’s investment guidelines, the Fund’s specific terms and conditions and the investment judgment of the portfolio manager. The Investment Adviser and Sub-Advisers manage other accounts with investment mandates that may overlap or conflict with the investment strategies pursued by a Fund, as both the Fund and the accounts may be eligible to participate in the same investment opportunities. Additionally, interests in certain investments are generally offered in private offerings and it is not uncommon for such investments to become closed or limited with respect to new investments due to size constraints or other considerations. Moreover, each Fund or the other accounts managed by the Investment Adviser and Sub-Advisers may not be eligible or appropriate investors in all potential investments. As a result of these and other factors, a Fund may be precluded from making a specific investment or may reallocate existing investments among the other accounts managed by the Investment Adviser and Sub-Advisers. These decisions will be made by the Investment Adviser and Sub-Advisers taking into consideration the respective diversification guidelines, investment objectives, existing investments, liquidity, contractual commitments or regulatory obligations and other considerations applicable to the Fund and the other accounts managed by the Investment Adviser and Sub-Advisers. However, there likely will be circumstances where a Fund is unable to participate, in whole or in part, in certain investments to the extent it would participate absent allocation of an investment opportunity among a Fund and the other accounts managed by the Investment Adviser and Sub-Advisers. In addition, it is likely that a Fund’s portfolio and those of other accounts managed by the Investment Adviser and Sub-Advisers will have differences in the specific investments held in their portfolios even when their investment objectives are the same or similar. Such differences may be magnified by the particular approach utilized by accounts managed by the Investment Adviser and Sub-Advisers in their selection of investments. These and other distinctions will result in differences in portfolio performance between a Fund and the other accounts managed by the Investment Adviser and Sub-Advisers.
When two or more accounts managed by the Investment Adviser and the Sub-Advisers seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among a Fund and such other accounts on a good faith equitable basis, usually on a pro rata basis, by the Investment Adviser or the applicable Sub-Adviser in its discretion and in accordance with the various investment objectives of the accounts managed by the Investment Adviser and Sub-Advisers. Such allocations are based upon the written procedures of the Investment Adviser and Sub-Advisers, which have been reviewed and approved by the Board. In some cases, this system may adversely affect the price or size of the position obtainable for a Fund. In other cases, however, the ability of a Fund to participate in volume transactions may produce better execution for the Fund. This advantage, when combined with the other benefits available due to the Investment Adviser's and the Sub-Advisers’ organizations, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
The Funds may invest a portion of their assets outside the United States and anticipate that their brokerage transactions involving non-U.S. securities of companies domiciled in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although the Funds each seek the best net results in effecting its portfolio transactions, transactions on non-U.S. exchanges may be subject to fixed commissions that are higher than commissions on transactions on U.S. exchanges.
No trades will be executed with the Investment Adviser, a Sub-Adviser, its affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities, except that the Investment Adviser or a Sub- Adviser may effect cross-trades provided that they are conducted at market price and absent any commission.
The table below shows information on brokerage commissions paid by each Fund for the last three fiscal years ended September 30, all of which were paid to entities that are not affiliated with the Funds or the Investment Adviser or Sub-Advisers

Fund	2022	2023	2024
First American Multi-Manager Domestic Equity Fund	$146,056	$121,165	$240,674
First American Multi-Manager International Equity Fund	$478,480	$422,921	$639,886
First American Multi-Manager Fixed-Income Fund	$56,937	$58,996	$50,933
Affiliated Brokers. During the fiscal year or period ended September 30, 2024, the Funds did not pay any commissions to any affiliated brokers.
Directed Brokerage (Research Services). The table below shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2024. Funds that are not listed paid no brokerage commissions to firms that provided such services.

Fund	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
First American Multi-Manager Domestic Equity Fund	$43,599	$194,717,601
First American Multi-Manager International Equity Fund	$383,863	$778,665,700
First American Multi-Manager Fixed-Income Fund	$0	$0

Regular Broker Dealers. Each Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of their most recent fiscal year and state the value of such holdings. As of September 30, 2024, the Funds held securities of the following regular brokers or dealers:

Name of Fund	Name of Broker or Dealer	Aggregate Value of Holdings as of September 30, 2024
First American Multi-Manager Domestic Equity Fund	Bank of America Corp. JPMorgan Chase & Co.	$2,109,389 $8,564,290
First American Multi-Manager International Equity Fund	ABN AMRO Bank NV Banco Bradesco SA Banco BTG Pactual SA Banco Santander Barclays PLC BNP Paribas SA Deutsche Bank AG Itau Unibanco Holding SA UBS Group AG	$281,232 $396,860 $505,491 $58,543 $3,920,626 $777,858 $368,388 $1,476,247 $3,338,721
First American Multi-Manager Fixed-Income Fund	Bank of America Corp. Barclays PLC The Goldman Sachs Group, Inc. JP Morgan Chase & Co. UBS Group AG Wells Fargo and Co.	$7,684,922 $3,686,326 $3,772,105 $13,085,407 $6,682,117 $6,033,621
Portfolio Turnover. Portfolio turnover rates for the fiscal years ended September 30, 2023 and 2024 were as follows:

Fund	2023	2024
Domestic Equity Fund(1)	52%	103%
International Equity Fund(1)	68%	105%
Fixed-Income Fund	100%	103%
(1) Portfolio turnover rate for the year ended September 30, 2024 increased primarily due to changes in the exchange-traded funds in which a significant portion of the Fund was invested.
A Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Investment Adviser believes investment considerations warrant such sale or purchase. Although certain Funds will use an indexing approach for a portion of its respective Portfolio, such Funds may engage in a substantial number of portfolio transactions. With respect to these Funds, the rate of portfolio turnover will be a limiting factor when the Investment Adviser considers whether to purchase or sell securities for a Fund only to the extent that the Investment Adviser will consider the impact of transaction costs on a Fund’s tracking error. Portfolio turnover may vary greatly from year to year as well as within a particular year. Higher portfolio turnover (over 100%) results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. The sale of a Fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.
VALUATION AND DETERMINATION OF NET ASSET VALUE
The NAV of a Fund is the value of a single share. The NAV is computed by adding the value of the Fund's investments, cash, and other assets, subtracting the Fund's liabilities, and dividing the result by the number of shares of that class that are outstanding.
Each Fund’s shares are valued as of a particular time (Valuation Time) on each day that the New York Stock Exchange (NYSE) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Valuation Time may be changed in case of an emergency or if the NYSE closes other than at a time of 4:00 p.m. Eastern time. As of the date of this SAI, the NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday/Presidents Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
As permitted under Rule 2a-5, the Board designated U.S. Bancorp Asset Management, Inc., the Investment Adviser of the Funds, to serve as the Funds’ valuation designee. The Investment Adviser, as valuation designee, carries out its day-to-day fair value responsibilities required under Rule 2a-5 through its Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policy and the Adviser’s valuation procedures (together, the “Valuation Policy and Procedures”), which have been approved by the Board.
Shares of open-end investment companies held by the Funds are valued at the open-end investment companies' NAVs (the prospectuses for such investment companies contain information on those investment companies’ fair valuation procedures and the effects of fair valuation).
Generally, other portfolio securities and assets held by the Funds are valued as follows:
Most equity securities are valued at the last quoted sale price or official closing price as reported by a third-party pricing vendor on the primary market or exchange on which the security is principally traded. If the security has not traded on such date, securities are valued at the last quoted bid price or may be valued using the last available price.
Fixed income securities are valued at the quoted bid for such securities.
Short-term debt obligations with sixty (60) days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the applicable Fund if acquired within sixty (60) days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.
Options which are traded on exchanges are valued at their mean price as of the close of such exchanges and as reported by the pricing service. Futures which are traded on exchanges are valued at their settle price as of the close of such exchanges and as reported by the pricing service. If an options or futures exchange closes later than 3:00 p.m. Central time, the options or futures traded on it are valued based on the mean between the most recent bid and asked prices as of 3:00 p.m. Central time.
Portfolio securities that are primarily traded on a foreign securities exchange are generally valued at the U.S. dollar equivalent of the preceding closing values for the securities on their exchanges. If an investment is valued in a currency other than U.S. dollars, its value shall be converted into U.S. dollars at the mean of the last available bid and offer prices of such currencies against U.S. dollars quoted on a valuation date by any recognized dealer.
The Funds have engaged a fund accountant and pricing agent (Accounting Services Provider) to calculate, under the Investment Adviser’s oversight, each Fund’s daily NAV on each Valuation Date. On each Valuation Date, the Accounting Services Provider will price all the securities and other assets (Securities) held by the Funds by obtaining market quotations and valuations from (i) sources that receive their prices directly from the primary exchange in which the security is listed (each, an Independent Pricing Source); (ii) third-party vendors selected by the Investment Adviser (Approved Vendors); and (iii) the Valuation Committee and other sources in accordance with the Approved Vendors and the Valuation Policy and Procedures.
When market quotations are not readily available or where the Investment Adviser believes the security’s last price may not reflect its actual fair market value, the security or asset is valued at fair value. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Valuation Committee of the Investment Adviser, after consulting with the applicable Sub-Adviser, will consider appropriate factors relevant to the value of the security to determine such security’s fair value.
TAXATION OF THE FUNDS
The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This “Taxation of the Funds” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.
Taxation of the Fund. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
•Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
•Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).
•Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.
The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.
Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short- term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors — Capital gain dividends” and “ — Interest-related dividends and short- term capital gain dividends” below.
Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.
The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of late year losses. The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions - Distributions of capital gains” below). A "qualified late year loss” includes:
(i)any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and

(ii)the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.
Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year , and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” that would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See, “Taxation of Fund Distributions – Pass-through of foreign tax credits”.
Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Qualified dividend income for individuals” and “Dividends-received deduction for corporations.”
Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Portfolio Transactions-Investments in U.S. REITs” below).
Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the U.S., or (ii) are eligible for benefits under certain income tax treaties with the U.S. that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the U.S. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least sixty-one (61) days during the 121-day period beginning sixty (60) days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least sixty-one (61) days during the 121-day period beginning sixty (60) days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
Qualified REIT dividends. Under the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the RIC shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses.
Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally forty-six (46) days during a 91-day period beginning forty-five (45) days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.
Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Pass through of foreign tax credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities lending” below.
Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the TCJA, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
U.S. government securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Sales, Exchanges and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.
When required to report cost basis, the Fund will calculate it using the Fund’s default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.
The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.
The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.
Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within thirty (30) days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.
Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than ninety-one (91) days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.
Conversion of shares into shares of the same Fund. The conversion or exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.
Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain fixed income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero-coupon security or payment-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.
Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.
Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short- term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment- type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.
Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the U.S., which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income. These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non- REIT strategy.
Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.
Investments in securities of uncertain tax character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:
•provide your correct social security or taxpayer identification number;
•certify that this number is correct;
•certify that you are not subject to backup withholding; and
•certify that you are a U.S. person (including a U.S. resident alien).
The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.
Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The U.S. imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating one hundred eighty-three (183) days or more during the calendar year.
Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the U.S. for a period or periods aggregating one hundred eighty-three (183) days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.
Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (USRPI) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders. The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs, USRPIs and other U.S. real property holding corporations (USRPHC). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.
U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.
U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.
The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.
Foreign Account Tax Compliance Act (FATCA). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (FFI) or nonfinancial foreign entities (NFFE). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it meets certification requirements described below. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.
An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.
An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.
Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
DESCRIPTION OF SHARES
The Trust has three series, each of which consist of three classes. Each Fund currently only offers Institutional Class shares. As permitted by Delaware law, the Board may create additional classes of the Funds and may create additional series (and classes thereof) of the Trust and offer shares of these series and classes under the Trust at any time without the vote of shareholders.
All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.
Shares are voted in the aggregate and not by series or class, except in matters where a separate vote is required by the 1940 Act, or when the matters affect only the interest of a particular series or class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.
The Trust does not normally hold annual meetings of shareholders. Meetings of shareholders may be called at any time by the Board, by the Chair of the Board or by the president of the Trust for the purpose of taking action upon any matter deemed by the Board to be necessary or desirable. To the extent permitted by the 1940 Act, a meeting of the Shareholders for the purpose of electing Trustees may also be called by the Chair of the Board, or shall be called by the president or any vice president of the Trust upon written request of shareholders holding, in the aggregate, not less than 10% of the shares. Shareholders requesting such meeting shall pay the Trust the reasonably estimated cost of preparing and mailing the notice of the meeting. No meeting shall be called upon the request of shareholders to consider any matter which is substantially the same as a matter voted upon at any meeting of shareholders held during the preceding twelve months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting.
Interests in the Funds are represented by shares of beneficial interest, each with no par value per share. Each share of a Fund is entitled to such dividends and distributions out of the assets belonging to the Fund, as may be declared by the Board. The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series. In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series (or class thereof) are borne by that series (or class). Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as the Board in its sole discretion deems fair and equitable. No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.

Each Fund reserves the right to waive the minimum initial investment in the Fund.
Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any redemption or repurchase order with respect to shares of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP serves as the independent registered public accounting firm to the Funds, providing services which include: (1) auditing the annual financial statements of the Funds in accordance with standards of the Public Company Accounting Oversight Board (United States); (2) assistance and consultation in connection with SEC filings; and (3) review of the annual federal income tax returns filed on behalf of the Funds. The principal business address of Ernst & Young LLP is 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103.
FUND COUNSEL
Stradley Ronon Stevens & Young, LLP serves as fund counsel to the Trust. The principal business address for Stradley Ronon Stevens & Young LLP is 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103.
FINANCIAL STATEMENTS
The audited financial statements, including the financial highlights, for the fiscal year ended September 30, 2024 for the Funds as included in the Trust’s Form N-CSR and filed electronically with the SEC on December 6, 2024, are incorporated herein by reference and made part of this SAI. The Trust’s Form N-CSR may be obtained, upon request and without charge by calling 1-800-527-5412 or through the Trust’s website at www.firstamericanfunds.com.The portions of such Form N-CSR that are not specifically listed above are not incorporated by reference into this SAI and are not a part of this Registration Statement.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
This section includes all rating agencies used by the Administrator or the Funds’ Sub-Advisers for monitoring compliance requirements.
Short-Term Credit Ratings
An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program considered short-term in the relevant market. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:
“A-1”—A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
“A-2”—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
“A-3”—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the capacity of the obligor to meet its financial commitments on the obligation.
“B”—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C”—A short-term obligation rated “C” is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
“SD” and “D”— An obligor is rated ‘SD’ (selective default) or ‘D’ if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed debt restructuring.
Local Currency and Foreign Currency Risks—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from its local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Investors Service (Moody’s) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both the likelihood of a default or impairment on contractual financial obligations and expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1”—Issuers rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2”—Issuers rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3”—Issuers rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”—Issuers rated Not Prime do not fall within any of the Prime rating categories.
Fitch, Inc. / Fitch Ratings Ltd. (Fitch) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short- term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1”—Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2”—Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3”—Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B”—Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C”—Securities possess high short-term default risk. Default is a real possibility.
“RD”—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
The DBRS® Ratings Limited (DBRS) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)”—Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)”—Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)”— Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)”—Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)”—Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)”—Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3”—Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short- term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4”—Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5”—Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D”—Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Long-Term Credit Ratings
The following summarizes the ratings used by S&P Global Ratings for long-term issues:
“AAA”—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
“AA”—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
“BB,” “B,” “CCC,” “CC” and “C”—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest.
While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
“C”—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
“D”—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five (5) business days in the absence of a stated grace period or within the earlier of the stated grace period or thirty (30) calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Local Currency and Foreign Currency Risks—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more, and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk. “B”—Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
The following summarizes long-term ratings used by Fitch:
“AAA”—Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA”—Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A”—Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB”—Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
“BB”—Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Securities considered to be highly speculative. “B” ratings indicate that material default credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however capacity for continued payment is vulnerable to deterioration in the business and economic environment.
“CCC”— A “CCC” rating indicates that substantial credit risk is present. Default is a real possibility.
“CC”—A “CC” rating indicates very high levels of credit risk. Default of some kind appears probable.
“C”—A “C” rating indicates near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include: the issuer has entered into a grace or cure period following non-payment of a material financial obligation; the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; the formal announcement by the issuer or their agent of a distressed debt exchange; a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
“RD” —A “RD” rating indicates that an issuer in Fitch’s opinion has experienced: an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include: the selective payment default on a specific class or currency of debt; the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
“D” —A ‘D’ rating indicates an issuer in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “CCC” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” ratings and ratings below the “CCC” category.
The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:
“AAA”—Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA”—Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A”—Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB”—Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB”—Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B”—Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C”—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D”—A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Municipal Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Municipal Short-Term Note rating symbols are as follows:
“SP-1”—A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2”—A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3”—A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.
“D” – A “D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s uses the Municipal Investment Grade (MIG) scale to rate U.S. municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—“MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:
“MIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2”—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3”— This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. “NR”—Is assigned to an unrated issuer, obligation and/or program.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (demand feature). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.
“VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2”—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3”—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG”—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
“NR”—Is assigned to an unrated issuer, obligation and/or program.
* For variable rate demand bonds (VRDBs) supported with conditional liquidity support, short-term ratings transition down at higher long- term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade. VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.
About Credit Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address nonstandard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.
Fitch’s credit ratings related to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-

national) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. They include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (Methodologies), which are periodically updated and when material changes are deemed necessary for a wide variety of potential reasons, this may also lead to rating changes.
Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.
The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies. DBRS uses rating symbols as a concise method of expressing its opinion to the market.

APPENDIX B
U.S. Bancorp Asset Management, Inc.
Proxy Voting Policy and Procedures
Background
Investment advisors registered with the SEC who exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to: (A) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, and which must include how an advisor addresses material conflicts that may arise between an advisor's interests and those of its clients; (b) disclose to clients how they may obtain information from the advisor with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the advisor's proxy voting activities when the advisor does have proxy voting authority.
The Company also serves as investment advisor to clients which are governed by the Employee Retirement Income Security Act of 1974, as amended (ERISA). The U.S. Department of Labor (DOL) has provided guidance in Interpretive Bulletin 94-2, summarizing the DOL’s previous statements about the proxy voting duties of ERISA fiduciaries. According to the DOL, the fiduciary act of managing ERISA plan assets includes the voting of proxies and that investment advisors have a presumptive duty to vote proxies relating to the plan assets they manage. The Bulletin also confirms that a named fiduciary of an ERISA plan may choose not to delegate proxy voting authority to the investment advisor for a plan’s assets and may reserve such authority to itself.
Policy
The securities on which the firm currently provides discretionary investment advice are fixed income securities, mutual funds, certain unregistered funds and a registered Investment Company. Many of the Funds are authorized to invest in money market funds. Certain fixed income separately managed accounts and the RIC are authorized to invest in Exchange Traded Funds (ETF) or mutual funds. As a result, the Company from time to time receives proxies to vote on behalf of such discretionary clients, and also occasionally receives consent requests related to changes in the terms of fixed income securities.
Non-ERISA Clients - With respect to clients which are not subject to ERISA, the Company serves either as a discretionary investment manager or as a non-discretionary investment consultant. For non-discretionary accounts, the Company would not vote any proxies for any securities held by the plan. For discretionary accounts, where the Company exercises discretionary investment services, the Company will not vote proxies unless contracted to do so or it is stated in the Investment Policy.
ERISA Clients - With respect to clients which are subject to ERISA, the Company serves either as a discretionary investment manager or as a non-discretionary pension or investment consultant. For non-discretionary accounts, the Company would not vote any proxies for any securities held by the plan. For discretionary accounts, the Company does not vote proxies unless contracted to do so or it is stated in the Investment Policy.
Tender Offers, Corporate Actions, etc. All corporation actions, tender offers, and other material events carried out by a company that materially impacts it stakeholders should be sent to the Investment Services Group for processing.

PROXY VOTING
Client Type	Discretionary	Non-Discretionary	Send Request to:
ERISA (OCIO) – ETFs and Mutual Funds	Customarily will not vote, unless contracted to do so or stated in the IPS	Will not vote as no control over assets	OCIO Trading Team (Tyler Braun)
Non-ERISA (OCIO) – ETFs and Mutual Funds	Customarily will not vote, unless contracted to do so or stated in the IPS	Will not vote as no control over assets	OCIO Trading Team (Tyler Braun)

Fixed Income Securities	Customarily will not vote, unless contracted to do so or stated in the IPS	Will not vote as no control over assets	Investment Services Group (ISG does not vote proxies) Will forward to appropriate PM. ISG transmit notice to custodian bank. (John Mitchell/Lori Cain) and backup by Settlements Team.
Equity (does not trade equity securities)	No Proxy Voting	No Proxy Voting	N/A
TENDER OFFERS, CORPORATE ACTIONS, ETC.
All Client Accounts			Investment Services Group (John Mitchell/Lori Cain) and backup by the Settlements Team.
Conflicts of Interest
In the event a conflict of interest arises for shares held by a discretionary client, ERISA plan client or by the RIC, it is escalated for review and resolution by the Chief Investment and Chief Compliance Officers.
Procedures
The Company has adopted the following Proxy Voting Procedure in light of the limited proxies which it may receive on behalf of its clients. This policy is as follows:
•In the event that the Company receives a proxy notice with respect to a fixed-income security, it should be forwarded to the Investment Services Group (ISG) for disposition. If the proxy or consent relates to a mutual fund or ETF the request should be forwarded to the OCIO Trading Team for disposition. USBAM does not utilize the services of a 3rd party proxy service provider.
•The appropriate departments (ISG or OCIO Trading Team) will verify that the proxy or consent request is not in connection with securities held by a client which is a plan governed by ERISA.
◦ISG reviews all notices for fixed income separately managed accounts, identifies the accounts the notice relates to, and then forwards to the applicable portfolio manager for review. The portfolio manager will not make an election if contracted to do so or if stated in the IPS. If the portfolio is a discretionary account, the portfolio manager will make the election and return the notice to the Investment Services Group. The Company does not vote for non-discretionary clients. ISG transmits the notice to the applicable custodian bank.
◦OCIO Trading Team - If the proxy is in connection with securities held by an ERISA plan client or non-ERISA client the OCIO Trading Team will review and provide disposition and will only vote if contracted to do so or if stated in the IPS.
•A log is maintained by ISG of all fixed-income security proxy notices received which includes all pertinent details as well as the election made by the portfolio manager. Please refer to Exhibit A for a complete list of all relevant proxy fields required to be recorded.
•A log is maintained by the OCIO Trading Team of all mutual fund or ETF proxy notices received which includes all the pertinent details as well as election made by the OCIO Trading Team. Please refer to Exhibit A for a complete list of all relevant proxy fields required to be recorded.
•In the Form ADV Part 2A delivered to the client,
•the Company summarizes its proxy voting policy and provides information as to its availability and how to obtain a copy.
•In August 2019, the SEC provided guidance to assist Investment Advisers in fulfilling their proxy voting responsibilities and to the extent they rely on voting advice from proxy advisory firms, they must take reasonable steps to ensure the use of that advice is consistent with their fiduciary duties. As Investment Adviser to the USBAM Multi-Manager Series Trust (the Trust):
◦USBAM conducts a review of all sub-adviser proxy policies and their use of 3rd party providers and prepares a report which is presented to the Board of Trustees at the next scheduled meeting; and
◦annually, USBAM will request certifications from all sub-advisers to the Trust that their proxy voting practices are consistent with SEC guidance.
Oversight
The Chief Compliance Officer provides oversight of its policies and procedures as follows:
•The Chief Compliance Officer will review and approve any correspondence related to the Company's Proxy Voting policy.
•The Chief Compliance Officer is responsible for ensuring that a summary of the Company’s proxy voting policies and procedures is disclosed in the Company’s Form ADV.
•The Proxy Voting policy is reviewed on an annual basis.
New Reporting Regulation for Form N-PX effective 7/1/2024:
Enhanced Reporting of Proxy Votes by Registered Management Investment Companies, Reporting
of Executive Compensation votes by Institutional Investment Managers
•The Securities and Exchange Commission (Commission) is adopting amendments to Form N-PX under the Investment Company Act of 1940 to enhance the information mutual funds, exchange-traded funds (ETF’s) and certain other funds currently report about their proxy votes and to make that information easier to analyze. The Commission also is adopting rule and form amendments under the Securities Exchange Act of 1934 (Exchange Act) that would require an institutional manager subject to the Exchange Act to report on Form N-PX how it voted proxies relating to executive compensation matters, as required by the Exchange Act. The reporting requirements for institutional investment managers complete implementation of those requirements added by the Dodd-Frank Wall Street Reform and Consumer Protection Act. The rule is effective July 1, 2024. See implementation timeline below.
•An investment manager is required to report a say-on-pay vote for a security only if the manager: (1) has the power to vote or direct the voting of a security; and (2) “exercises” this power to influence a voting decision for the security.
•Additionally, there is a requirement for managers that do not have any proxy votes to report for the reporting period to file a notice report to this effect.
•Timeline – All funds are required to report their proxy voting records, and managers will be required to report say-on-pay votes, annually on Form N-PX no later than August 31 of each year for the most recent 12-month period ending June 30th. First filing under new regulation requirements effective July 1, 2024, for the time period July 1, 2023 – June 30, 2024.

EXHIBIT A
Proxy Records
Disclose the information required or permitted by Item 1 in the order presented in paragraphs (a) through (o) listed below:
1.Voting Record
•If the reporting person is a Fund (MMST), disclose the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote, including securities on loan for purposes of this form.
•If the reporting person is an Institutional Manager, disclose the following information for each shareholder vote pursuant to Section 14A(a) and (b) of the Exchange Act over which the Institutional Manager exercised voting power as defined in Rule 14Ad-1(d) under the Exchange Act. Please note, an Institutional Manager needs only to report proxy how it voted proxies relating to executive compensation matters/say-on-pay votes, at least annually.
a.The name of the issuer of the security
b.CUSIP
c.ISIN
d.FIGI (optional)
e.Shareholder Meeting Data
f.An identification of the matter voted on
g.All categories applicable to the matter voted on from the following list of categories:
A.Director elections
B.Section 14A say-on-pay votes (examples: Section 14A executive compensation, Section 14A executive compensation vote frequency, Section 14A extraordinary transaction executive compensation
C.Audit-related (examples: auditor ratification, auditor rotation)
D.Investment company matters (examples: new or changed investment management agreement, assignment of investment management agreement, business development company approval of restricted securities or asset coverage ratio change; closed-end investment company issuance of shares below net asset value)
E.Shareholder rights and defenses (examples: adoption or modification of a shareholder rights plan, control share acquisition provisions, fair price provisions, board classification, cumulative voting);
F.Extraordinary transactions (examples: merger, asset sale, liquidation, buyout, joint venture, going private, spinoff, delisting);
G.Capital structure (examples: security issuance, stock split, reverse stock split, dividend buyback, tracking stock, adjustment to par value, authorization of additional stock);
H.Compensation (examples: board compensation, executive compensation (other than Section 14A say-on-pay), board or executive anti-hedging, board or executive anti-pledging compensation clawback, 10b5-1 plans);
I.Corporate governance (examples: term limits, board committee issues, size of board, articles of incorporation or bylaws, codes of ethics approval to adjourn, acceptance of minutes, proxy access);
J.Environment or climate (examples: greenhouse gas (GHG) emissions, transition planning or reporting, biodiversity or ecosystem risk, chemical footprint, renewable energy or energy efficiency, water issues, waste or pollution, deforestation or land use, say-on-climate, environmental justice;
K.Human rights or human capital/workforce (examples: workforce-related mandatory arbitration, supply chain exposure to human rights risks, outsourcing or outsourcing workplace sexual harassment);
L.Diversity, equity, and inclusion (examples: board diversity, pay gap);
M.Other social issues (examples: lobbying, political or charitable activities, data privacy, responsible tax policies, consumer protection): or
N.Oher (along with a brief description)
h.For reports filed by Funds, disclosure whether the matter was proposed by the issuer or by a security holder;
i.The number of shares that were voted with the number zero (0) entered if no shares were voted;
j.The number of shares that the reporting person loaned and did not recall;
k.How the shares in paragraph (i) were voted (e.g., for or against proposal, or abstain; for or withhold regarding election of directors) and if the votes were cast in multiple manners (e.g., for and against), the number of shares voted in each manner;
l.Whether the votes disclosed in paragraph (k) represented votes for or against management’s recommendation;
m.If applicable, identify each Institutional Manager on whose behalf this Form N-PX report is being files (other than the reporting peon filing the report) that exercised voting power over the security by entering the number assigned to the Institutional Manager on the Summary Page;

n.If applicable, identify the Series that was eligible to vote the security b providing the Series identification number listed on the Summary Page and
o.Any other information the reporting person would like to provide about the matter or how it voted.

ACADIAN ASSET MANAGEMENT LLC
Proxy Voting Policy
Policy
Whether Acadian will have proxy voting responsibility on behalf of a separate account client is subject to negotiation as part of the overall investment management agreement executed with each client. We will have voting responsibility for all Acadian branded funds.
Should a separate account client desire that Acadian vote proxies on their behalf, Acadian will accept such authority and agree with the client as part of the investment management agreement whether votes should be cast in accordance with Acadian’s proxy voting policy or in accordance with a client specific proxy voting policy. Should the client wish to retain voting responsibility themselves, Acadian would have no further involvement in the voting process but would remain available to provide reasonable assistance to the client as needed.
Acadian utilizes the services of Institutional Shareholder Services (ISS), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies. Acadian has adopted the ISS voting policies for use when contractually directed by the client to votes proxies on their behalf in accordance with our proxy voting policy. We review the ISS policies at least annually and believe that they are reasonably designed to ensure that we vote proxies in the best interest of clients and that our voting decisions are insulated from any potential material conflicts of interest.
Should a client contractually direct Acadian to vote proxies on their behalf in accordance with Client specific voting policies and procedures, we will still utilize the services of ISS to cast the votes in accordance with the client’s instructions.
When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.
Procedures
Proxy Voting Guidelines
Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential material conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.
In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian’s Head of Core Strategies Securities Operations will coordinate with members of our investment team to conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, Acadian will provide voting direction back to ISS and ensure the vote is cast as they instruct.
Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called "share blocking" markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. The reasons for any overrides and for voting against the ISS recommendation will be documented.
Conflicts of Interest
Occasions may arise during the voting process in which the best interest of our clients conflict with Acadian’s interests. In these situations, ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.
If Acadian learns that a conflict of interest exists, the Head of Core Strategies Securities Operations will work with our compliance and investment team as needed to document (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.
Voting Policies
Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.
Voting Process
Acadian’s Head of Core Strategies Securities Operations acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.
After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client’s account are available to each client upon request.
Proxy Voting Record
Acadian will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.
Obtaining a Voting Proxy Report
Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

ARISTOTLE ATLANTIC PARTNERS, INC.
Proxy Voting Policies & Procedures
(supported by Aristotle Capital Management, LLC1)
As of 10/3/2023
Introduction
Aristotle Atlantic Partners, LLC (Aristotle Atlantic), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Atlantic has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Atlantic’s general policies and procedures for voting proxies are set forth below.
Proxy Voting Policies and Procedures
Aristotle Atlantic believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Atlantic will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.
Aristotle Atlantic has contracted with ISS to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Atlantic directs each custodian to forward proxy ballots to ISS for processing. Aristotle Atlantic has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Atlantic may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Portfolio Managers or their designee. All voting records are maintained by ISS, except that Aristotle Atlantic will maintain copies of any document created by Aristotle Atlantic that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.
The following details Aristotle Atlantic’s philosophy and practice regarding the voting of proxies.
Voting Guidelines
Aristotle Atlantic has adopted guidelines for certain types of matters to assist the Portfolio Managers in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:
1.    Corporate Governance
a.    Election of Directors and Similar Matters
In an uncontested election, Aristotle Atlantic will generally vote in favor of management’s proposed directors. In a contested election, Aristotle Atlantic will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s board of directors, Aristotle Atlantic will review any contested proposal on its merits.
Notwithstanding the foregoing, Aristotle Atlantic expects to support proposals to:
•Limit directors’ liability and broaden directors’ indemnification rights;
And expects to generally vote against proposals to:
•Adopt or continue the use of a classified board structure; and
•Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).
b.    Audit Committee Approvals
1 Aristotle Capital Management, LLC (Aristotle Capital), is a registered investment adviser and affiliate of Aristotle Atlantic. As such, Aristotle Capital provides certain administrative, marketing, distribution and back office support for Aristotle Atlantic. Certain personnel listed in this Manual are Aristotle Capital employees and Access Persons of Aristotle Atlantic. Certain personnel titles are referring to titles at Aristotle Capital.

Aristotle Atlantic generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle Atlantic will generally vote to ratify management’s recommendation and selection of auditors.
c.    Shareholder Rights
Aristotle Atlantic may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.
Notwithstanding the foregoing, Aristotle Atlantic expects to generally support proposals to:
•Adopt confidential voting and independent tabulation of voting results; and
•Require shareholder approval of poison pills;
And expects to generally vote against proposals to:
•Adopt super-majority voting requirements; and
•Unreasonably restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.
2.    Anti-Takeover Measures, Corporate Restructurings and Similar Matters
Aristotle Atlantic may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.
Notwithstanding the foregoing, Aristotle Atlantic expects to generally support proposals to:
•Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
•Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Portfolio Managers deem them sufficiently limited in scope; and
•Require shareholder approval of “poison pills.”
And expects to generally vote against proposals to:
•Adopt classified boards of directors;
•Reincorporate a company where the primary purpose appears to the Portfolio Managers to be the creation of takeover defenses; and
•Require a company to consider the non-financial effects of mergers or acquisitions.
3.    Capital Structure Proposals
Aristotle Atlantic will seek to evaluate capital structure proposals on their own merits on a case- by-case basis.
Notwithstanding the foregoing, Aristotle Atlantic expects to generally support proposals to:
•Eliminate preemptive rights.
4.    Compensation
Aristotle Atlantic generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle Atlantic generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Atlantic may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.
Notwithstanding the foregoing, Aristotle Atlantic expects to generally support proposals to:

•Require shareholders' approval of golden parachutes; and
•Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.
And expects to generally vote against proposals to:
•Adopt measures that appear to the Portfolio Managers to arbitrarily limit executive or employee benefits.
5.    Stock Option Plans and Share Issuances
Aristotle Atlantic evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Atlantic may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. We will review these proposals on a case-by- case basis to determine that shareholders' interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.
6.    Corporate Responsibility and Social Issues
Aristotle Atlantic generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.
Aristotle Atlantic will consider proposals involving corporate responsibility and social issues on a case-by-case basis.
7.    Conflicts
In cases where Aristotle Atlantic is aware of a conflict between the interests of a client(s) and the interests of Aristotle Atlantic or an affiliated person of Aristotle Atlantic (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Atlantic), the Aristotle Atlantic will take the following steps:
(a)vote matters that are specifically covered by this proxy voting policy (e.g., matters where Aristotle Atlantic’s vote is strictly in accordance with this policy and not in its discretion) in accordance with this policy; and
(b)for other matters, contact the client for instructions with respect to how to vote the proxy.
8.    Disclosure of Proxy Voting Policy
Upon receiving a written request from a client, Aristotle Atlantic will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.
9.    Recordkeeping
Aristotle Atlantic shall keep the following records for a period of at least five years, the first two in an easily accessible place:
(i)A copy of this policy;
(ii)Proxy statements received regarding client securities;
(iii)Records of votes cast on behalf of clients;
(iv)Any documents prepared by Aristotle Atlantic that were material to making a decision how to vote, or that memorialized the basis for the decision; and
(v)Records of client requests for proxy voting information.

Aristotle Atlantic may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Atlantic that are maintained with a third party such as a proxy voting service, provided that Aristotle Atlantic has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.
10.    Proxy Voting for Accounts Subject to ERISA
Department of Labor (DOL) provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:
Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies2.
DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and act solely in accordance with the economic interest of the plan and its participants and beneficiaries3.
DOL has also indicated that the adviser must consider any costs involved when voting proxies for plan assets. Adviser should evaluate material facts that form the basis for any particular voting decision or other exercise of shareholder right. Aristotle Atlantic may decide, after a facts and circumstances analysis, to refrain from voting if it is determined that a plan client would incur unreasonable costs.
DOL has also indicated that the adviser must exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights. Aristotle Atlantic has contracted with ISS to provide proxy voting support and periodically reviews ISS guidelines as part of vendor oversight.
DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained. Aristotle Atlantic has access to proxy voting records through ISS and can issue copies of proxy voting reports to clients upon request. Aristotle Atlantic maintains a log of solicitations it receives from issuers or others.
2 Interpretive Bulletin 94-2, July 28, 1994.
3 Department of Labor ERISA Rule 404a-1(e)(2)(ii).

ARISTOTLE CAPITAL MANAGEMENT, LLC
Proxy Voting Policies & Procedures
Introduction
Aristotle Capital Management, LLC (Aristotle Capital), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Capital has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Capital’s general policies and procedures for voting proxies are set forth below.
Proxy Voting Policies and Procedures
Aristotle Capital believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Capital will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.
Aristotle Capital has contracted with ISS to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Capital directs each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer (CIO) or his designee. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.
The following details Aristotle Capital’s philosophy and practice regarding the voting of proxies.
Voting Guidelines
Aristotle Capital has adopted guidelines for certain types of matters to assist the CIO or designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:
1.    Corporate Governance
a.    Election of Directors and Similar Matters
In an uncontested election, Aristotle Capital will generally vote in favor of management’s proposed directors. In a contested election, Aristotle Capital will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s board of directors, Aristotle Capital will review any contested proposal on its merits.
Notwithstanding the foregoing, Aristotle Capital expects to support proposals to:
•Limit directors’ liability and broaden directors’ indemnification rights;
And expects to generally vote against proposals to:
•Adopt or continue the use of a classified board structure; and
•Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).
b.    Audit Committee Approvals
Aristotle Capital generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle Capital will generally vote to ratify management’s recommendation and selection of auditors.
c.    Shareholder Rights
Aristotle Capital may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:
•Adopt confidential voting and independent tabulation of voting results; and
•Require shareholder approval of poison pills;
And expects to generally vote against proposals to:
•Adopt super-majority voting requirements; and
•Unnecessarily restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.
2.    Anti-Takeover Measures, Corporate Restructurings and Similar Matters
Aristotle Capital may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:
•Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
•Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the CIO deems them sufficiently limited in scope; and
•Require shareholder approval of “poison pills.”
And expects to generally vote against proposals to:
•Adopt classified boards of directors;
•Reincorporate a company where the primary purpose appears to the CIO to be the creation of takeover defenses; and
•Require a company to consider the non-financial effects of mergers or acquisitions.
3.    Capital Structure Proposals
Aristotle Capital will seek to evaluate capital structure proposals on their own merits on a case- by-case basis.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:
•Eliminate preemptive rights.
4.    Compensation
Aristotle Capital generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle Capital generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Capital may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:
•Require shareholders' approval of golden parachutes; and
•Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.
And expects to generally vote against proposals to:
•Adopt measures that appear to the CIO to arbitrarily limit executive or employee benefits.
5.    Stock Option Plans and Share Issuances
Aristotle Capital evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Capital may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. We will review these proposals on a case-by- case basis to determine that shareholders' interests are being represented. We are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.
6.    Corporate Responsibility and Social Issues
Aristotle Capital generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.
Aristotle Capital will consider proposals involving corporate responsibility and social issues on a case-by-case basis.
7.    Conflicts
In cases where Aristotle Capital is aware of a conflict between the interests of a client(s) and the interests of Aristotle Capital or an affiliated person of Aristotle Capital (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Capital), the Aristotle Capital will take the following steps:
(a)vote matters that are specifically covered by this proxy voting policy (e.g., matters where Aristotle Capital’s vote is strictly in accordance with this policy and not in its discretion) in accordance with this policy; and
(b)for other matters, contact the client for instructions with respect to how to vote the proxy.
8.    Disclosure of Proxy Voting Policy
Upon receiving a written request from a client, Aristotle Capital will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.
9.    Recordkeeping
Aristotle Capital shall keep the following records for a period of at least five years, the first two in an easily accessible place:
(i)A copy of this policy;
(ii)Proxy statements received regarding client securities;
(iii)Records of votes cast on behalf of clients;
(iv)Any documents prepared by Aristotle Capital that were material to making a decision how to vote, or that memorialized the basis for the decision; and
(v)Records of client requests for proxy voting information.
Aristotle Capital may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Capital that are maintained with a third party such as a proxy voting service, provided that Aristotle Capital has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.
10.    Proxy Voting for Accounts Subject to ERISA
Department of Labor (DOL) provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:
Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.4
4 Interpretive Bulletin 94-2, July 28, 1994.

DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and act solely in accordance with the economic interest of the plan and its participants and beneficiaries.5
DOL has also indicated that the adviser must consider any costs involved when voting proxies for plan assets. Adviser should evaluate material facts that form the basis for any particular voting decision or other exercise of shareholder right. Aristotle Capital may decide, after a facts and circumstances analysis, to refrain from voting if it is determined that a plan client would incur unreasonable costs.
DOL has also indicated that the adviser must exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights. Aristotle Capital has contracted with ISS to provide proxy voting support and periodically reviews ISS guidelines as part of vendor oversight.
DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained. Aristotle Capital has access to proxy voting records through ISS and can issue copies of proxy voting reports to clients upon request. Aristotle Capital maintains a log of solicitations it receives from issuers or others.
5 Department of Labor ERISA Rule 404a-1(e)(2)(ii).

BROWN BROTHERS HARRIMAN
Proxy Voting Policies

Executive Summary
In accordance with applicable rules and regulations, Brown Brothers Harriman & Co.’s (“BBH”) Capital Partners (“CP”) Line of Business (“LOB”) may vote proxies and corporate actions, such as mergers and spin-offs, on behalf of investment advisory clients for whom it exercises investment discretion pursuant to an advisory contract and where BBH has been designated under such contract, or otherwise, to vote the client’s proxies. The CP LOB provides services to individual and institutional clients, proprietary private and registered funds, as well as Advisory and Sub-advisory services to third-parties (collectively, “Client(s)”).
BBH may also vote proxies and corporate actions for investment advisory clients holding nondiscretionary accounts where BBH has been designated to vote proxies on their behalf pursuant to a written agreement. In connection with this voting authority, BBH acts as a fiduciary, which means that BBH owes its clients1 the duties of loyalty, care, impartiality and objectivity.
The Proxy and Corporate Action Voting Policy (the “Policy”) is designed to help CP meet its regulatory requirements and fiduciary duties with respect to exercising shareholder voting rights on behalf of discretionary accounts.
Policy Statement
BBH considers this voting responsibility to be a critical component of its investment management function. The purpose of this Policy is to provide guidelines on BBH’s exercise of this responsibility. BBH’s primary goals in voting proxies are to ensure that (i) the best interests of its clients are represented in an independent manner free of conflicts of interest and (ii) BBH’s professional investment expertise is brought to bear on proxy and corporate action issues as necessary. In doing so, BBH strives to make decisions that maximize shareholder value with respect to companies in which it invests on behalf of clients.
Definitions
“Issuer” shall mean any issuer of a security held who is soliciting a vote by Proxy.
“Corporate Action” shall mean events called by the issuer of publicly traded securities that may affect the price or capitalization of the security and/or the rights of the holder of the security.
With respect to the BBH Partner Funds, the SID has delegated proxy voting responsibilities to the sub- adviser.
As a general matter, BBH’s position is that it is appropriate to vote all proxies for the same security in the same manner across the various investment strategies that it offers. A hallmark of BBH’s investment management philosophy is that it focuses on individual security selection – what is often referred to as a “bottom-up” investment approach. As such, BBH portfolio managers and research analysts perform extensive and detailed reviews on individual securities and their issuers before determining that a particular investment is suitable for investment. Matters raised by issuers through the proxy or corporate action process are considered by BBH to be important inputs in the investment analysis process and are factored in determining whether a security should be included or retained. As such, BBH’s position is that, under normal circumstances, voting proxies or corporate actions consistently across various strategies and client accounts is the most effective manner in which to impact a particular proxy proposal on behalf of its clients and an integral part of its investment process. BBH may vary from this general approach based on specific fund or client guidelines. Additionally, there may be instances in which it is appropriate for portfolio managers of different strategies to take a different view on the same proxy. In such cases, the issue shall be escalated to CP senior management for evaluation of the rationale for such differing views. The CP
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1 CP’s clients may invest in different investment strategies through different investment vehicles (registered funds, private funds, separately managed accounts). To the extent that BBH retains a third-party investment sub-adviser for any of its strategies or products, it shall be the responsibility of the sub-adviser to vote proxies consistently with all applicable legal and regulatory requirements. BBH shall review sub-adviser proxy voting practices as part of its oversight function, but sub-advisers shall not be subject to this policy.

Partner will review the portfolio managers’ rationale to determine that such a request is in the best interests of the Fund. After that evaluation, if a split vote is deemed appropriate, the basis for both votes shall be documented as per the Proxy Voting Procedures.
I.    Proxy Advisory Firms. BBH may engage a third-party proxy advisory firm (“PA Firm”) to assist it in exercising its voting responsibilities2. The engagement of a PA Firm is intended to provide BBH with supplemental resources to allow BBH to perform its voting responsibilities more efficiently. BBH may adopt the guidelines of a PA Firm to assist it in such implementation. In doing so, BBH will analyze such guidelines to ensure that they address the following issues:
•Issuers’ procedures for the election of Directors (including the Board and Committee Chairs)
•Issuers’ requirements for governance structures and Committee composition and function (including
Nominating, Audit, Compensation and Governance Committees)
•Company positions relating to ‘Say on Pay’ proposals, including responsiveness to shareholder concerns to such proposals
•Standards to determine independence and affiliation (Section 952 of Dodd-Frank Act)
•Percentage of Independent Directors sitting on Boards and Committees
•Process for determining performance of Directors and for taking action relative to underperforming
Directors
•Diversity of Boards and Committees (by professional background, skills, experience, gender, etc.)
•Oversight of Environmental and Social Issues
•Process for determining and addressing conflicts of interest
•Size of Boards
•Election frequency (e.g.- annual vs, staggered terms)
•Responsiveness to shareholder concerns, including exclusion of shareholder proposals and special meeting rights granted to shareholders
•Transparency in financial reporting
•Auditor independence and ratification
•Alignment of executive compensation with long-term goals
•Director indemnification and insurance provisions
II.    Proxy Advisory Firm Due Diligence. On behalf of BBH, CP shall perform annual due diligence on PA Firms that it engages using a questionnaire-based approach, with follow-up meetings as deemed necessary. Issues to be evaluated as part of the due diligence will include:
•Capability and expertise of PA firm staff
•Adequacy of staffing
•Whether the PA Firm has a process in place to identify and disclose potential or actual conflicts of interest
•Adequacy of technology resources and information security and data protection capabilities
•The manner in which the PA firm interacts with issuers
•Whether the PA firm utilizes peer group sampling in analyzing particular proxy proposals
•Adequacy of policies and procedures, including Codes of Ethics and personal trading policies
•Adequacy of procedures for protection of non-public information (whether received from clients or issuers)
•Error correction procedures
•Procedures for informing clients of additional material information that may be communicated by issuers after the filing of a preliminary proxy statement but before the filing of a definitive proxy statement
•Approach to dealing with factually incorrect or incomplete information received from issuers
•Methods of communicating changes to the PA Firm’s guidelines to BBH
•A description of the PA Firm’s compliance with the amendments to Rule 14a under the Securities Act of
1934
III.    Exceptions Process: Departures from Proxy Agent Recommendations
To the extent that BBH has reviewed and accepted the Proxy Policy Guidelines of the PA Firm (the “Proxy Guidelines”) in order to assist it in voting proxies in the best interests of its Clients, BBH shall maintain a procedure
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2 Corporate actions for fixed income securities shall be evaluated and addressed by the applicable BBH portfolio management team and not by a proxy advisory firm.

to provide for the review of the PA Firm’s recommendations and to allow BBH to vary from such recommendations and to cast votes accordingly. For each Proxy proposal in connection with any securities on the “Approved List” of securities or its “Approved for Customization List” of securities, BBH will review the proxy to determine whether the particular facts and circumstances warrant considering a variance from the PA Firm’s recommendation for the vote at issue.
If proxies are to be voted other than in accordance with the recommendations of the Proxy Agent (“Proxy Voting Exception(s)”), the Proxy Voting Exception process described in the Proxy Voting Procedures will be followed.
IV.    Processing of Proxy Votes by the Proxy Operations Group
The Proxy Operations group within BBH (“Proxy Operations”) shall be the primary address at BBH for the receipt of CP Proxy solicitation materials. The votes will be processed by Proxy Operations in accordance with the requirements of this policy and associated procedures and cast in accordance with this Policy and the Proxy Voting Procedures. BBH will not vote matters not solicited by proxy.
V.    Processing Corporate Actions for Fixed Income Securities
Decisions relating to fixed income corporate actions shall be taken by the applicable Portfolio Manager in accordance with the Fixed Income Corporate Actions Procedures.
VI.    Oversight by an Appropriate Oversight Committee
A senior manager or their designee will provide, at least annually, a report to an oversight committee describing the operation and effectiveness of the proxy voting process. The objective of this annual report is to determine whether the proxy voting controls have been implemented in a manner that has enabled BBH to vote proxies in the best interest of its clients and consistently with BBH’s investment advisory responsibilities.
VII.    Material Conflicts of Interest
There may be instances in which BBH’s interests’ conflict, or appear to conflict, with client interests. BBH’s duty is to vote proxies in the best interests of the clients. BBH votes portfolio proxies without regard to any other business relationship between BBH and the company to which the portfolio votes proxies.
BBH generally seeks to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. In addition, BBH may employ the following procedures to further minimize any potential conflict of interest, as long as the course of action is consistent with the best interests for the client, and, if applicable, the company’s shareholders:
•If the proposal for a company is specifically addressed in the Proxy Guidelines, BBH will vote proxies in accordance with the Proxy Guidelines. If the proposal for the company is not specifically addressed in the Proxy Guidelines, or if the Proxy Guidelines provide discretion to BBH on how to vote (i.e., on a case-by-case basis), BBH will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that BBH has reasonably determined there is no conflict of interest on the part of the proxy voting agent.
•With respect to proposals of a company where an analyst has requested that BBH vote other than in accordance with the recommendations of the Proxy Agent, BBH may determine that such a request is in the best interests of the client (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Portfolio Manager may consider, among other things, whether the analyst is aware of the business relationship with the company.
If none of the previous procedures provides an appropriate voting recommendation, BBH may retain an independent fiduciary to advise BBH on how to vote the proposal; or BBH may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct BBH to abstain from voting.
VIII.    Proxy Reporting Requirements
Effective July 1st, 2024, BBH (“institutional manager”) will file an annual report on Form NP-X no later than August 31st of each year, containing the institutional manager’s proxy voting record pertaining to executive compensation (“say-on-pay votes”) pursuant to Rule 14Ad-1 under the Securities Exchange Act of 1934 (“1934 Act”).

With respect to BBH Trust, please refer to the BBH Trust Proxy and Corporate Action Voting Policies and Procedures for details on the proxy reporting requirements.
IX.    Recordkeeping
Proxy Operations is responsible for maintaining appropriate proxy voting records and supporting documentation regarding the proxy voting controls process in accordance with the record keeping requirements set forth in the Proxy Voting Procedures.
X.    Client Disclosure
As described in the Client Disclosure Document, upon Client written request, BBH shall disclose to Clients for whom it is exercising client’s voting rights its Proxy and Corporate Action voting record as well as its policies and procedures for voting clients’ Proxies.

JACOBS LEVY EQUITY MANAGEMENT, INC.
PROXY VOTING POLICIES AND PROCEDURES

As of March 29, 2022

I.    Policy

    Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in the best interests of its clients in accordance with these policies and procedures.

II.    Proxy Voting Procedures

    Proxies are obtained through ProxyExchange, a third-party application from Institutional Shareholder Services (ISS) used for proxy notification, research and voting. The Chief Compliance Officer is responsible for ensuring proxies are voted in accordance with the Jacobs Levy guidelines. Under the Chief Compliance Officer’s direction, the following procedures are performed:

    (a)    Jacobs Levy voting policies along with any custom client voting policies are loaded into ProxyExchange.

    (b)    ISS compares positions between Jacobs Levy and the custodian and any differences are investigated and resolved.

    (c)    Ballots are populated automatically by ProxyExchange based on the voting policies previously loaded.

(d)Votes are submitted electronically through ProxyExchange, subject to review by the Controller for compliance with the applicable voting policy. The Controller will consult with the Chief Compliance Officer, Chief Financial Officer, and/or the Principals, if necessary.

    The Chief Financial Officer and the Chief Compliance Officer shall monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained.

III.    Voting Guidelines

    Jacobs Levy will vote proxies in the best interests of its clients. Jacobs Levy believes that voting proxies in accordance with the following guidelines is in the best interests of its clients. Alternatively, clients can provide specific voting guidelines, which would be implemented for their account.

    ISS assigns a proxy issue code to all proxy voting proposals and also issues a voting recommendation. A cumulative listing of ISS proxy issue codes is maintained by Portfolio Administration. Unless a client has provided specific voting guidelines, Jacobs Levy will vote proxies in accordance with ISS’s recommendations, except as provided in (a) - (c) below, and as otherwise described herein:

    (a)    There are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management because Jacobs Levy believes the intent is to entrench management or dilute the value or safety of shares to shareholders. A comprehensive listing of these issues is included as Exhibit A.

(b)        In certain circumstances, a proxy may include "hidden" additional issues for which Jacobs Levy's position, as noted above, may differ from the overall ISS recommendation. In these instances, Jacobs Levy will not vote with the ISS recommendation.

(c)        Any issue with a new ISS proxy issue code will be forwarded to one of the Principals, the Chief Financial Officer, or the Chief Compliance Officer for review and determination of how the proxy should be voted.

IV.     Periodic Review of ISS

    Jacobs Levy will review ISS as part of its annual review of critical vendors and service providers (or more frequently if deemed necessary by the Chief Compliance Officer). Such review may include such factors as:

(a)ISS’s proxy voting policies, procedures and methodologies (and its use of third party sources).

(b)The adequacy and quality of ISS’s staffing, personnel and technology.

(c)ISS’s actual and potential conflicts of interest and methods of disclosing and mitigating such conflicts of interest.

(d)Quality of service provided since the prior review; including whether any relevant credible potential factual errors, incompleteness or methodological weaknesses in ISS’s analysis (of which Jacobs Levy is aware) materially affected the research and recommendations used by Jacobs Levy.

(e)The effectiveness of ISS’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. This will include ISS’s:

•engagement with issuers, including ISS's process for ensuring that it has complete and accurate information about the issuer and each particular matter;

•process, if any, for Jacobs Levy to access the issuer's views about ISS’s voting recommendations in a timely and efficient manner;

•efforts to correct any identified material deficiencies in its analysis;

•disclosure to Jacobs Levy regarding sources of information and methodologies used in formulating voting recommendations or executing voting instructions;

•consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote;

•review and consideration of additional soliciting material, and the timeliness of inclusion of the results in final voting recommendations; and

•updates to its methodologies, guidelines and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders.

(f)Updates to ISS’s business that are material to the services provided.
V.    Conflicts of Interest
(a)The Chief Compliance Officer will identify any conflicts that exist between the interests of Jacobs Levy and its clients. This examination will include a review of the relationship of Jacobs Levy with the issuer of each security to determine if the issuer is a client of Jacobs Levy or has some other material relationship with Jacobs Levy or, to its knowledge, a client of Jacobs Levy.
    (b)    If a material conflict exists, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.
VI.    Disclosure
    (a)    Jacobs Levy will disclose in its Form ADV Part 2A that clients may contact the Chief Compliance Officer, Jason Hoberman, via email or telephone at jason.hoberman@jlem.com or (973) 410-9222 in order to obtain information on how Jacobs Levy voted such client's proxies and/or to request a copy of these policies and procedures. If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Jacobs Levy voted the client's proxy.
(b)A concise summary of these Proxy Voting Policies and Procedures will be included in Jacobs Levy's Form ADV Part 2A, and will be updated whenever these policies and procedures are updated. Jacobs Levy's Form ADV Part 2A will be offered to existing clients annually.
VII.     Recordkeeping
    The Portfolio Administration Group or Chief Compliance Officer will maintain files relating to Jacobs Levy's proxy voting procedures. Records will be maintained and preserved for at least five years from the end of the fiscal year during which the last entry was made on a record, with certain required records for at least the most recent two years kept in the offices of Jacobs Levy. Records of the following will be included in the files:
    (a)    Copies of these proxy voting policies and procedures, and any amendments thereto.
    (b)    An electronic copy of each proxy statement that Jacobs Levy receives. In addition, Jacobs Levy may obtain a copy of proxy statements from ISS.
    (c)    An electronic record of each vote that Jacobs Levy casts. In addition, voting records may be obtained from ISS.
    (d)    A copy of any document Jacobs Levy created that was material to making a decision on how to vote proxies, or that memorializes that decision.
    (e)    A copy of each written client request for information on how Jacobs Levy voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Jacobs Levy voted its proxies.
VIII.    Additional Procedures
(a)Annual Review. The Chief Compliance Officer will review, no less frequently than annually, the adequacy of these policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of its clients. The Chief Compliance Officer will also review client disclosures regarding its proxy voting policies and procedures.

(b)Due Diligence. The Chief Compliance Officer or his designee will periodically review a sample of proxy votes to determine whether those votes complied with these policies and procedures and were voted as the Adviser intended.
(c)Sampling Pre-Populated Votes. The Chief Compliance Officer or his designee will periodically assess pre-populated votes shown on ISS’s electronic voting platform before such votes are cast.
(d)Material Inaccuracies. If Jacobs Levy becomes aware of any material inaccuracies in the information provided by ISS, the Chief Compliance Officer or his designee will investigate the matter to determine the cause, evaluate the adequacy of ISS’s control structure and assess the efficacy of the measures instituted to prevent further errors, and to see whether Jacobs Levy’s voting determinations were based on incomplete or materially inaccurate information.

EXHIBIT A
MANAGEMENT PROPOSALS - ROUTINE/BUSINESS

Issue Code	Description	Vote

M0101	Ratify Auditors	For
M0106	Amend Articles/Bylaws/Charter -- Routine	For
M0111	Change Company Name	For
M0117	Designate Inspector or Shareholder Rep. of Minutes of Meetings	For
M0124	Approve Stock Dividend Program	For
M0125	Other Business	Against
M0129	Approve Minutes of Meeting	For
M0136	Approve Auditors and Authorize Board to Fix Remuneration of Auditors	For
M0150	Receive Financial Statements and Statutory Reports	For
M0193	In the Event of a Second Call, the Voting Instructions Contained in this Proxy Card may also be Considered for the Second Call	For
M0195	Approve Procurement of Legal Services	For
M0811	Allow Shareholder Meetings to be Held in Virtual-Only Format	For
MANAGEMENT PROPOSALS – DIRECTOR RELATED

Issue Code	Description	Vote

M0205	Establish Range for Board Size	Against
M0206	Classify the Board of Directors	Against
M0207	Eliminate Cumulative Voting	For
M0215	Declassify the Board of Directors	For
M0239	Adopt Cumulative Voting for the Election of the Members of the Board of Directors at this Meeting	Against
M0242	Appoint Firm to Evaluate Performance of Directors and Fix the Firm's Fees	For
M0702	Appoint Corporate Governance Compliance Auditors	For

MANAGEMENT PROPOSALS – CAPITALIZATION

Issue Code	Description	Vote

M0304	Increase Authorized Common Stock	For
M0307	Approve Stock Split	For
M0308	Approve Reverse Stock Split	For
M0314	Eliminate Preemptive Rights	For
M0316	Amend Votes Per Share of Existing Stock	Against
M0320	Eliminate Class of Preferred Stock	For
M0339	Reduce Authorized Common and/or Preferred Stock	For
M0374	Approve Reduction in Share Capital	For
M0393	Authorize Issuance of Preferred Stock with Preemptive Rights	Against
MANAGEMENT PROPOSALS – COMPENSATION

Issue Code	Description	Vote
M0536	Approve/Re-Approve Performance Metrics for Qualification under the Provisions of Section 162(m)	For
M0539	Approve/Amend Non-Employee Director Deferred Share Unit Plan	For
M0576	Authorize Management Board Not to Disclose Individualized Remuneration of its Members	Against
MANAGEMENT PROPOSALS – COMPANY ARTICLES

Issue Code	Description	Vote
M0846	Amend Certificate of Incorporation to Add Federal Forum Selection Provision	For
MANAGEMENT PROPOSALS – NON-SALARY COMP.

Issue Code	Description	Vote

M0510	Approve Employee Stock Purchase Plan	For
M0512	Amend Employee Stock Purchase Plan	For
M0537	Approve/Amend Supplemental Retirement Plan	For

MANAGEMENT PROPOSALS – ANTI-TAKEOVER RELATED

Issue Code	Description	Vote

M0604	Provide Directors May Only be Removed For Cause	Against
M0605	Adopt or Increase Supermajority Vote Requirement for Amendments	Against
M0606	Adopt or Increase Supermajority Vote Requirement for Mergers	Against
M0607	Adopt or Increase Supermajority Vote Requirement for Removal of Directors	Against
M0608	Reduce Supermajority Vote Requirement	For
M0618	Eliminate/Restrict Right to Call Special Meeting	Against
M0627	Permit Board to Amend Bylaws Without Shareholder Consent	Against
M0653	Authorize Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer	Against
SHAREHOLDER PROPOSALS - ROUTINE/BUSINESS

Issue Code	Description	Vote

S0102	Change Date/Time of Annual Meeting	Against
S0124	Amend Ordinary Business Items	Against
SHAREHOLDER PROPOSALS - DIRECTOR RELATED

Issue Code	Description	Vote

S0201	Declassify the Board of Directors	For
S0207	Restore or Provide for Cumulative Voting	Against
S0209	Establish Director Stock Ownership Requirement	Against
S0211	Establish Mandatory Retirement Age for Directors	Against
SHAREHOLDER PROPOSALS - CORP GOVERNANCE

Issue Code	Description	Vote

S0311	Reduce Supermajority Vote Requirement	For

SHAREHOLDER PROPOSALS - COMPENSATION

Issue Code	Description	Vote

S0512	Performance-Based/Index Option	Against
S0513	Put Repricing of Stock Options to Shareholder Vote	For
S0519	Establish SERP Policy	Against
S0520	Pay-For-Superior-Performance	Against

NINETY ONE NORTH AMERICA, INC.
Proxy Voting Policy
Rule 204(4)-6 of the rules promulgated by the Advisers Act requires an adviser that exercises voting authority over advisory client proxies to adopt written policies reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, to disclose to clients information about those policies and procedures and to disclose to clients how they may obtain information on how the adviser has voted their proxies.
Ninety One NA utilizes the proxy voting services of Ninety One UK . The objective of Ninety One UK’s Stewardship Policy and Proxy Voting Guidelines (Proxy Policy) imputed to Ninety One NA is to inform the business, clients and the companies in which it invests how it votes with respect to all resolutions placed before it and provide a guide for how Ninety One NA is likely to vote on certain issues. The Proxy Policy will be implemented on an “apply or explain” basis with all departures from the Proxy Policy being comprehensively explained to clients. The Proxy Policy will apply across all geographic domains and may be amended from time to time to ensure that it remains relevant in a constantly changing world and consistent. The Proxy Policy describes the policies and procedures in place to reasonably ensure that Ninety One NA’s proxies are voted in the best interests of its clients and also describes how material conflicts of interests involving proxy voting are addressed.
With respect to ERISA clients, the Department of Labor takes the position that proxy voting decisions are “fiduciary” decisions subject to ERISA’s standards. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. When applicable, Ninety One NA will exercise the authority to vote proxies appurtenant to the securities acquired on behalf of an ERISA client except to the extent that such authority is restricted by such client’s IMA with Ninety One NA.

Penn Mutual Asset Management (PMAM)
Proxy Voting Policy
Last updated: February 6, 2024

Penn Mutual Asset Management, LLC ("PMAM") provides day-to-day investment management services to clients, which may include the voting of securities held in their accounts. Under the Investment Advisers Act of 1940, the adviser has a duty of care and loyalty with respect to all services undertaken for clients, including proxy voting. Rule 206(4)-6 under the Advisers Act requires that an adviser must vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the adviser to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, and (ii) disclose to the clients how they may obtain information on how the adviser voted. In addition, Rule 204-2 requires the adviser to keep records of proxy voting and client requests for information.
PMAM has adopted related procedures to address proxy voting. The following procedures are reasonably designed to ensure that PMAM votes securities held in those client accounts in the best interests of the client. PMAM has retained an independent firm (Service Provider) to assist it in voting the securities, if necessary. The Service Provider specializes in providing proxy advisory and voting services. These services include in-depth research, analysis, voting recommendations, as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance. Securities generally will be voted in accordance with the guidelines set forth by the Service Provider, except as set forth below with respect to proxies of affiliated mutual funds, and as PMAM may otherwise determine in the exercise of its fiduciary duty to its clients. Except with respect to proxies of affiliated mutual funds, the appropriate Portfolio Manager will review all voting recommendations made by the Service Provider with respect to securities for which PMAM has voting authority, including recommendations on voting for or against proposals described in the guidelines. If the Portfolio Manager determines that it is in the interest of a client account to vote securities differently than the recommendation made by the Service Provider, the Portfolio Manager will fully document the reasons for voting the securities differently in a memorandum to the Chief Compliance Officer.
Upon receipt of the memorandum, PMAM will direct the Service Provider to vote the securities in accordance with the determination made by the Portfolio Manager. In providing proxy advisory and voting services to PMAM, the Service Provider observes policies and procedures that address potential conflicts between the interests of PMAM client accounts and the interests of the Service Provider and its affiliates. PMAM relies, to a large extent, on the independence of the Service Provider, and the policies, procedures and practices it has in place, to avoid voting on any proposal that may be inappropriate because of conflict of interest. In addition, Portfolio Managers and the Chief Compliance Officer monitor the voting of securities that may present a conflict between the interests of a client and the interest of PMAM and its affiliates. PMAM is sensitized to the fact that any business or other relationship between PMAM (or any of its affiliates) and a company whose securities are to be voted could improperly influence a manager’s determination to vote the securities differently than recommended by the Service Provider. Except with respect to proxies of affiliated mutual funds, any potential conflict of interest identified by a Portfolio Manager is immediately referred to the Chief Compliance Officer for immediate resolution. With respect to proxies of an affiliated fund, such as the portfolios of the Funds, PMAM will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., “echo vote”), unless otherwise required by law. PMAM, acting on its own behalf or acting through the Service Provider, will provide a description of its proxy voting policies and procedures to its clients, and will inform its clients as to how they may obtain information on how PMAM voted their securities. PMAM, on its own behalf or acting through the Service Provider, will retain for a period of not less than six years its: (i) proxy voting policies and procedures, (ii) proxy statements that PMAM receives regarding client securities, (iii) records of votes casts on behalf of clients, (iv) any document prepared on behalf of PMAM that was material to making the determination of how to vote securities and (v) a copy of each written request for proxy voting information, and a copy of any written response made by or on behalf of PMAM to any request (oral or written) for proxy voting information.

PGIM, INC.
Proxy Voting Policy
In General
We accept the authority to vote securities held in our clients’ accounts when our clients wish to provide us with this authority. Our investment management agreements with our clients will generally specify whether or not we have the authority to vote proxies on their behalf. We do not receive a significant number of proxies since we primarily invest client assets in debt instruments. Proxy voting is reviewed by our trade management oversight committee.
Our Proxy Voting Policy and Procedures
Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account.
Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal.
Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.
With respect to non-U.S. holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote non-U.S. securities on a best efforts basis if we determine that voting is in the best economic interest of our clients.
Client Direction of Voting
We will use our best efforts to implement any written client voting instructions with respect to a specific solicitation where appropriate.
Conflicts of Interest in the Voting Process
Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential material conflict of interest between our firm and our clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.
Accounts for Which We Do Not Vote Securities
Some of our clients elect to retain voting authority for themselves. If a client has a question about a particular solicitation, the client may contact its account management representative and we will try to address the client’s question. We will not, however, disclose how we intend to vote on an issue for other clients’ accounts.
How to Obtain Information Regarding Proxy Voting
Any client may obtain a copy of our proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

Securities Lending and Proxies
Clients that participate in our securities lending program should be aware that when securities are on loan, they cannot be voted by us. Under certain circumstances, we may not recall loaned securities in order to vote, including if:
•we deem the benefit of exercising the vote to be outweighed by the economic benefit of keeping the securities on loan or the administrative burden of calling them back;
•it is impracticable to obtain the return of the securities from the borrower in time to vote; or
•we are not aware of a pending vote.

PINEBRIDGE INVESTMENTS LLC
Proxy Voting Policy
I.     Introduction
Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in their best interest. We believe considering forward looking improvement in ESG issues is in the economic interest of our Clients. Please refer to the PineBridge Stewardship and Engagement Policy for details on how PineBridge interacts with companies, entities or other market participants on Environmental, Social and Governance (ESG) issues.
II.     Policy Statement
Proxy Procedures
As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.)
Record-Keeping
PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third-party proxy voting service or other third party.
Proxies of Shares of Non-U.S. Corporations
PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days’ advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to “rush” voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates’ regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.
In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel) and will attempt to resolve all conflicts in the Client’s best interest.
III.     Procedures
•Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge’s proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge’s proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.
•If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client’s request and the action taken.
•If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Operations should be consulted. Operations has access to these proxy voting records.
•PineBridge has established a Stewardship Committee (Committee), which is responsible for defining and monitoring PineBridge’s proxy voting strategy and process. The Committee is comprised of members of senior management, portfolio management, Compliance, Legal, Product and Operations.
•The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge’s Clients are best served.
•Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.
•PineBridge has engaged a third-party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client’s custodian and votes them based on PineBridge’ s voting guidelines.
•In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge’s voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.

Putnam Investments
Proxy Voting Procedures

Introduction and Summary
Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.
Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.1
This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts include the Putnam Mutual Funds and Putnam Exchange-Traded Funds, US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC.2
Proxy Committee
Putnam has a Proxy Committee composed of senior professionals, including from the Putnam Equity investment team and the Putnam Equity Sustainability Strategy group. The Chief Investment Officer of Putnam Equity appoints the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:
1.Reviews these procedures and the Proxy Voting Guidelines annually and approves any amendments considered to be advisable.
2.Considers special proxy issues as they may from time to time arise.
3.Must approve all vote overrides recommended by investment professionals.
Proxy Voting Administration
The Putnam Sustainability Strategy group administers Putnam’s proxy voting through a Proxy Voting Team. The Proxy Voting Team has the following duties:
1.Annually prepares the Proxy Voting Guidelines and distributes them to the Proxy Committee for review.
2.Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto.
______________________________________
1 Effective January 27, 2023, the Board of Trustees of the Putnam Mutual Funds delegated proxy voting authority to Putnam Investment Management, LLC, the investment manager to the Putnam Mutual Funds.
2 The Putnam Proxy Voting Procedures and Guidelines will apply also to certain funds and institutional and other accounts managed by Franklin Advisers, Inc. (“FAV”) but formerly managed or sub-advised by one of the Putnam adviser entities identified above, pursuant to sub-advisory agreements in effect from time to time between FAV and the relevant Putnam entity(ies).

3.Manages the process of referring issues to portfolio managers for voting instructions.
4.Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services (ISS) to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.
5.Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.
6.Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team within Franklin Templeton Investment Solutions described in more detail in the Proxy Referral section below.
7.Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.
8.Prepares and distributes reports required by Putnam clients.
Proxy Voting Guidelines
Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.
In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows:
1.If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Voting Team not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review any such request with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy Committee’s behalf) prior to implementing the request.
2.Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.
Other
1.Putnam may elect not to vote when the security is no longer held.
2.Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements.
3.Where securities held in Putnam client accounts, including the Putnam mutual funds, have been loaned to third parties in connection with a securities lending program administered by Putnam (through securities lending agents overseen by Putnam), Putnam has instructed lending agents to recall U.S. securities on loan to vote proxies, in accordance with Putnam’s securities lending procedures. Due to differences in non-U.S. markets, Putnam does not currently seek to recall non-U.S. securities on loan. In addition, where Putnam does not administer a client’s securities lending program, this recall policy does not apply, since Putnam generally does not have information on loan details or authority to effect recalls in those cases. It is possible that, for impracticability or other reasons, a recalled security may not be returned to the relevant custodian in time to allow Putnam to vote the relevant proxy.
4.Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility, such as custodial proxy voting services, in part or whole, not available or not established by a client, or custodial error.
Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to Portfolio Managers. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer of the Putnam Equity group and the Director of Equity Research for the Putnam Equity group). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Franklin Templeton employee outside Putnam Equity or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.
Putnam may vote any referred items on securities held solely in accounts managed by the GAA team within Franklin Templeton Investment Solutions (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third- party proxy voting service provider. The Proxy Voting Team will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam Equity, the items will be referred to the largest holder who is not a member of the GAA team.
The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the applicable Portfolio Manager or Analyst, the Proxy Voting Team will review the completed request for accuracy and completeness, and will follow up with investment personnel as appropriate.
Conflicts of Interest
A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:
1.The Proxy Committee is composed of senior professionals, including Portfolio Managers in Putnam Equity and the Putnam Equity Sustainability Strategy group. None of these individuals or groups reports to Franklin Templeton’s marketing businesses.
2.No Franklin Templeton employee outside Putnam Equity may contact any portfolio manager about any proxy vote without first contacting the Proxy Voting Team or a senior lawyer in the Legal and Compliance Department. There is no prohibition on employees seeking to communicate investment- related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Voting Team will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.
3.Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to the Proxy Voting Team any potential conflicts of interest relevant to their vote recommendation.
4.The Proxy Voting Team will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals, the Proxy Voting Team will complete the Proxy Voting Conflict of Interest Disclosure Form (attached as Exhibit B and C) via the Proxy Referral Administration Database and will prepare a quarterly report for the Putnam Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms.

5.Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee on the Proxy Committee’s behalf).
Recordkeeping
The Putnam Equity Sustainability Strategy Group will retain copies of the following books and records:
1.A copy of the Proxy Voting Procedures and Guidelines as are from time to time in effect;
2.A copy of each proxy statement received with respect to securities in client accounts;
3.Records of each vote cast for each client;
4.Internal documents generated in connection with a proxy referral, such as emails, memoranda, etc.
5.Written reports to clients on proxy voting and all client requests for information and Putnam’s response.
All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

Exhibit A to Proxy Procedures
Putnam Investments Proxy Voting Guidelines
The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Voting Team.
Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.
These proxy voting policies are intended to be decision-making guidelines. The guidelines are not exhaustive and do not include all potential voting issues. In addition, as contemplated by and subject to Putnam’s Proxy Voting Procedures, because proxy issues and the circumstances of individual companies are so varied, portfolio teams may recommend votes that may vary from the general policy choices set forth in the guidelines.
The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.
I. Board-Approved Proposals
Proxies will be voted for board-approved proposals, except as follows:
A. Matters Relating to the Board of Directors
Uncontested Election of Directors
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors (and/or subsidiary directors) and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:
➢ Putnam will withhold votes from the entire board of directors if:
•The board does not have a majority of independent directors,
•The board does not have nominating, audit and compensation committees composed solely of independent directors, or
•The board has more than 15 members or fewer than five members, absent special circumstances.
➢ Putnam may refrain from withholding votes from the board due to insufficient key committee independence due to director resignation, change in board structure, or other specific circumstances, provided that the company has stated (for example in an 8-K), or it can otherwise be determined, that the board will address committee composition to ensure compliance with the applicable corporate governance code in a timely manner after the shareholder meeting and the company has a history of appropriate board independence.

Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee (excluding immaterial fees for transactional services as defined by the NYSE Corporate Governance rules) from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of such compensation for services other than service as a director raises significant independence issues.
➢ Putnam will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company for the provision of professional services (e.g., investment banking, consulting, legal or financial advisory fees).
➢ Putnam will withhold votes from any nominee for director who attends fewer than 75% of board and committee meetings. Putnam may refrain from withholding votes on a case-by-case basis if a valid reason for the absence exists, such as illness, personal emergency, potential conflict of interest, etc.
➢ Putnam will withhold votes from any incumbent nominee for director who served on a board that has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the votes actually cast on the matter at its previous two annual meetings, or
➢ Putnam will withhold votes from any incumbent nominee for director who served on a board that adopted, renewed, or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year. (This is applicable to any type of poison pill, for example, advance-warning type pill, EGM pill, and Trust Defense Plans in Japan.)
Putnam will refrain from opposing the board members who served at the time of the adoption of the poison pill if the duration is one year or less, if the plan contains other suitable restrictions; or if the company publicly discloses convincing rationale for its adoption and seeks shareholder approval of future renewals of the poison pill. (Suitable restrictions could include but are not limited to, a higher threshold for passive investors. Convincing rationale could include circumstances such as, but not limited to, extreme market disruption or conditions, stock volatility, substantial merger, active investor interest, or takeover attempts.)
➢ Numerous studies of gender diversity on boards have shown that diverse boards are associated, over the long term, with, among other things, higher financial returns and lower volatility. Putnam will withhold votes from the chair of the Nominating Committee if:
•there are no women on the board, or
•in the case of a board of seven members or more, there are fewer than two women on the board, or
•there is no apparent racial or ethnic diversity on the board, and the board has not provided sufficient disclosure regarding its plans to achieve racial or ethnic diversity

➢ Putnam will withhold votes from the Nominating Committee Chair for companies that have not provided any disclosure of both the board’s diversity (e.g., race or ethnicity) at the aggregate board or individual director level and the company’s policies, or plans to establish such policies, regarding the consideration of diversity in identifying director nominees. Putnam expects companies to provide both disclosure of diversity within their current board composition as well as its policies regarding its approach to board diversity. (Note: Gender diversity is addressed under a separate guideline.)
Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

➢ Putnam will vote against any non-executive nominee for director who serves on more than four (4) public company boards, except where Putnam would otherwise be withholding votes for the entire board of directors. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board. Generally, Putnam will withhold support from directors serving on more than four unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company.
➢ Putnam will withhold votes from any nominee for director who serves as an executive officer of any public company (“home company”) while serving on more than two (2) public company boards other than the home company board. (Putnam will withhold votes from the nominee at each company where Putnam client portfolios own shares.) In addition, if Putnam client portfolios are shareholders of the executive's home company, Putnam will withhold votes from members of the company's governance committee. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board.
➢ Putnam will withhold votes from any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).
Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.
Note: Designation of executive director is based on company disclosure.
➢ Putnam will vote against proposals that provide that a director may be removed only for cause. Putnam will generally vote for proposals that permit the removal of directors with or without cause.
➢ Putnam will vote against proposals authorizing a board to fill a director vacancy without shareholder approval.
➢ Putnam will vote on a case-by-case basis on subsidiary director nominees if Putnam will be voting against the nominees of the parent company’s board.
➢ Putnam will vote on a case-by-case basis for director nominees, including nominees for positions on Supervisory Boards or Supervisory Committees, or similar board entities (depending on board structure), for (re)election when cumulative voting applies.
➢ Putnam will vote for proposals to approve annual directors’ fees, except that Putnam will vote on a case-by-case basis if Putnam’s independent proxy voting service has recommended a vote against such proposal. Additionally, Putnam will vote for proposals to approve the grant of equity awards to directors, except that Putnam will consider these proposals on a case-by-case basis if Putnam’s proxy service provider is recommending a vote against the proposal.
Classified Boards
➢ Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.
Ratification of Auditors
➢ Putnam will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised. (Otherwise, Putnam will vote for.)
Contested Elections of Directors
➢ Putnam will vote on a case-by-case basis in contested elections of directors.

B. Executive Compensation
Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
➢ Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.
➢ Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).
➢ Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity- based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.
•Additionally, if the annualized dilution cannot be calculated, Putnam will vote for plans where the Total Potential Dilution is 5% or less. If the annualized dilution cannot be calculated and the Total Potential Dilution exceeds 5%, then Putnam will vote against. Note: Such plans must first pass all of Putnam's other screens.
➢ Putnam will vote proposals to issue equity grants to executives on a case-by-case basis.
➢ Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).
➢ Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
➢ Putnam will vote against stock option plans/ restricted stock plans with evergreen features providing for automatic share replenishment.
➢ Putnam will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except as follows:
Vote on a case-by-case basis on such proposals if any of the following circumstances exist:
•the amount per employee under the plan is unlimited, or
•the maximum award pool is undisclosed, or
•the incentive bonus plan’s performance criteria are undisclosed, or
•the independent proxy voting service recommends a vote against.
➢ Putnam will vote in favor of the annual presentation of advisory votes on executive compensation (Say-on-Pay).
➢ Putnam will generally vote for advisory votes on executive compensation (Say- on-Pay). However, Putnam will vote against an advisory vote if the company fails (receives an F grade) to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service.
•Putnam will vote on a case-by-case basis if the company receives an F grade by the independent proxy voting service and the recommendation by that service is favorable.
•Additionally, if there is no grade attributed to the company's executive pay, Putnam will generally vote for, unless the recommendation of the independent proxy voting service is against, in which case Putnam will review the proposal on a case-by-case basis.
➢ Putnam will vote on a case-by-case basis on severance agreements (e.g., golden and tin parachutes)
➢ Putnam will withhold votes from members of a Board of Directors which has approved compensation arrangements Putnam’s investment personnel have determined are grossly unreasonable at the next election at which such director is up for re-election.

➢ Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.
➢ Putnam will vote for Non-qualified Employee Stock Purchase Plans with all the following features:
1.Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).
2.Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.
3.Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.
4.No discount on the stock price on the date of purchase since there is a company matching contribution.
Putnam will vote against Non-qualified Employee Stock Purchase Plans when any of the plan features do not meet the above criteria.
Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.
C. Capitalization
Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except as follows:
➢ Putnam will vote for proposals relating to the authorization of additional common stock, except that Putnam will evaluate such proposals on a case-by-case basis if (i) they relate to a specific transaction or to common stock with special voting rights, (ii) the company has a non-shareholder approved poison pill in place, or (iii) the company has had sizeable stock placements to insiders within the past three years at prices substantially below market value without shareholder approval.
➢ Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)
➢ Putnam will vote for proposals authorizing share repurchase programs, except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.
D. Acquisitions, Mergers, Reorganizations and Other Transactions
Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets.
E. Anti-Takeover Measures

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights, control share acquisition provisions, targeted share placements, and ability to make greenmail payments, except as follows:
➢ Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans;
➢ Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.
➢ Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock in the case of REITs (only).

➢ Putnam will generally vote for proposals that enable or expand shareholders’ ability to take action by written consent.
➢ Putnam will vote on a case-by-case basis on proposals to increase shares of an existing class of stock with disparate voting rights from another share class.
➢ Putnam will vote on a case-by-case basis on shareholder or board-approved proposals to eliminate supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).
➢ Putnam will vote on a case-by-case basis on board-approved proposals to adopt supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).
➢ Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock if appropriate “de-clawed” language is present. Specifically, appropriate de-clawed language will include cases where the Company states (i.e., through 8-K, proxy statement or other public disclosure) it will not use the preferred stock for anti-takeover purposes, or in order to implement a shareholder rights plan, or discloses a commitment to submit any future issuances of preferred stock to be used in a shareholder rights plan/anti-takeover purpose to a shareholder vote prior to its adoption.
F. Other Business Matters
Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting, except as follows:
➢ Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits, to change a company’s name, to authorize additional shares of common stock or other matters which are considered routine (for example, director age or term limits), technical in nature, fall within Putnam’s guidelines (for example, regarding board size or virtual meetings), are required pursuant to regulatory and/or listing rules, have little or no economic impact or will not negatively impact shareholder rights).
➢ Additionally, Putnam believes the bundling of items, whether the items are related or unrelated, is generally not in shareholders’ best interest. We may vote against the entire bundled proposal if we would normally vote against any of the items if presented individually. In these cases, we will review the bundled proposal on a case-by-case basis.
➢ Putnam generally supports quorum requirements if the level is set high enough to ensure a broad range of shareholders is represented in person or by proxy but low enough so that the Company can transact necessary business. Putnam will vote on a case-by-case basis on proposals seeking to change quorum requirements; however, Putnam will normally support proposals that seek to comply with market or exchange requirements.
➢ Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation. However, Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.
➢ Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.
➢ Putnam will vote against proposals where there is a lack of information to make an informed voting decision.
➢ Putnam will vote as follows on proposals to adjourn shareholder meetings:
If Putnam is withholding support for the board of the company at the meeting, any proposal to adjourn should be referred for case-by-case analysis.
If Putnam is not withholding support for the board, Putnam will vote in favor of adjourning, unless the vote concerns an issue that is being referred back to Putnam for case-by-case review. Under such circumstances, the proposal to adjourn should also be referred to Putnam for case-by-case analysis.

➢ Putnam will vote against management proposals to adopt a specific state’s courts, or a specific U.S. district court as the exclusive forum for certain disputes, except that Putnam will vote for proposals adopting the State of Delaware, or the Delaware Chancery Court, as the exclusive forum, for corporate law matters for issuers incorporated in Delaware. Requiring shareholders to bring actions solely in one state may discourage the pursuit of derivative claims by increasing their difficulty and cost. However, Putnam’s guideline recognizes the expertise of the Delaware state court system in handling disputes involving Delaware corporations. In addition, Putnam will withhold votes from the chair of the Nominating/Governance committee if a company amends its Bylaws, or takes other actions, to adopt a specific state’s courts (other than Delaware courts, for issuers incorporated in Delaware) or a specific U.S. district court as the exclusive forum for certain disputes without shareholder approval.
➢ Putnam will vote on a case-by-case basis on management proposals seeking to adopt a bylaw amendment allowing the company to shift legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation (fee-shifting bylaw). Additionally, Putnam will vote against the Chair of the Nominating/Governance committee if a company adopts a fee-shifting bylaw amendment without shareholder approval.
➢ Putnam will support management/shareholder proxy access proposals as long as the proposals align with the following principles for a shareholder (or up to 20 shareholders together as a group) to receive proxy access:
1.The required minimum aggregate ownership of the Company’s outstanding common stock is no greater than 3%;
2.The required minimum holding period for the shareholder proponent(s) is no greater than two years; and
3.The shareholder(s) are permitted to nominate at least 20% of director candidates for election to the board.
Proposals requesting shares be held for 3 years will be reviewed on a case-by-case basis. Putnam will vote against proposals requesting shares be held for more than three years. Proposals that meet Putnam’s stated criteria and include other requirements relating to issues such as, but not limited to, shares on loan or compensation agreements with nominees, will be reviewed on a case-by-case basis.
Additionally, shareholder proposals seeking an amendment to a company’s proxy access policy which include any one of the supported criteria under Putnam’s guidelines, for example, a 2-year holding period for shareholders, will be reviewed on a case-by-case basis.
➢ Putnam supports management / shareholder proposals giving shareholders the right to call a special meeting as long as the ownership requirement in such proposals is at least 15% of the company's outstanding common stock and not more than 25%.
In general, Putnam will vote for management or shareholder proposals to reduce the ownership requirement below a company’s existing threshold, as long as the new threshold is at least 15% and not greater than 25% of the company’s outstanding common stock.
Putnam will vote against any proposal with an ownership requirement exceeding 25% of the company’s common stock or an ownership requirement that is less than 15% of the company's outstanding common stock.
In cases where there are competing management and shareholder proposals giving shareholders the right to call a special meeting, Putnam will generally vote for the proposal which has the lower minimum shareholder ownership threshold, as long as that threshold is within Putnam’s recommended minimum/maximum thresholds. If only one of the competing proposals has a threshold that falls within Putnam’s threshold range, Putnam will normally support that proposal as long as it represents an improvement (reduction) from the previous requisite ownership level. Putnam will normally vote against both proposals if neither proposal has a requisite ownership level between 15% and 25% of the company’s outstanding common stock.
➢ Putnam will generally vote for management or shareholder proposals to allow a company to hold virtual-only or hybrid shareholder meetings or to amend its articles/charter/by-laws to allow for virtual-only or hybrid shareholder meetings, provided the proposal does not preclude in-person meetings (at any given time), and does not otherwise limit or impair shareholder participation; and if the company has provided clear disclosure to ensure that shareholders can effectively participate in virtual-only shareholder meetings and meaningfully communicate with company management and directors. Additionally, Putnam may consider the rationale of the proposal and whether there have been concerns about the company’s previous meeting practices.

Disclosure should address the following:
•the ability of shareholders to ask questions during the meeting
•including time guidelines for shareholder questions
•rules around what types of questions are allowed
•and rules for how questions and comments will be recognized and disclosed to meeting participants
•the manner in which appropriate questions received during the meeting will be addressed by the board
•procedures, if any, for posting appropriate questions received during the
•meeting and the company’s answers on the investor page of their website as soon as is practical after the meeting
•technical and logistical issues related to accessing the virtual meeting platform; and
•procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting
Putnam may vote against proposals that do not meet these criteria.
Additionally, Putnam may vote against the Chair of the Governance Committee when the board is planning to hold a virtual-only shareholder meeting and the company has not provided sufficient disclosure (as noted above) or shareholder access to the meeting.
➢ Putnam will vote for proposals to approve a company’s board-approved climate transition action plan (“say on climate” proposals in which the company’s board proposes that shareholders indicate their support for the company’s plan), unless the proxy voting service has recommended a vote against the proposal, in which case Putnam will vote on a case-by-case basis on the proposal.
➢ Putnam will vote on a case-by-case basis on board-approved proposals that conflict with shareholder proposals.
II. Shareholder Proposals
Shareholder proposals are non-binding votes that are often opposed by management. Some proposals relate to matters that are financially immaterial to the company’s business, while others may be impracticable or costly for a company to implement. At the same time, well-crafted shareholder proposals may serve the purpose of raising issues that are material to a company’s business for management’s consideration and response. Putnam seeks to weigh the costs of different types of proposals against their expected financial benefits. More specifically:
Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
➢ Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.
➢ Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.
➢ Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

➢ Putnam will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding of the company in order to be (re) elected.
➢ Putnam will review on a case-by-case basis, shareholder proposals requesting that the board adopt a policy whereby, in the event of a significant restatement of financial results or significant extraordinary write-off, the board will recoup, to the fullest extent practicable, for the benefit of the company, all performance- based bonuses or awards that were made to senior executives based on having met or exceeded specific performance targets to the extent that the specified performance targets were not met.
➢ Putnam will vote for shareholder proposals urging the board to seek shareholder approval of any future supplemental executive retirement plan ("SERP"), or individual retirement arrangement, for senior executives that provides credit for additional years of service not actually worked, preferential benefit formulas not provided under the company's tax-qualified retirement plans, accelerated vesting of retirement benefits or retirement perquisites and fringe benefits that are not generally offered to other company employees. (Implementation of this policy shall not breach any existing employment agreement or vested benefit.)
➢ Putnam will vote for shareholder proposals requiring companies to report on their executive retirement benefits. (Deferred compensation, split-dollar life insurance, SERPs and pension benefits)
➢ Putnam will vote for shareholder proposals requesting that a company establish a pay-for-superior-performance standard whereby the company discloses defined financial and/or stock price performance criteria (along with the detailed list of comparative peer group) to allow shareholders to sufficiently determine the pay and performance correlation established in the company’s performance-based equity program. In addition, no multi-year award should be paid out unless the company’s performance exceeds, during the current CEO’s tenure (three or more years), its peer median or mean performance on selected financial and stock price performance criteria.
➢ Putnam will vote for shareholder proposals urging the board to disclose in a separate report to shareholders, the Company’s relationships with its executive compensation consultants or firms. Specifically, the report should identify the entity that retained each consultant (the company, the board or the compensation committee) and the types of services provided by the consultant in the past five years (non-compensation-related services to the company or to senior management and a list of all public company clients where the Company’s executives serve as a director.)
➢ Putnam will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:
•the company undergoes a change in control, and
•the change in control results in the termination of employment for the person receiving the severance payment.
➢ Putnam will vote for shareholder proposals requiring that the chair’s position be filled by an independent director (separate chair/CEO). However, Putnam will vote on a case-by-case basis on such proposals when the company’s board has a lead-independent director (or already has an independent or separate chair) and Putnam is supporting the nominees for the board of directors.
➢ Putnam will vote for shareholder proposals seeking the submission of golden coffins to a shareholder vote or the elimination of the practice altogether.
➢ Putnam will vote for shareholder proposals seeking a policy that forbids any director who receives more than 25% withhold votes cast (based on for and withhold votes) from serving on any key board committee for two years and asking the board to find replacement directors for the committees if need be.
➢ Putnam will vote for shareholder proposals urging the board to seek shareholder approval of severance agreements (e.g., golden and tin parachutes).
•However, Putnam will vote against such proposals when the company has a policy that minimally requires shareholder approval of severance agreements for executives that provides for cash severance benefits exceeding 2.99 times the sum of the executive's base salary plus target annual non-equity incentive plan bonus opportunity.
Putnam will vote on a case-by-case basis on approving such compensation arrangements.
➢ Putnam will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met: the company undergoes a change in control, and the change in control results in the termination of employment for the person receiving the severance payment.
➢ Putnam will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements as well as proposals to limit income or other tax gross-up payments.

➢ Putnam will vote in accordance with the recommendation of the company’s board of directors on shareholder proposals regarding corporate political spending, unless Putnam is voting against the directors, in which case the proposal would be reviewed on a case-by-case basis.
➢ Putnam will vote on a case-by-case basis on shareholder proposals that conflict with board-approved proposals.
Environmental and Social
➢ Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). In evaluating shareholder proposals relating to environmental and social initiatives, Putnam takes into account (1) the relevance and materiality of the proposal to the company’s business, (2) whether the proposal is well crafted (e.g., whether it references science-based targets, or standard global protocols), and (3) the practicality or reasonableness of implementing the proposal.
Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to these issues: Environmental issues, including but not limited to, climate change, greenhouse gas emissions, renewable energy, and broader sustainability issues; and Social issues, including but not limited to, fair pay, employee diversity and development, safety, labor rights, supply chain management, privacy and data security.
In addition, Putnam will consider proposals related to Artificial Intelligence (“AI”) on a case-by-case basis.
Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company's current level of disclosure, (iii) the company's level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact. Other factors may also be considered.
Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third-party evaluations of ESG performance.
Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where our third-party proxy service provider has identified one or more reasons to warrant a vote FOR.
III. Voting Shares of Non-US Issuers
Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:
(1)Share blocking. Shares must be frozen for certain periods of time to vote via proxy.
(2)Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in many cases, then re-registered back. Shares are normally blocked in this period.
(3)Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.
Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of not doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non- contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.
Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly, it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non-US issuers in accordance with the foregoing guidelines where applicable, except as follows:
➢ Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.
➢ Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
➢ Putnam will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
➢ Putnam will vote for proposals to authorize share repurchase programs that are recommended for approval by Putnam’s proxy voting service provider, otherwise Putnam will vote against such proposals; except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.
➢ Putnam will vote against authorizations to repurchase shares or issue shares or convertible debt instruments with or without preemptive rights when such authorization can be used as a takeover defense without shareholder approval. Putnam will not apply this policy to a company with a shareholder who controls more than 50% of its voting rights.
➢ Putnam will generally vote for proposals that include debt issuances, however substantive/non-routine proposals, and proposals that fall outside of normal market practice or reasonable standards, will be reviewed on a case-by-case basis.
➢ Putnam will vote for board-approved routine, market-practice proposals. These proposals are limited to (1) those issues that will have little or no economic impact, such as technical, editorial, or mandatory regulatory compliance items, (2) those issues that will not adversely affect and/or which clearly improve shareholder rights/values, and which do not violate Putnam’s proxy voting guidelines, or (3) those issues that do not seek to deviate from existing laws or regulations. Examples include but are not limited to, related party transactions (non-strategic), profit-and-loss transfer agreements (Germany), authority to increase paid-in capital (Taiwan). Should any unusual circumstances be identified concerning a normally routine issue, such proposals will be referred back to Putnam for internal review.
➢ Putnam will generally vote for proposals regarding amendments seeking to expand business lines or to amend the corporate purpose, provided the proposal would not include a significant or material departure from the company’s current business, and/or will provide the company with greater flexibility in the performance of its activities.
➢ Putnam will normally vote for management proposals concerning allocation of income and the distribution of dividends. However, Putnam portfolio teams will override this guideline when they conclude that the proposals are outside the market norms (i.e., those seen as consistently and unusually small or large compared to market practices).
➢ Putnam will generally vote for proposals seeking to adjust the par value of common stock. However, non-routine, substantive proposals will be reviewed on a case-by-case basis.
➢ Putnam will vote against proposals that would authorize the company to reduce the notice period for calling special or extraordinary general meetings to less than 21-Days.
➢ Putnam will generally vote for proposals relating to transfer of reserves/increase of reserves (i.e., France, Japan). However, Putnam will vote on a case-by-case basis if the proposal falls outside of normal market practice.

➢ Putnam will generally vote for proposals to increase the maximum variable pay ratio. However, Putnam will vote on a case-by-case basis if we are voting against a company’s remuneration report or if the proposal seeks an increase in excess of 200%.
➢ Putnam will review stock option plans on a case-by-case basis which allow for the options exercise price to be reduced by dividend payments (if the plan would normally pass Putnam’s Guidelines).
➢ Putnam will generally vote for requests to provide loan guarantees however, Putnam will vote on a case-by-case basis if the total amount of guarantees is in excess of 100% of the company’s audited net assets.
➢ Putnam will generally support remuneration report/policy proposals (i.e., advisory/binding) where a company’s executive compensation is linked directly with the performance of the business and executive. Putnam will generally support compensation proposals which incorporate a mix of reasonable salary and performance based short- and long-term incentives. Companies should demonstrate that their remuneration policies are designed and managed to incentivize and retain executives while growing the company’s long-term shareholder value.
Generally, Putnam will vote against remuneration report/policy proposals (i.e., advisory/binding) in the following cases:
•Disconnect between pay and performance;
•No performance metrics disclosed;
•No relative performance metrics utilized;
•Single performance metric was used and it was an absolute measure;
•Performance goals were lowered when management failed or was unlikely to meet original goals;
•Long Term Incentive Plan is subject to retesting (e.g., Australia);
•Service contracts longer than 12 months (e.g., United Kingdom);
•Allows vesting below median for relative performance metrics;
•Ex-gratia / non-contractual payments have been made (e.g., United Kingdom and Australia);
•Contains provisions to automatically vest upon change-of-control; or
•Other poor compensation practices or structures.
•Pension provisions for new executives is not at the same level as the majority of the wider workforce; pension provisions for incumbent executives are not set to decrease over time (United Kingdom).
•Proposed CEO salary increases are not justifiably appropriate in comparison to wider workforce or rationale for exception increases is not fully disclosed (United Kingdom).
➢ Putnam will vote on a case-by-case basis on bonus payments to executive directors or senior management; however, Putnam will vote against payments that include outsiders or independent statutory auditors.
Matters Relating to Board of Directors
Uncontested Board Elections
Asia: China, Hong Kong, India, Indonesia, Philippines, Taiwan and Thailand
➢ Putnam will vote against the entire board of directors if:
•fewer than one-third of the directors are independent directors, or
•the board has not established audit, compensation and nominating committees each composed of a majority of independent directors, or
•the chair of the audit, compensation or nominating committee is not an independent director.
Commentary: Companies listed in China (or dual-listed in China and Hong Kong) often have a separate supervisory committee in addition to a standard board of directors containing audit, compensation, and nominating committees. The supervisory committee provides oversight of the financial affairs of the company and supervises members of the board and management, while the board of directors makes decisions related to the company's business and investment strategies. The supervisory committee normally comprises employee representatives and shareholder representatives. Shareholder representatives are elected by shareholders of the company while employee representatives are elected by the company's staff. Shareholder representatives may be independent or may be affiliated with the company or its substantial shareholders.
Current laws and regulations neither provide a basis for evaluation of supervisor independence nor do they require a supervisor to be independent.
➢ Putnam will generally vote in favor of nominees to the Supervisory Committee.
Australia
➢ Putnam will vote against the entire board of directors if:
•fewer than a majority of the directors are independent, or
•the board has not established an audit committee composed solely of non- executive directors, a majority of whom, including the chair of the committee (who should not be the board chair), should be independent directors, or
•the board has not established nominating and compensation committees each composed of a majority of independent, non-executive directors, with an independent chair.
Brazil
➢ Putnam will vote against proposals requesting cumulative voting unless there are more candidates than number of seats available, in which case vote for.
➢ Putnam will vote for proposals for the proportional allocation of cumulative votes if Putnam is supporting the entire slate of nominees. Putnam will vote against such proposals if Putnam is not supporting the entire slate.
➢ Putnam will abstain on individual director allocation proposals if Putnam is voting for the proportional allocation of cumulative votes. Putnam will vote on a case-by-case basis on individual director allocation proposals if Putnam is voting against the proportional allocation of votes.
➢ Putnam will vote for proposals to cumulate votes of common and preferred shareholders if the nominees are known and Putnam is supporting the applicable nominees; Putnam will vote against such proposals if Putnam is not supporting the known nominees, or if the nominees are unknown.
➢ Putnam will generally vote against proposals seeking the recasting of votes for amended slate (as new candidates could be included in the amended slate without prior disclosure to shareholders).
➢ Putnam will vote against proposals regarding instructions if meeting is held on second call if election of directors is part of the recasting as the slate can be amended without (prior) disclosure to shareholders.
➢ Putnam will vote against proposals regarding the casting of minority votes to the candidate with largest number of votes.
Canada
Canadian corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the UK’s Combined Code on Corporate Governance, the policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Continental Europe (ex-Germany)
➢ Putnam will vote against the entire board of directors if:

•fewer than a majority of the directors are independent directors, or
•the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.
Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.
In France, Employee Representatives are employed by the company and represent rank and file employees. These representatives are elected by company employees. The law also provides for the appointment of employee shareholder representatives, if the employee shareholdings exceed 3% of the share capital. Employee shareholder representatives are elected by the company’s shareholders (via general meeting).
Germany
➢ For companies subject to “co-determination,” Putnam will vote for the election of nominees to the supervisory board, except:
➢ Putnam will vote against the Supervisory Board if:
➢ the board has not established an audit committee comprising an Independent chair.
➢ the audit committee chair serves as board chair.
➢ the board contains more than two former management board members.
➢ Putnam will vote against the election of a former member of the company’s managerial board to chair of the supervisory board.
Commentary: German corporate governance is characterized by a two-tier board system - a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board.
Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This practice is known as co-determination.
Israel
Non-Controlled Banks: Director elections at Non-Controlled banks are overseen by the Supervisor of the Banks and nominees for election as "other" (non-external) directors and external directors (under Companies Law and Directive 301) are put forward by an external and independent committee. As such,
➢ Putnam’s guidelines regarding board Nominating Committees will not apply.
➢ Putnam will vote on a case-by-case on nominees when there are more nominees than seats available.
Italy
Election of directors and statutory auditors:
➢ Putnam will apply the director guidelines to the majority shareholder supported list and vote accordingly (for or against) if multiple lists of director candidates are presented. If there is no majority shareholder supported slate of nominees, Putnam will support the shareholder slate of nominees that is recommended for approval by Putnam’s service provider.
➢ Putnam will vote against the entire list of director nominees if the list is bundled as one proposal and if Putnam would otherwise be voting against any one director nominee.
➢ Putnam will generally vote for the majority shareholder supported list of statutory auditor nominees.

Note: Pursuant to Italian law, directors and statutory auditors are elected through a slate voting system whereby candidates are presented in lists submitted by shareholders representing a minimum percentage of share capital.
➢ Putnam will withhold votes from any director not identified in the proxy materials. (Example: Co-opted director nominees.)
Japan
➢ For companies that have established a U.S.-style corporate governance structure, Putnam will withhold votes from the entire board of directors if:
•the board does not have a majority of outside directors,
•the board has not established nominating and compensation committees composed of a majority of outside directors,
•the board has not established an audit committee composed of a majority of independent directors, or
•the board does not have at least two independent directors for companies with a controlling shareholder.
➢ For companies that have established a statutory auditor board structure:
•Putnam will withhold votes from the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.
➢ or companies that have established a statutory auditor board structure, Putnam will withhold votes from the entire board of directors if:
•the board does not have at least two outside directors, or
•the board does not have at least two independent directors for companies with a controlling shareholder.
•Putnam will vote against any statutory auditor nominee who attends fewer than 75% of board and committee meeting without valid reasons for the absences (i.e., illness, personal emergency, etc.) (Note that Corporate Law requires disclosure of outsiders' attendance but not that of insiders, who are presumed to have no more important time commitments.)
➢ For companies that have established an audit committee board structure (one-tier / one committee), Putnam will withhold votes from the entire board of directors if:
•the board does not have at least two outside directors,
•the board does not have at least two independent directors for companies with a controlling shareholder, or
•the board has not established an audit committee composed of a majority of independent directors.
Election of Executive Director and Election of Supervisory Director - REIT
REITs have a unique two-tier board structure with generally one or more executive directors and two or more supervisory directors. The number of supervisory directors must be greater than, not equal to, the number of executive directors. Shareholders are asked to vote on both types of directors. Putnam will vote as follows, provided each board of executive / supervisory directors meets legal requirements.
➢ Putnam will generally vote for the election of Executive Director.
➢ Putnam will generally vote for the election of Supervisory Directors.
Commentary:
Definition of outside director and independent director:

The Japanese Companies Act focuses on two director classifications: Insider or Outsider. An outside director is a director who is not a director, executive, executive director, or employee of the company or its parent company, subsidiaries or affiliates. Further, a director, executive, executive director or employee, who have executive responsibilities, of the company or subsidiaries can regain eligibility ten years after his or her resignation, provided certain other requirements are met. An outside director is designated as an “independent” director based on the Tokyo Stock Exchange listing rules. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.).
The guidelines have incorporated these definitions in applying the board independence standards above.
Korea
Putnam will withhold votes from the entire board of directors if:
•For large companies (i.e., those with assets of at least KRW 2 trillion); the board does not have at least three independent directors or less than a majority of directors are independent directors,
•For small companies (i.e., those with assets of less than KRW 2 trillion), fewer than one-fourth of the directors are independent directors,
•The board has not established a nominating committee with at least half of the members being outside directors, or
•the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are independent directors.
Commentary: For purposes of these guidelines, an “outside director” is a director who is independent from the management or controlling shareholders of the company and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 382 of the Korean Commercial Act, i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.
➢ Putnam will generally vote for proposals to amend the Executive Officer Retirement Allowance Policy unless the recipients of the grants include non- executives; the proposal would have a negative impact on shareholders, or the proposal appear to be outside of normal market practice, in which case Putnam will vote against.
Malaysia
➢ Putnam will vote against the entire board of directors if:
•less than 50% of the directors are independent directors, or less than a majority of the directors are independent directors for large companies,
•the board has not established an audit committee with all members being independent directors, including the committee chair,
•the board has not established a nominating committee with all members being non-executive directors, a majority of whom are independent, including the committee chair; the board chair should not serve as a member of the nomination committee, or
•the board has not established a compensation committee with all members being non-executive directors, a majority of whom are independent; the board chair should not serve as a member of the remuneration committee.
Nordic Markets – Finland, Norway, Sweden
➢ Putnam will vote against the entire board of directors if:

Board Independence:
•The board does not have a majority of directors independent from the company and management. (Sweden, Finland, Norway)
•The board does not have at least two directors independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland)
•An executive director is a member of the board. (Norway)
Audit Committee:
•The audit committee does not consist of a majority of directors independent from the company and management. (Sweden, Finland)
•The audit committee does not have at least one director independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland)
•The audit committee is not majority independent. (Norway)
Remuneration Committee:
•The remuneration committee is not fully independent of the company, excluding the chair. (Sweden)
•The remuneration committee is not majority independent of the company. (Finland)
•The remuneration committee does not consist fully of non-executive directors. (Finland)
•The remuneration committee is not fully independent of management. (Norway)
•The remuneration committee is not majority independent from the company and its major shareholders holding > 50% of the Company’s share capital. (Sweden, Finland, Norway)
Board Nomination Committee:
•The nomination committee does not consist of a majority of directors independent from the company. (Finland)
•An executive is a member of the nomination committee. (Finland)
External Nomination Committee: Vote against the establishment of the nomination committee and its guidelines when:
•The external committee is not majority independent of the company and management. (Sweden)
•The external committee does not have at least one director not affiliated to largest shareholder on the committee. (Sweden)
•The external committee does not meet best practice based on ISS analysis. (Finland)
•The external committee is not majority independent of the board and management. (Norway)
•The external committee has more than one member of the board of the directors sitting on the committee. (Norway)
•There is insufficient disclosure provided for new nominees. (Norway)
•An executive is a member of the committee. (Norway)
Russia
➢ Putnam will vote on a case-by-case basis for the election of nominees to the board of directors.
Commentary: In Russia, director elections are handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.
Singapore
➢ Putnam will vote against from the entire board of directors if:
•in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

•the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or
•the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.
United Kingdom, Ireland
Commentary:
Application of guidelines: Although the Combined Code has adopted the “comply and explain” approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.
Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director’s independence.
Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.
➢ Putnam will withhold votes from the entire board of directors if:
•the board, excluding the Non-Executive Chair, is not comprised of at least half independent non-executive directors,
•the board has not established a Nomination committee composed of a majority of independent non-executive directors, excluding the Non-Executive Chair, or
•the board has not established a Compensation committee composed of (1) at least three directors (in the case of smaller companies, as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The company chair may be a member of, but not chair, the Committee provided he or she was considered independent on appointment as chair, or
•The board has not established an Audit Committee composed of, (1) at least three directors (in the case of smaller companies as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The board chair may not serve on the audit committee of large or small companies.
All other jurisdictions
➢ In the absence of jurisdiction specific guidelines, Putnam will vote as follows for boards/supervisory boards:
➢ Putnam will vote against the entire board of directors if:
•fewer than a majority of the directors are independent directors, or
•The board has not established audit, nominating and compensation committees each composed of a majority of independent directors.
Additional Commentary regarding all Non-US jurisdictions:
Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.
Some jurisdictions may legally require or allow companies to have a certain number of employee representatives, employee shareholder representatives (e.g., France) and/or shareholder representatives on their board. Putnam generally does not consider these representatives independent. The presence of employee representatives or employee shareholder representatives on the board and key committees is generally legally mandated. In most markets, shareholders do not have the ability to vote on the election of employee representatives or employee shareholder representatives. In some markets, significant shareholders have a legal right to nominate shareholder representatives.
Shareholders are required to approve the election of shareholder representatives to the board. Unlike employee representatives, there are no legal requirements regarding the presence of shareholder representatives on the board or its committees.
➢ Putnam will not include employee or employee shareholder representatives in the independence calculation of the board or key committees, nor in the calculation of the size of the board.
➢ Putnam will include shareholder representatives in the independence calculation of the board and key committees, and in the calculation of the size of the board.
➢ Putnam will generally support shareholder or employee representatives if included in the agenda Putnam will vote on a case-by-case basis when there are more candidates than seats. Additionally, Putnam will vote against such nominees when there is insufficient information disclosed.
➢ Putnam Investments’ policies regarding the provision of professional services and transactional relationship with regard to directors will apply.
➢ Putnam will vote for independent nominees for alternate director, unless such nominees do not meet Putnam’s individual director standards.
Shareholder nominated directors/self-nominated directors
➢ Putnam will vote against shareholder nominees if Putnam supports the board of directors.
➢ Putnam will vote on a case-by case basis if Putnam will be voting against the current board.
➢ Putnam will vote on a case-by-case basis if the proposal regarding a self- nominated/shareholder nominated director nominee would add an additional seat to the board if the nominee is approved.
Other Business Matters
Japan
A. Article Amendments
➢ The Japanese Companies Act gives companies the option to adopt a U.S.-Style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-Style “Board with Committees” structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote against the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.
➢ Putnam will vote on a case-by-case basis on granting the board the authority to repurchase shares at its discretion.
➢ Putnam will vote against amendments to delete a requirement directing the company to reduce authorized capital by the number of treasury shares cancelled. If issued share capital decreases while authorized capital remains unchanged, then the company will have greater leeway to issue new shares (for example as a private placement or a takeover defense).
➢ Putnam will vote against proposals to authorize appointment of special directors. Under the new Corporate Law, companies are allowed to appoint, from among their directors, "special directors" who will be authorized to make decisions regarding the purchase or sale of important assets and major borrowing or lending, on condition that the board has at least six directors, including at least one non-executive director. At least three special directors must participate in the decision-making process and decisions shall be made by a majority vote of the special directors. However, the law does not require any of the special directors to be non-executives, so in effect companies may use this mechanism to bypass outsiders.
➢ Putnam will generally vote for proposals to create new class of shares or to conduct a share consolidation of outstanding shares to squeeze out minority shareholders.
➢ Putnam will vote against proposals seeking to enable companies to establish specific rules governing the exercise of shareholder rights. (Note: Such as, shareholders' right to submit shareholder proposals or call special meetings.)
B. Compensation Related Matters
➢ Putnam will vote against option plans which allow the grant of options to suppliers, customers, and other outsiders.
➢ Putnam will vote against stock option grants to independent internal statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.
➢ Putnam will vote against the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company. Putnam will also vote against payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam’s criteria, Putnam will vote against the entire bundled item.
C. Other Business Matters
➢ Putnam votes for mergers by absorptions of wholly-owned subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.
➢ Putnam will vote for the acquisition if it is between parent and wholly-owned subsidiary.
➢ Putnam will vote for the formation of a holding company, if routine. Holding companies are once again legal in Japan and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders’ ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.
➢ Putnam will vote against proposals that authorize the board to vary the AGM record date.
➢ Putnam will vote for proposals to abolish the retirement bonus system.
➢ Putnam will vote for board-approved director/officer indemnification proposals.
➢ Putnam will vote on a case-by-case basis on private placements (Third-party share issuances). Where Putnam views the share issuance necessary to avoid bankruptcy or to put the company back on solid financial footing, Putnam will generally vote for. When a private placement allows a particular shareholder to obtain a controlling stake in the company at a discount to market prices, or where the private placement otherwise disadvantages ordinary shareholders, Putnam will vote against.
➢ Putnam will generally vote against shareholder rights plans (poison pills). However, if all of the following criteria are met, Putnam will evaluate such poison pills on a case-by-case basis:
1.The poison pill must have a duration of no more than three years.
2.The trigger threshold must be no less than 20 percent of issued capital.
3.The company must have no other types of takeover defenses in place.
4.The company must establish a committee to evaluate any takeover offers, and the members of that committee must all meet Putnam’s' definition of independence.

5.At least 20 percent, and no fewer than two, of the directors must meet Putnam’s definition of independence. These independent directors must also meet Putnam’s guidelines on board meeting attendance.
6.The directors must stand for reelection on an annual basis.
7.The company must release its proxy materials no less than three weeks before the meeting date.
➢ Putnam will vote against proposals to allow the board to decide on income allocation without shareholder vote.
➢ Putnam will vote against proposals to limit the liability of External Audit Firms (“Accounting Auditors”).
➢ Putnam will vote against proposals seeking a reduction in board size that eliminates all vacant seats.
➢ Putnam may generally vote against proposals seeking an increase in authorized capital that leaves the company with as little as 25 percent of the authorized capital outstanding (general request). However, such proposals will be evaluated on a company specific basis, taking into consideration such factors as current authorization outstanding, existence (or lack thereof) of preemptive rights and rationale for the increase.
➢ Putnam will vote for corporate split agreement and transfer of sales operations to newly created wholly-owned subsidiaries where the transaction is a purely internal one which does not affect shareholders' ownership interests in the various operations. All other proposals will be referred back to Putnam for case-by-case review. These reorganizations usually accompany the switch to a holding company structure, but may be used in other contexts.
United Kingdom
➢ Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at U.K. companies. As such, Putnam will generally vote for ‘Save-As-You-Earn’ schemes in the U.K which allow for no more than a 20% purchase discount, and which otherwise comply with U.K. law and Putnam standards.
France
➢ Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at French companies. As such, Putnam will generally vote for employee share purchase schemes in France that allow for no greater than a 30% purchase discount, or 40% purchase discount if the vesting period is equal to or greater than ten years, and which otherwise comply with French law and Putnam standards.
➢ Putnam will generally vote for the Remuneration Report (established based on SRD II), however Putnam will vote on a case-by-case basis when Putnam is voting against both the ex-Post Remuneration Report (CEO) and ex-Ante Remuneration Policy (CEO, or proposal including CEO remuneration package) in the current year, and Putnam’s third party service provider(s) is recommending a vote against.
Canada
➢ Putnam will generally vote for Advance Notice provisions for submitting director nominations not less than 30 days prior to the date of the annual meeting. For Advance Notice provisions where the minimum number of days to submit a shareholder nominee is less than 30 days prior to the meeting date, Putnam will vote on a case-by-case basis. Putnam will also vote on a case-by-case basis if the company's policy expressly prohibits the commencement of a new notice period in the event the originally scheduled meeting is adjourned or postponed.
Hong Kong
➢ Putnam will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issuances of up to 20% of total equity in a year if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.
Additionally, Putnam will vote for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) Putnam supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than

10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.
This policy supplements policies regarding share issuances as stated above under section III. Voting Shares of Non-US Issuers.
Taiwan
➢ Putnam will vote against proposals to release the board of directors from the non- compete restrictions specified in Taiwanese Company Law. However, Putnam will vote for such proposals if the directors are engaged in activities with a wholly- owned subsidiary of the company.
Australia
➢ Putnam will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.
➢ Putnam will vote for proposals renewing partial takeover provisions.
➢ Putnam will vote on a case-by-case basis on Board-Spill proposals.
Turkey
➢ Putnam will vote on a case-by-case basis on proposals involving related party transactions. However, Putnam will vote against when such proposals do not provide information on the specific transaction(s) to be entered into with the board members or executives.

Exhibit B to Proxy Procedures
PUTNAM INVESTMENTS
PROXY VOTING CONFLICT
OF INTEREST DISCLOSURE FORM

1. Company name:
2. Date of Meeting:
3. Referral Item(s):
4. Description of Putnam’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:
5. Describe procedures used to address any conflict of interest: Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam's Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam's Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of issuing companies, any such contact will be documented and included in the proxy voting files.
6. Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION
The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:
Proxy Voting Team

Exhibit C to Proxy Procedures

PUTNAM INVESTMENTS
PROXY VOTING CONFLICT
OF INTEREST DISCLOSURE FORM

1. Company name:
2. Date of Meeting:
3. Referral Item(s):
4. Description of Putnam’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest: None
5. Describe procedures used to address any conflict of interest: N/A

6. Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

None

CERTIFICATION
The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:
Proxy Voting Team

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC./
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED

Proxy Voting Policies

Proxy Voting Policy Requirements
Pursuant to its Proxy Voting policy, Schroders votes on all shares in publicly quoted equities except as described below. Schroders votes on all of its clients’ shares covered by its policy, except in the following very limited circumstances:
•Where there are share blocking requirements over the shares and the Investment team considers that the ability to trade the shares is more important than the ability to vote, it may elect not to do so. In this case, Schroders’ Corporate Governance team is consulted and must approve this decision.
•Where the relevant Corporate Governance team considers that costs associated with voting the shares (for example, the financial and/or administrative cost of providing additional documentation) may outweigh the value of the ability to vote.
•Where there are physical barriers to voting and/or timing issues. For example, where the Schroders proxy voting provider has not provided an electronic means to vote or has not provided their research (which enables Schroders to vote) more than one U.K. business day before the voting cut off.
All voting is conducted as per Global and Regional Voting Guidelines adopted by the Schroders Group.
Schroders Global Voting Guidelines can be found here. The Global Voting Guidelines set the minimum standards to be applied and are supported by the Regional Voting Guidelines, where applicable, which provide specific guidance on how to apply these locally. All voting is conducted in line with such Guidelines except in the circumstances described above.
Global and Regional Voting Guidelines are reviewed at least annually by regional Corporate Governance teams, with any material changes agreed with by the Compliance team.
Corporate Governance teams are responsible for conducting the voting on shares covered by Schroders Proxy Voting policy.
Corporate Governance teams discuss and agree with the relevant Investment teams how to vote with respect to each issuer’s shares covered by the policy with reference to the applicable Global and Regional Voting Guidelines, and any discussion and/or other engagement with each company. Once an agreement is reached, the relevant Corporate Governance team is responsible for voting accordingly.
Schroders has the ability to conduct all voting electronically.
All voting is conducted via the electronic voting platform provided by Schroders proxy voting provider, unless there are specific operational reasons not to do so or Schroders attends the meeting in person.
Voting Escalation Process
Where an agreement on how to vote the shares cannot be reached between the relevant Corporate
Governance team and the relevant Investment team(s):
•The Corporate Governance team and the Investment team(s) will each write a memo setting out their views on the resolution, how they believe the shares should be voted and their rationale.
•The Corporate Governance team shall convene a meeting (electronically or physically) between the disagreeing parties and the Co-Head of Investment and Head of Equities who will adjudicate and make a decision on how to vote the shares.
•The Corporate Governance team will document this decision in writing and vote the shares in accordance with the decision.

For the avoidance of doubt, Schroders is not required to follow any recommendations made by the Schroders proxy voting provider, provided as part of its research.
Conflicts of Interest
Schroders is responsible for monitoring and identifying situations that could give rise to a conflict of interest, including those that could give rise to a conflict of interest when voting at company meetings. Those responsible for monitoring and identifying situations that could give rise to a conflict of interest are responsible for informing the Corporate Governance team of any potential conflicts in accordance with Schroders Group Conflicts of Interest Policy.
Where a potential conflict is identified with respect to an account on whose behalf the Corporate Governance team is voting, or the company being voted on, Schroders will typically follow the standard voting recommendations of the Schroders proxy voting provider.
Examples of potential conflicts of interest include, but are not limited to:
•Where the company in question is a significant client, or part of the same group, as a significant client of Schroders.
•Where the Schroders’ employee making the voting decision is a director of, significant shareholder of, or has a position of influence at the company in question.
•Where a Schroders plc director or senior manager is a director of the company in question.
•Where Schroders plc or an affiliate is a shareholder of the company being voted on.
•Where there is a conflict of interest between one client and another client, or there is pressure to vote in a particular way due to a client request.
•Where the Corporate Governance team votes on Schroders plc resolutions.
There may be scenarios where it is in the best interest of a client to override the recommendations of the Schroders proxy voting provider. In such scenarios, Schroders will obtain approval for the decision from Schroders’ the Head of Equities (or other relevant asset class) with the reason for such a vote being recorded in writing. In cases where a recommendation from the Schroders proxy voting provider is not available, Schroders will vote in what it considers to be the best interests of its clients.
Corporate Actions
In the case of mergers, acquisitions or similar corporate actions where an account holds investments in both the target and the acquirer, Schroders acts in what it considers the best interests of its clients based on the information available at the time.
There may be other instances where different accounts, managed by the same or different Schroders fund managers, hold stocks on either side of a transaction. In these cases, the fund managers will each vote in the best interests of their respective clients. The Corporate Governance team will execute the votes on the instruction of the relevant Investment team(s).

Nuveen proxy voting guidelines
Applicability
These Guidelines apply to employees of Nuveen acting on behalf of Nuveen Asset Management, LLC (NAM), Teachers Advisors, LLC (TAL) and TIAA-CREF Investment Management, LLC (TCIM) (each an Adviser and collectively referred to as the Advisers).
I. Introduction
Our voting practices are guided by our obligations to our clients.
These Guidelines set forth the manner in which the Advisers intend to vote on proxy matters involving publicly traded portfolio companies held in client portfolios, and serve to assist clients, portfolio companies and other interested parties in understanding how the Advisers intend to vote on proxy-related issues. As indicated in these Guidelines, we monitor portfolio companies’ environmental, social and governance (ESG) practices in an effort to ensure that boards consider these factors in the context of their strategic deliberations. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.
We vote proxies in accordance with what we believe is in the best interest of our clients. In making those decisions, we are principally guided by advancing long-term shareholder value and may take into account many factors, including input from our investment teams and third-party research. Among other factors, we consider specific company context, including ESG practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.
Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes economic performance and shareholder value; (iii) whether the resolution promotes ESG best practices; and (iv) whether the information and actions recommended by the resolution are reasonable and practical.
The Guidelines are implemented by Nuveen’s Responsible Investing Team (RI Team) and applied in consideration of the facts and circumstances of the particular resolution. The RI Team relies on its professional judgment, informed by proprietary research and reports provided by various third-party research providers. The portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager determines it is in the best interest of the respective Adviser’s clients to do so. The rationale for votes submitted contrary to the Guidelines will be documented and maintained.
II. Accountability and transparency
Board of directors
Elect directors
General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:
•When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:
•Egregious compensation practices
•Lack of responsiveness to a failed vote
•Unequal treatment of shareholders
•Adoption of inappropriate antitakeover devices
•When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

•Independence
•When board independence is not in line with local market regulations or best practices
•When a member of executive management sits on a key board committee that should be composed of only independent directors
•When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions
•Board refreshment
•When there is insufficient diversity on the board and the company has not demonstrated its commitment to making the board more diverse
•When we determine that director tenure is excessive and there has been no recent board refreshment
Contested elections
General Policy: We will support the candidates we believe will represent the best interests of shareholders.
Majority vote for the election of directors
General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.
Establish specific board committees
General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.
Annual election of directors
General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.
Cumulative voting
General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.
Separation of Chairman and Chief Executive Officer
General Policy: We will consider supporting shareholder resolutions asking that the roles of chairman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we may also support resolutions on a case-by- case basis where we believe, in practice, that there is not a bona fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.
Shareholder rights
Proxy access
General Policy: We will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.
Ratification of auditor
General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

Supermajority vote requirements
General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.
Dual-class common stock and unequal voting rights
General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.
Right to call a special meeting
General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.
Right to act by written consent
General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.
Antitakeover devices (poison pills)
General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:
•Whether the company has demonstrated a need for antitakeover protection
•Whether the provisions of the device are in line with generally accepted governance principles
•Whether the company has submitted the device for shareholder approval
•Whether the proposal arises in the context of a takeover bid or contest for control
We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.
Reincorporation
General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal and the established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.
Corporate political influence
General Policies:
•We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.
•We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.
•We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the long-term health of the corporation.
•We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.
Closed-end funds
We recognize that many exchange-listed closed-end funds (CEFs) have adopted particular corporate governance practices that deviate from certain policies set forth in the Guidelines. We believe that the distinctive structure of CEFs can provide important benefits to investors, but leaves CEFs uniquely vulnerable to opportunistic traders seeking short-term gains at the expense of long-term shareholders. Thus, to protect the interests of their long-term shareholders, many CEFs have adopted measures to defend against attacks from short-term oriented activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views, and voting in accordance with the best interest of our shareholders.
Compensation issues
Advisory votes on executive compensation (say on pay)
General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.
We generally note the following red flags when evaluating executive compensation plans:
•Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.
•Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.
•Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.
•Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.
•Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.
•Excess Discretion: We will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.
•Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.
Equity-based compensation plans
General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.
We generally note the following red flags when evaluating equity incentive plans:
•Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

•Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.
•Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.
•Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.
Golden parachutes
General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.
Shareholder resolutions on executive compensation
General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.
III. Guidelines for ESG shareholder resolutions
We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk and advance long-term shareholder value.
Environmental issues
Global climate change
General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.
Use of natural resources
General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.
Impact on ecosystems
General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.
Animal welfare
General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.
Issues related to customers
Product responsibility
General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.
Predatory lending
General Policy: We will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and about policies designed to prevent predatory lending practices.

Issues related to employees and suppliers
Diversity and nondiscrimination
General Policies:
•We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.
•We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board diversity, and gender pay equity policies and practices.
Global labor standards
General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.
Issues related to communities
Corporate response to global health risks
General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.
Global human rights codes of conduct
General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.
Disclosures
Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC are SEC registered investment advisers and subsidiaries of Nuveen, LLC

Nuveen proxy voting policy
Applicability
This Policy applies to Nuveen employees acting on behalf of Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC
Policy purpose and statement
Proxy voting is the primary means by which shareholders may influence a publicly traded company’s governance and operations and thus create the potential for value and positive long-term investment performance. When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Nuveen Asset Management, LLC (NAM), Teachers Advisors, LLC (TAL) and TIAA-CREF Investment Management, LLC (TCIM), (each an Adviser and collectively, the Advisers), vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as the Responsible Investing Team (RI Team) to administer the Advisers’ proxy voting. The RI

Team adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.
Policy statement
Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and influencing the Portfolio Company’s behavior. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (Rule) of the Investment Advisers Act of 1940, as amended (Advisers Act) and applicable laws and regulations, (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).
Enforcement
As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.
Terms and definitions
Advisory Personnel includes the Adviser’s portfolio managers and/or research analysts.
Proxy Voting Guidelines (Guidelines) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.
Portfolio Company includes any publicly traded company held in an account that is managed by an Adviser.
Policy requirements
Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies.
The Nuveen Proxy Voting Committee (Committee), the Advisers, the RI Team and Nuveen Compliance are subject to the respective requirements outlined below under Roles and Responsibilities.
Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.
Roles and responsibilities
Nuveen Proxy Voting Committee
The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the RI Team, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.
Advisers
1.    Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the RI Team if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2.    When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.
3.    Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.
Responsible Investing Team
1.    Performs day-to-day administration of the Advisers’ proxy voting processes.
2.    Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the RI Team, on behalf of the Advisers, takes into account several factors, including, but not limited to:
•Input from Advisory Personnel
•Third-party research
•Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.
3.    Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.
4.    Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.
5.    Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.
6.    Performs an annual vote reconciliation for review by the Committee.
7.    Arranges the annual service provider due diligence, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.
8.    Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.
9.    Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.
10.    Creates and retains certain records in accordance with Nuveen’s Record Management program.
11.    Oversees the proxy voting service provider in making and retaining certain records as required under applicable regulation.
12.    Assesses, in cooperation with Advisory Personnel, whether securities on loan should be recalled in order to vote their proxies.
Nuveen Compliance
1.    Ensures proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.
2.    Ensures proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.
3.    Assists the RI Team with arranging the annual service provider due diligence and presenting the results to the Committee.
4.    Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Governance
Review and approval
This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Leader, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.
Implementation
Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the RI Team for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.
Exceptions
Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Nuveen proxy voting conflicts of interest policy and procedures
Applicability
This Policy applies to employees of Nuveen (Nuveen) acting on behalf of Nuveen Asset Management, LLC (NAM), Teachers Advisors, LLC (TAL) and TIAA-CREF Investment Management, LLC (TCIM), (each an Adviser and collectively referred to as the Advisers)
Policy purpose and statement
Proxy voting by investment advisers is subject to U.S. Securities and Exchange Commission (SEC) rules and regulations, and for accounts subject to ERISA, U.S. Department of Labor (DOL) requirements. These rules and regulations require policies and procedures reasonably designed to ensure proxies are voted in the best interest of clients and that such procedures set forth how the adviser addresses material conflicts that may arise between the Adviser’s interests and those of its clients. The purpose of this Proxy Voting Conflicts of Interest Policy and Procedures (Policy) is to describe how the Advisers monitor and address the risks associated with Material Conflicts of Interest arising out of business and personal relationships that could affect proxy voting decisions.
Nuveen’s Responsible Investing Team (RI Team) is responsible for providing vote recommendations, based on the Nuveen Proxy Voting Guidelines (Guidelines), to the Advisers and for administering the voting of proxies on behalf of the Advisers. When determining how to vote proxies, the RI Team adheres to the Guidelines which are reasonably designed to ensure that the Advisers vote proxies in the best interests of the Advisers’ clients.
Advisers may face certain potential Material Conflicts of Interest when voting proxies. The procedures set forth below have been reasonably designed to identify, monitor, and address potential Material Conflicts of Interest to ensure that the Advisers’ voting decisions are based on the best interest of their clients and are not the product of a conflict.
Policy statement
The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.
Enforcement
As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions
Advisory Personnel includes the Advisers’ portfolio managers and research analysts.
Conflicts Watch List (Watch List) refers to a list maintained by the RI Team based on the following:
1.    The positions and relationships of the following categories of individuals are evaluated to assist in identifying a potential Material Conflict with a Portfolio Company:
i.    The TIAA CEO
ii.    Nuveen Executive Leadership Team
iii.    RI Team members who provide proxy voting recommendations on behalf of the Advisers,
iv.    Advisory Personnel, and
v.    Household Members of the parties listed above in Nos. 1(i)–1(iv)
    The following criteria constitute a potential Material Conflict:
•Any individual identified above in 1(i)–1(v) who serves on a Portfolio Company’s board of directors; and/or
•Any individual identified above in 1(v) who serves as a senior executive of a Portfolio Company.
2.    In addition, the following circumstances have been determined to constitute a potential Material Conflict:
i.    Voting proxies for Funds sponsored by a Nuveen Affiliated Entity (i.e., registered investment funds and other funds that require proxy voting) held in client accounts,
ii.    Voting proxies for Portfolio Companies that are direct advisory clients of the Advisers and/or the Nuveen Affiliated Entities,
iii.    Voting proxies for Portfolio Companies that have a material distribution relationship* with regard to the products or strategies of the Advisers and/or the Nuveen Affiliated Entities,
iv.    Voting proxies for Portfolio Companies that are institutional investment consultants with which the Advisers and/or the Nuveen Affiliated Entities have engaged for any material business opportunity* and
v.    Any other circumstance where the RI Team, the Nuveen Proxy Voting Committee (Committee), the Advisers, Nuveen Legal or Nuveen Compliance are aware of in which the Adviser’s duty to serve its clients’ interests could be materially compromised.
In addition, certain conflicts may arise when a Proxy Service Provider or their affiliate(s), have determined and/or disclosed that a relationship exists with i) a Portfolio Company ii) an entity acting as a primary shareholder proponent with respect to a Portfolio Company or iii) another party. Such relationships include, but are not limited to, the products and services provided to, and the revenue obtained from, such Portfolio Company or its affiliates. The Proxy Service Provider is required to disclose such relationships to the Advisers, and the RI Team reviews and evaluates the Proxy Service Provider’s disclosed conflicts of interest and associated controls annually and reports its assessment to the Committee.
Household Member includes any of the following who reside or are expected to reside in your household for at least 90 days a year: i) spouse or Domestic Partner, ii) sibling, iii) child, stepchild, grandchild, parents, grandparent, stepparent, and in-laws (mother, father, son, daughter, brother, sister).
Domestic Partner is defined as an individual who is neither a relative of, or legally married to, a Nuveen employee but shares a residence and is in a mutual commitment similar to marriage with such Nuveen employee.
Material Conflicts of Interest (Material Conflict) A conflict of interest that reasonably could have the potential to influence a recommendation based on the criteria described in this Policy.
Nuveen Affiliated Entities refers to TIAA and entities that are under common control with the Advisers and that provide investment advisory services to third party clients.† TIAA and the Advisers will undertake reasonable efforts to identify and manage any potential TIAA-related conflicts of interest.

Portfolio Company refers to any publicly traded company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity.
Proxy Service Provider(s) refers to any independent third-party vendor(s) who provides proxy voting administrative, research and/or recordkeeping services to Nuveen.
Proxy Voting Guidelines (Guidelines) are a set of pre-determined principles setting forth the manner in which the Advisers generally intend to vote on specific voting categories and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.
Proxy Voting Conflicts of Interest Escalation Form (Escalation Form) Used in limited circumstances as described below to formally document certain requests to deviate from the Guidelines, the rationale supporting the request, and the ultimate resolution.
____
*    Such criteria is defined in a separate standard operating procedure.
†    Such list is maintained in a separate standard operating procedure.
Policy requirements
The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.
The RI Team and Advisory Personnel are prohibited from being influenced in their proxy voting decisions by any individual outside the established proxy voting process. The RI Team and Advisory Personnel are required to report to Nuveen Compliance any individuals or parties seeking to influence proxy votes outside the established proxy voting process.
The RI Team generally seeks to vote proxies in adherence to the Guidelines. In the event that a potential Material Conflict has been identified, the Committee, the RI Team, Advisory Personnel and Nuveen Compliance are required to comply with the following:
Proxies are generally voted in accordance with the Guidelines. In instances where a proxy is issued by a Portfolio Company on the Watch List, and the RI Team’s vote direction is in support of company management and either contrary to the Guidelines or the Guidelines require a case by case review, then the RI Team vote recommendation is evaluated using established criteria‡ to determine whether a potential conflict exists. In instances where it is determined a potential conflict exists, the vote direction shall default to the recommendation of an independent third-party Proxy Service Provider based on such provider’s benchmark policy. To the extent the RI Team believes there is a justification to vote contrary to the Proxy Service Provider’s benchmark recommendation in such an instance, then such requests are evaluated and mitigated pursuant to an Escalation Form review process as described in the Roles and Responsibilities section below. In all cases votes are intended to be in line with the Guidelines and in the best interests of clients.
The Advisers are required to adhere to the baseline standards and guiding principles governing client and personnel conflicts as outlined in the TIAA Conflicts of Interest Policy to assist in identifying, escalating and addressing proxy voting conflicts in a timely manner.
____
‡    Such criteria is defined in a separate standard operating procedure.
Roles and responsibilities
Nuveen Proxy Voting Committee
1.    Annually, review and approve the criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2.    Review and approve the Policy annually, or more frequently as required.
3.    Review Escalation Forms as described above to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.
4.    Review RI Team Material Conflicts reporting.
5.    Review and consider any other matters involving the Advisers’ proxy voting activities that are brought to the Committee.
Responsible Investing Team
1.    Promptly disclose RI Team members’ Material Conflicts to Nuveen Compliance.
2.    RI Team members must recuse themselves from all decisions related to proxy voting for the Portfolio Company seeking the proxy for which they personally have disclosed, or are required to disclose, a Material Conflict.
3.    Compile, administer and update the Watch List promptly based on the Watch List criteria described herein as necessary.
4.    Evaluate vote recommendations for Portfolio Companies on the Watch List, based on established criteria to determine whether a vote shall default to the third-party Proxy Service Provider, or whether an Escalation Form is required.
5.    In instances where an Escalation Form is required as described above, the RI Team member responsible for the recommendation completes and submits the form to an RI Team manager and the Committee. The RI Team will specify a response due date from the Committee typically no earlier than two business days from when the request was delivered. While the RI Team will make reasonable efforts to provide a two business day notification period, in certain instances the required response date may be shortened. The Committee reviews the Escalation Form to determine whether a Material Conflict exists and whether the rationale of the recommendation is clearly articulated and reasonable relative to the existing conflict. The Committee will then provide its response in writing to the RI Team member who submitted the Escalation Form.
6.    Provide Nuveen Compliance with established reporting.
7.    Prepare Material Conflicts reporting to the Committee and other parties, as applicable.
8.    Retain Escalation Forms and responses thereto and all other relevant documentation in conformance with Nuveen’s Record Management program.
Advisory Personnel
1.    Promptly disclose Material Conflicts to Nuveen Compliance.
2.    Provide input and/or vote recommendations to the RI Team upon request. Advisory Personnel are prohibited from providing the RI Team with input and/or recommendations for any Portfolio Company for which they have disclosed, or are required to disclose, a Material Conflict.
3.    From time to time as part of the Adviser’s normal course of business, Advisory Personnel may initiate an action to override the Guidelines for a particular proposal. For a proxy vote issued by a Portfolio Company on the Watch List, if Advisory Personnel request a vote against the Guidelines and in favor of Portfolio Company management, then the request will be evaluated by the RI Team in accordance with their established criteria and processes described above. To the extent an Escalation Form is required, the Committee reviews the Escalation Form to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.
Nuveen Compliance
1.    Determine criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.
2.    Determine parties responsible for collection of, and providing identified Material Conflicts to, the RI Team for inclusion on the Watch List.

3.    Perform periodic reviews of votes where Material Conflicts have been identified to determine whether the votes were cast in accordance with this Policy.
4.    Develop and maintain, in consultation with the RI Team, standard operating procedures to support the Policy.
5.    Perform periodic monitoring to determine adherence to the Policy.
6.    Administer training to the Advisers and the RI Team, as applicable, to ensure applicable personnel understand Material Conflicts and disclosure responsibilities.
7.    Assist the Committee with the annual review of this Policy.
Nuveen Legal
1.    Provide legal guidance as requested.
Governance
Review and approval
This Policy will be reviewed at least annually and will be updated sooner if changes are necessary. The Policy Leader, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.
Implementation
Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the RI Team for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.
Exceptions
Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.
Proxy Voting Policy and Procedures
Revised September 2024

Introduction

Rule 206(4)-6 under the Investment Advisers Act of 1940 addresses an investment adviser’s duty with regard to the voting of proxies for clients. Under the rule an adviser must:

(a)Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the client’s best interest and to address procedures to be undertaken in the event a material conflict arises between the firm’s interest and that of our clients as to how a particular security or proxy issue is voted;
(b)Disclose to clients how they may obtain information regarding how the firm voted with respect to the client’s securities; and
(c)Describe the firm’s policies and procedures to clients and, upon request, furnish a copy of the policies and procedures to the requesting client.

Vaughan Nelson Investment Management, LP (“Vaughan Nelson”) has created a Proxy Voting Policy, Procedures and Guideline which are reasonably designed to ensure proxies are voted in the best interest of our clients, are in compliance with Rule 206(4)-6 and address the areas noted by the U.S. Securities and Exchange Commission (“SEC”) in Staff Legal Bulletin 20 as well as guidance issued from time to time by the SEC. Our authority to vote proxies for our clients is established through either the advisory contract (if the contract is silent, implied by the overall delegation of discretionary authority), or our fiduciary responsibility to ERISA clients under Department of Labor regulations.

A.Proxy Voting Policy

Vaughan Nelson Investment Management, LP (“Vaughan Nelson”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Vaughan Nelson as investment adviser. Vaughan Nelson has adopted and implemented Proxy Voting Policies and Procedures (“Policy and Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Vaughan Nelson’s fiduciary duty, and all applicable law and regulations. The Policy and Procedures, as implemented by the Vaughan Nelson Proxy Voting Committee (PVC), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), with the objective of protecting shareholder interests and maximizing shareholder value.

Vaughan Nelson has also created a Proxy Voting Guideline (the “Guideline”) reasonably believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. In drafting this guideline, the firm considered the nature of the firm’s business and the types of securities being managed. The firm created the Guideline to help ensure voting consistency on issues common amongst issuers and to help serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy.

Vaughan Nelson uses the services of third parties to provide research, analysis, voting recommendations, and to administer the process of voting proxies for those clients for which Vaughan Nelson has voting authority (collectively the “Proxy Voting Services”). Vaughan Nelson will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Vaughan Nelson unless the Proxy Voting Committee determines that the client’s best interests are served by voting otherwise.

B.General Guidelines

The following general guidelines will apply when voting proxies on behalf of accounts for which Vaughan Nelson has voting authority.

1. Client’s Best Interests. The Policy and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Vaughan Nelson has determined that this means the best investment interest of its clients as shareholders of the issuer. In evaluating our clients’ best interests, Vaughan Nelson considers ESG Matters as part of its investment process. The Procedures are intended to reflect the incorporation and impact of these factors in cases where they are material to the growth and sustainability of an issuer. Vaughan Nelson has established its Policy and Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Vaughan Nelson will vote against proposals that it believes could negatively impact the current or future market value of the issuer’s securities during the expected holding period.

2. Client Proxy Voting Authority. Rather than delegating proxy voting authority to Vaughan Nelson, a client may retain the authority to vote proxies for securities in its account (or delegate voting authority to another party). Vaughan Nelson will honor this instruction as included within the investment management agreement or separately authorized document.

3. Stated Proxy Guideline. In the interest of consistency in voting proxies on behalf of its clients, Vaughan Nelson has adopted a Proxy Guideline that identifies issues where Vaughan Nelson will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; or (c) specifically consider its vote for or against a proposal. However, each vote may be cast differently than the stated guideline, taking into consideration all relevant facts and circumstances at the time of the vote. In cases where the recommendation of the issuer’s management and the Proxy Voting Service are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by- case basis by the Proxy Committee.

4. Abstentions, Limitations and Other Exceptions. Vaughan Nelson’s general policy is to vote rather than abstain from voting on issues presented. However, in the following circumstances Vaughan Nelson may not vote a client’s proxy:

•Mutual Funds – where voting may be controlled by restrictions within the fund or the actions of authorized persons
•International Securities – where the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so
•New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material
•Unsupervised Securities – where the firm does not have a basis on which to offer advice
•Unjustifiable Costs – for example, the firm may abstain from voting a client proxy in a specific instance if, in our good faith determination, the costs involved in voting such proxy cannot be justified (e.g., total client holdings less than 10,000 shares and not held by a mutual fund; costs associated with obtaining translations of relevant proxy materials for non-U.S. securities) in light of the benefits to the client of voting. In accordance with the firm’s fiduciary duties, the firm shall, in appropriate cases, weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The decision will take into account the effect the vote is expected to have on the value of a client’s investment and whether this expected effect would outweigh the cost of voting.
•Administrative requirements for voting proxies in certain foreign jurisdictions such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
•Securities Not Held on Meeting Date – securities held on ‘record date’ but divested prior to the ‘meeting date’
•The client, as of the record date, has loaned the securities to which the proxy relates and Vaughan Nelson has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities.
•ERISA accounts – with respect to ERISA clients for whom we have accepted the responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, and the firm’s duty to avoid prohibited transactions.

5. Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Voting Committee, either directly or by application of this Policy and Guideline. All non-routine issues will generally be considered directly by the Proxy Voting Committee and/or, when necessary, the investment professionals responsible for an account holding the security and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to the Guideline unless special factors require that they be considered by the PVC and/or the investment professionals responsible for an account holding the security.

6. Availability of Procedures. Vaughan Nelson includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Vaughan Nelson also provides clients with a copy of its Proxy Voting Procedures.

7. Disclosure of Vote. Vaughan Nelson will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Vaughan Nelson’s policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

8. N-PX reporting. On November 2, 2022, the Securities and Exchange Commission (the “Commission”) adopted amendments to enhance the form used by mutual funds, exchange-traded funds, and certain other registered funds (“funds”) to report information about their proxy votes (“Form N-PX”). The amendments are intended to make these funds’ proxy voting records more usable and easier to analyze, improving investors’ ability to monitor how their funds vote and compare different funds’ voting records. The rulemaking also requires institutional investment managers (“managers”) to report how they voted on executive compensation, or so-called “say-on-pay” matters. Vaughan Nelson worked with its third-party proxy service provider (ISS) to develop these reports in support of the regulation amendments. Funds and managers will be required to file their first annual reports on amended Form N-PX by August 31, 2024, with these reports covering the period of July 1, 2023 to June 30, 2024.

C.Proxy Voting Committee (PVC)

1. Proxy Voting Committee Composition. The Proxy Voting Committee will be composed of a Compliance team member, a Portfolio Manager and other employees of Vaughan Nelson as needed. In the event that any member is unable to participate in a meeting of the Proxy Voting Committee, the member may designate another individual to act on the member’s behalf. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Voting Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Voting Committee will be memorialized electronically.

2. Duties. The Proxy Voting Committee’s specific responsibilities include the following:

•Annually reviewing the Proxy Voting Policies and Procedures to ensure they continue to be reasonably designed to ensure proxy votes are cast in the clients’ best interest.
•Annually reviewing, updating and modifying the Guidelines
•overseeing the vote on proposals according to the predetermined Guideline,
•directing the vote on proposals where there is reason not to vote according to the predetermined Guideline or where proposals require special consideration,
•consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate.

D.Proxy Voting Service (PVS)

Vaughan Nelson intends to use a PVS in a limited capacity to assist the firm with its proxy voting responsibilities and to obtain supplemental research information which will assist the firm in voting some proxy items (i.e., ESG related items, items not addressed in the firm’s proxy voting guideline). The PVS will be used primarily to collect proxy ballots for our clients, provide the firm a platform in which to indicate our vote, provide company research as a point of information to assist our firm with voting and assist our firm in generating proxy voting reports.

Given the different business lines of a PVS, there will be instances where the research received from the PVS might be influenced by a conflict of interest resulting from the PVS’s affiliations or other relationships/engagements the PVS has with an issuer. Vaughan Nelson will become informed of these conflicts by:

1)Periodically obtaining an updated list of the PVS’s affiliates and a list of its significant relationships with publicly traded issuers that are clients.

Vaughan Nelson will use these lists along with any available on-line tools made available by the PVS to determine if an upcoming proxy vote may present a conflict of interest for the PVS and take that information into consideration if we intend to use the PVS’s research to vote a proxy item that is not addressed in our firm’s recurring Proxy Voting Guideline.

2)Obtaining a copy of the PVS’s Code of Ethics and Policies and Procedures (or similar document) to ensure they address the topic of conflicts of interest with their employees and have processes in place to mitigate any issues.

3)Reviewing for indications of conflict for each proxy to be voted.

Vaughan Nelson will perform a third party service provider review of the PVS on an annual basis to determine whether the PVS: a) has been the subject of any inquiries, subpoenas, investigations or penalties by the SEC or any other regulator; b) has the capacity and competency (i.e. staffing, technology) to adequately analyze matters and provide its services; c) has appropriate disclosure regarding the source of information and methodologies used in formulating recommendations; d) has an effective process for seeking timely input from issuers and clients regarding its voting policies, methodologies, peer group construction, identifying and addressing conflicts of interest; e) has a process to correct material deficiencies in the issuer information or research it has provided

E.Conflicts of Interest

Vaughan Nelson has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. When determining the vote on any proposal, the Proxy Committee will not consider any benefit to Vaughan Nelson, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

Vaughan Nelson envisions only rare situations where a conflict of interest would exist or potentially exist between our firm and our clients given the nature of our business, clients, relationship and the types of securities being managed. Notwithstanding, an actual or potential conflict may be resolved in either of the following manners:

•If the proposal that gives rise to an actual or potential conflict is specifically addressed in the Guideline, the firm may vote the proxy in accordance with the pre-determined Guideline (provided that the pre-determined Guideline involves little or no discretion on the firm’s part);

•Otherwise, the firm will follow the recommendations of the PVS as to how the proxy should be voted. However, if the conflict of interest is a result of the PVS’ affiliations or other lines of business, then the firm will take that information into consideration if the firm intends to use the PVS’s research to vote a proxy item that is not addressed in our firm’s recurring Proxy Voting Guideline.

Vaughan Nelson, as an indirect subsidiary of a Bank Holding Company (Natixis), is restricted from voting the shares it has invested in banking entities on behalf of its clients in instances where the aggregate ownership of all the Bank Holding Company’s investment management subsidiaries exceed 5% of the outstanding voting shares of a bank. Where the aggregate ownership described exceeds the 5% threshold, the firm will instruct the PVS, an independent third party, to vote the proxies in line with their recommendation.

F.Recordkeeping

Vaughan Nelson or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Vaughan Nelson that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Vaughan Nelson’s written response to any (written or oral) client request for such records. Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Vaughan Nelson.

G.Proxy Voting Procedures

The procedures to be performed by a Compliance Individual (CI), the firm’s Proxy Administrator (PA) and, as needed, the Proxy Voting Committee (or representative thereof) in the execution of our proxy voting duty to clients will be as follows:

Client account Setup/Reconciliation

1.New clients will receive a copy of the “Description of Proxy Voting Policies and Procedures” as part of information provided in connection with the firm’s New Client Checklist. This document details the proposed scope of Vaughan Nelson’s proxy voting responsibilities and summarizes the processes used to vote proxies on behalf of a client if the client delegates the proxy voting responsibility to Vaughan Nelson.

2.At the time a contract is entered into a determination will be made as to whether the client will retain proxy voting responsibilities. A separate acknowledgement will be obtained where the client elects to retain proxy voting responsibilities, if so desired.

3.The PA will arrange for client proxy material to be forwarded to the PVS for voting.

4.Vaughan Nelson uploads an automated FTP position file each day (on a settlement date basis) detailing all the securities held on behalf of our clients. The PVS will reconcile the daily file uploaded against their records and inform us if there are any account discrepancies. VN will research the reason for any account discrepancies in a timely manner.

5.The PVS will match the proxy material they receive for the accounts listed in the daily FTP position file and follow up with any custodian that has not forwarded proxies within a reasonable time.

Securities Lending

In many cases Vaughan Nelson’s clients participate in securities lending programs whereby the legal right to vote a proxy is transferred to the borrower as a result of the lending process. From time to time, circumstances may arise where Vaughan Nelson desires to vote shares in an upcoming proxy (i.e. acquisition, contested election, etc.) if it is determined that it is in the client’s best interest. In these cases, Vaughan Nelson, if the record date has not passed, will request the client to ‘recall’ the security in question from loan until the proxy record date in order for the client (and thereby Vaughan Nelson) to be the holder of record in order to cast the proxy vote.

Voting Process

1.The PA will log into the PVS system daily to review the proxy meetings that need to be voted. The PA has developed a desk top procedure help track the upcoming proxy meetings to ensure that all proxies are voted in a timely manner and none are missed.

2.While the PVS system provides a monthly view of upcoming proxy meetings, sometimes the research materials are not immediately available. Through web access and the PVS system, the PA is able to determine for each security its record date, meeting date and whether the PVS has completed proxy research on the security.

3.Once the PVS research reports are available for a proxy meeting, the meeting is ready to be voted. At such time, the PA will review our internal positions/holdings report detailing the shares held of the security for our clients and compare it for reasonableness to the positions/holdings report provided by the PVS. Sometimes, share discrepancies exist because a client might have shares on loan or because clients have opted to retain the responsibility to vote their own proxies. Although Vaughan Nelson relies mainly on account reconciliations (instead of share reconciliations) to ensure proxies are being voted, the PA will research certain share discrepancies as detailed in the PA’s desk top procedures.

4.Download the PVS proxy research for each security and save it to a shared drive to be used by the CI if needed.

5.The PA will provide the CI with a copy of the voting form and provide a description of any conflict of interest for the company flagged by the PVS system.

6.The CI will make a determination as to whether a material conflict exists with regard to the proxy or an individual proxy issue. The results of this determination will be documented and initialed on the proxy voting form. The CI will review the proxy issues against the firm’s Guideline and cast each vote on the voting form, if able, and sign off on having voted those issues.

a)If all issues were able to be voted within the Guideline the package will be returned to the PA for online voting.

b)If issues exist for which a case-by-case review must be made the package is forwarded to the PVC. The PVC will review the information within the package and any other necessary information in order to formulate the vote to be cast. If necessary, the proxy item(s) will be forwarded to the appropriate Portfolio Manager for input. The rationale for any departures from the firm’s Guideline will be documented within the package. All votes will be indicated on the voting form and a member of the PVC or the Portfolio Manager will sign off as to having voted those issues. The package will then be returned to the PA for voting.

c)As described under “Conflicts of Interests”, where a material conflict exists the firm may vote the issue 1) in accordance with the Guideline if the application of such policy to the issue at hand involves little or no discretion on the part of the firm, or 2) as indicated by the independent third-party research firm(if the PVS has no conflict), or 3) If both VN and the PVS have a conflict of interest, then this will be documented and taken into consideration when determining how the vote will be cast in the client’s best interest . By voting conflicts in accordance with the indication of an independent third-party, the firm will be able to demonstrate that the vote was not a product of a conflict of interest. An indication that this was the approach taken to vote the issue will be made and signed off on by a member of the PVC. The package will then be returned to the PA for voting.

7.Through the software interface with the PVS the PA will indicate, review and submit our vote on individual securities. The PA is able to re-submit our vote up until the day before the meeting which can accommodate cases where new information may come to light.

8.The PVS will then process the vote with the issuer on behalf of the firm.

WCM INVESTMENT MANAGEMENT, LLC
Proxy Voting Policy
A.Proxy Voting Procedures
WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.
In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, the Proxy Voting Rule, Rule 206(4)-6, and for ERISA accounts, the DOL’s Proxy Voting Rule, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients. Even when WCM has proxy voting authority, a Client may request that WCM vote in a certain manner. Any such instructions shall be provided to WCM, in writing or electronic communication, saved in the Client files and communicated to the Portfolio Associate and Proxy Admin.
Special Rules for ERISA.
Unless proxy voting responsibility has been expressly reserved by the plan, trust document, or investment management agreement, and is being exercised by another “named fiduciary” for an ERISA Plan Client, WCM, as the investment manager for the account, has the exclusive authority to vote proxies or exercise other shareholder relating to securities held for the Plan’s account. The interests or desires of plan sponsors should not be considered. In addition, if a “named fiduciary” for the plan has provided WCM with written proxy voting guidelines, those guidelines must be followed, unless the guidelines, or the results of following the guidelines, would be contrary to the economic interests of the plan's participants or beneficiaries, imprudent or otherwise contrary to ERISA.
Investors in WCM Private Funds which are deemed to hold “plan assets” under ERISA accept WCM’s investment policy statement and a proxy voting policy before they are allowed to invest.
1.Role of the Independent Proxy Adviser
WCM utilizes the proxy voting recommendations of Glass Lewis (our “Proxy Adviser”). The purpose of the Proxy Advisers proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because the Proxy Adviser is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. The Proxy Adviser’s approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – the Proxy Adviser analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.
The voting recommendations of the Proxy Adviser are strongly considered; however, the final determination for voting in the best economic interest of the clients is the responsibility of the relevant strategy Investment Strategy Group (ISG). When a decision is reached to vote contrary to the recommendation of the Proxy Adviser, the ISG will address any potential conflicts of interest (as described in this policy) and proceed accordingly. They will maintain documentation to support the decision, which will be reviewed by the Compliance Team.
WCM will take reasonable steps under the circumstances to make sure that all proxies are received and for those that WCM has determined should be voted, are voted in a timely manner.

2.Role of the Portfolio Associate.
The Portfolio Associate is responsible for the onboarding and maintenance of Client accounts. For each Client, the Portfolio Associate:
a.Determines whether WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;
b.Instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to Broadridge/ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on the Proxy Adviser and/or WCM recommendations; and (3) maintain records of such votes electronically.
c.Assigns the appropriate proxy voting guidelines based on a Client’s Investment Policy Guidelines;
d.Reports proxy voting record to Client, as requested.
3.Role of the Proxy Admin.
The Proxy Admin circulates proxy ballot information and administers the proxy vote execution process. The Proxy Admin:
a.Monitors the integrity of the data feed between the Client’s registered owner of record and Broadridge/Proxy Edge;
b.Executes votes based on the recommendation of the Proxy Adviser or ISG;
c.Ensures all votes are cast in a timely manner.
4.Role of the ISG and Analysts
With the support of the Analysts, and in consideration of the voting recommendation of the Proxy Adviser, the Investment Strategy Group (ISG) is responsible for review of the Proxy Adviser policy and final vote determination. The ISG:
a.Annually, reviews the policy of the Proxy Adviser to ensure voting recommendations are based on a Client’s best interest;
b.Reviews the ballot voting recommendations of the Proxy Adviser;
c.Investigates ballot voting issues during the normal course of research, company visits, or discussions with company representatives.
If the ISG:
a.Agrees with the voting recommendation of the Proxy Adviser, no further action is required;
b.Disagrees with the voting recommendation of the Proxy Adviser, they will:
1)Deal with conflicts of interest, as described below;
2)Provide updated voting instructions to the Proxy Admin;
3)Document the rationale for the decision, which is provided to Compliance.
5.Certain Proxy Votes May Not Be Cast
In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:
a.Neither the Proxy Adviser’ recommendation nor specific client instructions cover an issue;

b.In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.
In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. In such cases, materiality is determined and documented by the ISG.
Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (share blocking). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”
6.Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer
WCM believes the use of the Proxy Adviser’s independent guidelines helps to mitigate proxy voting related conflicts between the firm and its clients. Notwithstanding WCM may choose to vote a proxy against the recommendation of the Proxy Adviser, if WCM believes such vote is in the best economic interest of its clients. Such a decision will be made and documented by the ISG. Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule the Proxy Adviser’s recommendation with respect to a proxy unless the following steps are taken by the CCO:
a.The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.
1)Significant Business Relationships – The CCO will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (i) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (ii) may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.
2)Significant Personal/Family Relationships – the CCO will determine whether any supervised persons who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior supervised persons of issuers for which WCM may vote proxies.
b.If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is “material” to any specific proposal included within the proxy. The CCO shall determine whether a proposal is material as follows:
1)Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine”

proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.
2)Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).
3)Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.
c.For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:
1)Obtain Client Consent or Direction– If the CCO approves the proposal to overrule the recommendation of the Proxy Adviser, WCM shall fully disclose to each client holding the security at issue the nature of the conflict and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).
2)Use the Proxy Adviser’ Recommendation – Vote in accordance with the Proxy Adviser’ recommendation.
d.For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule the Proxy Adviser’s recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule the Proxy Adviser’s recommendation, the ISG will maintain documentation to support their decision.
7.Dealing with Material Conflicts of Interest between a Client and the Proxy Adviser or Proxy Issuer
If WCM is notified by a client regarding a conflict of interest between them and the Proxy Adviser or the proxy issuer, The CCO will evaluate the circumstances and either:
a.elevate the decision to the ISG who will make a determination as to what would be in the Client’s best interest;
b.if practical, seek a waiver from the Client of the conflict; or
c.if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.
8.Maintenance of Proxy Voting Records
As required by Rule 204-2 under the Advisers Act, and for ERISA accounts, the DOL’s Proxy Voting Rule, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:
a.a copy of these Proxy Policies, as they may be amended from time to time;

b.copies of proxy statements received regarding Client securities;
c.a record of each proxy vote cast on behalf of its Clients;
d.a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and
e.each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.
As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).
9.Disclosure
WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.
10.Oversight of the Proxy Adviser
Prior to adopting the proxy guidelines and recommendations of a Proxy adviser, WCM will exercise prudence and diligence to determine that the guidelines for proxy recommendations are consistent with WCM’s fiduciary obligations. Each year, Compliance, in conjunction with input from the Proxy Admin, the ISG and others as determined by the CCO, will review WCM’s relationship with, and services provided by the Proxy Adviser. To facilitate this review, WCM will request information from the Proxy Adviser in consideration of the Proxy Adviser processes, policies and procedures to:
•Analyze and formulate voting recommendations on the matters for which WCM is responsible for voting and to disclose its information sources and methods used to develop such voting recommendations;
•Ensure that it has complete and accurate information about issuers when making recommendations and to provide its clients and issuers timely opportunities to provide input on certain matters;
•Resolve any identified material deficiencies in the completeness or accuracy of information about issuers for whom voting recommendations are made; and
•Identify, resolve, and disclose actual and potential conflicts of interest associated with its recommendations;
Additionally, WCM will review the Proxy Adviser’s proposed changes to its proxy voting guidelines to ensure alignment with the ISG’s expectations. The Proxy Adviser typically distributes proposed changes to its guidelines annually; therefore, WCM’s review of these proposed changes will typically coincide with the Proxy Adviser’ schedule.

PART C – OTHER INFORMATION

ITEM 28. EXHIBITS

(a)(1)	Certificate of Trust is incorporated herein by reference to the initial registration statement, filed on August 22, 2017.
(a)(2)	Agreement and Declaration of Trust is incorporated herein by reference to the initial registration statement, filed on August 22, 2017.
(a)(3)	Amended and Restated Agreement and Declaration of Trust, is filed herewith.
(b)	By-Laws of the Registrant is incorporated herein by reference to the initial registration statement, filed on August 22, 2017.
(c)	See Articles III, V, VI, VIII and X of the Registrant’s Agreement and Declaration of Trust, which is incorporated herein by reference to the initial registration statement, filed on August 22, 2017.
See Articles II, VI, VII and VIII of the Registrant’s By-Laws, which is incorporated herein by reference to the initial registration statement, filed on August 22, 2017.
(d)(1)
Investment Management Agreement between Registrant and PFM Asset Management LLC (“PFMAM”) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(d)(2)
Investment Management Agreement between Registrant and PFM Asset Management LLC (“PFMAM”) dated December 7, 2021 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Trust’s registration statement filed on January 28, 2022.

(d)(3)	Novation of Investment Management Agreement between Registrant and PFM Asset Management LLC (“PFMAM”) dated October 1, 2024, is filed herewith.
(d)(4)	Form of Subadvisory Agreement between the Registrant and the Sub-Advisers on behalf of each Fund is incorporated herein by reference to the initial registration statement, filed on August 22, 2017.
(d)(5)	Form of Novation of Subadvisory Agreement between Registrant and the Sub-Advisers on behalf of each Fund, is filed herewith.
(e)(1)	Distribution Agreement between Registrant and U.S. Bancorp Investments, Inc. (the "Distributor"), dated October 1, 2024, is filed herewith.
(f)	Not applicable.
(g)
Custody Agreement between Registrant and U.S. Bank National Association, is incorporated herein by reference to Post-Effective Amendment No. 10 to the Trust’s registration statement filed on January 29, 2024.

(h)(1)
Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, as amended, is incorporated herein by reference to Post-Effective Amendment No. 10 to the Trust’s registration statement filed on January 29, 2024.

(h)(2)
Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, is incorporated herein by reference to Post-Effective Amendment No. 10 to the Trust’s registration statement filed on January 29, 2024.

(h)(3)
Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, is incorporated herein by reference to Post-Effective Amendment No. 10 to the Trust’s registration statement filed on January 29, 2024.

(i)(1)	Share Issuance Opinion of Counsel, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.
(i)(2)	Consent of Counsel, is filed herewith.
(j)	Consent of independent registered public accounting firm, is filed herewith.
(k)	Not applicable.
(l)	Purchase Agreement/Initial Capital Agreement, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.
(m)
Distribution and Shareholder Services Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

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(n)	Multi-Class Plans pursuant to Rule 18f-3 under the 1940 Act, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.
(o)	Reserved.
(p)(1)	Code of Ethics for the Registrant, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.
(p)(2)	Code of Ethics for the Adviser, is filed herewith.
(p)(3)	Code of Ethics for the Distributor, is filed herewith.
(p)(4)	Code of Ethics for Acadian Asset Management LLC, is filed herewith.
(p)(5)	Code of Ethics for Aristotle Atlantic Partners, LLC, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Trust’s registration statement filed on January 28, 2022.
(p)(6)	Code of Ethics for Aristotle Capital Management, LLC, is filed herewith.
(p)(7)	Code of Ethics for Brown Brothers Harriman & Co., is incorporated herein by reference to Post-Effective Amendment No. 10 to the Trust’s registration statement filed on January 29, 2024.
(p)(8)	Code of Ethics for Jacobs Levy Equity Management, Inc., is incorporated herein by reference to Post-Effective Amendment No. 2 to the Trust’s registration statement filed on January 28, 2019.
(p)(9)	Code of Ethics for Ninety One North America, Inc., is filed herewith.
(p)(10)	Code of Ethics of Penn Mutual Asset Management, LLC, is filed herewith.
(p)(11)	Code of Ethics for PGIM, Inc., is incorporated herein by reference to Post-Effective Amendment No. 10 to the Trust’s registration statement filed on January 29, 2024.
(p)(12)	Code of Ethics for PineBridge Investments LLC, is incorporated herein by reference to Post-Effective Amendment No. 10 to the Trust’s registration statement filed on January 29, 2024.
(p)(13)	Code of Ethics of Putnam Investment Management, LLC, is filed herewith.
(p)(14)
Code of Ethics for Schroder Investment Management North America Inc., is incorporated herein by reference to Post-Effective Amendment No. 10 to the Trust’s registration statement filed on January 29, 2024.

(p)(15)	Code of Ethics for Teachers Advisors, LLC, is filed herewith.
(p)(16)	Code of Ethics for Vaughan Nelson Investment Management, L.P., is filed herewith.
(p)(17)	Code of Ethics for WCM Investment Management LLC, is incorporated herein by reference to Post-Effective Amendment No. 10 to the Trust’s registration statement filed on January 29, 2024.
(q)
Power of Attorney for Bruce Aronow, Robert Bernstein, and Carmen Heredia-Lopez, dated January 17, 2020, is incorporated herein by reference to Post-Effective Amendment No. 4 to the Trust's registration statement filed on January 28, 2020.

EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is directly or indirectly controlled by or under common control with the Registrant.

Additionally, see the “Control Persons and Principal Holders of Securities” section of the Statement of Additional Information (“SAI”) for a list of shareholders who own more than 5% of a specific fund’s outstanding shares and such information is incorporated by reference to this Item.

ITEM 30. INDEMNIFICATION

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its
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shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

The Declaration of Trust provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the DSTA, these Agents (as defined in the Declaration of Trust) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party or is threatened to be made a party to any Proceeding (as defined in the Declaration of Trust) because the person is or was an Agent of the Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration of Trust), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the investment adviser and each investment sub-adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

U.S. Bancorp Asset Management, Inc.

U.S. Bancorp Asset Management, Inc. (“USBAM”) serves as the investment adviser for each series of the Trust, and performs investment advisory services for the Trust, institutional investors and individual investors.

See the information concerning USBAM set forth in the Prospectus and SAI of this Registration Statement.

USBAM is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of directors, officers or partners of USBAM, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such directors, officers or partners during the past two years, is incorporated herein by reference from Schedules B and D of Forms ADV filed by USBAM (CRD# 111912/SEC# 801-60125) pursuant to the Advisers Act.

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Acadian Asset Management LLC

Acadian Asset Management LLC (“Acadian”) is an investment adviser registered with the United States Securities and Exchange Commission. ((IARD No. 106609; SEC File No. 801-28078). Acadian’s principal business address is 260 Franklin Street, Boston, Massachusetts 02110. Acadian’s Board of Managers is comprised of 6 individuals. Of these 6 individuals, 3 are employed by Acadian and have no substantial business activities outside of their employment with Acadian. The remaining 3 members of the Board of Managers are employed with Acadian’s parent company, BrightSphere Affiliate Holdings LLC, and have substantial business activities outside their relationship with Acadian. With respect to Acadian, the response to this Item is incorporated by reference to Acadian Form ADV on file with the SEC.

Aristotle Atlantic Partners, LLC

Aristotle Atlantic Partners, LLC (“Aristotle Atlantic”) serves as an investment sub-adviser for the Registrant with respect to First American Multi-Manager International Equity Fund. The principal business address of Aristotle Atlantic is 50 Central Ave, Suite 750, Sarasota, Florida 34236. With respect to Aristotle Atlantic, the response to this Item is incorporated by reference to Aristotle Atlantic’s Form ADV on file with the SEC.

Aristotle Capital Management, LLC

Aristotle Capital Management, LLC (“Aristotle Capital”) serves as an investment sub-adviser for the Registrant with respect to First American Multi-Manager International Equity Fund. The principal business address of Aristotle Capital is 11100 Santa Monica Blvd, Suite 1700, Los Angeles, California, 90025. With respect to Aristotle Capital, the response to this Item is incorporated by reference to Aristotle Capital’s Form ADV on file with the SEC.

Brown Brothers Harriman & Co.

Brown Brothers Harriman & Co. (“Brown Brothers”) serves as an investment sub-adviser for the Registrant with respect to First American Multi-Manager Fixed-Income Fund. The principal business address of Brown Brothers is 140 Broadway, New York, New York, 10005. With respect to Brown Brothers, the response to this Item is incorporated by reference to Brown Brother’s Form ADV on file with the SEC.

Jacobs Levy Equity Management, Inc.

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) serves as an investment sub-adviser for the Registrant with respect to First American Multi-Manager Domestic Equity Fund. The principal business address of Jacobs Levy is 100 Campus Drive, 4th Floor East, Florham Park, New Jersey, 07932. With respect to Jacobs Levy, the response to this Item is incorporated by reference to Jacobs Levy’s Form ADV on file with the SEC.

Ninety One North America, Inc.

Ninety One North America, Inc. (“Ninety One”), serves as a Subadvisor to the First American Multi-Manager International Equity Fund. The principal business address of Ninety One is 65 East 55th Street, 30th floor, New York, NY 10022.With respect to Ninety One, the response to this Item is incorporated by reference to Ninety One’s Form ADV on file with the SEC.

Penn Mutual Asset Management, LLC

Penn Mutual Asset Management, LLC (“PMAM”) serves as an investment sub-adviser for the Registrant with respect to First American Multi-Manager Fixed- Income Fund. The principal business address of PMAM is 161 Washington Street, Suite 1111, Conshohocken, Pennsylvania 19428. With respect toPMAM, the response to this Item is incorporated by reference to PMAM’s Form ADV on file with the SEC.

PGIM, Inc.

PGIM Inc. (“PGIM”) serves as an investment sub-adviser for the Registrant with respect to First American Multi-Manager Fixed-Income Fund. The principal business address of PGIM is 655 Broad Street, Newark, New Jersey, 07102. With respect to PGIM, the response to this Item is incorporated by reference to PGIM’s Form ADV on file with the SEC.

PineBridge Investments LLC

PineBridge Investments LLC (“PineBridge”) serves as an investment sub-adviser for the Registrant with respect to First American Multi-Manager Fixed- Income Fund. The principal business address of PineBridge is Park Avenue
4

Tower, 65 E 55th Street, New York, NY 10022. With respect to PineBridge, the response to this Item is incorporated by reference to PineBridge’s Form ADV on file with the SEC.

Putnam Investment Management, LLC

Putnam Investment Management, LLC (“Putnam”) serves as an investment sub-adviser for the Registrant with respect to First American Multi-Manager Domestic Equity Fund. The principal business address of Putnam is 100 Federal Street, Boston Massachusetts 02110. With respect to Putnam, the response to this Item is incorporated by reference to Putnam’s Form ADV on file with the SEC.

Schroder Investment Management North America Inc.

Schroder Investment Management North America Inc., (“SIMNA”) through its predecessors, has been an investment manager since 1962, and serves as investment adviser to mutual funds and a broad range of institutional investors. Schroders plc, SIMNA’s ultimate parent, is a global asset management company. SIMNA is located at 7 Bryant Park, New York, New York 10018.

Teachers Advisors, LLC

Teachers Advisors, LLC (“Teachers Advisors”) serves as an investment sub-adviser for the Registrant with respect to First American Multi-Manager Fixed-Income Fund. The principal business address of Teachers Advisors is 730 Third Avenue, 5th Floor, New York, New York, 10017. With respect to Teachers Advisors, the response to this Item is incorporated by reference to Teachers Advisors’ Form ADV on file with the SEC.

Vaughan Nelson Investment Management, L.P.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) serves as an investment sub-adviser for the Registrant with respect to First American Multi-Manager Domestic Equity Fund. The principal business address of Vaughan Nelson is 600 Travis, Suite 3800, Houston, Texas, 77002. With respect to Vaughan Nelson, the response to this Item is incorporated by reference to Vaughan Nelson’s Form ADV on file with the SEC.

WCM Investment Management LLC

WCM Investment Management LLC (“WCM”), serves as a Sub-Adviser to a portion of the First American Multi-Manager International Equity Fund. The principal business address of WCM is 281 Brooks Street, Laguna Beach, California, 92651.

The Adviser’s and Sub-Advisers’ respective Form ADVs may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)U.S. Bancorp Investments, Inc., with principal offices at 60 Livingston Avenue, Saint Paul, Minnesota 55107 serves as the Trust’s principal underwriter and also serves as the principal underwriter. U.S. Bancorp Investments, Inc. currently does not serve as the principal underwriter for any other investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(b)To the best of Registrant’s knowledge, the following is a list of the executive officers, directors and partners of U.S. Bancorp Investments, Inc. (none of the persons set forth below holds a position or office with Registrant):

Name	Position with Underwriter
Stephen Steiner 60 Livingston Avenue St. Paul, MN 55107	CEO, COO, Senior Vice President and Director
Shannon Clark 60 Livingston Avenue St. Paul, MN 55107	CFO and Director
Matthew McCarthy 800 Nicollet Mall Minneapolis, MN 55402	Chief Legal Officer
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Name	Position with Underwriter
Jeffrey Walter 428 W. Riverside Avenue Spokane, WA 99201	Chief Compliance Officer
Masood Ahmad 60 Livingston Avenue St. Paul, MN 55107	Senior Vice President, Operations Manager
Joel Floum 60 Livingston Avenue St. Paul, MN 55107	Director
Beth Lawlor 60 Livingston Avenue St. Paul, MN 55107	Director
Michael Poell 60 Livingston Avenue St. Paul, MN 55107	Senior Vice President, Compliance Manager and Director
James Whang 60 Livingston Avenue St. Paul, MN 55107	Director
U.S. Bancorp 800 Nicollet Mall Minneapolis, MN 55402	Parent Corporation

(c)Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the 1940 Act and the rules promulgated thereunder are maintained as follows:

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall,
Minneapolis, Minnesota 55402-0213
(records relating to its function as investment adviser)

U.S Bank, N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
(records relating to its function as custodian)

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
(records relating to its function as administrator, fund accountant and transfer agent)

U.S. Bancorp Investments, Inc.
60 Livingston Avenue
Saint Paul, Minnesota 55107
(records relating to its function as principal underwriter)

State Street Bank and Trust Company
One Lincoln Street,
Boston Massachusetts 02111
(records relating to its function as the Funds' previous administrator, fund accountant and transfer agent)

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS
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Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Harrisburg and Commonwealth of Pennsylvania, on the 28th day of January, 2025.

PFM Multi-Manager Series Trust

/s/ Valentine James Link, Jr.
Valentine James Link, Jr.
President of the Trust

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
By: /s/ Bruce Aronow*	Trustee	January 28, 2025
Bruce Aronow

By: /s/ Robert Bernstein*	Trustee	January 28, 2025
Robert Bernstein

By: /s/ Carmen Heredia-Lopez*	Trustee	January 28, 2025
Carmen Heredia-Lopez

By: /s/ John Spagnola	Trustee	January 28, 2025
John Spagnola

By: /s/ Daniel Hess	Treasurer and Principal Financial Officer	January 28, 2025
Daniel Hess

*By: /s/ Valentine James Link, Jr.	President and Principal Executive Officer	January 28, 2025
Valentine James Link, Jr.**

**Attorney-in-fact pursuant to power of attorney.

EXHIBIT INDEX

Exhibit No.	Description
(a)(3)	Amended and Restated Agreement and Declaration of Trust
(d)(3)	Novation of Investment Management Agreement between Registrant and PFM Asset Management LLC (“PFMAM”) dated October 1, 2024
(d)(4)	Form of Novation of Subadvisory Agreement between Registrant and the Sub-Advisers on behalf of each Fund
(e)(1)	Distribution Agreement between Registrant and U.S. Bancorp Investments, Inc. (the "Distributor"), dated October 1, 2024
(i)(2)	Consent of Counsel
(j)	Consent of independent registered public accounting firm
(p)(2)	Code of Ethics for the Adviser
(p)(3)	Code of Ethics for the Distributor
(p)(4)	Code of Ethics for Acadian Asset Management LLC
(p)(6)	Code of Ethics for Aristotle Capital Management, LLC
(p)(9)	Code of Ethics for Ninety One North America, Inc.
(p)(10)	Code of Ethics of Penn Mutual Asset Management, LLC
(p)(13)	Code of Ethics of Putnam Investment Management, LLC
(p)(15)	Code of Ethics for Teachers Advisors, LLC
(p)(16)	Code of Ethics for Vaughan Nelson Investment Management, L.P.
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase